UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03980

Morgan Stanley Institutional Fund Trust

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)

John H. Gernon
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-1886

Date of fiscal year end: September 30,

Date of reporting period: September 30, 2023

Item 1 - Report to Shareholders

Morgan Stanley Institutional Fund Trust

Core Plus Fixed Income Portfolio

Annual Report

September 30, 2023

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	16
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	21
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	38
Investment Advisory Agreement Approval	39
Liquidity Risk Management Program	41
Important Notices	42
Federal Tax Notice	43
U.S. Customer Privacy Notice	44
Trustees and Officers Information	47

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Core Plus Fixed Income Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2023

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Expense Example (unaudited)

Core Plus Fixed Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/23	Actual Ending Account Value 9/30/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Core Plus Fixed Income Portfolio Class I	$1,000.00	$968.30	$1,023.06	$1.97	$2.03	0.40%
Core Plus Fixed Income Portfolio Class A	1,000.00	965.80	1,021.36	3.65	3.75	0.74
Core Plus Fixed Income Portfolio Class L	1,000.00	964.40	1,020.06	4.92	5.06	1.00
Core Plus Fixed Income Portfolio Class C	1,000.00	962.90	1,017.75	7.18	7.39	1.46
Core Plus Fixed Income Portfolio Class R6	1,000.00	968.50	1,023.31	1.73	1.78	0.35

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

The Fund seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 2.03%, net of fees. The Fund's Class I shares outperformed against the Fund's benchmark, the Bloomberg U.S. Aggregate Index(i) (the "Index"), which returned 0.64%.

Factors Affecting Performance

•  Government bond yields rose over the period in the U.S. and throughout the world as central banks maintained hawkish positions in their fight against inflation. "Higher for longer" rhetoric was accompanied by recession fears, creating heightened levels of uncertainty in the markets. The portfolio's flat to mildly overweight position in U.S. duration detracted from relative performance, whereas the portfolio's exposure in the euro area, the U.K. and Australia contributed to relative performance. The portfolio's rates positioning in emerging markets (South Africa, Dominican Republic and Indonesia) also contributed to relative performance, as did the portfolio's overweight to emerging markets government-related debt.

•  Over the period, the portfolio's investment grade corporate bond positioning contributed to relative performance, as did the convertible bond allocation.

•  Overall securitized sector positioning contributed to relative performance during the period amid an increasingly challenging and volatile market. The overweight positioning to asset-backed securities (ABS) was the main contributor. The out-of-Index allocation to non-agency residential mortgage-backed securities (RMBS) and overweight to commercial mortgage-backed securities (CMBS) also contributed to relative performance. The Fund's agency RMBS underweight also helped relative performance as they also underperformed similar-duration Treasuries.

•  Currency positioning was mostly flat in terms of relative performance impact, with the long positions in New Zealand dollar and Norwegian krone detracting marginally while the long positions in Mexican peso and Brazilian real contributed on the margin.

Management Strategies

•  We believe a reasonable explanation for the market volatility seen in the past few months of the reporting period goes as follows: U.S. economic growth has been accelerating in 2023, which surprised analysts; the U.S. budget situation looks bad, sending more and more U.S. Treasuries into the market at the same time that the Federal Reserve (Fed) is shrinking its balance sheet; and the Fed has been adamant that the inflation game has not been won, so markets should expect the Fed to keep rates unchanged (at the September 2023 Federal Open Market Committee meeting, the Fed eliminated several rate cuts from its 2024 forecasts). In other words, rates would be kept higher for longer; market positioning seems to be skewed toward long interest-rate risk, making bonds vulnerable to disappointing news; and lastly, the coup de grace is that the U.S. yield curve has been highly inverted (meaning that yields on shorter-maturity U.S. Treasury bonds have been higher than yields on longer-maturity U.S. Treasury bonds), making longer-maturity bonds less attractive than shorter-maturity bonds. Add it all up, and you have a good cumulative narrative as to why longer-term yields rose in this period. Importantly, we believe that while the velocity of the Treasury market sell-off looks extreme, the end point — a U.S. Treasury 10-year yield ending September 2023 at 4.57%(ii) — does not.

•  One potential casualty of higher yields, wider credit spreads and softer equity prices is the economy, particularly in the U.S. Until September 2023, the probability of a "soft landing" grew as falling inflation, stable unemployment and reasonable growth looked increasingly feasible. However, we believe that the rise in yields on the back of

(i)  "Bloomberg®" and the Bloomberg Index/Indices used are service marks of Bloomberg Finance L.P. and its affiliates, and have been licensed for use for certain purposes by Morgan Stanley Investment Management (MSIM). Bloomberg is not affiliated with MSIM, does not approve, endorse, review, or recommend any product, and does not guarantee the timeliness, accurateness, or completeness of any data or information relating to any product.

(ii)  Source: Bloomberg L.P. Data as of September 30, 2023.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

increased confidence the Fed would not lower rates as much and as soon as expected — resulting in a meaningful rise in real interest rates — increases the chances of a harder landing and possibly a recession. While we believe it is far too early to assign this as the most likely scenario given what we currently know about economic activity, credit and equity markets have had to price in this higher probability, resulting in poor performance toward the end of the reporting period. We are also concerned about the ability of higher-risk assets to outperform in an era of inverted yield curves and high cash rates. We believe that the solid fundamentals we have witnessed in the year-to-date through September 2023 (low default rates, more credit rating upgrades than downgrades, etc.) could easily begin to deteriorate over the months ahead. We therefore remain cautious about maintaining anything above a modestly long position in lower-quality fixed income. We believe that selectivity will remain of paramount importance. Avoiding defaults and blow-ups will eventually be key as higher rates and refinancing risks feed into corporate performance and outlooks. The high yields on offer will help blunt underperformance if fundamentals do deteriorate, in our view.

•  Within securitized assets, we continue to favor shorter-maturity securitized credit (RMBS, ABS, selected CMBS) as offering the best opportunities in fixed income. That said, the outlook has modestly deteriorated as household balance sheets come under more pressure and excess savings run down. We are trying to take advantage of higher yields on higher quality issuers to achieve our target returns, rather than venturing down the risk/rating spectrum. Our favorite category of securitized credit remains non-agency residential mortgages, despite challenging home affordability. Somewhat surprisingly, U.S. housing looks like it may have bottomed out, with prices rising once again.

•  During the period, economic growth outside the U.S. has been much less impressive, with Europe and China flirting with recessionary conditions. However, that did not stop European and emerging markets bond yields from rising over the third quarter of 2023 (China's yields had essentially not moved at all). If growth outside the U.S. had not been so weak, U.S. yields probably would have moved even higher. While non-U.S. bond markets generally outperformed U.S. Treasuries, absolute yields were driven higher by the surprising strength of the U.S. economy and the doggedness of the Fed in combating inflation with high rates. Therefore, although we believe most central banks are likely finished hiking rates, we expect we are not finished with the era of high rates, the maintenance of which remains critical to win the war against inflation. At period end, although valuations have improved considerably, we are not yet ready to declare they have peaked and remain cautious in interest rate positioning in portfolio. While we believe growth fundamentals are worse outside the U.S. (except ironically perhaps for Japan), we do not think non-U.S. developed market government bonds are much more attractive than U.S. Treasuries. There is a reasonable probability that growth dynamics are in the process of bottoming in Europe and Asia, and could turn up next year at the very time the surge in real yields slows the U.S. economy in our view. As such, at period end, we were fairly neutral on developed market government markets on a relative basis. We did think selective emerging market bond markets look attractive, but that attractiveness has been undermined by the strong U.S. economy, hawkish Fed and rising yields. At period end, we believed that selectivity remains the name of the game and patience is necessary to realize value in many of these markets while the U.S. economy and U.S. dollar outperform.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class R6 shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the Bloomberg U.S. Aggregate Index(1) and the Lipper Core Plus Bond Funds Index(2)

	Period Ended September 30, 2023 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(4)	2.03%	0.61%	2.83%	6.23%
Fund — Class A Shares w/o sales charges(5)	1.59	0.26	2.47	3.83
Fund — Class A Shares with maximum 3.25% sales charges(5)	–1.73	–0.39	2.13	3.70
Fund — Class L Shares w/o sales charges(6)	1.30	–0.02	2.21	2.24
Fund — Class C Shares w/o sales charges(7)	0.84	–0.44	—	1.07
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	–0.12	–0.44	—	1.07
Fund — Class R6 Shares w/o sales charges(8)	1.97	0.64	—	0.71
Bloomberg U.S. Aggregate Index	0.64	0.10	1.13	5.91
Lipper Core Plus Bond Funds Index	1.46	0.49	1.56	—

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses. The Fund returns are calculated based on the net asset value as of the last business day of the period.

(1)  The Bloomberg U.S. Aggregate Index tracks the performance of U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Core Plus Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Core Plus Bond Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Core Plus Bond Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on November 14, 1984.

(5)  Commenced offering on November 7, 1996.

(6)  Commenced offering on April 27, 2012.

(7)  Commenced offering on April 30, 2015. Class C shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2023).

(8)  Commenced offering on June 15, 2018.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (96.9%)
Agency Fixed Rate Mortgages (19.7%)
Federal Home Loan Mortgage Corporation,
Conventional Pools:
3.50%, 8/1/49	$151	$130
4.00%, 4/1/49 - 11/1/49	488	438
4.50%, 2/1/49	294	274
Gold Pools:
3.50%, 1/1/44 - 4/1/49	742	655
4.00%, 6/1/44 - 1/1/48	279	255
5.41%, 7/1/37 - 8/1/37	10	9
5.44%, 1/1/37 - 2/1/38	40	36
5.46%, 8/1/37 - 1/1/38	26	25
5.50%, 8/1/37 - 11/1/37	39	37
5.62%, 12/1/36 - 8/1/37	43	41
6.00%, 10/1/36 - 8/1/38	36	37
6.50%, 12/1/25 - 8/1/33	45	46
7.00%, 6/1/28 - 11/1/31	13	13
Federal National Mortgage Association,
Conventional Pools:
3.00%, 9/1/46 - 1/1/50	2,646	2,206
3.50%, 8/1/45 - 1/1/50	2,786	2,419
4.00%, 11/1/41 - 9/1/49	2,427	2,211
4.50%, 3/1/41 - 8/1/49	946	886
5.00%, 3/1/41	76	75
5.50%, 6/1/35 - 1/1/37	27	27
5.62%, 12/1/36	17	16
6.50%, 4/1/24 - 1/1/34	356	361
7.00%, 5/1/28 - 12/1/33	53	53
9.50%, 4/1/30	8	8
October TBA
3.50%, 10/1/53 (a)	24,675	21,224
4.00%, 10/1/53 (a)	7,350	6,548
4.50%, 10/1/52 (a)	24,850	22,828
5.00%, 10/1/53 (a)	9,050	8,543
5.50%, 10/1/53 (a)	32,700	31,617
6.00%, 10/1/53 (a)	5,550	5,480
Government National Mortgage Association,
Various Pools:
3.50%, 11/20/40 - 7/20/49	735	658
4.00%, 8/20/41 - 11/20/49	1,942	1,773
4.50%, 4/20/49 - 7/20/49	178	164
5.00%, 12/20/48	23	21
6.50%, 5/15/40	187	191
		109,305
Asset-Backed Securities (9.4%)
AASET U.S. Ltd.,
4.45%, 11/18/38 (b)	1,893	1,686
ACHV ABS Trust,
Series 2023-3PL Class B
7.17%, 8/19/30 (b)	200	201
	Face Amount (000)		Value (000)
Allegro CLO XI Ltd.,
3 Month Term SOFR + 1.65%, 6.97%, 1/19/33 (b)(c)		$2,150	$2,151
American Homes 4 Rent Trust,
6.07%, 10/17/52 (b)		1,001	981
Aqua Finance Trust,
3.47%, 7/16/40 (b)		734	674
BCMSC Trust,
7.51%, 1/15/29 (c)		1,157	1,100
Blackbird Capital Aircraft,
2.44%, 7/15/46 (b)		1,229	1,051
Blackbird Capital Aircraft Lease Securitization Ltd.,
5.68%, 12/16/41 (b)		694	501
Cascade MH Asset Trust,
4.00%, 11/25/44 (b)(c)		1,036	986
Cologix Data Centers US Issuer LLC,
3.30%, 12/26/51 (b)	CAD	2,125	1,875
4.94%, 1/25/52 (b)		$3,600	2,385
Conn's Receivables Funding LLC,
9.52%, 12/15/26 (b)		2,654	2,665
Series 2023-A Class B
10.00%, 1/17/28 (b)		370	371
ContiMortgage Home Equity Loan Trust,
8.10%, 8/15/25		18	14
Diamond Resorts Owner Trust,
4.02%, 2/20/32 (b)		266	266
ELFI Graduate Loan Program LLC,
4.51%, 8/26/47 (b)		1,402	1,315
Falcon Aerospace Ltd.,
3.60%, 9/15/39 (b)		1,378	1,254
FortiFi,
Series 2023-1A Class A
6.23%, 9/20/59 (b)		3,007	2,878
GAIA Aviation Ltd.,
7.00%, 12/15/44 (b)		1,558	836
GCI Funding I LLC,
2.82%, 10/18/45 (b)		653	571
Golub Capital Partners ABS Funding Ltd.,
2.77%, 4/20/29 (b)		875	816
Class A2
3.21%, 1/22/29 (b)		2,280	2,184
Goodgreen Trust,
5.53%, 4/15/55 (b)		1,738	1,427
5.74%, 10/15/56 (b)		2,521	2,113
JOL Air Ltd.,
4.95%, 4/15/44 (b)		231	179
LUNAR Aircraft Ltd.,
3.38%, 2/15/45 (b)		347	301
MACH 1 Cayman Ltd.,
3.47%, 10/15/39 (b)		756	647

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Asset-Backed Securities (cont'd)
MAPS Ltd.,
4.21%, 5/15/43 (b)	$276	$248
Marlette Funding Trust,
Series 2023-3A Class B
6.71%, 9/15/33 (b)	2,300	2,297
METAL LLC,
4.58%, 10/15/42 (b)	540	333
Mosaic Solar Loan Trust,
2.10%, 4/20/46 (b)	503	425
Newtek Small Business Loan Trust,
Daily U.S. Prime Rate - 0.55%, 7.95%, 2/25/44 (b)(c)	204	202
Daily U.S. Prime Rate - 0.50%, 8.00%, 7/25/50 (b)(c)	1,014	1,013
Oxford Finance Funding LLC,
5.44%, 2/15/27 (b)	95	94
PMT Issuer Trust — FMSR,
1 Month USD LIBOR + 3.00%, 8.43%, 3/25/26 (b)(c)	3,900	3,808
SOFR30A + 4.19%, 9.51%, 6/25/27 (b)(c)	2,700	2,707
PRET 2021-NPL6 LLC,
2.49%, 7/25/51 (b)	1,018	971
Progress Residential Trust,
2.31%, 5/17/38 (b)	650	577
Raptor Aircraft Finance I LLC,
4.21%, 8/23/44 (b)	1,966	1,577
ReadyCap Lending Small Business Loan Trust,
Daily U.S. Prime Rate - 0.50%, 8.00%, 12/27/44 (b)(c)	274	264
Republic Finance Issuance Trust,
3.54%, 11/20/30 (b)	1,385	1,306
Retained Vantage Data Centers Issuer LLC,
Series 2023-1A Class A2A
5.00%, 9/15/48 (b)	2,050	1,852
Start II Ltd.,
4.09%, 3/15/44 (b)	248	220
Start Ltd.,
4.09%, 5/15/43 (b)	2,351	2,056
Sunbird Engine Finance LLC,
3.67%, 2/15/45 (b)	831	702
		52,080
Collateralized Mortgage Obligations — Agency Collateral Series (0.4%)
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates,
IO
4.48%, 11/25/55 (c)	7,625	2,098
Federal Home Loan Mortgage Corporation,
IO REMIC
5.89% - SOFR30A, 0.57%, 11/15/43 (d)	375	22
Federal National Mortgage Association,
IO PAC REMIC
8.00%, 9/18/27	19	2
	Face Amount (000)		Value (000)
IO STRIPS
6.50%, 9/25/29 - 12/25/29	$102		$11
8.00%, 4/25/24	—	@	—	@
8.50%, 10/25/25	3		—	@
REMIC
7.00%, 9/25/32	83		85
Government National Mortgage Association,
IO
5.00%, 2/16/41	80		16
			2,234
Commercial Mortgage-Backed Securities (14.6%)
BANK 2019-BNK21,
IO
0.96%, 10/17/52 (c)	14,029		538
BANK 2020-BNK30,
3.02%, 12/15/53 (c)	4,200		2,214
Benchmark Mortgage Trust,
3.76%, 7/15/53 (b)	2,000		1,814
IO
0.99%, 9/15/48 (b)(c)	31,000		693
BF Mortgage Trust,
1 Month Term SOFR + 1.75%, 7.08%, 12/15/35 (b)(c)	2,500		1,863
BPR Trust,
1 Month Term SOFR + 3.00%, 8.33%, 5/15/39 (b)(c)	3,170		3,168
BXP Trust,
1 Month Term SOFR + 3.05%, 8.38%, 11/15/34 (b)(c)	1,150		804
CG-CCRE Commercial Mortgage Trust,
1 Month Term SOFR + 1.97%, 7.30%, 11/15/31 (b)(c)	528		513
Citigroup Commercial Mortgage Trust,
3.62%, 12/10/41 (b)(c)	1,100		712
IO
0.86%, 11/10/48 (c)	2,288		26
1.02%, 9/10/58 (c)	4,138		53
COMM Mortgage Trust,
3.51%, 8/15/57 (b)(c)	1,400		1,268
IO
0.81%, 10/10/47 (c)	2,388		10
1.07%, 7/15/47 (c)	2,105		6
CSMC Trust,
1 Month Term SOFR + 3.61%, 8.95%, 12/15/35 (b)(c)	5,275		5,274
1 Month Term SOFR + 4.08%, 9.42%, 4/15/26 (b)(c)	2,590		2,538
CSWF Corp.,
1 Month Term SOFR + 1.68%, 7.01%, 6/15/34 (b)(c)	2,680		2,242
DROP Mortgage Trust,
1 Month Term SOFR + 1.26%, 6.60%, 10/15/43 (b)(c)	3,525		3,300

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Commercial Mortgage-Backed Securities (cont'd)
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates,
IO
0.45%, 11/25/27 (c)		$23,042	$268
2.72%, 1/25/49 (c)		21,292	3,088
2.74%, 2/25/49 (c)		9,522	1,368
2.82%, 9/25/48 (c)		16,800	2,407
2.83%, 8/25/48 (c)		5,484	760
2.98%, 1/25/49 (c)		7,514	1,259
3.08%, 1/25/32 (c)		5,775	1,014
3.17%, 11/25/36 (c)		4,400	1,129
3.20%, 4/25/39 (c)		3,200	802
3.32%, 5/25/32 (c)		11,220	2,177
3.58%, 10/25/38 (c)		3,500	950
3.69%, 6/25/54 (c)		6,549	1,483
3.92%, 6/25/50 (c)		8,000	1,903
4.29%, 8/25/54 (c)		5,300	1,367
FREMF 2016-KF21 Mortgage Trust,
SOFR30A + 5.36%, 10.68%, 7/25/26 (b)(c)		45	43
FREMF 2017-KF27 Mortgage Trust,
SOFR30A + 4.36%, 9.78%, 12/25/26 (b)(c)		61	59
GS Mortgage Securities Trust,
4.40%, 8/10/46 (b)(c)		500	426
IO
0.83%, 9/10/47 (c)		4,249	17
1.35%, 10/10/48 (c)		4,421	83
Highways 2021 PLC,
3 Month GBP SONIA + 1.35%, 6.57%, 12/18/31 (b)(c)	GBP	2,775	3,294
Jackson Park Trust,
3.35%, 10/14/39 (b)(c)		$1,700	1,233
JP Morgan Chase Commercial Mortgage Securities Trust,
1 Month Term SOFR + 2.56%, 7.90%, 4/15/38 (b)(c)		2,400	2,321
IO
0.61%, 4/15/46 (c)		6,956	19
0.71%, 12/15/49 (c)		3,552	49
0.86%, 7/15/47 (c)		3,618	1
JPMBB Commercial Mortgage Securities Trust,
4.78%, 4/15/47 (b)(c)		775	713
IO
1.09%, 8/15/47 (c)		2,814	8
Last Mile Logistics Pan Euro Finance DAC,
3 Month EURIBOR + 1.90%, 5.69%, 8/17/33 (b)(c)	EUR	736	729
Manhattan West Mortgage Trust,
2.41%, 9/10/39 (b)(c)		$1,500	1,222
MF1 2021-W10X,
1 Month Term SOFR + 2.82%, 8.15%, 12/15/34 (b)(c)		4,350	4,035
MFT Mortgage Trust,
3.39%, 8/10/40 (b)(c)		1,000	644
3.59%, 2/10/42 (b)(c)		800	421
	Face Amount (000)		Value (000)
MKT 2020-525M Mortgage Trust,
3.04%, 2/12/40 (b)(c)		$1,000	$271
Natixis Commercial Mortgage Securities Trust,
4.27%, 5/15/39 (b)(c)		2,300	1,813
4.46%, 1/15/43 (b)(c)		800	631
1 Month Term SOFR + 2.28%, 7.61%, 7/15/36 (b)(c)		2,300	2,028
Olympic Tower Mortgage Trust,
3.57%, 5/10/39 (b)		2,900	2,430
Real Estate Asset Liquidity Trust,
IO
1.16%, 2/12/31 (b)(c)	CAD	31,560	879
SG Commercial Mortgage Securities Trust,
3.85%, 3/15/37 (b)(c)		$1,900	1,648
SLG Office Trust,
IO
0.26%, 7/15/41 (b)(c)		34,800	495
Taubman Centers Commercial Mortgage Trust,
1 Month Term SOFR + 2.19%, 7.52%, 5/15/37 (b)(c)		3,950	3,862
Vita Scientia 2022-1 DAC,
3 Month EURIBOR + 2.49%, 6.27%, 8/27/25 (b)(c)	EUR	2,125	1,919
VMC Finance 2021-HT1 LLC,
1 Month Term SOFR + 1.76%, 7.10%, 1/18/37 (b)(c)		$2,387	2,335
WFRBS Commercial Mortgage Trust,
4.18%, 5/15/45 (b)(c)		425	390
			81,029
Corporate Bonds (25.7%)
Finance (9.9%)
AIB GROUP PLC,
6.61%, 9/13/29 (b)		1,000	996
American International Group, Inc.,
5.13%, 3/27/33		183	170
Aviation Capital Group LLC,
6.38%, 7/15/30 (b)		1,425	1,381
Banco de Credito e Inversiones SA,
2.88%, 10/14/31 (b)		2,275	1,824
Banco Santander SA,
4.18%, 3/24/28		1,400	1,293
Bank Hapoalim BM,
3.26%, 1/21/32		2,075	1,777
Bank of America Corp.,
2.69%, 4/22/32		3,675	2,890
4.57%, 4/27/33		3,225	2,865
Bank of Ireland Group PLC,
2.03%, 9/30/27 (b)		1,425	1,250
Bank of Montreal,
3.09%, 1/10/37		1,725	1,287
BNP Paribas SA,
4.40%, 8/14/28 (b)		1,525	1,419
BPCE SA,
5.15%, 7/21/24 (b)		2,750	2,707

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
CaixaBank SA,
6.21%, 1/18/29 (b)	$1,400	$1,371
Capital One Financial Corp.,
5.82%, 2/1/34	1,575	1,421
Centene Corp.,
2.50%, 3/1/31	3,050	2,347
Charles Schwab Corp.,
5.85%, 5/19/34	1,370	1,304
Citigroup, Inc.,
3.79%, 3/17/33	1,275	1,064
Deutsche Bank AG,
7.15%, 7/13/27	1,800	1,813
Extra Space Storage LP,
2.40%, 10/15/31	1,825	1,398
Fifth Third Bancorp,
6.34%, 7/27/29	400	395
Global Atlantic Fin Co.,
4.70%, 10/15/51 (b)	1,320	958
Grupo Aval Ltd.,
4.38%, 2/4/30 (b)	561	428
Jefferies Finance LLC/JFIN Co.-Issuer Corp.,
5.00%, 8/15/28 (b)	1,490	1,256
Jefferies Financial Group, Inc.,
5.88%, 7/21/28	975	955
JPMorgan Chase & Co.,
5.35%, 6/1/34	3,275	3,108
Macquarie Group Ltd.,
2.87%, 1/14/33 (b)	1,350	1,022
Metropolitan Life Global Funding I,
5.15%, 3/28/33 (b)	1,050	995
Nationwide Building Society,
4.30%, 3/8/29 (b)	1,550	1,424
Nordea Bank Abp,
5.38%, 9/22/27 (b)	1,200	1,173
Oversea-Chinese Banking Corp. Ltd.,
1.83%, 9/10/30 (b)	970	893
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
3.88%, 3/1/31 (b)	1,475	1,178
Societe Generale SA,
2.63%, 1/22/25 (b)	1,625	1,545
Toronto-Dominion Bank,
8.13%, 10/31/82	1,625	1,621
Truist Financial Corp.,
5.87%, 6/8/34	2,025	1,907
U.S. Bancorp,
5.84%, 6/12/34	1,200	1,133
5.85%, 10/21/33	175	166
UBS Group AG,
6.54%, 8/12/33 (b)	1,550	1,533
United Overseas Bank Ltd.,
3.86%, 10/7/32 (b)	2,950	2,712
		54,979
	Face Amount (000)		Value (000)
Industrials (13.7%)
Apple, Inc.,
2.95%, 9/11/49		$2,200	$1,454
Ashtead Capital, Inc.,
5.95%, 10/15/33 (b)		1,850	1,758
AT&T, Inc.,
3.55%, 9/15/55		1,635	1,002
3.65%, 6/1/51		605	390
BAT Capital Corp.,
2.26%, 3/25/28		2,000	1,693
Boeing Co.,
3.25%, 2/1/35		1,775	1,366
BP Capital Markets PLC,
4.88%, 3/22/30 (e)		700	628
Celanese U.S. Holdings LLC,
6.17%, 7/15/27		2,150	2,121
Charter Communications Operating LLC/ Charter Communications Operating Capital,
3.50%, 3/1/42		3,050	1,887
Concentrix Corp.,
6.60%, 8/2/28		1,165	1,125
6.65%, 8/2/26		1,275	1,268
Dick's Sporting Goods, Inc.,
4.10%, 1/15/52		2,225	1,353
Duke University,
Series 2020
2.83%, 10/1/55		1,600	982
Enterprise Products Operating LLC,
3.30%, 2/15/53		300	196
3.70%, 1/31/51		375	266
5.35%, 1/31/33		1,450	1,419
Ford Motor Co.,
3.25%, 2/12/32		1,875	1,447
Foundry JV Holdco LLC,
5.88%, 1/25/34 (b)		1,525	1,458
Garda World Security Corp.,
9.50%, 11/1/27 (b)		925	885
General Motors Co.,
6.75%, 4/1/46		925	865
General Motors Financial Co., Inc.,
5.80%, 6/23/28		2,825	2,761
Global Partners LP/GLP Finance Corp.,
7.00%, 8/1/27		715	697
Grifols SA,
2.25%, 11/15/27	EUR	630	588
HCA, Inc.,
4.63%, 3/15/52		$1,550	1,165
Hyundai Capital America,
1.80%, 1/10/28 (b)		2,650	2,222
6.10%, 9/21/28 (b)		1,700	1,689
Imperial Brands Finance PLC,
3.13%, 7/26/24 (b)		1,000	975

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Intel Corp.,
5.70%, 2/10/53	$1,025	$962
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
2.50%, 1/15/27	1,575	1,393
Johns Hopkins University,
Series A
2.81%, 1/1/60	1,170	684
Lowe's Cos., Inc.,
5.80%, 9/15/62	325	297
5.85%, 4/1/63	200	184
Macy's Retail Holdings LLC,
5.88%, 3/15/30 (b)(f)	690	586
McAfee Corp.,
7.38%, 2/15/30 (b)	1,075	901
McLaren Health Care Corp.,
Series A
4.39%, 5/15/48 (f)	1,175	930
Medline Borrower LP,
3.88%, 4/1/29 (b)	1,410	1,193
NBN Co. Ltd.,
2.63%, 5/5/31 (b)	2,400	1,938
Newcastle Coal Infrastructure Group Pty Ltd.,
4.40%, 9/29/27 (b)	2,542	2,288
NOVA Chemicals Corp.,
4.25%, 5/15/29 (b)(f)	1,510	1,177
ONEOK, Inc.,
6.05%, 9/1/33	1,450	1,425
Ooredoo International Finance Ltd.,
2.63%, 4/8/31 (b)	1,268	1,059
Oracle Corp.,
3.60%, 4/1/50	2,300	1,489
Peloton Interactive, Inc.,
0.00%, 2/15/26	1,215	920
Petrobras Global Finance BV,
6.50%, 7/3/33 (f)	1,379	1,318
Resorts World Las Vegas LLC/RWLV Capital, Inc.,
4.63%, 4/16/29 (b)	1,400	1,119
Rockies Express Pipeline LLC,
3.60%, 5/15/25 (b)	925	874
Rogers Communications, Inc.,
4.55%, 3/15/52	2,550	1,862
S&P Global, Inc.,
5.25%, 9/15/33 (b)	1,800	1,756
Seattle Children's Hospital,
Series 2021
2.72%, 10/1/50	2,750	1,621
Silgan Holdings, Inc.,
1.40%, 4/1/26 (b)	2,150	1,909
Sirius XM Radio, Inc.,
3.88%, 9/1/31 (b)	790	599
	Face Amount (000)		Value (000)
Splunk, Inc.,
1.13%, 6/15/27		$1,075	$1,020
Spotify USA, Inc.,
0.00%, 3/15/26		1,190	1,016
Standard Industries, Inc.,
2.25%, 11/21/26 (b)	EUR	575	538
Syngenta Finance NV,
4.89%, 4/24/25 (b)		$975	951
Var Energi ASA,
7.50%, 1/15/28 (b)		1,025	1,054
Verizon Communications, Inc.,
1.75%, 1/20/31		4,100	3,091
VICI Properties LP/VICI Note Co., Inc.,
5.75%, 2/1/27 (b)		1,025	993
Vontier Corp.,
2.40%, 4/1/28		2,700	2,256
Warnermedia Holdings, Inc.,
5.05%, 3/15/42		925	716
5.39%, 3/15/62		1,390	1,028
Williams Cos., Inc.,
5.30%, 8/15/28		1,425	1,395
			76,202
Utilities (2.1%)
Enel Finance America LLC,
2.88%, 7/12/41 (b)		2,307	1,378
Eversource Energy,
5.13%, 5/15/33		1,463	1,362
Fells Point Funding Trust,
3.05%, 1/31/27 (b)		2,275	2,064
Jersey Central Power & Light Co.,
2.75%, 3/1/32 (b)		1,400	1,098
Mississippi Power Co.,
3.95%, 3/30/28		2,325	2,170
Northern States Power Co.,
2.90%, 3/1/50		1,400	860
Pacific Gas & Electric Co.,
4.95%, 7/1/50		1,625	1,213
Virginia Electric & Power Co.,
2.95%, 11/15/51		2,275	1,356
			11,501
			142,682
Mortgages — Other (14.4%)
510 Asset Backed 2021-NPL1 Trust,
2.24%, 6/25/61 (b)		1,417	1,327
Adjustable Rate Mortgage Trust,
5.83%, 6/25/35 (c)		32	31
Ajax Mortgage Loan Trust,
1.70%, 5/25/59 (b)(c)		1,274	1,139
2.35%, 9/25/65 (b)(c)		725	533
Banc of America Alternative Loan Trust,
1 Month Term SOFR + 0.76%, 6.00%, 7/25/46 (c)		92	71
6.36%, 10/25/36		392	110

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Mortgages — Other (cont'd)
Banc of America Funding Trust,
5.25%, 7/25/37		$11	$10
BBCMS Mortgage Trust,
IO
0.64%, 12/15/55 (c)		18,415	673
Bear Stearns ARM Trust,
4.02%, 2/25/34 (c)		372	340
BRAVO Residential Funding Trust,
2.00%, 5/25/59 (b)(c)		1,486	1,314
Brean Asset Backed Securities Trust,
1.40%, 10/25/63 (b)(c)		2,089	1,751
1.75%, 10/25/61 (b)(c)		2,200	1,896
BX Commercial Mortgage Trust,
Class A
1 Month Term SOFR + 2.28%, 7.61%, 6/15/40 (b)(c)		2,050	2,052
Cascade Funding Mortgage Trust,
3.73%, 6/25/36 (b)(c)		3,825	3,538
4.00%, 10/25/68 (b)(c)		2,057	1,957
CFMT 2022-HB8 LLC,
3.75%, 4/25/25 (b)(c)		2,650	2,450
CFMT LLC,
1.94%, 9/25/50 (b)(c)		2,292	2,148
2.91%, 2/25/31 (b)(c)		3,800	3,535
3.25%, 9/25/37 (b)(c)		1,840	1,434
ChaseFlex Trust,
6.00%, 2/25/37		591	232
COLT 2021-RPL1 Trust,
1.67%, 9/25/61 (b)(c)		1,260	1,083
Countrywide Alternative Loan Trust,
1 Month Term SOFR + 0.47%, 5.79%, 5/25/47 (c)		65	58
E-MAC NL 2004-I BV,
3 Month EURIBOR + 0.18%, 5.97%, 7/25/36 (c)	EUR	277	270
Eurosail-NL 2007-2 BV,
3 Month EURIBOR + 1.80%, 5.46%, 10/17/40 (c)		700	730
Federal Home Loan Mortgage Corp. Whole Loan Securities Trust,
3.00%, 7/25/46 - 5/25/47		$935	786
3.50%, 5/25/45 - 5/25/47		349	295
4.00%, 5/25/45		8	6
FMC GMSR Issuer Trust,
7.90%, 7/25/27 (b)		2,675	2,640
GCAT 2022-NQM3 Trust,
4.35%, 4/25/67 (b)(c)		4,343	4,044
Headlands Residential 2021-RPL1 LLC,
2.49%, 9/25/26 (b)(c)		3,320	3,190
IM Pastor 3 FTH,
3 Month EURIBOR + 0.14%, 4.07%, 3/22/43 (c)	EUR	271	251
	Face Amount (000)			Value (000)
Imperial Fund Mortgage Trust,
2.49%, 2/25/67 (b)(c)		$2,403		$2,062
JP Morgan Mortgage Trust,
4.40%, 6/25/37 (c)		50		39
Legacy Mortgage Asset Trust,
6.25%, 2/25/60 (b)(c)		1,819		1,798
Lehman Mortgage Trust,
6.50%, 9/25/37		623		197
LHOME Mortgage Trust,
Series 2023-RTL2 Class A1
8.00%, 6/25/28 (b)(c)		425		425
NYMT Loan Trust,
2.94%, 10/25/60 (b)(c)		2,260		2,220
OBX Trust,
3.50%, 2/25/60 (b)(c)		356		299
Pepper Residential Securities Trust,
1 Month Term SOFR + 1.04%, 6.37%, 3/12/61 (b)(c)		111		111
PMC PLS ESR Issuer LLC,
5.11%, 2/25/27 (b)		1,798		1,719
Preston Ridge Partners Mortgage LLC,
1.74%, 9/25/26 (b)(c)		1,766		1,627
2.36%, 10/25/26 (b)(c)		1,935		1,812
PRPM LLC,
5.56%, 6/25/27 (b)		2,155		2,115
Sage AR Funding Holdings Ltd.,
3 Month GBP SONIA + 1.85%, 7.07%, 11/17/51 (b)(c)	GBP	3,625		4,155
Seasoned Credit Risk Transfer Trust,
3.00%, 9/25/55 - 10/25/58		$5,123		4,276
4.00%, 8/25/56 - 2/25/59 (b)(c)		2,187		1,955
4.25%, 8/25/59 - 11/25/60 (b)(c)		6,550		5,640
4.50%, 6/25/57		—	@	—	@
4.75%, 7/25/56 - 10/25/58 (b)(c)(c)		2,682		2,461
Stanwich Mortgage Loan Co. LLC,
2.74%, 10/16/26 (b)		1,932		1,770
TDA 27 FTA,
3 Month EURIBOR + 0.19%, 4.13%, 12/28/50 (c)	EUR	1,114		998
VOLT CV LLC,
2.49%, 11/27/51 (b)		$1,468		1,377
VOLT XCIII LLC,
1.89%, 2/27/51 (b)		1,549		1,465
VOLT XCIV LLC,
2.24%, 2/27/51 (b)		1,885		1,785
				80,200
Municipal Bonds (0.7%)
Chicago O'Hare International Airport, IL, O'Hare International Airport Revenue,
Series 2010B
6.40%, 1/1/40		255		272
City of New York, NY,
Series G-1
5.97%, 3/1/36		270		279

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Municipal Bonds (cont'd)
Illinois State Toll Highway Authority, IL, Highway Revenue, Build America Bonds,
Series A
6.18%, 1/1/34		$477	$492
Onondaga Civic Development Corp., NY,
3.07%, 12/1/55		2,925	1,758
University of Michigan, MI,
Series A
4.45%, 4/1/2122		1,645	1,260
			4,061
Sovereign (2.8%)
Dominican Republic International Bond,
5.88%, 1/30/60 (b)		700	504
11.25%, 9/15/35 (b)	DOP	109,900	2,001
13.63%, 2/3/33 (b)		117,700	2,446
Export-Import Bank of India,
3.25%, 1/15/30 (b)		$670	572
3.88%, 2/1/28 (b)		505	468
Ivory Coast Government International Bond,
4.88%, 1/30/32 (b)	EUR	1,360	1,098
Mexico Government International Bond,
3.25%, 4/16/30		$750	640
3.75%, 4/19/71		850	487
Petroleos Mexicanos,
6.70%, 2/16/32		2,727	2,027
Philippine Government International Bond,
4.20%, 3/29/47		420	327
Republic of South Africa Government Bond,
8.00%, 1/31/30	ZAR	22,750	1,049
8.25%, 3/31/32		34,230	1,476
Uruguay Government International Bond,
9.75%, 7/20/33	UYU	89,340	2,344
			15,439
Supranational (0.2%)
Banque Ouest Africaine de Developpement,
2.75%, 1/22/33 (b)	EUR	270	204
4.70%, 10/22/31 (b)		$1,240	989
			1,193
U.S. Treasury Securities (9.0%)
U.S. Treasury Note,
3.50%, 4/30/28		29,125	27,763
4.25%, 5/31/25 (f)		22,900	22,562
			50,325
Total Fixed Income Securities (Cost $591,157)			538,548
	Shares
Short-Term Investments (18.5%)
Investment Company (9.8%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $54,421)		54,421,134	54,421
	Shares	Value (000)
Securities held as Collateral on Loaned Securities (0.4%)
Investment Company (0.4%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $2,451)	2,450,510	$2,451
	Face Amount (000)
U.S. Treasury Securities (8.3%)
U.S. Treasury Bill,
5.01%, 11/30/23 (g)	$2,300	2,280
5.32%, 12/14/23 (g)	23,000	22,753
5.40%, 11/30/23 (g)	300	297
U.S. Treasury Note,
0.25%, 11/15/23	20,850	20,740
Total U.S. Treasury Securities (Cost $46,077)		46,070
Total Short-Term Investments (Cost $102,949)		102,942
Total Investments (115.4%) (Cost $694,106) Including $25,307 of Securities Loaned (h)(i)		641,490
Liabilities in Excess of Other Assets (–15.4%)		(85,370)
Net Assets (100.0%)		$556,120

@  Face Amount/Value is less than $500.

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Floating or variable rate securities: The rates disclosed are as of September 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(d)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2023.

(e)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time after which they revert to a floating rate. Interest rates in effect are as of September 30, 2023.

(f)  All or a portion of this security was on loan at September 30, 2023.

(g)  Rate shown is the yield to maturity at September 30, 2023.

(h)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency exchange contracts, futures contracts and swap agreements.

(i)  At September 30, 2023, the aggregate cost for federal income tax purposes is approximately $691,085,000. The aggregate gross unrealized appreciation is approximately $5,954,000 and the aggregate gross unrealized depreciation is approximately $58,745,000, resulting in net unrealized depreciation of approximately $52,791,000.

CLO  Collateralized Loan Obligation.

DAC  Designated Activity Company.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

EURIBOR  Euro Interbank Offered Rate.

IO  Interest Only Security.

LIBOR  London Interbank Offered Rate.

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

SOFR  Secured Overnight Financing Rate.

SOFR30A  30-Day Average SOFR.

SONIA  Sterling Overnight Index Average.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

USD  United States Dollar.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at September 30, 2023:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Australia & New Zealand Banking Group Ltd.		$45	CAD	60	11/10/23	$	(— @)
Bank of America NA	NZD	4,459		$2,623	11/10/23		(49)
Barclays Bank PLC		$77	GBP	60	11/10/23		(3)
BNP Paribas SA	CNH	20,105		$2,825	11/10/23		67
BNP Paribas SA	EUR	7,014		$7,768	11/10/23		341
BNP Paribas SA	IDR	48,716,250		$3,206	11/10/23		55
Citibank NA	DOP	31,709		$550	11/10/23		(3)
Citibank NA		$23	CAD	31	11/10/23		(— @)
JPMorgan Chase Bank NA	CAD	6,333		$4,744	11/10/23		79
JPMorgan Chase Bank NA	MXN	79,486		$4,557	11/10/23		25
JPMorgan Chase Bank NA	NOK	28,805		$2,693	11/10/23		(3)
JPMorgan Chase Bank NA		$2,778	INR	230,813	11/10/23		(4)
JPMorgan Chase Bank NA		$4,272	MXN	76,008	11/10/23		62
JPMorgan Chase Bank NA		$2,836	NOK	28,805	11/10/23		(141)
JPMorgan Chase Bank NA		$2,733	NZD	4,459	11/10/23		(60)
JPMorgan Chase Bank NA	ZAR	51,837		$2,782	11/10/23		53
UBS AG	GBP	5,902		$7,530	11/10/23		328
							$747

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2023:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury Long Bond (United States)	358	Dec-23		$35,800	$40,734	$(2,347)
U.S. Treasury Ultra Bond (United States)	200	Dec-23		20,000	23,738	(1,286)
U.S. Treasury 2 yr. Note (United States)	281	Dec-23		56,200	56,962	(29)
U.S. Treasury 5 yr. Note (United States)	95	Dec-23		9,500	10,009	15
U.S. Treasury 10 yr. Note (United States)	170	Dec-23		17,000	18,371	(281)
Short:
EURO OAT Index (Germany)	11	Dec-23	EUR	(1,100)	(1,433)	37
Euro-Buxl 30 yr. Bond (Germany)	3	Dec-23		(300)	(388)	33
U.S. Treasury 10 yr. Ultra Note (United States)	21	Dec-23		$(2,100)	(2,343)	(8)
						$(3,866)

Credit Default Swap Agreement:

The Fund had the following credit default swap agreement open at September 30, 2023:

Swap Counterparty and Reference Obligation	Credit Rating of Reference Obligation†	Buy/Sell Protection	Pay/Received Fixed Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Received (000)	Unrealized Depreciation (000)
Morgan Stanley & Co. LLC* CDX.NA.HY.S41	NR	Buy	5.00%	Quarterly	12/20/28	$11,900	$(112)	$(78)	$(34)

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

†  Credit rating as issued by Standard & Poor's.

*  Cleared swap agreement, the broker is Morgan Stanley & Co. LLC.

CAD  —  Canadian Dollar

CNH  —  Chinese Yuan Renminbi Offshore

DOP  —  Dominican Peso

EUR  —  Euro

GBP  —  British Pound

IDR  —  Indonesian Rupiah

INR  —  Indian Rupee

MXN  —  Mexican Peso

NOK  —  Norwegian Krone

NZD  —  New Zealand Dollar

USD  —  United States Dollar

UYU  —  Uruguayan Peso

ZAR  —  South African Rand

Portfolio Composition*

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	17.1%
Short-Term Investments	15.7
Commercial Mortgage-Backed Securities	12.7
Mortgages — Other	12.6
Industrials	11.9
Finance	8.6
Asset-Backed Securities	8.2
U.S. Treasury Securities	7.9
Other**	5.3
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2023.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with a value of approximately $153,978,000 and net unrealized depreciation of approximately $3,866,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $747,000. Also does not include an open swap agreement with total unrealized depreciation of approximately $34,000.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities	September 30, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $637,234)	$584,618
Investment in Security of Affiliated Issuer, at Value (Cost $56,872)	56,872
Total Investments in Securities, at Value (Cost $694,106)	641,490
Foreign Currency, at Value (Cost $3,332)	3,296
Cash	1,999
Receivable for Variation Margin on Futures Contracts	3,985
Interest Receivable	3,896
Receivable for Investments Sold	1,525
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	1,010
Due from Broker	371
Receivable for Fund Shares Sold	315
Receivable from Affiliate	280
Tax Reclaim Receivable	10
Receivable from Securities Lending Income	4
Other Assets	79
Total Assets	658,260
Liabilities:
Payable for Investments Purchased	98,247
Collateral on Securities Loaned, at Value	2,451
Payable for Variation Margin on Swap Agreements	341
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	263
Payable for Fund Shares Redeemed	220
Payable for Advisory Fees	210
Payable for Professional Fees	84
Payable for Sub Transfer Agency Fees — Class I	62
Payable for Sub Transfer Agency Fees — Class A	8
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	2
Payable for Administration Fees	37
Deferred Capital Gain Country Tax	25
Payable for Custodian Fees	20
Payable for Shareholder Services Fees — Class A	11
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	9
Payable for Transfer Agency Fees — Class I	3
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class R6	1
Other Liabilities	144
Total Liabilities	102,140
Net Assets	$556,120
Net Assets Consist of:
Paid-in-Capital	$719,659
Total Accumulated Loss	(163,539)
Net Assets	$556,120

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2023 (000)
CLASS I:
Net Assets	$423,920
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	46,345,129
Net Asset Value, Offering and Redemption Price Per Share	$9.15
CLASS A:
Net Assets	$54,277
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	5,922,982
Net Asset Value, Redemption Price Per Share	$9.16
Maximum Sales Load	3.25%
Maximum Sales Charge	$0.31
Maximum Offering Price Per Share	$9.47
CLASS L:
Net Assets	$704
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	76,712
Net Asset Value, Offering and Redemption Price Per Share	$9.17
CLASS C:
Net Assets	$11,044
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,214,845
Net Asset Value, Offering and Redemption Price Per Share	$9.09
CLASS R6:
Net Assets	$66,175
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	7,238,137
Net Asset Value, Offering and Redemption Price Per Share	$9.14
(1) Including: Securities on Loan, at Value:	$25,307

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Core Plus Fixed Income Portfolio

Statement of Operations	Year Ended September 30, 2023 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $4 of Foreign Taxes Withheld)	$26,893
Dividends from Security of Affiliated Issuer (Note G)	3,290
Income from Securities Loaned — Net	88
Total Investment Income	30,271
Expenses:
Advisory Fees (Note B)	2,181
Administration Fees (Note C)	465
Sub Transfer Agency Fees — Class I	361
Sub Transfer Agency Fees — Class A	66
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	8
Shareholder Services Fees — Class A (Note D)	148
Distribution and Shareholder Services Fees — Class L (Note D)	4
Distribution and Shareholder Services Fees — Class C (Note D)	129
Professional Fees	202
Registration Fees	90
Custodian Fees (Note F)	70
Pricing Fees	61
Shareholder Reporting Fees	47
Transfer Agency Fees — Class I (Note E)	20
Transfer Agency Fees — Class A (Note E)	6
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	6
Transfer Agency Fees — Class R6 (Note E)	4
Trustees' Fees and Expenses	15
Other Expenses	40
Total Expenses	3,926
Waiver of Advisory Fees (Note B)	(1,019)
Reimbursement of Class Specific Expenses — Class I (Note B)	(164)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(4)
Rebate from Morgan Stanley Affiliate (Note G)	(112)
Net Expenses	2,625
Net Investment Income	27,646
Realized Loss:
Investments Sold (Net of $5 of Capital Gain Country Tax)	(39,035)
Foreign Currency Forward Exchange Contracts	(236)
Foreign Currency Translation	(5)
Futures Contracts	(15,470)
Swap Agreements	(1,470)
Net Realized Loss	(56,216)
Change in Unrealized Appreciation (Depreciation):
Investments	39,467
Foreign Currency Forward Exchange Contracts	(1,792)
Foreign Currency Translation	(24)
Futures Contracts	3,370
Swap Agreements	61
Net Change in Unrealized Appreciation (Depreciation)	41,082
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(15,134)
Net Increase in Net Assets Resulting from Operations	$12,512

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2023 (000)	Year Ended September 30, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$27,646	$22,264
Net Realized Loss	(56,216)	(52,539)
Net Change in Unrealized Appreciation (Depreciation)	41,082	(103,962)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,512	(134,237)
Dividends and Distributions to Shareholders:
Class I	(22,827)	(18,106)
Class A	(2,906)	(2,149)
Class L	(41)	(23)
Class C	(551)	(407)
Class R6*	(3,945)	(3,666)
Total Dividends and Distributions to Shareholders	(30,270)	(24,351)
Capital Share Transactions:(1)
Class I:
Subscribed	160,654	196,934
Distributions Reinvested	22,491	17,880
Redeemed	(216,246)	(356,596)
Class A:
Subscribed	7,658	11,728
Distributions Reinvested	2,905	2,149
Redeemed	(15,882)	(35,681)
Class L:
Exchanged	100	41
Distributions Reinvested	41	23
Redeemed	(270)	(99)
Class C:
Subscribed	1,929	1,327
Distributions Reinvested	547	404
Redeemed	(6,012)	(8,945)
Class R6:*
Subscribed	7,701	16,068
Distributions Reinvested	3,621	3,243
Redeemed	(46,653)	(18,923)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(77,416)	(170,447)
Total Decrease in Net Assets	(95,174)	(329,035)
Net Assets:
Beginning of Period	651,294	980,329
End of Period	$556,120	$651,294

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2023 (000)	Year Ended September 30, 2022 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	16,899	18,315
Shares Issued on Distributions Reinvested	2,365	1,657
Shares Redeemed	(22,718)	(33,337)
Net Decrease in Class I Shares Outstanding	(3,454)	(13,365)
Class A:
Shares Subscribed	805	1,069
Shares Issued on Distributions Reinvested	305	198
Shares Redeemed	(1,674)	(3,299)
Net Decrease in Class A Shares Outstanding	(564)	(2,032)
Class L:
Shares Exchanged	11	4
Shares Issued on Distributions Reinvested	4	2
Shares Redeemed	(29)	(9)
Net Decrease in Class L Shares Outstanding	(14)	(3)
Class C:
Shares Subscribed	203	120
Shares Issued on Distributions Reinvested	58	38
Shares Redeemed	(637)	(842)
Net Decrease in Class C Shares Outstanding	(376)	(684)
Class R6:*
Shares Subscribed	819	1,486
Shares Issued on Distributions Reinvested	381	302
Shares Redeemed	(4,900)	(1,863)
Net Decrease in Class R6 Shares Outstanding	(3,700)	(75)

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$9.45		$11.53		$11.91		$11.58		$10.84
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.46		0.29		0.26		0.31		0.37
Net Realized and Unrealized Gain (Loss)	(0.26)		(2.06)		(0.07)		0.40		0.78
Total from Investment Operations	0.20		(1.77)		0.19		0.71		1.15
Distributions from and/or in Excess of:
Net Investment Income	(0.50)		(0.28)		(0.26)		(0.30)		(0.41)
Net Realized Gain	—		(0.03)		(0.31)		(0.08)		—
Total Distributions	(0.50)		(0.31)		(0.57)		(0.38)		(0.41)
Net Asset Value, End of Period	$9.15		$9.45		$11.53		$11.91		$11.58
Total Return(2)	2.03%		(15.58)%		1.61%		6.27%		10.83	%(3)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$423,920		$470,728		$727,989		$662,724		$457,610
Ratio of Expenses Before Expense Limitation	0.63%		0.63%		0.62%		0.64%		0.67%
Ratio of Expenses After Expense Limitation	0.40	%(4)	0.41	%(4)	0.41	%(4)	0.40	%(4)	0.41	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		0.40	%(4)	N/A
Ratio of Net Investment Income	4.81	%(4)	2.74	%(4)	2.26	%(4)	2.63	%(4)	3.29	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.01%		0.02%		0.01%
Portfolio Turnover Rate	431%		266%		434%		287%		217%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.20% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I shares would have been approximately 10.63%.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."
The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Financial Highlights

Core Plus Fixed Income Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$9.47		$11.54		$11.93		$11.60		$10.85
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.43		0.26		0.22		0.27		0.33
Net Realized and Unrealized Gain (Loss)	(0.27)		(2.05)		(0.09)		0.40		0.79
Total from Investment Operations	0.16		(1.79)		0.13		0.67		1.12
Distributions from and/or in Excess of:
Net Investment Income	(0.47)		(0.25)		(0.21)		(0.26)		(0.37)
Net Realized Gain	—		(0.03)		(0.31)		(0.08)		—
Total Distributions	(0.47)		(0.28)		(0.52)		(0.34)		(0.37)
Net Asset Value, End of Period	$9.16		$9.47		$11.54		$11.93		$11.60
Total Return(2)	1.59%		(15.75)%		1.17%		5.91%		10.49	%(3)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$54,277		$61,429		$98,339		$114,387		$92,191
Ratio of Expenses Before Expense Limitation	0.92%		0.89%		0.90%		0.92%		0.97%
Ratio of Expenses After Expense Limitation	0.72	%(4)	0.73	%(4)	0.75	%(4)	0.74	%(4)	0.75	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		0.74	%(4)	N/A
Ratio of Net Investment Income	4.48	%(4)	2.41	%(4)	1.92	%(4)	2.29	%(4)	2.96	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.01%		0.02%		0.01%
Portfolio Turnover Rate	431%		266%		434%		287%		217%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.20% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class A shares would have been approximately 10.29%.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Financial Highlights

Core Plus Fixed Income Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$9.48		$11.56		$11.94		$11.61		$10.86
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.40		0.23		0.19		0.24		0.30
Net Realized and Unrealized Gain (Loss)	(0.27)		(2.06)		(0.07)		0.40		0.78
Total from Investment Operations	0.13		(1.83)		0.12		0.64		1.08
Distributions from and/or in Excess of:
Net Investment Income	(0.44)		(0.22)		(0.19)		(0.23)		(0.33)
Net Realized Gain	—		(0.03)		(0.31)		(0.08)		—
Total Distributions	(0.44)		(0.25)		(0.50)		(0.31)		(0.33)
Net Asset Value, End of Period	$9.17		$9.48		$11.56		$11.94		$11.61
Total Return(2)	1.30%		(16.05)%		1.00%		5.63%		10.12	%(3)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$704		$859		$1,082		$812		$720
Ratio of Expenses Before Expense Limitation	1.37%		1.31%		1.27%		1.37%		1.45%
Ratio of Expenses After Expense Limitation	1.00	%(4)	1.01	%(4)	1.01	%(4)	1.00	%(4)	1.01	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		1.00	%(4)	N/A
Ratio of Net Investment Income	4.21	%(4)	2.17	%(4)	1.67	%(4)	2.04	%(4)	2.70	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.01%		0.02%		0.01%
Portfolio Turnover Rate	431%		266%		434%		287%		217%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.20% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class L shares would have been approximately 9.92%.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Financial Highlights

Core Plus Fixed Income Portfolio

	Class C
	Year Ended September 30,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$9.40		$11.45		$11.84		$11.52		$10.77
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.35		0.18		0.14		0.18		0.25
Net Realized and Unrealized Gain (Loss)	(0.26)		(2.03)		(0.08)		0.41		0.78
Total from Investment Operations	0.09		(1.85)		0.06		0.59		1.03
Distributions from and/or in Excess of:
Net Investment Income	(0.40)		(0.17)		(0.14)		(0.19)		(0.28)
Net Realized Gain	—		(0.03)		(0.31)		(0.08)		—
Total Distributions	(0.40)		(0.20)		(0.45)		(0.27)		(0.28)
Net Asset Value, End of Period	$9.09		$9.40		$11.45		$11.84		$11.52
Total Return(2)	0.84%		(16.32)%		0.49%		5.16%		9.70	%(3)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11,044		$14,947		$26,063		$25,989		$14,684
Ratio of Expenses Before Expense Limitation	1.65%		1.62%		1.60%		1.62%		1.68%
Ratio of Expenses After Expense Limitation	1.46	%(4)	1.45	%(4)	1.44	%(4)	1.43	%(4)	1.46	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		1.43	%(4)	N/A
Ratio of Net Investment Income	3.75	%(4)	1.69	%(4)	1.23	%(4)	1.60	%(4)	2.23	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.01%		0.02%		0.01%
Portfolio Turnover Rate	431%		266%		434%		287%		217%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.20% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class C shares would have been approximately 9.50%.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Financial Highlights

Core Plus Fixed Income Portfolio

	Class R6(1)
	Year Ended September 30,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$9.45		$11.52		$11.91		$11.58		$10.84
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.46		0.30		0.27		0.31		0.37
Net Realized and Unrealized Gain (Loss)	(0.27)		(2.05)		(0.09)		0.41		0.78
Total from Investment Operations	0.19		(1.75)		0.18		0.72		1.15
Distributions from and/or in Excess of:
Net Investment Income	(0.50)		(0.29)		(0.26)		(0.31)		(0.41)
Net Realized Gain	—		(0.03)		(0.31)		(0.08)		—
Total Distributions	(0.50)		(0.32)		(0.57)		(0.39)		(0.41)
Net Asset Value, End of Period	$9.14		$9.45		$11.52		$11.91		$11.58
Total Return(3)	1.97%		(15.46)%		1.66%		6.24%		10.89	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$66,175		$103,331		$126,856		$96,251		$11
Ratio of Expenses Before Expense Limitation	0.55%		0.53%		0.52%		0.54%		18.96%
Ratio of Expenses After Expense Limitation	0.35	%(5)	0.36	%(5)	0.36	%(5)	0.35	%(5)	0.35	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		0.35	%(5)	N/A
Ratio of Net Investment Income	4.86	%(5)	2.83	%(5)	2.32	%(5)	2.67	%(5)	3.33	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.01%		0.02%		0.01%
Portfolio Turnover Rate	431%		266%		434%		287%		217%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.20% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class R6 shares would have been approximately 10.69%.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Core Plus Fixed Income Portfolio. The Fund seeks above-average total return over a market cycle of three to five years. The Fund has issued five classes of shares — Class I, Class A, Class L, Class C and Class R6. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

The Fund has suspended offering Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Fixed income securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers/dealers; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) over-the-counter ("OTC") swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker/dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Trustees have designated the Trust's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Fixed Rate Mortgages	$—	$109,305	$—	$109,305
Asset-Backed Securities	—	52,080	—	52,080
Collateralized Mortgage Obligations — Agency Collateral Series	—	2,234	—	2,234
Commercial Mortgage-Backed Securities	—	81,029	—	81,029
Corporate Bonds	—	142,682	—	142,682
Mortgages — Other	—	80,200	—	80,200
Municipal Bonds	—	4,061	—	4,061
Sovereign	—	15,439	—	15,439
Supranational	—	1,193	—	1,193
U.S. Treasury Securities	—	50,325	—	50,325
Total Fixed Income Securities	—	538,548	—	538,548
Short-Term Investments
Investment Company	56,872	—	—	56,872
U.S. Treasury Securities	—	46,070	—	46,070
Total Short-Term Investments	56,872	46,070	—	102,942
Foreign Currency Forward Exchange Contracts	—	1,010	—	1,010
Futures Contracts	85	—	—	85
Total Assets	56,957	585,628	—	642,585
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(263)	—	(263)
Futures Contracts	(3,951)	—	—	(3,951)
Credit Default Swap Agreement	—	(34)	—	(34)
Total Liabilities	(3,951)	(297)	—	(4,248)
Total	$53,006	$585,331	$—	$638,337

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers/dealers to purchase or sell foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the counterparty or clearing-house based on changes in the value of the contract or variation margin, respectively. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and U.S. Commodities Futures Trading Commission ("CFTC") approval of contracts for central clearing and exchange trading.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2023:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$1,010
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	85	(a)
Total			$1,095
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(263)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(3,951	)(a)
Swap Agreement	Variation Margin on Swap Agreement	Credit Risk	(34	)(a)
Total			$(4,248)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2023 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(236)
Interest Rate Risk	Futures Contracts	(15,470)
Credit Risk	Swap Agreement	(1,470)
Total		$(17,176)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(1,792)
Interest Rate Risk	Futures Contracts	3,370
Credit Risk	Swap Agreement	61
Total		$1,639

At September 30, 2023, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(a)	Assets(b) (000)	Liabilities(b) (000)
Foreign Currency Forward Exchange Contracts	$1,010	$(263)

(a) Excludes exchange-traded derivatives.

(b) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2023:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
BNP Paribas SA	$463	$—	$—	$463
JPMorgan Chase Bank NA	219	(208)	—	11
UBS AG	328	—	(271)	57
Total	$1,010	$(208)	$(271)	$531
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Australia & New Zealand Banking Group Ltd	$— @	$—	$—	$— @
Bank of America NA	49	—	—	49
Barclays Bank PLC	3	—	—	3
Citibank NA	3	—	—	3
JPMorgan Chase Bank NA	208	(208)	—	0
Total	$263	$(208)	$—	$55

@ Value is less than $500.

For the year ended September 30, 2023, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$52,889,000
Futures Contracts:
Average monthly notional value	$207,622,000
Swap Agreements:
Average monthly notional amount	$12,158,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2023:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amount Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$25,307	(a)	$—	$(25,307	)(b)(c)	$0

(a) Represents market value of loaned securities at year end.

(b) The Fund received cash collateral of approximately $2,451,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $23,338,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowings.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of September 30, 2023:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Corporate Bonds	$2,451	$—	$—	$—	$2,451
Total Borrowings	$2,451	$—	$—	$—	$2,451
Gross amount of recognized liabilities for securities lending transactions					$2,451

6.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when- issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

7.  Indemnifications: The Trust enters into contracts that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.375%	0.300%

For the year ended September 30, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.18% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.42% for Class I shares, 0.77% for Class A shares, 1.02% for Class L shares, 1.52% for Class C shares and 0.37%

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2023, approximately $1,019,000 of advisory fees were waived and approximately $170,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Trust pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended September 30, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Statement of Operations, amounted to approximately $2,000.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $149,119,000 and $274,804,000, respectively. For the year ended September 30, 2023, purchases and sales of long-term U.S. Government securities were approximately $2,325,928,000 and $2,305,404,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2023, advisory fees paid were reduced by approximately $112,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2023 is as follows:

Affiliated Investment Company	Value September 30, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$87,634	$321,699	$352,461	$3,290
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2023 (000)
Liquidity Funds	$—	$—	$56,872

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$30,270	$—	$21,875	$2,476

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended September 30, 2023.

At September 30, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$3,188	$—

At September 30, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $47,151,000 and $66,762,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the twelve months ended September 30, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 51.0%.

K. Market Risk: An investment in the Fund is based on the values of the Fund's investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, adversely affect and increase the volatility of the Fund's share price and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments.

L. LIBOR Discontinuance or Unavailability Risk: The London Interbank Offering Rate ("LIBOR") was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such new or alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR , which may affect the value or liquidity or return on certain of the Fund's investments and result in costs incurred in connection with closing out positions and entering into new trades.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of hedges placed against, instruments whose terms currently include (or previously included) LIBOR. While some LIBOR-based instruments contemplated a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate or replace LIBOR. Some of the Fund's investments may be so-called "tough legacy" LIBOR instruments which may not have effective alternative rate-setting provisions or may involve counterparties who are unwilling to add or exercise rights under alternative rate-setting provisions in such instruments. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace U.S. Dollar LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System based on the Secured Overnight Financing Rate ("SOFR") for tough legacy contracts. On February 27, 2023, the final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of the one-month, three-month and six-month U.S. Dollar

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

LIBOR settings on the basis of a changed methodology (known as "synthetic LIBOR"), after June 30, 2023 through at least September 30, 2024, addressing non-U.S. law governed U.S. Dollar LIBOR instruments, but this synthetic LIBOR will be designated by the FCA as unrepresentative of the underlying market that it seeks to measure and will be solely available for use in legacy transactions. The transition of investments from LIBOR to a new or replacement rate as a result of amendment, application of existing fallbacks, statutory requirements, the application of synthetic LIBOR or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR is still developing. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions more fully develops. All of the aforementioned may adversely affect the Fund's investments (including their volatility, value and liquidity) and, as a result, the performance or NAV.

M. Subsequent Event: At a meeting held on September 27-28, 2023, the Trustees unanimously approved the reorganization of the Fund into an exchange-traded fund ("ETF"), which will be managed by Morgan Stanley Investment Management Inc. The Trustees, including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Fund, determined that participation in the reorganization is in the best interests of the Fund and the interests of existing shareholders of the Fund will not be diluted as a result of the reorganization. Subject to shareholder approval, the Fund will be reorganized into an ETF through the reorganization of the Fund into a newly-created ETF — Eaton Vance Total Return Bond ETF, which is a series of Morgan Stanley ETF Trust. If approved by shareholders, the reorganization is anticipated to occur (after the close of trading) on or about March 22, 2024 (the "Closing Date").

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Core Plus Fixed Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Core Plus Fixed Income Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 27, 2023

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2022, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the five-year period but below its peer group average for the one- and three-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was acceptable and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im. or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2023.

The Fund designated approximately $20,436,000 of its distributions paid as business interest income.

The Fund designated approximately $17,837,000 of its distributions paid as qualified interest income.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

43

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

U.S. Customer Privacy Notice (unaudited)   April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

44

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

45

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

46

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Trustee	Since February 2022	Chief Executive Officer, Asset Management Division, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	87

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

47

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	87

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

48

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).

49

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Joseph K. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	87	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	Trustee (since January 2022) and Treasurer (since January 2023), Nutley Family Service Bureau, Inc.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2022) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustees at any time during the past five years.

50

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Trustees and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

51

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

52

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2023 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTCPFIANN
6045125 EXP 11.30.24

Morgan Stanley Institutional Fund Trust

Corporate Bond Portfolio

Annual Report

September 30, 2023

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	31
Investment Advisory Agreement Approval	32
Liquidity Risk Management Program	34
Important Notices	35
Federal Tax Notice	36
U.S. Customer Privacy Notice	37
Trustees and Officers Information	40

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Corporate Bond Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2023

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Expense Example (unaudited)

Corporate Bond Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/23	Actual Ending Account Value 9/30/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Corporate Bond Portfolio Class I	$1,000.00	$972.10	$1,021.71	$3.31	$3.40	0.67%
Corporate Bond Portfolio Class A	1,000.00	970.60	1,020.06	4.94	5.06	1.00
Corporate Bond Portfolio Class L	1,000.00	968.20	1,017.65	7.30	7.49	1.48
Corporate Bond Portfolio Class C	1,000.00	966.40	1,016.19	8.73	8.95	1.77

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Overview (unaudited)

Corporate Bond Portfolio

The Fund seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 4.51%, net of fees. The Fund's Class I shares outperformed against the Fund's benchmark, the Bloomberg U.S. Corporate Index(i) (the "Index"), which returned 3.65%.

Factors Affecting Performance

•  For the fiscal year, global credit markets could be described as better but far from great. Throughout the period, the market was focused on three key areas: central bank policy, inflation and economic growth. The dynamic between the areas was in constant flux, leading to a relatively uncertain market environment. Alongside this economically uncertain environment there have been several events that caused volatility to spike. Despite this, there have been several consistent fundamental and technical themes. During the period, the asset class was supported by strong demand for "high quality" fixed income while supply issuance was front-loaded earlier in 2023 then expected to taper off, leading to lower liquidity through the remainder of 2023. Corporate earnings, in most cases, have exceeded expectations, with financials companies supported by higher net interest margin and low credit losses. However, non-financials companies have been exceeding expectations to a lesser extent relative to previous quarters.

•  The fourth quarter of 2022 saw credit markets rally notably alongside a general rebound in global risk assets, driven by positive sentiment surrounding inflation data and China's economic growth.

•  Following a volatile 2022, it's not surprising the first quarter of 2023 was nothing short of a roller coaster. The year started with a strong rally, which came to a sudden halt following rising concerns of a hard landing. Near the end of the quarter, the banking crisis involving the collapse of several U.S. regional banks arose in dramatic fashion. While the event was viewed as idiosyncratic, markets rationalized that a higher risk premium for uncertainty was warranted.

•  The second quarter of 2023 saw credit markets rally driven by a perception that "you don't need good news, just better news than markets expect." There were lingering concerns over the U.S. debt ceiling negotiation, which eventually saw a bipartisan resolution. The stickier-than-expected inflation data was followed by global interest rate hikes by central banks while economic data showed signs of weakness — this supported the narrative of a possible soft landing for the U.S. economy.

•  The third quarter of 2023 saw investment grade credit spreads rally, and "risk-free" yield curves steepened. Markets focused on digesting central bank commentary, signaling that rates will be "higher for longer" amid inflation rates that look to have peaked but remain above targets. Investors continued to monitor macroeconomic indicators, as the potential for a soft landing increased. Fundamental economic data continued to characterize a strong labor market, inflation abating, and forward-looking indicators (such as purchasing manager's indexes and business sentiment surveys) signaling weakness. Finally, data and sentiment out of China were disappointing, where structural challenges around the shadow banking sector, property market and high youth unemployment continued to concern the global growth outlook.

•  In this reporting period, the portfolio's overall investment grade credit positioning had a positive impact on performance.

•  The portfolio is positioned to be overweight financials and underweight industrials when measured on a credit risk basis.

•  One of the key strategy positions is the portfolio's overweight to subordinated financials. The financial sector is more sensitive to credit market movements and its skew toward lower quality bonds amplified the positive impact of the risk-on sentiment in the period. Therefore, positions within investment

(i)  "Bloomberg®" and the Bloomberg Index/Indices used are service marks of Bloomberg Finance L.P. and its affiliates, and have been licensed for use for certain purposes by Morgan Stanley Investment Management (MSIM). Bloomberg is not affiliated with MSIM, does not approve, endorse, review, or recommend any product, and does not guarantee the timeliness, accurateness, or completeness of any data or information relating to any product.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Overview (unaudited) (cont'd)

Corporate Bond Portfolio

grade financials were the main drivers of positive performance, primarily the overweights to banking and insurance.

•  Also, within the investment grade position, the portfolio's exposure to the industrials sector was a positive performance driver due to the overweights to energy and consumer cyclical bonds. However, the underweight to consumer non-cyclical bonds was the main detractor.

•  The portfolio's overweight to utility bonds was also a positive performance driver within the investment grade position, due to the overweights to the electric sector.

•  Elsewhere, the portfolio's key off-benchmark exposures to high yield corporate bonds, commercial mortgage-backed securities (CMBS), government-related debt and convertible bonds all had a positive impact on performance during the period.

•  The Fund was positioned with an underweight duration (i.e., with less interest rate sensitivity) relative to the Index. In the rising interest rate environment, this position positively impacted performance.

Management Strategies

•  Looking forward, our base case remains unchanged, with credit expected to trade in a range around current levels (having widened from the tight spread levels at the end of July 2023), making carry an attractive return opportunity in our view. We expect supply to slow over the fourth quarter of 2023, reflecting the front-loading of issuance given concerns about the economy in the second half of the year (although we do see risks of companies looking to pre-finance 2024 supply needs given that the inverted yield curve means holding cash is not expensive for them). Finally, there are several factors we are closely watching that could shift the narrative: third quarter 2023 corporate earnings reporting, the potential for economic policy support in China and higher energy prices.

•  The Fund remains positioned with an overweight to financials (banks and insurance) and a small overweight to BBB-rated non-financials. We remain underweight A or better non-financial bonds.

The portfolio continues to hold small allocations to off-benchmark sectors such as convertible bonds, emerging market corporate bonds and high yield corporate bonds.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Overview (unaudited) (cont'd)

Corporate Bond Portfolio

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L and Class C shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Bloomberg U.S. Corporate Index(1) and the Lipper Corporate Debt Funds BBB-Rated Index(2)

	Period Ended September 30, 2023 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	4.51%	0.86%	3.08%	5.40%
Fund — Class A Shares w/o sales charges(5)	4.18	0.57	2.76	3.37
Fund — Class A Shares with maximum 3.25% sales charges(5)	0.84	–0.10	2.42	3.21
Fund — Class L Shares w/o sales charges(6)	3.68	0.13	2.39	3.02
Fund — Class C Shares w/o sales charges(7)	3.28	–0.25	—	1.20
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	2.28	–0.25	—	1.20
Bloomberg U.S. Corporate Index	3.65	0.93	2.23	5.76
Lipper Corporate Debt Funds BBB-Rated Index	2.08	0.15	1.75	5.31

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses. The Fund returns are calculated based on the net asset value as of the last business day of the period.

(1)  The Bloomberg U.S. Corporate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that meet specified maturity, liquidity and quality requirements.The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Corporate Debt Funds BBB-Rated Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Corporate Debt Funds BBB-Rated Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser and Distributor. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on August 31, 1990.

(5)  Commenced offering on May 20, 2002.

(6)  Commenced offering on June 16, 2008.

(7)  Commenced offering on April 30, 2015. Class C shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2023).

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (89.7%)
Commercial Mortgage-Backed Securities (2.1%)
Credit Suisse Mortgage Trust,
1 Month Term SOFR + 3.14%, 8.48%, 9/9/24 (a)(b)	$1,100	$1,112
J.P. Morgan Chase Commercial Mortgage Securities Trust,
1 Month Term SOFR + 2.18%, 7.51%, 9/15/39 (a)(b)	1,300	1,307
		2,419
Corporate Bonds (87.4%)
Finance (33.3%)
AIB GROUP PLC,
6.61%, 9/13/29 (a)	400	399
Ally Financial, Inc.,
4.63%, 3/30/25	575	555
American International Group, Inc.,
5.13%, 3/27/33	55	51
American National Group LLC,
6.14%, 6/13/32 (a)	550	498
Assurant, Inc.,
6.10%, 2/27/26	300	299
Australia & New Zealand Banking Group Ltd.,
2.57%, 11/25/35 (a)	300	222
Aviation Capital Group LLC,
6.25%, 4/15/28 (a)	375	367
6.38%, 7/15/30 (a)	500	485
Banco de Credito e Inversiones SA,
2.88%, 10/14/31 (a)	200	160
Banco Santander SA,
1.72%, 9/14/27	1,000	875
6.92%, 8/8/33	400	383
Bank Hapoalim BM,
3.26%, 1/21/32	725	621
Bank of America Corp.,
3.85%, 3/8/37	373	304
4.57%, 4/27/33	2,950	2,621
Bank of Ireland Group PLC,
2.03%, 9/30/27 (a)	950	834
Bank of New York Mellon Corp., Series J
4.97%, 4/26/34	825	761
Banque Federative du Credit Mutuel SA,
5.79%, 7/13/28 (a)	850	844
BBVA Bancomer SA,
8.45%, 6/29/38 (a)	200	197
BPCE SA,
3.12%, 10/19/32 (a)	375	280
3.65%, 1/14/37 (a)	500	385
CaixaBank SA,
6.21%, 1/18/29 (a)	1,075	1,053
Capital One Financial Corp.,
6.38%, 6/8/34	650	614
	Face Amount (000)	Value (000)
Centene Corp.,
2.50%, 3/1/31	$1,025	$789
Charles Schwab Corp.,
6.14%, 8/24/34	500	487
CI Financial Corp.,
4.10%, 6/15/51	950	551
Citigroup, Inc.,
3.06%, 1/25/33	1,175	929
3.79%, 3/17/33	475	396
Corporate Office Properties LP,
2.75%, 4/15/31	850	639
Deutsche Bank AG,
7.15%, 7/13/27	450	453
Extra Space Storage LP,
3.90%, 4/1/29	750	674
5.70%, 4/1/28	325	322
F&G Annuities & Life, Inc.,
7.40%, 1/13/28	1,000	999
Fifth Third Bancorp,
6.34%, 7/27/29	825	815
First-Citizens Bank & Trust Co.,
2.97%, 9/27/25	775	739
Global Atlantic Fin Co.,
4.40%, 10/15/29 (a)	1,100	912
Goldman Sachs Group, Inc.,
2.62%, 4/22/32	1,400	1,094
Grupo Aval Ltd.,
4.38%, 2/4/30 (a)	375	286
High Street Funding Trust I,
4.11%, 2/15/28 (a)	850	780
HSBC Holdings PLC,
4.04%, 3/13/28	300	278
6.16%, 3/9/29	575	570
Intact Financial Corp.,
5.46%, 9/22/32 (a)	825	783
Intesa Sanpaolo SpA,
7.00%, 11/21/25 (a)	850	861
Jefferies Financial Group, Inc.,
2.63%, 10/15/31	450	342
5.88%, 7/21/28	325	318
JPMorgan Chase & Co.,
5.35%, 6/1/34	2,300	2,182
KeyBank NA,
4.15%, 8/8/25	700	660
5.85%, 11/15/27	350	333
Macquarie Group Ltd.,
2.87%, 1/14/33 (a)	575	435
National Australia Bank Ltd.,
2.33%, 8/21/30 (a)	375	284
Radian Group, Inc.,
4.88%, 3/15/27	525	491

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
3.88%, 3/1/31 (a)	$545	$435
Shinhan Bank Co. Ltd.,
4.00%, 4/23/29 (a)	875	782
SMBC Aviation Capital Finance DAC,
5.70%, 7/25/33 (a)	525	488
Stewart Information Services Corp.,
3.60%, 11/15/31	500	368
Synchrony Financial,
4.50%, 7/23/25	600	572
Synovus Financial Corp.,
5.20%, 8/11/25	475	459
Toronto-Dominion Bank,
8.13%, 10/31/82	1,000	997
Truist Financial Corp.,
5.87%, 6/8/34	950	895
U.S. Bancorp,
5.84%, 6/12/34	1,250	1,180
5.85%, 10/21/33	100	95
UBS Group AG,
9.02%, 11/15/33 (a)	550	636
UnitedHealth Group, Inc.,
4.75%, 5/15/52	250	213
5.20%, 4/15/63	225	201
Wells Fargo & Co.,
MTN
2.88%, 10/30/30	75	62
4.81%, 7/25/28	200	191
5.57%, 7/25/29	150	146
Westpac Banking Corp.,
2.67%, 11/15/35	225	169
		39,099
Industrials (46.3%)
AbbVie, Inc.,
4.05%, 11/21/39	250	205
Adventist Health System,
5.43%, 3/1/32	700	678
Alaska Airlines 2020-1 Class A Pass-Through Trust,
4.80%, 2/15/29 (a)	383	367
Alibaba Group Holding Ltd.,
2.70%, 2/9/41	240	144
Amazon.com, Inc.,
3.10%, 5/12/51	425	281
Amgen, Inc.,
5.75%, 3/2/63	200	185
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.,
4.90%, 2/1/46	650	567
AP Moller - Maersk AS,
5.88%, 9/14/33 (a)	225	219
	Face Amount (000)	Value (000)
Apple, Inc.,
2.95%, 9/11/49	$425	$281
Arches Buyer, Inc.,
4.25%, 6/1/28 (a)	325	277
Ashtead Capital, Inc.,
5.95%, 10/15/33 (a)	700	665
AT&T, Inc.,
3.65%, 6/1/51	1,325	855
4.50%, 5/15/35	725	619
Baidu, Inc.,
1.72%, 4/9/26	450	406
BAT Capital Corp.,
2.26%, 3/25/28	575	487
3.73%, 9/25/40	250	168
6.42%, 8/2/33	325	316
Berry Global, Inc.,
5.50%, 4/15/28 (a)	250	242
Boeing Co.,
2.95%, 2/1/30	675	568
3.25%, 2/1/35	600	462
BP Capital Markets America, Inc.,
4.89%, 9/11/33	300	282
BP Capital Markets PLC,
4.88%, 3/22/30 (c)	550	493
Broadcom, Inc.,
3.19%, 11/15/36 (a)	425	305
Brunswick Corp.,
5.10%, 4/1/52	425	293
CBRE Services, Inc.,
5.95%, 8/15/34	675	637
Cedars-Sinai Health System,
Series 2021
2.29%, 8/15/31	620	489
Celanese US Holdings LLC,
6.35%, 11/15/28	575	568
6.70%, 11/15/33	366	357
Charter Communications Operating LLC/Charter Communications Operating Capital,
3.50%, 3/1/42	225	139
5.13%, 7/1/49	500	365
6.38%, 10/23/35	175	163
Columbia Pipelines Holding Co. LLC,
6.04%, 8/15/28 (a)	250	249
6.06%, 8/15/26 (a)	50	50
Comcast Corp.,
2.89%, 11/1/51	75	44
2.94%, 11/1/56	250	142
3.75%, 4/1/40	575	446
CommonSpirit Health,
6.07%, 11/1/27	575	580
Concentrix Corp.,
6.65%, 8/2/26	500	497

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Continental Resources, Inc.,
2.88%, 4/1/32 (a)	$1,100	$824
CVS Health Corp.,
1.88%, 2/28/31	350	267
5.05%, 3/25/48	375	312
Delta Air Lines, Inc./SkyMiles IP Ltd.,
4.75%, 10/20/28 (a)	875	832
Diamondback Energy, Inc.,
6.25%, 3/15/33	450	450
Dick's Sporting Goods, Inc.,
4.10%, 1/15/52	585	356
DuPont de Nemours, Inc.,
5.32%, 11/15/38	225	211
Electricite de France SA,
6.25%, 5/23/33 (a)	350	351
Enbridge, Inc.,
2.50%, 8/1/33	225	167
5.70%, 3/8/33	625	599
Enterprise Products Operating LLC,
3.30%, 2/15/53	450	293
3.70%, 1/31/51	100	71
5.35%, 1/31/33	175	171
EQT Corp.,
5.70%, 4/1/28	575	564
Ferrellgas LP/Ferrellgas Finance Corp.,
5.88%, 4/1/29 (a)	325	293
Ford Motor Credit Co. LLC,
GMTN
4.39%, 1/8/26	315	298
Fortune Brands Innovations, Inc.,
5.88%, 6/1/33	625	602
Foundry JV Holdco LLC,
5.88%, 1/25/34 (a)	425	406
General Motors Co.,
6.60%, 4/1/36	325	316
6.75%, 4/1/46	125	117
General Motors Financial Co., Inc.,
5.80%, 6/23/28	1,175	1,149
Gilead Sciences, Inc.,
5.55%, 10/15/53	125	120
Glencore Funding LLC,
2.50%, 9/1/30 (a)(d)	600	475
Global Payments, Inc.,
2.90%, 5/15/30	650	533
HCA, Inc.,
3.50%, 7/15/51	650	406
Hudbay Minerals, Inc.,
4.50%, 4/1/26 (a)	300	281
Hyundai Capital America,
3.00%, 2/10/27 (a)	475	431
Imperial Brands Finance PLC,
6.13%, 7/27/27 (a)	400	399
	Face Amount (000)	Value (000)
Intel Corp.,
3.25%, 11/15/49	$300	$191
5.70%, 2/10/53	350	328
International Business Machines Corp.,
2.85%, 5/15/40	275	186
Jabil, Inc.,
3.00%, 1/15/31	950	771
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
2.50%, 1/15/27	550	486
JDE Peet's NV,
1.38%, 1/15/27 (a)	875	756
JetBlue Pass Through Trust,
Series AA
2.75%, 11/15/33	421	354
Kyndryl Holdings, Inc.,
2.70%, 10/15/28	400	329
3.15%, 10/15/31 (d)	575	436
Lithia Motors, Inc.,
3.88%, 6/1/29 (a)	325	274
Lowe's Cos., Inc.,
5.80%, 9/15/62	300	274
5.85%, 4/1/63	150	138
Marvell Technology, Inc.,
5.95%, 9/15/33	350	344
McCormick & Co., Inc.,
4.95%, 4/15/33	600	559
Mercedes-Benz Finance North America LLC,
5.10%, 8/3/28 (a)	1,275	1,250
Meta Platforms, Inc.,
5.75%, 5/15/63	350	330
Midwest Connector Capital Co. LLC,
4.63%, 4/1/29 (a)	600	549
National Fuel Gas Co.,
2.95%, 3/1/31	1,036	816
Newcastle Coal Infrastructure Group Pty Ltd.,
4.40%, 9/29/27 (a)	1,121	1,010
Newell Brands, Inc.,
5.20%, 4/1/26 (e)	700	660
Nissan Motor Acceptance Co. LLC,
1.85%, 9/16/26 (a)	650	566
6.95%, 9/15/26 (a)	650	655
NOVA Chemicals Corp.,
4.88%, 6/1/24 (a)	300	295
NXP BV/NXP Funding LLC/NXP USA, Inc.,
2.65%, 2/15/32	650	503
Occidental Petroleum Corp.,
7.50%, 5/1/31	600	637
8.50%, 7/15/27	475	509
ONEOK, Inc.,
3.10%, 3/15/30	650	544
3.40%, 9/1/29	275	239
6.05%, 9/1/33	25	25

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)		Value (000)
Industrials (cont'd)
Oracle Corp.,
3.60%, 4/1/50		$1,150	$745
3.85%, 7/15/36		225	178
Peloton Interactive, Inc.,
0.00%, 2/15/26		415	314
Penske Truck Leasing Co. LP/PTL Finance Corp.,
6.20%, 6/15/30 (a)		600	592
Permian Resources Operating LLC,
5.88%, 7/1/29 (a)		300	283
Perrigo Finance Unlimited Co.,
4.65%, 6/15/30 (e)		525	448
Pfizer Investment Enterprises Pte. Ltd.,
5.30%, 5/19/53		475	442
Philip Morris International, Inc.,
5.63%, 9/7/33		550	529
Resorts World Las Vegas LLC/RWLV Capital, Inc.,
4.63%, 4/16/29 (a)		300	240
Rogers Communications, Inc.,
4.55%, 3/15/52		800	584
S&P Global, Inc.,
5.25%, 9/15/33 (a)		650	634
Sabine Pass Liquefaction LLC,
4.50%, 5/15/30		575	527
Sigma Alimentos SA de CV,
4.13%, 5/2/26		450	428
Silgan Holdings, Inc.,
1.40%, 4/1/26 (a)		500	444
Sirius XM Radio, Inc.,
3.88%, 9/1/31 (a)		326	247
Smithfield Foods, Inc.,
3.00%, 10/15/30 (a)		850	650
Sodexo, Inc.,
2.72%, 4/16/31 (a)		675	538
Standard Industries, Inc.,
2.25%, 11/21/26 (a)	EUR	100	94
Syngenta Finance NV,
4.89%, 4/24/25 (a)		$300	293
T-Mobile USA, Inc.,
2.25%, 11/15/31		400	305
Tencent Holdings Ltd.,
2.39%, 6/3/30 (a)		200	161
3.60%, 1/19/28 (a)		500	458
3.98%, 4/11/29 (a)		300	272
Transportadora de Gas Internacional SA ESP,
5.55%, 11/1/28 (a)		400	377
United Airlines Pass-Through Trust,
Series 2020-1
5.88%, 4/15/29		580	576
Series 2023-1
5.80%, 7/15/37		600	586
Var Energi ASA,
7.50%, 1/15/28 (a)		600	617
	Face Amount (000)	Value (000)
Verizon Communications, Inc.,
1.75%, 1/20/31	$1,025	$773
3.40%, 3/22/41	300	213
VICI Properties LP/VICI Note Co., Inc.,
3.88%, 2/15/29 (a)	1,100	952
Warnermedia Holdings, Inc.,
5.05%, 3/15/42	25	19
5.39%, 3/15/62	675	499
Williams Cos., Inc.,
5.30%, 8/15/28 - 8/15/52	1,075	976
		54,393
Utilities (7.8%)
AEP Transmission Co. LLC,
5.40%, 3/15/53	475	443
Calpine Corp.,
5.13%, 3/15/28 (a)	300	267
Cleveland Electric Illuminating Co.,
4.55%, 11/15/30 (a)	250	228
Constellation Energy Generation LLC,
6.50%, 10/1/53	275	276
Dominion Energy, Inc.,
5.38%, 11/15/32	400	382
DTE Electric Co.,
3.95%, 3/1/49	450	335
Duke Energy Corp.,
5.00%, 8/15/52	350	292
Duke Energy Indiana LLC,
2.75%, 4/1/50	330	190
EDP Finance BV,
6.30%, 10/11/27 (a)	700	710
Enel Finance America LLC,
2.88%, 7/12/41 (a)	500	299
Entergy Texas, Inc.,
3.55%, 9/30/49	200	135
Fells Point Funding Trust,
3.05%, 1/31/27 (a)	600	544
Georgia Power Co.,
4.95%, 5/17/33	550	516
Series A
3.25%, 3/15/51	325	206
Interstate Power and Light Co.,
2.30%, 6/1/30	300	241
Jersey Central Power & Light Co.,
2.75%, 3/1/32 (a)	375	294
Metropolitan Edison Co.,
5.20%, 4/1/28 (a)	325	317
New England Power Co.,
5.94%, 11/25/52 (a)	200	190
NextEra Energy Capital Holdings, Inc.,
3.00%, 1/15/52	475	281
5.05%, 2/28/33	400	374
The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Utilities (cont'd)
Northern States Power Co.,
2.90%, 3/1/50	$350	$215
Pacific Gas & Electric Co.,
3.30%, 8/1/40	375	241
4.95%, 7/1/50	350	261
PacifiCorp,
4.15%, 2/15/50	825	581
PECO Energy Co.,
3.05%, 3/15/51	425	264
Pennsylvania Electric Co.,
5.15%, 3/30/26 (a)	300	295
Public Service Co. of Colorado,
5.25%, 4/1/53	100	87
Public Service Enterprise Group, Inc.,
2.45%, 11/15/31	350	272
Southern California Edison Co.,
5.88%, 12/1/53	275	259
Virginia Electric & Power Co.,
2.45%, 12/15/50	275	148
2.95%, 11/15/51	150	89
		9,232
		102,724
Sovereign (0.2%)
Petroleos Mexicanos,
10.00%, 2/7/33 (a)	298	265
Total Fixed Income Securities (Cost $113,844)		105,408
	Shares
Short-Term Investments (5.1%)
Investment Company (2.8%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $3,323)	3,322,897	3,323
Securities held as Collateral on Loaned Securities (0.7%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $840)	840,375	840
	Face Amount (000)	Value (000)
U.S. Treasury Security (1.6%)
U.S. Treasury Bill, 5.01%, 11/30/23 (f)(g) (Cost $1,850)	$1,865	$1,849
Total Short-Term Investments (Cost $6,013)		6,012
Total Investments (94.8%) (Cost $119,857) Including $823 of Securities Loaned (h)(i)		111,420
Other Assets in Excess of Liabilities (5.2%)		6,153
Net Assets (100.0%)		$117,573

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Floating or variable rate securities: The rates disclosed are as of September 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(c)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time after which they revert to a floating rate. Interest rates in effect are as of September 30, 2023.

(d)  All or a portion of this security was on loan at September 30, 2023.

(e)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of September 30, 2023. Maturity date disclosed is the ultimate maturity date.

(f)  Rate shown is the yield to maturity at September 30, 2023.

(g)  All or a portion of the security was pledged to cover margin requirements for futures contracts.

(h)  Securities are available for collateral in connection with, purchase of open foreign currency forward exchange contracts and open futures contracts.

(i)  At September 30, 2023, the aggregate cost for federal income tax purposes is approximately $119,802,000. The aggregate gross unrealized appreciation is approximately $1,120,000 and the aggregate gross unrealized depreciation is approximately $9,901,000, resulting in net unrealized depreciation of approximately $8,781,000.

DAC  Designated Activity Company.

GMTN  Global Medium Term Note.

MTN  Medium Term Note.

SOFR  Secured Overnight Financing Rate.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at September 30, 2023:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Appreciation (Depreciation) (000)
BNP Paribas SA	EUR	158	$175	11/10/23	$8
UBS AG	GBP	580	$740	11/10/23	32
UBS AG $775	GBP		611	11/10/23	(29)
					$11

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2023:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury Long Bond (United States)	91	Dec-23		$9,100	$10,354	$(579)
U.S. Treasury Ultra Bond (United States)	35	Dec-23		3,500	4,154	(227)
U.S. Treasury 2 yr. Note (United States)	96	Dec-23		19,200	19,460	(49)
Short:
German Euro-Bobl Index (Germany)	1	Dec-23	EUR	(100)	(122)	2
U.S. Treasury 5 yr. Note (United States)	36	Dec-23		$(3,600)	(3,793)	35
U.S. Treasury 10 yr. Note (United States)	44	Dec-23		(4,400)	(4,755)	83
U.S. Treasury 10 yr. Ultra Note (United States)	103	Dec-23		(10,300)	(11,491)	325
						$(410)

EUR  —  Euro

GBP  —  British Pound

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Industrials	49.2%
Finance	35.4
Utilities	8.3
Other**	7.1
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2023.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with a value of approximately $54,129,000 and net unrealized depreciation of approximately $410,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $11,000.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Corporate Bond Portfolio

Statement of Assets and Liabilities	September 30, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $115,694)	$107,257
Investment in Security of Affiliated Issuer, at Value (Cost $4,163)	4,163
Total Investments in Securities, at Value (Cost $119,857)	111,420
Cash	4
Foreign Currency, at Value (Cost $2)	2
Receivable for Fund Shares Sold	4,694
Interest Receivable	1,375
Receivable for Investments Sold	1,077
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	40
Due from Adviser	35
Receivable from Affiliate	14
Receivable for Variation Margin on Futures Contracts	7
Receivable from Securities Lending Income	—	@
Other Assets	50
Total Assets	118,718
Liabilities:
Collateral on Securities Loaned, at Value	840
Payable for Professional Fees	70
Payable for Fund Shares Redeemed	40
Payable for Trustees' Fees and Expenses	38
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	29
Payable for Transfer Agency Fees — Class I	22
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Sub Transfer Agency Fees — Class I	12
Payable for Sub Transfer Agency Fees — Class A	7
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	8
Payable for Custodian Fees	8
Deferred Capital Gain Country Tax	8
Payable for Shareholder Services Fees — Class A	2
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	1
Other Liabilities	58
Total Liabilities	1,145
Net Assets	$117,573
Net Assets Consist of:
Paid-in-Capital	$150,671
Total Accumulated Loss	(33,098)
Net Assets	$117,573

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Corporate Bond Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2023 (000)
CLASS I:
Net Assets	$102,560
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	10,289,789
Net Asset Value, Offering and Redemption Price Per Share	$9.97
CLASS A:
Net Assets	$12,849
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,287,361
Net Asset Value, Redemption Price Per Share	$9.98
Maximum Sales Load	3.25%
Maximum Sales Charge	$0.34
Maximum Offering Price Per Share	$10.32
CLASS L:
Net Assets	$990
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	99,262
Net Asset Value, Offering and Redemption Price Per Share	$9.97
CLASS C:
Net Assets	$1,174
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	118,566
Net Asset Value, Offering and Redemption Price Per Share	$9.90
(1) Including: Securities on Loan, at Value:	$823

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Corporate Bond Portfolio

Statement of Operations	Year Ended September 30, 2023 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $—@ of Foreign Taxes Withheld)	$6,289
Dividends from Security of Affiliated Issuer (Note G)	92
Income from Securities Loaned — Net	12
Total Investment Income	6,393
Expenses:
Advisory Fees (Note B)	472
Professional Fees	189
Transfer Agency Fees — Class I (Note E)	158
Transfer Agency Fees — Class A (Note E)	5
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class C (Note E)	3
Registration Fees	105
Administration Fees (Note C)	101
Sub Transfer Agency Fees — Class I	78
Sub Transfer Agency Fees — Class A	19
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	1
Shareholder Services Fees — Class A (Note D)	34
Distribution andShareholder Services Fees — Class L (Note D)	5
Distribution andShareholder Services Fees — Class C (Note D)	14
Shareholder Reporting Fees	32
Custodian Fees (Note F)	28
Pricing Fees	26
Trustees' Fees and Expenses	10
Other Expenses	23
Total Expenses	1,306
Reimbursement of Class Specific Expenses — Class I (Note B)	(236)
Reimbursement of Class Specific Expenses — Class A (Note B)	(3)
Reimbursement of Class Specific Expenses — Class L (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class C (Note B)	(3)
Waiver of Advisory Fees (Note B)	(118)
Waiver of Shareholder Services Fees — Class A (Note D)	(14)
Rebate from Morgan Stanley Affiliate (Note G)	(3)
Net Expenses	929
Net Investment Income	5,464
Realized Loss:
Investments Sold	(12,186)
Foreign Currency Forward Exchange Contracts	(101)
Foreign Currency Translation	(1)
Futures Contracts	(509)
Net Realized Loss	(12,797)
Change in Unrealized Appreciation (Depreciation):
Investments	13,687
Foreign Currency Forward Exchange Contracts	(12)
Foreign Currency Translation	5
Futures Contracts	(446)
Net Change in Unrealized Appreciation (Depreciation)	13,234
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	437
Net Increase in Net Assets Resulting from Operations	$5,901

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Corporate Bond Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2023 (000)	Year Ended September 30, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$5,464	$3,880
Net Realized Loss	(12,797)	(10,855)
Net Change in Unrealized Appreciation (Depreciation)	13,234	(25,001)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,901	(31,976)
Dividends and Distributions to Shareholders:
Class I	(4,645)	(7,373)
Class A	(532)	(866)
Class L	(35)	(56)
Class C	(43)	(91)
Total Dividends and Distributions to Shareholders	(5,255)	(8,386)
Capital Share Transactions:(1)
Class I:
Subscribed	36,169	56,097
Distributions Reinvested	4,457	7,055
Redeemed	(53,450)	(74,705)
Class A:
Subscribed	3,457	5,672
Distributions Reinvested	532	866
Redeemed	(5,350)	(7,599)
Class L:
Exchanged	12	—
Distributions Reinvested	35	56
Redeemed	(108)	(132)
Class C:
Subscribed	373	121
Distributions Reinvested	43	90
Redeemed	(745)	(1,310)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(14,575)	(13,789)
Total Decrease in Net Assets	(13,929)	(54,151)
Net Assets:
Beginning of Period	131,502	185,653
End of Period	$117,573	$131,502
(1) Capital Share Transactions:
Class I:
Shares Subscribed	3,523	5,109
Shares Issued on Distributions Reinvested	433	583
Shares Redeemed	(5,203)	(6,614)
Net Decrease in Class I Shares Outstanding	(1,247)	(922)
Class A:
Shares Subscribed	335	485
Shares Issued on Distributions Reinvested	52	71
Shares Redeemed	(521)	(653)
Net Decrease in Class A Shares Outstanding	(134)	(97)
Class L:
Shares Exchanged	1	—
Shares Issued on Distributions Reinvested	3	5
Shares Redeemed	(10)	(11)
Net Decrease in Class L Shares Outstanding	(6)	(6)
Class C:
Shares Subscribed	37	11
Shares Issued on Distributions Reinvested	4	7
Shares Redeemed	(73)	(109)
Net Decrease in Class C Shares Outstanding	(32)	(91)

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Financial Highlights

Corporate Bond Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$9.95		$12.96		$13.49		$12.78		$11.80
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.45		0.30		0.25		0.32		0.40
Net Realized and Unrealized Gain (Loss)	0.00	(2)	(2.69)		(0.05)		0.72		1.04
Total from Investment Operations	0.45		(2.39)		0.20		1.04		1.44
Distributions from and/or in Excess of:
Net Investment Income	(0.43)		(0.27)		(0.25)		(0.33)		(0.46)
Net Realized Gain	—		(0.35)		(0.48)		—		—
Total Distributions	(0.43)		(0.62)		(0.73)		(0.33)		(0.46)
Net Asset Value, End of Period	$9.97		$9.95		$12.96		$13.49		$12.78
Total Return(3)	4.51%		(19.23)%		1.44%		8.19%		12.64%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$102,560		$114,804		$161,409		$182,070		$122,450
Ratio of Expenses Before Expense Limitation	1.00%		0.86%		0.79%		0.86%		1.01%
Ratio of Expenses After Expense Limitation	0.69	%(4)	0.70	%(4)	0.70	%(4)	0.70	%(4)	0.70	%(4)
Ratio of Net Investment Income	4.39	%(4)	2.55	%(4)	1.90	%(4)	2.49	%(4)	3.34	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	134%		110%		125%		133%		64%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Financial Highlights

Corporate Bond Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$9.96		$12.97		$13.50		$12.80		$11.81
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.42		0.26		0.22		0.29		0.37
Net Realized and Unrealized Gain (Loss)	0.00	(2)	(2.68)		(0.05)		0.70		1.04
Total from Investment Operations	0.42		(2.42)		0.17		0.99		1.41
Distributions from and/or in Excess of:
Net Investment Income	(0.40)		(0.24)		(0.22)		(0.29)		(0.42)
Net Realized Gain	—		(0.35)		(0.48)		—		—
Total Distributions	(0.40)		(0.59)		(0.70)		(0.29)		(0.42)
Net Asset Value, End of Period	$9.98		$9.96		$12.97		$13.50		$12.80
Total Return(3)	4.18%		(19.45)%		1.22%		7.88%		12.25%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$12,849		$14,158		$19,689		$10,807		$6,400
Ratio of Expenses Before Expense Limitation	1.21%		1.09%		1.02%		1.10%		1.21%
Ratio of Expenses After Expense Limitation	0.99	%(4)	0.99	%(4)	0.92	%(4)	0.99	%(4)	0.99	%(4)
Ratio of Net Investment Income	4.08	%(4)	2.28	%(4)	1.68	%(4)	2.20	%(4)	3.04	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	134%		110%		125%		133%		64%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Financial Highlights

Corporate Bond Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$9.95		$12.96		$13.49		$12.79		$11.79
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.37		0.21		0.17		0.24		0.32
Net Realized and Unrealized Gain (Loss)	0.00	(2)	(2.69)		(0.05)		0.70		1.04
Total from Investment Operations	0.37		(2.48)		0.12		0.94		1.36
Distributions from and/or in Excess of:
Net Investment Income	(0.35)		(0.18)		(0.17)		(0.24)		(0.36)
Net Realized Gain	—		(0.35)		(0.48)		—		—
Total Distributions	(0.35)		(0.53)		(0.65)		(0.24)		(0.36)
Net Asset Value, End of Period	$9.97		$9.95		$12.96		$13.49		$12.79
Total Return(3)	3.68%		(19.83)%		0.79%		7.47%		11.82%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$990		$1,049		$1,444		$1,727		$1,671
Ratio of Expenses Before Expense Limitation	1.59%		1.43%		N/A		1.39%		1.49%
Ratio of Expenses After Expense Limitation	1.47	%(4)	1.43	%(4)	1.33	%(4)	1.38	%(4)	1.38	%(4)
Ratio of Net Investment Income	3.60	%(4)	1.84	%(4)	1.27	%(4)	1.84	%(4)	2.67	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	134%		110%		125%		133%		64%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Financial Highlights

Corporate Bond Portfolio

	Class C
	Year Ended September 30,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$9.89		$12.87		$13.41		$12.71		$11.72
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.34		0.16		0.10		0.18		0.27
Net Realized and Unrealized Gain (Loss)	(0.01)		(2.65)		(0.05)		0.71		1.03
Total from Investment Operations	0.33		(2.49)		0.05		0.89		1.30
Distributions from and/or in Excess of:
Net Investment Income	(0.32)		(0.14)		(0.11)		(0.19)		(0.31)
Net Realized Gain	—		(0.35)		(0.48)		—		—
Total Distributions	(0.32)		(0.49)		(0.59)		(0.19)		(0.31)
Net Asset Value, End of Period	$9.90		$9.89		$12.87		$13.41		$12.71
Total Return(2)	3.28%		(20.05)%		0.28%		7.09%		11.34%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,174		$1,491		$3,111		$3,222		$2,801
Ratio of Expenses Before Expense Limitation	2.08%		1.92%		1.81%		1.90%		2.01%
Ratio of Expenses After Expense Limitation	1.79	%(3)	1.80	%(3)	1.80	%(3)	1.80	%(3)	1.80	%(3)
Ratio of Net Investment Income	3.29	%(3)	1.40	%(3)	0.80	%(3)	1.42	%(3)	2.24	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	134%		110%		125%		133%		64%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). All Funds are considered diversified for purposes of the Act.

The Trust applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC"). In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying financial statements relate to the Corporate Bond Portfolio. The Fund seeks above-average total return over a market cycle of three to five years. The Fund has issued four classes of shares — Class I, Class A, Class L and Class C.

The Fund has suspended offering Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Fixed income securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers/dealers; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (4) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Trustees have designated the Trust's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Commercial Mortgage-Backed Securities	$—	$2,419	$—	$2,419
Corporate Bonds	—	102,724	—	102,724
Sovereign	—	265	—	265
Total Fixed Income Securities	—	105,408	—	105,408
Short-Term Investments
Investment Company	4,163	—	—	4,163
U.S. Treasury Security	—	1,849	—	1,849
Total Short-Term Investments	4,163	1,849	—	6,012
Foreign Currency Forward Exchange Contracts	—	40	—	40
Futures Contracts	445	—	—	445
Total Assets	4,608	107,297	—	111,905
Liabilities:
Foreign Currency Forward Exchange Contract	—	(29)	—	(29)
Futures Contracts	(855)	—	—	(855)
Total Liabilities	(855)	(29)	—	(884)
Total	$3,753	$107,268	$—	$111,021

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currency, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers/dealers to purchase or sell foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2023:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$40
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	445	(a)
Total			$485
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(29)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(855	)(a)
Total			$(884)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2023 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(101)
Interest Rate Risk	Futures Contracts	(509)
Total		$(610)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(12)
Interest Rate Risk	Futures Contracts	(446)
Total		$(458)

At September 30, 2023, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(a)	Assets(b) (000)	Liabilities(b) (000)
Foreign Currency Forward Exchange Contracts	$40	$(29)

(a) Excludes exchange-traded derivatives.

(b) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA

Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2023:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
BNP Paribas SA	$8	$—	$—	$8
UBS AG	32	(29)	—	3
Total	$40	$(29)	$—	$11

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
UBS AG	$29	$(29)	$—	$0

For the year ended September 30, 2023, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$1,490,000
Futures Contracts:
Average monthly notional value	$65,717,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2023:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amount Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$823	(a)	$—	$(823	)(b)(c)	$0

(a) Represents market value of loaned securities at year end.

(b) The Fund received cash collateral of approximately $840,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowings.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of September 30, 2023:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 Days (000)	Total (000)
Securities Lending Transactions
Corporate Bonds	$840	$—	$—	$—	$840
Total Borrowings	$840	$—	$—	$—	$840
Gross amount of recognized liabilities for securities lending transactions					$840

6.  Indemnifications: The Trust enters into contracts that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.375% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I shares, 1.05% for Class A shares, 1.52% for Class L shares and 1.80% for Class C shares. Effective after close of business on July 1, 2023, the Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses will not exceed 0.65% for Class I shares, 1.00% for Class A shares, 1.47% for Class L shares and 1.75% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2023, approximately $118,000 of advisory fees were waived and approximately $242,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares. The Distributor has agreed to waive the 12b-1 fees on Class A shares of the Fund to the extent it exceeds 0.15% of the average daily net assets of such shares on an annualized basis. For the year ended September 30, 2023, this waiver amounted to approximately $14,000.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Trust pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended September 30, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Statement of Operations, amounted to approximately $11,000.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $161,701,000 and $187,086,000, respectively. For the year ended September 30, 2023, purchases and sales of long-term U.S. Government securities were approximately $348,000 and $0, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2023, advisory fees paid were reduced by approximately $3,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2023 is as follows:

Affiliated Investment Company	Value September 30, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$2,799	$62,081	$60,717	$92
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2023 (000)
Liquidity Funds	$—	$—	$4,163

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended September 30, 2023, included in "Trustees' Fees and Expenses" in the Statement of Operations amounted to approximately $2,000. At September 30, 2023, the Fund had an accrued pension liability of approximately $38,000, which is reflected as "Payable for Trustees' Fees and Expenses" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income income. Accordingly, no provision for federal income taxes is required in the financial statements.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:	2022 Distributions Paid From:
Ordinary Income (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$5,255	$3,558	$4,828

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended September 30, 2023.

At September 30, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$568	$—

At September 30, 2023, the Fund had available for federal income tax purposes unused short-term and long term capital losses of approximately $9,142,000 and $15,700,000 respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the twelve months ended September 30, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 58.8%.

K. Market Risk: An investment in the Fund is based on the values of the Fund's investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, adversely affect and increase the volatility of the Fund's share price and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Corporate Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Corporate Bond Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 27, 2023

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2022, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Fund's management fee was lower than its peer group average and total expense ratio was higher than its peer group average. After discussion, the Board concluded that the Fund's (i) performance and total expense ratio were acceptable and (ii) management fee was competitive with its peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im. or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2023.

The Fund designated approximately $4,795,000 of its distributions paid as business interest income.

The Fund designated approximately $3,604,000 of its distributions paid as qualified interest income.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

U.S. Customer Privacy Notice (unaudited)   April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Trustee	Since February 2022	Chief Executive Officer, Asset Management Division, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	87

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	87

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Joseph K. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	87	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	Trustee (since January 2022) and Treasurer (since January 2023), Nutley Family Service Bureau, Inc.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2022) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustees at any time during the past five years.

43

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Trustees and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

44

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

45

(This page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2023 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTCBANN
6045059 EXP 11.30.24

Morgan Stanley Institutional Fund Trust

Discovery Portfolio

Annual Report

September 30, 2023

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	7
Consolidated Statement of Assets and Liabilities	9
Consolidated Statement of Operations	11
Consolidated Statements of Changes in Net Assets	12
Consolidated Financial Highlights	14
Notes to Consolidated Financial Statements	19
Report of Independent Registered Public Accounting Firm	31
Investment Advisory Agreement Approval	32
Liquidity Risk Management Program	34
Important Notices	35
U.S. Customer Privacy Notice	36
Trustees and Officers Information	39

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Discovery Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2023

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Expense Example (unaudited)

Discovery Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/23	Actual Ending Account Value 9/30/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Discovery Portfolio Class I	$1,000.00	$1,027.40	$1,021.51	$3.61	$3.60	0.71%
Discovery Portfolio Class A	1,000.00	1,025.60	1,019.95	5.18	5.17	1.02
Discovery Portfolio Class L	1,000.00	1,022.70	1,017.30	7.86	7.84	1.55
Discovery Portfolio Class C	1,000.00	1,022.70	1,016.29	8.87	8.85	1.75
Discovery Portfolio Class R6	1,000.00	1,028.40	1,021.86	3.25	3.24	0.64

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Overview (unaudited)

Discovery Portfolio

The Fund seeks long-term capital growth.

Performance

For the fiscal year ended September 30, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 2.74%, net of fees. The Fund's Class I shares underperformed against the Fund's benchmark, the Russell Midcap® Growth Index (the "Index"), which returned 17.47%.

Factors Affecting Performance

•  Recession fears, downside earnings risks for 2023 and the failure of several U.S. regional banks in March 2023 weighed on market sentiment and contributed to continued volatility in the 12-month reporting period. Against this backdrop, we continued to focus on company-specific fundamentals, which, across portfolio holdings have largely remained healthy and in line with our expectations. We continue to own many high quality companies with attractive end-game potential, strong balance sheets and multiple competitive advantages. We believe today's market offers an attractive opportunity to buy unique companies with strong fundamentals that can be long-term winners over the next three to five years. While we have opportunistically added to some positions and initiated new ones, overall, we have made few changes as we remain confident in the long-term prospects for the businesses we own.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since its inception in 1998 can result in periods of performance deviation from the benchmark and peers. The Fund underperformed the Index this reporting period primarily due to adverse stock selection, with sector allocations detracting to a lesser extent.

•  Mid-cap growth stocks advanced 17.47% in the 12-month period, as measured by the Index. All sectors in the Index had positive performance in the period, except utilities. Industrials was the Index's best performing sector. Against this backdrop, our team continued to focus on stock selection and the long-term outlook for companies in the portfolio.

•  Most of the Fund's relative underperformance was driven by mixed stock selection in health care, information technology, communication services and financials. A company that operates a database of employment and contact information to augment sales prospecting for third parties was the largest detractor across the portfolio. Concerns about slower business growth, longer sales cycles and deal delays weighed on investor sentiment during the reporting period. A holding in one of the largest buyers of biopharmaceutical royalties and a leading funder of innovation across academic institutions, non-profits, biotechnology and pharmaceutical companies was the second greatest detractor across the portfolio. The company reported solid results, but its shares remained pressured due to investors' ongoing concerns around clinical trial results for a few of its partners' new therapies and the impact to potential related royalties. A holding in a software as a service platform that allows customers to monitor their entire IT stack in real-time from a single user interface was the third greatest detractor across the Fund. Although the company reported overall healthy results characterized by product suite expansion and strong customer retention, its shares traded down as investors were disappointed by management's conservative outlook.

•  Conversely, the Fund benefited from stock selection in consumer discretionary. A position in one of the world's leading platforms to enable and accelerate direct-to-consumer, cross-border ecommerce, was the top contributor in the sector and across the portfolio. Its shares advanced as the company continued to deliver strong fundamental performance characterized by revenue and profitability growth that outpaced the overall ecommerce industry, and strong traction with new partnership initiatives. Management's continued execution has also buoyed investor confidence in the company's ability to further capitalize on the secular growth in direct-to-consumer, cross-border ecommerce.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Overview (unaudited) (cont'd)

Discovery Portfolio

•  An average overweight in health care, average underweight in materials, and lack of exposure to consumer staples and real estate were also favorable to relative performance.

Management Strategies

•  Counterpoint Global looks to own a portfolio of unique companies with diverse business drivers, strong competitive advantages and positioning, and healthy secular growth prospects whose market value we believe can increase significantly over the long-term for underlying fundamental reasons, independent of the macro or market environment. We find these companies through fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

•  Counterpoint Global believes having a market outlook can be an anchor. We focus on assessing company prospects over a five-year investment horizon. Current portfolio positioning reflects what we believe are the best long-term investment opportunities.

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class R6 shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Overview (unaudited) (cont'd)

Discovery Portfolio

Performance Compared to the Russell Midcap® Growth Index(1) and the Lipper Mid-Cap Growth Funds Index(2)

	Period Ended September 30, 2023 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(4)	2.74%	1.21%	6.28%	11.08%
Fund — Class A Shares w/o sales charges(5)	2.44	0.95	5.99	8.78
Fund — Class A Shares with maximum 5.25% sales charges(5)	–2.89	–0.14	5.42	8.56
Fund — Class L Shares w/o sales charges(6)	1.77	0.43	5.42	7.48
Fund — Class C Shares w/o sales charges(8)	1.73	0.18	—	6.76
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	0.73	0.18	—	6.76
Fund — Class R6 Shares w/o sales charges(7)	2.84	1.33	6.39	6.48
Russell Midcap® Growth Index	17.47	6.97	9.94	10.21
Lipper Mid-Cap Growth Funds Index	12.61	5.12	8.69	9.52

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses. The Fund returns are calculated based on the net asset value as of the last business day of the period.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Mid-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Growth Funds classification. The index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Mid-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on March 30, 1990.

(5)  Commenced offering on January 31, 1997.

(6)  Commenced offering on June 14, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on May 31, 2017.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments

Discovery Portfolio

	Shares	Value (000)
Common Stocks (93.1%)
Biotechnology (2.2%)
Alnylam Pharmaceuticals, Inc. (a)	4,973	$881
Intellia Therapeutics, Inc. (a)	109,666	3,468
ProKidney Corp. (a)(b)	509,412	2,333
Roivant Sciences Ltd. (a)	1,089,327	12,723
		19,405
Broadline Retail (7.2%)
Global-e Online Ltd. (Israel) (a)	1,635,663	65,001
Chemicals (0.4%)
Ginkgo Bioworks Holdings, Inc. (a)(b)	2,103,065	3,806
Entertainment (4.6%)
ROBLOX Corp., Class A (a)	1,433,611	41,517
Financial Services (12.1%)
Adyen NV (Netherlands) (a)	31,180	23,118
Affirm Holdings, Inc. (a)(b)	3,088,146	65,685
Toast, Inc., Class A (a)	1,122,871	21,031
		109,834
Ground Transportation (2.1%)
Grab Holdings Ltd., Class A (Singapore) (a)	5,301,078	18,766
Health Care Equipment & Supplies (0.8%)
Dexcom, Inc. (a)	50,618	4,723
Penumbra, Inc. N (a)	10,239	2,477
		7,200
Health Care Providers & Services (5.2%)
Agilon health, Inc. (a)	2,653,510	47,126
Health Care Technology (1.4%)
Doximity, Inc., Class A (a)	593,353	12,591
Hotels, Restaurants & Leisure (6.4%)
DoorDash, Inc., Class A (a)	733,436	58,286
Information Technology Services (10.6%)
Cloudflare, Inc., Class A (a)	1,162,522	73,286
MongoDB, Inc. (a)	66,299	22,930
		96,216
Interactive Media & Services (0.1%)
Snap, Inc., Class A (a)	104,959	935
Leisure Products (1.6%)
Peloton Interactive, Inc., Class A (a)	2,833,622	14,310
Life Sciences Tools & Services (1.3%)
10X Genomics, Inc., Class A (a)	291,700	12,033
Media (7.4%)
Trade Desk, Inc., Class A (a)	853,294	66,685
Pharmaceuticals (4.6%)
Royalty Pharma PLC, Class A (United Kingdom)	1,542,355	41,859
Semiconductors & Semiconductor Equipment (0.1%)
Enphase Energy, Inc. (a)	7,615	915
	Shares	Value (000)
Software (18.2%)
Aurora Innovation, Inc. (a)	5,046,291	$11,859
Bill Holdings, Inc. (a)	425,078	46,151
Gitlab, Inc., Class A (a)	468,561	21,188
HubSpot, Inc. (a)	18,794	9,256
Klaviyo, Inc., Class A (a)(b)	146,668	5,060
MicroStrategy, Inc., Class A (a)	21,755	7,142
Procore Technologies, Inc. (a)	397,295	25,951
Samsara, Inc., Class A (a)	1,481,885	37,358
Unity Software, Inc. (a)	29,003	911
		164,876
Specialty Retail (6.8%)
Carvana Co. (a)(b)	944,618	39,655
Wayfair, Inc., Class A (a)	365,844	22,159
		61,814
Total Common Stocks (Cost $1,141,886)		843,175
Preferred Stock (3.5%)
Software (3.5%)
Databricks, Inc., Series H (a)(c)(d) (acquisition cost — $31,810; acquired 8/31/21)	432,882	31,817
Investment Company (1.7%)
Grayscale Bitcoin Trust (a) (Cost $27,140)	785,961	15,083
	No. of Warrants
Warrants (0.0%)‡
Chemicals (0.0%)‡
Ginkgo Bioworks Holdings, Inc. expires 12/31/27 (a) (Cost $655)	196,782	44
	Shares
Short-Term Investments (3.0%)
Investment Company (2.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $18,649)	18,649,466	18,649
Securities held as Collateral on Loaned Securities (0.9%)
Investment Company (0.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	7,037,983	7,038
	Face Amount (000)
Repurchase Agreements (0.1%)
Citigroup, Inc., (5.25%, dated 9/29/23, due 10/2/23; proceeds $487; fully collateralized by U.S. Government obligations; 0.13% — 2.88% due 10/31/23 — 5/15/52; valued at $496)	$487	487

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments (cont'd)

Discovery Portfolio

	Face Amount (000)	Value (000)
Merrill Lynch & Co., Inc., (5.29%, dated 9/29/23, due 10/2/23; proceeds $1,067; fully collateralized by a U.S. Government obligation; 2.75% due 5/31/29; valued at $1,088)	$1,066	$1,066
		1,553
Total Securities held as Collateral on Loaned Securities (Cost $8,591)		8,591
Total Short-Term Investments (Cost $27,240)		27,240
Total Investments Excluding Purchased Options (101.3%) (Cost $1,228,731)		917,359
Total Purchased Options Outstanding (0.3%) (Cost $2,919)		3,037
Total Investments (101.6%) (Cost $1,231,650) Including $8,319 of Securities Loaned (e)(f)(g)		920,396
Liabilities in Excess of Other Assets (–1.6%)		(14,693)
Net Assets (100.0%)		$905,703

‡  Amount is less than 0.05%.

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at September 30, 2023.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules

("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Trust has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at September 30, 2023 amounts to approximately $31,817,000 and represents 3.5% of net assets.

(d)  At September 30, 2023, the Fund held a fair valued security at approximately $31,817,000, representing 3.5% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Trust's (as defined herein) Trustees.

(e)  Securities are available for collateral in connection with purchased options.

(f)  The approximate fair value and percentage of net assets, $23,118,000 and 2.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Consolidated Financial Statements.

(g)  At September 30, 2023, the aggregate cost for federal income tax purposes is approximately $1,334,025,000. The aggregate gross unrealized appreciation is approximately $100,733,000 and the aggregate gross unrealized depreciation is approximately $514,354,000, resulting in net unrealized depreciation of approximately $413,621,000.

Call Options Purchased:

The Fund had the following call options purchased open at September 30, 2023:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)		Premiums Paid (000)	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International	USD/CNH	CNH	7.87	Oct-23	2,378,602	$2,379	$—	@	$11	$(11)
JPMorgan Chase Bank NA	USD/CNH	CNH	7.43	Jan-24	202,038,446	202,038	923		951	(28)
Standard Chartered Bank	USD/CNH	CNH	7.57	May-24	226,694,072	226,694	1,174		959	215
JPMorgan Chase Bank NA	USD/CNH	CNH	7.79	Aug-24	240,890,554	240,891	940		998	(58)
							$3,037		$2,919	$118

@    Amount is less than $500.

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	23.8%
Software	21.4
Financial Services	11.9
Information Technology Services	10.5
Media	7.2
Broadline Retail	7.1
Specialty Retail	6.7
Hotels, Restaurants & Leisure	6.3
Health Care Providers & Services	5.1
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2023

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Discovery Portfolio

Consolidated Statement of Assets and Liabilities	September 30, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $1,205,963)	$894,709
Investment in Security of Affiliated Issuer, at Value (Cost $25,687)	25,687
Total Investments in Securities, at Value (Cost $1,231,650)	920,396
Foreign Currency, at Value (Cost $2)	2
Receivable for Investments Sold	2,761
Receivable for Fund Shares Sold	198
Receivable from Affiliate	80
Receivable from Securities Lending Income	18
Other Assets	201
Total Assets	923,656
Liabilities:
Collateral on Securities Loaned, at Value	8,591
Payable for Investments Purchased	3,428
Due to Broker	3,263
Payable for Advisory Fees	1,238
Payable for Fund Shares Redeemed	816
Payable for Sub Transfer Agency Fees — Class I	63
Payable for Sub Transfer Agency Fees — Class A	76
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	4
Payable for Shareholder Services Fees — Class A	90
Payable for Distribution and Shareholder Services Fees — Class L	3
Payable for Distribution and Shareholder Services Fees — Class C	12
Payable for Professional Fees	70
Payable for Administration Fees	62
Payable for Trustees' Fees and Expenses	37
Payable for Transfer Agency Fees — Class I	10
Payable for Transfer Agency Fees — Class A	14
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class R6	2
Payable for Custodian Fees	11
Other Liabilities	160
Total Liabilities	17,953
Net Assets	$905,703
Net Assets Consist of:
Paid-in-Capital	$2,761,059
Total Accumulated Loss	(1,855,356)
Net Assets	$905,703
The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Discovery Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	September 30, 2023 (000)
CLASS I:
Net Assets	$294,703
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	23,780,124
Net Asset Value, Offering and Redemption Price Per Share	$12.39
CLASS A:
Net Assets	$422,575
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	50,243,969
Net Asset Value, Redemption Price Per Share	$8.41
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.47
Maximum Offering Price Per Share	$8.88
CLASS L:
Net Assets	$4,197
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	664,760
Net Asset Value, Offering and Redemption Price Per Share	$6.31
CLASS C:
Net Assets	$13,434
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,756,731
Net Asset Value, Offering and Redemption Price Per Share	$7.65
CLASS R6:
Net Assets	$170,794
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	13,461,197
Net Asset Value, Offering and Redemption Price Per Share	$12.69
(1) Including: Securities on Loan, at Value:	$8,319

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Discovery Portfolio

Consolidated Statement of Operations	Year Ended September 30, 2023 (000)
Investment Income:
Income from Securities Loaned — Net	$2,522
Dividends from Securities of Unaffiliated Issuers	1,132
Dividends from Security of Affiliated Issuer (Note G)	965
Total Investment Income	4,619
Expenses:
Advisory Fees (Note B)	5,086
Shareholder Services Fees — Class A (Note D)	1,171
Distribution and Shareholder Services Fees — Class L (Note D)	33
Distribution and Shareholder Services Fees — Class C (Note D)	144
Sub Transfer Agency Fees — Class I	289
Sub Transfer Agency Fees — Class A	511
Sub Transfer Agency Fees — Class L	2
Sub Transfer Agency Fees — Class C	18
Administration Fees (Note C)	814
Registration Fees	233
Professional Fees	189
Transfer Agency Fees — Class I (Note E)	57
Transfer Agency Fees — Class A (Note E)	67
Transfer Agency Fees — Class L (Note E)	5
Transfer Agency Fees — Class C (Note E)	4
Transfer Agency Fees — Class R6 (Note E)	5
Shareholder Reporting Fees	101
Custodian Fees (Note F)	40
Trustees' Fees and Expenses	24
Pricing Fees	2
Other Expenses	56
Total Expenses	8,851
Rebate from Morgan Stanley Affiliate (Note G)	(44)
Net Expenses	8,807
Net Investment Loss	(4,188)
Realized Gain (Loss):
Investments Sold	(414,552)
Foreign Currency Translation	55
Net Realized Loss	(414,497)
Change in Unrealized Appreciation (Depreciation):
Investments	425,599
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	425,599
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	11,102
Net Increase in Net Assets Resulting from Operations	$6,914

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Discovery Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended September 30, 2023 (000)	Year Ended September 30, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(4,188)	$(16,791)
Net Realized Loss	(414,497)	(1,135,087)
Net Change in Unrealized Appreciation (Depreciation)	425,599	(1,012,312)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,914	(2,164,190)
Dividends and Distributions to Shareholders:
Class I	—	(386,320)
Class A	—	(575,714)
Class L	—	(5,061)
Class C	—	(19,087)
Class R6*	—	(129,368)
Total Dividends and Distributions to Shareholders	—	(1,115,550)
Capital Share Transactions:(1)
Class I:
Subscribed	152,228	400,574
Distributions Reinvested	—	377,934
Redeemed	(265,963)	(865,913)
Class A:
Subscribed	49,603	203,921
Distributions Reinvested	—	568,915
Redeemed	(163,974)	(639,762)
Class L:
Exchanged	169	59
Distributions Reinvested	—	4,989
Redeemed	(745)	(1,076)
Class C:
Subscribed	1,835	5,755
Distributions Reinvested	—	17,813
Redeemed	(3,933)	(18,434)
Class R6:*
Subscribed	43,751	126,508
Distributions Reinvested	—	117,594
Redeemed	(73,023)	(145,532)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(260,052)	153,345
Total Decrease in Net Assets	(253,138)	(3,126,395)
Net Assets:
Beginning of Period	1,158,841	4,285,236
End of Period	$905,703	$1,158,841

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Discovery Portfolio

Consolidated Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2023 (000)	Year Ended September 30, 2022 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	12,843	19,793
Shares Issued on Distributions Reinvested	—	13,059
Shares Redeemed	(23,578)	(39,274)
Net Decrease in Class I Shares Outstanding	(10,735)	(6,422)
Class A:
Shares Subscribed	6,070	12,433
Shares Issued on Distributions Reinvested	—	28,820
Shares Redeemed	(20,113)	(37,499)
Net Increase (Decrease) in Class A Shares Outstanding	(14,043)	3,754
Class L:
Shares Exchanged	27	5
Shares Issued on Distributions Reinvested	—	333
Shares Redeemed	(122)	(88)
Net Increase (Decrease) in Class L Shares Outstanding	(95)	250
Class C:
Shares Subscribed	250	362
Shares Issued on Distributions Reinvested	—	979
Shares Redeemed	(536)	(1,263)
Net Increase (Decrease) in Class C Shares Outstanding	(286)	78
Class R6:*
Shares Subscribed	3,573	5,864
Shares Issued on Distributions Reinvested	—	3,977
Shares Redeemed	(5,902)	(6,884)
Net Increase (Decrease) in Class R6 Shares Outstanding	(2,329)	2,957

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

The accompanying notes are an integral part of the consolidated financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Financial Highlights

Discovery Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$12.06		$42.00		$38.19		$19.92		$23.30
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.03)		(0.14)		(0.24)		(0.15)		(0.05)
Net Realized and Unrealized Gain (Loss)	0.36		(19.69)		7.35		20.73		0.35
Total from Investment Operations	0.33		(19.83)		7.11		20.58		0.30
Distributions from and/or in Excess of:
Net Realized Gain	—		(10.11)		(3.30)		(2.31)		(3.68)
Net Asset Value, End of Period	$12.39		$12.06		$42.00		$38.19		$19.92
Total Return(3)	2.74%		(61.26)%		18.36%		115.34%		4.71%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$294,703		$416,283		$1,719,520		$1,282,828		$374,736
Ratio of Expenses Before Expense Limitation	0.74%		0.77%		N/A		0.74%		0.74%
Ratio of Expenses After Expense Limitation	0.74	%(4)	0.77	%(4)	0.72	%(4)	0.73	%(4)	0.73	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		0.72	%(4)	0.73	%(4)	0.73	%(4)
Ratio of Net Investment Loss	(0.28	)%(4)	(0.58	)%(4)	(0.54	)%(4)	(0.57	)%(4)	(0.27	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.01%		0.01%
Portfolio Turnover Rate	51%		67%		115%		65%		116%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Financial Highlights

Discovery Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$8.21		$32.12		$29.92		$16.12		$19.71
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.05)		(0.14)		(0.27)		(0.17)		(0.09)
Net Realized and Unrealized Gain (Loss)	0.25		(13.66)		5.77		16.28		0.18
Total from Investment Operations	0.20		(13.80)		5.50		16.11		0.09
Distributions from and/or in Excess of:
Net Realized Gain	—		(10.11)		(3.30)		(2.31)		(3.68)
Net Asset Value, End of Period	$8.41		$8.21		$32.12		$29.92		$16.12
Total Return(3)	2.44%		(61.35)%		18.02%		114.87%		4.40%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$422,575		$527,685		$1,944,335		$1,403,660		$403,285
Ratio of Expenses Before Expense Limitation	1.02%		1.03%		N/A		1.01%		1.00%
Ratio of Expenses After Expense Limitation	1.01	%(4)	1.03	%(4)	1.00	%(4)	1.00	%(4)	0.99	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		1.00	%(4)	1.00	%(4)	0.99	%(4)
Ratio of Net Investment Loss	(0.56	)%(4)	(0.85	)%(4)	(0.81	)%(4)	(0.82	)%(4)	(0.52	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.01%		0.01%
Portfolio Turnover Rate	51%		67%		115%		65%		116%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Financial Highlights

Discovery Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$6.20		$27.00		$25.69		$14.21		$17.96
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.07)		(0.16)		(0.36)		(0.21)		(0.15)
Net Realized and Unrealized Gain (Loss)	0.18		(10.53)		4.97		14.00		0.08
Total from Investment Operations	0.11		(10.69)		4.61		13.79		(0.07)
Distributions from and/or in Excess of:
Net Realized Gain	—		(10.11)		(3.30)		(2.31)		(3.68)
Net Asset Value, End of Period	$6.31		$6.20		$27.00		$25.69		$14.21
Total Return(3)	1.77%		(61.52)%		17.48%		113.70%		3.90%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,197		$4,704		$13,762		$14,173		$8,124
Ratio of Expenses Before Expense Limitation	1.56%		1.51%		N/A		1.50%		1.51%
Ratio of Expenses After Expense Limitation	1.55	%(4)	1.51	%(4)	1.44	%(4)	1.49	%(4)	1.50	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		1.44	%(4)	1.49	%(4)	1.50	%(4)
Ratio of Net Investment Loss	(1.10	)%(4)	(1.33	)%(4)	(1.26	)%(4)	(1.27	)%(4)	(1.06	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.01%		0.01%
Portfolio Turnover Rate	51%		67%		115%		65%		116%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Financial Highlights

Discovery Portfolio

	Class C
	Year Ended September 30,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$7.52		$30.51		$28.74		$15.67		$19.42
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.10)		(0.24)		(0.49)		(0.32)		(0.22)
Net Realized and Unrealized Gain (Loss)	0.23		(12.64)		5.56		15.70		0.15
Total from Investment Operations	0.13		(12.88)		5.07		15.38		(0.07)
Distributions from and/or in Excess of:
Net Realized Gain	—		(10.11)		(3.30)		(2.31)		(3.68)
Net Asset Value, End of Period	$7.65		$7.52		$30.51		$28.74		$15.67
Total Return(3)	1.73%		(61.66)%		17.21%		113.21%		3.55%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$13,434		$15,363		$59,936		$33,781		$6,518
Ratio of Expenses Before Expense Limitation	1.80%		1.77%		N/A		1.75%		1.84%
Ratio of Expenses After Expense Limitation	1.79	%(4)	1.77	%(4)	1.71	%(4)	1.74	%(4)	1.83	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		1.71	%(4)	1.74	%(4)	1.83	%(4)
Ratio of Net Investment Loss	(1.34	)%(4)	(1.59	)%(4)	(1.52	)%(4)	(1.59	)%(4)	(1.32	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.01%		0.01%
Portfolio Turnover Rate	51%		67%		115%		65%		116%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Financial Highlights

Discovery Portfolio

	Class R6(1)
	Year Ended September 30,
Selected Per Share Data and Ratios	2023		2022		2021		2020(2)		2019(2)
Net Asset Value, Beginning of Period	$12.34		$42.67		$38.72		$20.15		$23.50
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.02)		(0.10)		(0.19)		(0.12)		(0.04)
Net Realized and Unrealized Gain (Loss)	0.37		(20.12)		7.44		21.00		0.37
Total from Investment Operations	0.35		(20.22)		7.25		20.88		0.33
Distributions from and/or in Excess of:
Net Realized Gain	—		(10.11)		(3.30)		(2.31)		(3.68)
Net Asset Value, End of Period	$12.69		$12.34		$42.67		$38.72		$20.15
Total Return(4)	2.84%		(61.20)%		18.47%		115.65%		4.77%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$170,794		$194,806		$547,683		$354,067		$130,653
Ratio of Expenses Before Expense Limitation	0.65%		0.64%		N/A		0.64%		0.64%
Ratio of Expenses After Expense Limitation	0.64	%(5)	0.64	%(5)	0.61	%(5)	0.63	%(5)	0.63	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		0.61	%(5)	0.63	%(5)	0.63	%(5)
Ratio of Net Investment Loss	(0.19	)%(5)	(0.45	)%(5)	(0.42	)%(5)	(0.44	)%(5)	(0.18	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.01%		0.01%
Portfolio Turnover Rate	51%		67%		115%		65%		116%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). All Funds are considered diversified for purposes of the Act.

The Trust applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC"). In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Consolidated Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying consolidated financial statements relate to the Discovery Portfolio. The Fund seeks long-term capital growth. The Fund has issued five classes of shares — Class I, Class A, Class L, Class C and Class R6. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

The Fund has suspended offering Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Discovery Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of September 30, 2023, the Subsidiary represented approximately $18,058,000 or approximately 1.99% of the total net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

In June 2022, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions ("ASU 2022-03"), which clarifies the guidance in ASC Topic No. 820 on the fair value measurement of an equity security that is subject to a contractual sale restriction and introduces new disclosures related to such equity security. ASU 2022-03 clarifies that a contractual sale restriction prohibiting the sale of an equity security is a characteristic of the reporting entity holding the equity security and is not included in the equity security's unit of account. Accordingly, an entity should not consider the contractual sale restriction when measuring the equity security's fair value (i.e., the entity should not apply a discount related to the contractual sale restriction, as stated in ASC 820-10-35-36B as amended by ASU 2022-03). In addition, ASU 2022-03 prohibits an entity from recognizing a contractual sale restriction as a separate unit of account. The new guidance is effective for public companies with annual reporting periods in fiscal years beginning after December 15, 2023, and interim periods in the following year, with early adoption permitted. At this time, management is currently evaluating the impact of ASU 2022-03.

19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Consolidated Financial Statements (cont'd)

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) fixed income securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (5) when market quotations are not readily available as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (6) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Trustees have designated the Trust's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Consolidated Financial Statements (cont'd)

2.  Fair Value Measurement: FASB ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Biotechnology	$19,405	$—	$—	$19,405
Broadline Retail	65,001	—	—	65,001
Chemicals	3,806	—	—	3,806
Entertainment	41,517	—	—	41,517
Financial Services	86,716	23,118	—	109,834
Ground Transportation	18,766	—	—	18,766
Health Care Equipment & Supplies	7,200	—	—	7,200
Health Care Providers & Services	47,126	—	—	47,126
Health Care Technology	12,591	—	—	12,591
Hotels, Restaurants & Leisure	58,286	—	—	58,286
Information Technology Services	96,216	—	—	96,216
Interactive Media & Services	935	—	—	935
Leisure Products	14,310	—	—	14,310
Life Sciences Tools & Services	12,033	—	—	12,033
Media	66,685	—	—	66,685
Pharmaceuticals	41,859	—	—	41,859
Semiconductors & Semiconductor Equipment	915	—	—	915
Software	164,876	—	—	164,876
Specialty Retail	61,814	—	—	61,814
Total Common Stocks	820,057	23,118	—	843,175
Preferred Stock
Software	—	—	31,817	31,817
Investment Company	15,083	—	—	15,083
Warrants	44	—	—	44
Call Options Purchased	—	3,037	—	3,037
Short-Term Investments
Investment Company	25,687	—	—	25,687
Repurchase Agreements	—	1,553	—	1,553
Total Short-Term Investments	25,687	1,553	—	27,240
Total	$860,871	$27,708	$31,817	$920,396

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Consolidated Financial Statements (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Stock (000)
Beginning Balance	$25,782
Purchases	—
Sales	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	6,035
Realized gains (losses)	—
Ending Balance	$31,817
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2023	$6,035

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2023:

	Fair Value at September 30, 2023 (000)	Valuation Technique	Unobservable Input	Amount*	Impact to Valuation from an Increase in Input**
Preferred Stock	$31,817	Market Transaction Method	Precedent Transaction	$73.50	Increase

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Consolidated Financial Statements (cont'd)

period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Consolidated Financial Statements (cont'd)

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency ex-change risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund writes an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2023:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$3,037	(a)

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2023 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(5,003	)(a)

(a) Amounts are included in Realized Gain (Loss) on Investments Sold in the Consolidated Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(2,865	)(a)

(a) Amounts are included in Change in Unrealized Appreciation (Depreciation) on Investments in the Consolidated Statement of Operations.

At September 30, 2023, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives	Assets(b) (000)		Liabilities(b) (000)
Purchased Options	$3,037	(a)	$—

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(b) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Consolidated Financial Statements (cont'd)

Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2023:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities(a) (000)		Financial Instrument (000)	Collateral Received(b) (000)		Net Amount (not less than $0) (000)
Goldman Sachs International	$—	@	$—	$	(— @)	$0
JPMorgan Chase Bank NA	1,863		—		(1,863)	0
Standard Chartered Bank	1,174		—		(1,174)	0
Total	$3,037		$—		$(3,037)	$0

@ Value is less than $500.

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(b) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended September 30, 2023, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	804,974,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Consolidated Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Consolidated Financial Statements (cont'd)

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2023:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Gross Asset Amount Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$8,319	(a)	$—	$(8,319	)(b)(c)	$0

(a) Represents market value of loaned securities at year end.

(b) The Fund received cash collateral of approximately $8,591,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Consolidated Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $392,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Consolidated Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowings.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of September 30, 2023:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 Days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$8,591	$—	$—	$—	$8,591
Total Borrowings	$8,591	$—	$—	$—	$8,591
Gross amount of recognized liabilities for securities lending transactions					$8,591

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Consolidated Portfolio of Investments.

8.  Indemnifications: The Trust enters into contracts that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Consolidated Financial Statements (cont'd)

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.50% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.65% for Class L shares, 1.90% for Class C shares and 0.73% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect for the year ended September 30, 2023.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Trust pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended September 30, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Statement of Operations, amounted to approximately $8,000.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Consolidated Financial Statements (cont'd)

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $517,777,000 and $786,998,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended ended September 30, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2023, advisory fees paid were reduced by approximately $44,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2023 is as follows:

Affiliated Investment Company	Value September 30, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$55,890	$427,087	$457,290	$965
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2023 (000)
Liquidity Funds	$—	$—	$25,687

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended September 30, 2023, included in "Trustees' Fees and Expenses" in the Consolidated Statement of Operations amounted to approximately $2,000. At September 30, 2023, the Fund had an accrued pension liability of approximately $37,000, which is reflected as "Payable for Trustees' Fees and Expenses" in the Consolidated Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a RIC and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2023 remains subject to examination by taxing authorities.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Consolidated Financial Statements (cont'd)

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$—	$354,635	$760,915

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a net operating loss, resulted in the following reclassifications among the components of net assets at September 30, 2023.

Total Accumulated Loss (000)	Paid-in- Capital (000)
$32,372	$(32,372)

At September 30, 2023, the Fund had no distributable earnings on a tax basis.

At September 30, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $562,626,000 and $867,366,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended September 30, 2023, the Fund intends to defer to October 1, 2023 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$8,304	$—

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the twelve months ended September 30, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 61.0%.

K. Market Risk and Risks Relating to Certain Financial Instruments:

Bitcoin: The Fund may have exposure to cryptocurrencies indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Consolidated Financial Statements (cont'd)

GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

Market: An investment in the Fund is based on the values of the Fund's investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, adversely affect and increase the volatility of the Fund's share price and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Discovery Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Discovery Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the consolidated portfolio of investments, as of September 30, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 27, 2023

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2022, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was acceptable and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im. or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

U.S. Customer Privacy Notice (unaudited)   April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Trustee	Since February 2022	Chief Executive Officer, Asset Management Division, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	87

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	87

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Joseph K. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	87	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	Trustee (since January 2022) and Treasurer (since January 2023), Nutley Family Service Bureau, Inc.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2022) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustees at any time during the past five years.

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Trustees and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

43

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

44

(This page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2023 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTMCGANN
6045085 EXP 11.30.24

Morgan Stanley Institutional Fund Trust

Dynamic Value Portfolio

Annual Report

September 30, 2023

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	27
Investment Advisory Agreement Approval	28
Liquidity Risk Management Program	30
Federal Income Tax	31
Important Notices	32
U.S. Customer Privacy Notice	33
Trustees and Officers Information	36

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Dynamic Value Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2023

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Expense Example (unaudited)

Dynamic Value Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/23	Actual Ending Account Value 9/30/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Dynamic Value Portfolio Class I	$1,000.00	$1,020.90	$1,022.21	$2.89	$2.89	0.57%
Dynamic Value Portfolio Class A	1,000.00	1,019.00	1,020.51	4.61	4.61	0.91
Dynamic Value Portfolio Class C	1,000.00	1,015.10	1,016.80	8.34	8.34	1.65
Dynamic Value Portfolio Class R6	1,000.00	1,020.90	1,022.61	2.48	2.48	0.49

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Overview (unaudited)

Dynamic Value Portfolio

The Fund seeks capital appreciation.

Performance

For the fiscal year ended September 30, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 14.30%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the Russell 1000® Value Index (the "Index"), which returned 14.44%.

Factors Affecting Performance

•  During the period under review, the portfolio held an average overweight in a basket of Value stocks and underweight in a basket of Anti-Value stocks.(i) Value underperformed Growth (which shares characteristics with our Anti-Value portfolio of stocks) over this time period, with the Russell 1000® Value Index increasing +14.4%, and the Russell 1000® Growth Index returning +27.7%.(ii)

•  The portfolio's dynamic overweight in a portfolio of Value stocks and underweight in a portfolio of Anti-Value stocks contributed to performance during the period whereas security selection versus the benchmark detracted from performance.

•  Increasingly oversold sentiment and extremely bearish positioning caused markets to bottom at the start of the period, setting equity markets up for a reversal of the preceding bear market. As several economic reports highlighted a more resilient economy than expected, investors started to abandon their expectations of an inevitable recession and turned optimistic that a soft landing might still be achieved in the U.S. and globally. Although significant turmoil in the U.S. regional banking sector caused the equity market to give back some its gains in March 2023, the rally resumed in May 2023 after reports of soaring demand for artificial intelligence (AI)

semiconductors, which sparked investors' excitement surrounding AI's potential to increase economic productivity. The market rally cooled off again over the summer through the end of the reporting period as investors worried that central banks might be forced to keep policy rates higher for longer in response to a stronger-than-expected economy, thereby increasing the odds of tipping the economy into recession.

•  Within equities (MSCI All Country World Index), technology-heavy sectors such as information technology (+34.7%), communication services (+27.6%) and consumer discretionary (+15.4%) saw the biggest gains, while defensive sectors such as utilities (–2.7%) and staples (+5.9%) lagged. Within developed markets, the U.S. (S&P 500 Index +21.6%) underperformed Europe and Japan (MSCI Europe Index +28.8%, MSCI Japan Index +25.9%), supported by a weaker U.S. dollar, falling energy prices helping to avert a recession in Europe, and the era of deflation coming to an end in Japan.(iii)

•  In light of stickier-than-expected core inflation readings across developed market countries, investors increased their bets that the Federal Reserve (Fed) and the European Central Bank (ECB) would be forced to raise rates higher and keep them there for longer. After completing 225 basis points (bps)(iv) and 325 bps of rate hikes, respectively, during the 12-month period, both the Fed and the ECB signaled a likely pause at current levels but left the door open for potential further rate hikes should inflation not progress toward target (2%) as planned.

Management Strategies

•  Following the recent signals of a more resilient economy, the consensus has shifted toward accepting a soft-landing scenario as its new base case, suggesting hopes for the start of a new bull

(i)  The Global Multi-Asset (GMA) Team identifies Value as the cheapest 20% and Anti-Value as the most expensive 20% of stocks for each industry group within the Russell 1000® Index universe based on six valuation metrics, including forward price-to-earnings (P/E) ratio and free cash flow yield.

(ii)  The Russell 1000® Growth Index is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not include any expenses, fees or sales charges. It is not possible to invest directly in an index.

(iii)  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The S&P 500® Index measures the performance of the large-cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The S&P Index is one of the most widely used benchmarks of U.S. equity performance. The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. The MSCI Japan Index is a free-floated adjusted market capitalization weighted index that is designed to track the equity market performance of Japanese securities listed on the Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the MSCI indexes are listed in U.S. dollars and assume reinvestment of net dividends.

(iv)  One basis point = 0.01%

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Overview (unaudited) (cont'd)

Dynamic Value Portfolio

market. We disagree with this narrative and continue to anticipate a near-term recession. We believe that the Fed has only recently achieved a tight monetary policy setting, which will take a few more months to impact the real economy. Additionally, household excess savings have fallen from a high of $2.1 trillion during the pandemic to just $0.7 trillion and are likely to run out by year-end.(v) These factors in combination with extreme valuations in U.S. markets make it unlikely, in our view, that a new bull market is underway as bull markets generally start at the beginning of economic expansions at depressed valuations.

•  However, we do believe that Value's structural bull market remains intact and are convinced that Value is likely to outperform Anti-Value over the next several years. Recently, positive trends have been re-established, and we are maintaining trading discipline in a theme we believe has very attractive return potential. In the U.S., Value has outperformed Anti-Value (i.e., the most expensive quintile of stocks) by +71% since its low in April 2020.(vi) Nonetheless, Value remains nearly as cheap as in late 2000 and continues to look attractive relative to Anti-Value. On our composite measure of valuation, relative to Anti-Value, Value stocks trade at a 74% discount to fair value compared to a 58% discount historically.(vii) Despite the recent outperformance, Value stocks still trade at only 9x forward earnings, with Anti-Value stocks at 31x.(vii) The likely drivers toward normalization continue to be above-target inflation and higher interest rates, which we believe could be favorable for Value stocks' fundamentals as well as their valuations relative to longer-duration Anti-Value stocks.

(v)  Source: MSIM Global Multi-Asset Team analysis, FactSet, Haver Analytics as of August 25, 2023.

(vi)  The index performance is provided for illustrative purposes only and is not meant to depict the performance of a specific investment. Past performance is no guarantee of future results.

(vii)  Source: FactSet, MSIM Global Multi-Asset Team analysis.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Overview (unaudited) (cont'd)

Dynamic Value Portfolio

*  Minimum Investment

**  Commenced operations on March 19, 2021.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class C and Class R6 shares will vary from the performance of Class I shares and will be negatively impacted and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the Russell 1000® Value Index(1) and the Lipper Mid-Cap Value Funds Index(2)

	Period Ended September 30, 2023 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	14.30%	—	—	4.08%
Fund — Class A Shares w/o sales charges(4)	13.96	—	—	3.68
Fund — Class A Shares with maximum 5.25% sales charges(4)	7.98	—	—	1.52
Fund — Class C Shares w/o sales charges(4)	13.31	—	—	3.02
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	12.31	—	—	3.02
Fund — Class R6 Shares w/o sales charges(4)	14.43	—	—	4.09
Russell 1000® Value Index	14.44	—	—	2.56
Lipper Mid-Cap Value Funds Index	15.32	—	—	2.14

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses. The Fund returns are calculated based on the net asset value as of the last business day of the period.

(1)  The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected and historical growth rates. The Russell 1000® Index measures the performance of the largest 1000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Mid-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Mid-Cap Value Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on March 19, 2021.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments

Dynamic Value Portfolio

	Shares	Value (000)
Common Stocks (95.1%)
Aerospace & Defense (1.0%)
Huntington Ingalls Industries, Inc.	2,549	$521
Textron, Inc.	8,675	678
		1,199
Automobile Components (0.4%)
Phinia, Inc. (a)	16,370	439
Automobiles (0.7%)
Ford Motor Co.	34,588	429
General Motors Co.	12,609	416
		845
Banks (5.1%)
Citizens Financial Group, Inc.	30,843	827
Comerica, Inc.	19,051	792
KeyCorp	82,662	889
New York Community Bancorp, Inc.	82,323	933
Popular, Inc.	14,482	912
Western Alliance Bancorp	19,906	915
Zions Bancorp NA	27,044	944
		6,212
Biotechnology (2.0%)
Biogen, Inc. (a)	3,156	811
Gilead Sciences, Inc.	10,791	809
United Therapeutics Corp. (a)	3,418	772
		2,392
Broadline Retail (0.4%)
Macy's, Inc.	19,397	225
Nordstrom, Inc.	14,760	221
		446
Building Products (0.9%)
Builders FirstSource, Inc. (a)	4,120	513
Owens Corning	4,460	608
		1,121
Capital Markets (3.3%)
Affiliated Managers Group, Inc.	4,583	597
Bank of New York Mellon Corp.	16,405	700
Invesco Ltd.	43,998	639
State Street Corp.	10,446	699
Stifel Financial Corp.	11,412	701
Virtu Financial, Inc., Class A	40,125	693
		4,029
Chemicals (1.7%)
LyondellBasell Industries NV, Class A	5,976	566
Mosaic Co.	14,067	501
Olin Corp.	10,034	502
Westlake Corp.	4,238	528
		2,097
Construction & Engineering (0.4%)
MDU Resources Group, Inc.	26,614	521
	Shares	Value (000)
Consumer Finance (3.1%)
Ally Financial, Inc.	25,370	$677
Capital One Financial Corp.	6,436	624
Discover Financial Services	6,854	594
OneMain Holdings, Inc.	15,359	616
SLM Corp. (a)	44,626	608
Synchrony Financial	20,921	639
		3,758
Consumer Staples Distribution & Retail (1.5%)
Kroger Co.	14,327	641
Performance Food Group Co. (a)	11,266	663
Walgreens Boots Alliance, Inc.	22,687	505
		1,809
Containers & Packaging (1.9%)
Berry Global Group, Inc.	8,341	517
Graphic Packaging Holding Co.	23,176	516
International Paper Co.	16,666	591
Westrock Co.	17,486	626
		2,250
Diversified Consumer Services (0.7%)
ADT, Inc.	57,288	344
H&R Block, Inc.	10,917	470
		814
Diversified REITs (0.9%)
Starwood Property Trust, Inc. REIT	36,233	701
WP Carey, Inc. REIT	7,608	412
		1,113
Diversified Telecommunication Services (1.3%)
AT&T, Inc.	108,044	1,623
Electric Utilities (2.9%)
Evergy, Inc.	12,282	623
Hawaiian Electric Industries, Inc.	19,135	236
OGE Energy Corp. (a)	20,524	684
PG&E Corp. (a)	42,107	679
Pinnacle West Capital Corp.	8,795	648
PPL Corp.	26,960	635
		3,505
Electrical Equipment (1.4%)
Acuity Brands, Inc.	3,625	617
Regal Beloit Corp. (a)	3,814	545
Sensata Technologies Holding PLC	13,612	515
		1,677
Electronic Equipment, Instruments & Components (1.8%)
Arrow Electronics, Inc. (a)	3,859	483
Avnet, Inc.	11,271	543
Jabil, Inc.	4,814	611
TD Synnex Corp.	5,475	547
		2,184

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

Dynamic Value Portfolio

	Shares	Value (000)
Entertainment (0.2%)
Liberty Media Corp.-Liberty Live, Class A (a)	3,961	$126
Liberty Media Corp.-Liberty Live, Class C (a)	3,976	128
		254
Financial Services (1.8%)
Corebridge Financial, Inc.	38,546	761
MGIC Investment Corp.	44,180	738
New Residential Investment Corp. REIT	72,435	673
		2,172
Food Products (4.1%)
Archer-Daniels-Midland Co.	8,810	664
Bunge Ltd.	6,879	745
Conagra Brands, Inc.	22,373	613
Kraft Heinz Co.	20,427	687
Post Holdings, Inc. (a)	8,631	740
Seaboard Corp.	208	781
Tyson Foods, Inc., Class A	13,856	700
		4,930
Gas Utilities (0.6%)
National Fuel Gas Co. (a)	14,519	754
Ground Transportation (1.7%)
Hertz Global Holdings, Inc. (a)	31,164	382
Ryder System, Inc.	6,155	658
U-Haul Holding Co.	18,636	996
		2,036
Health Care REITs (0.2%)
Medical Properties Trust, Inc. REIT	53,224	290
Health Care Equipment & Supplies (0.9%)
Integra LifeSciences Holdings Corp. (a)	14,777	564
QuidelOrtho Corp. (a)	7,610	556
		1,120
Health Care Providers & Services (5.0%)
Centene Corp. (a)	9,562	658
Cigna Group	2,293	656
CVS Health Corp.	8,851	618
DaVita, Inc. (a)	6,566	621
Elevance Health, Inc.	1,409	613
Henry Schein, Inc. (a)	8,401	624
Laboratory Corp. of America Holdings	3,048	613
Premier, Inc., Class A	24,418	525
Tenet Healthcare Corp. (a)	8,724	575
Universal Health Services, Inc., Class B	4,500	566
		6,069
Hotel & Resort REITs (0.9%)
Host Hotels & Resorts, Inc. REIT	31,666	509
Park Hotels & Resorts, Inc. REIT	42,592	525
		1,034
Hotels, Restaurants & Leisure (1.4%)
Boyd Gaming Corp. (a)	5,050	307
Caesars Entertainment, Inc. (a)	6,228	289
Marriott Vacations Worldwide Corp.	2,819	284
	Shares	Value (000)
MGM Resorts International	7,342	$270
Penn Entertainment, Inc. (a)	11,700	268
Travel & Leisure Co.	8,778	322
		1,740
Household Durables (1.4%)
Lennar Corp., Class B	3,250	332
Mohawk Industries, Inc. (a)	3,344	287
Newell Brands, Inc.	37,615	340
PulteGroup, Inc.	4,539	336
Toll Brothers, Inc.	4,697	347
		1,642
Household Products (0.8%)
Reynolds Consumer Products, Inc.	37,566	963
Independent Power & Renewable Electricity Producers (0.7%)
Vistra Corp.	26,586	882
Industrial Conglomerates (0.4%)
3M Co.	5,313	497
Information Technology Services (2.6%)
Accenture PLC, Class A	1,126	346
Akamai Technologies, Inc. (a)	3,809	406
Amdocs Ltd.	3,729	315
Cognizant Technology Solutions Corp., Class A	5,245	355
DXC Technology Co. (a)	12,526	261
EPAM Systems, Inc. (a)	1,494	382
GoDaddy, Inc., Class A (a)	4,728	352
International Business Machines Corp.	2,543	357
Kyndryl Holdings, Inc. (a)	27,309	412
		3,186
Insurance (3.9%)
American International Group, Inc.	9,812	595
CNA Financial Corp.	15,145	596
Fidelity National Financial, Inc.	15,517	641
Hartford Financial Services Group, Inc.	7,920	562
Loews Corp.	9,667	612
Principal Financial Group, Inc.	7,079	510
Reinsurance Group of America, Inc. (a)	4,133	600
Unum Group	12,084	594
		4,710
Life Sciences Tools & Services (0.6%)
Fortrea Holdings, Inc. (a)	24,604	703
Machinery (3.4%)
Agco Corp.	4,259	504
Allison Transmission Holdings, Inc.	10,073	595
CNH Industrial NV	37,481	453
Cummins, Inc.	2,281	521
Gates Industrial Corp. PLC (a)	43,659	507
PACCAR, Inc.	6,926	589
The Middleby Corp. (a)	4,014	514
Timken Co.	6,411	471
		4,154

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

Dynamic Value Portfolio

	Shares	Value (000)
Media (3.3%)
Charter Communications, Inc., Class A (a)	1,259	$554
Comcast Corp., Class A	11,603	514
DISH Network Corp., Class A (a)	65,758	385
Fox Corp., Class A	15,246	476
Fox Corp., Class B	16,241	469
Interpublic Group of Cos., Inc.	15,580	447
Liberty Media Corp.-Liberty SiriusXM, Class A (a)	15,850	403
Liberty Media Corp.-Liberty SiriusXM, Class C (a)	15,911	405
Nexstar Media Group, Inc., Class A	2,768	397
		4,050
Metals & Mining (1.5%)
Cleveland-Cliffs, Inc. (a)	32,178	503
Steel Dynamics, Inc.	5,367	576
United States Steel Corp.	22,205	721
		1,800
Office REITs (1.6%)
Boston Properties, Inc. REIT	8,616	512
Cousins Properties, Inc. REIT	23,030	469
Highwoods Properties, Inc. REIT	21,648	446
Kilroy Realty Corp. REIT	16,252	514
		1,941
Oil, Gas & Consumable Fuels (7.4%)
EQT Corp.	29,649	1,203
HF Sinclair Corp.	23,150	1,318
Marathon Oil Corp.	45,000	1,204
Marathon Petroleum Corp.	9,036	1,367
Ovintiv, Inc.	27,341	1,301
Phillips 66	10,878	1,307
Valero Energy Corp.	9,244	1,310
		9,010
Passenger Airlines (0.7%)
American Airlines Group, Inc. (a)	33,107	424
Delta Air Lines, Inc.	12,210	452
		876
Personal Care Products (0.4%)
Olaplex Holdings, Inc. (a)	266,567	520
Pharmaceuticals (5.0%)
Bristol-Myers Squibb Co.	12,995	754
Elanco Animal Health, Inc. (a)	69,871	785
Jazz Pharmaceuticals PLC (a)	6,346	822
Organon & Co.	39,017	677
Perrigo Co. PLC	23,658	756
Pfizer, Inc.	22,261	739
Royalty Pharma PLC, Class A (United Kingdom)	27,021	733
Viatris, Inc.	79,707	786
		6,052
Professional Services (1.8%)
Concentrix Corp.	3,868	310
Dun & Bradstreet Holdings, Inc.	27,292	273
Jacobs Solutions, Inc.	2,603	355
Leidos Holdings, Inc.	3,584	330
	Shares	Value (000)
ManpowerGroup, Inc.	4,079	$299
Science Applications International Corp.	2,794	295
SS&C Technologies Holdings, Inc.	5,292	278
		2,140
Real Estate Management & Development (0.4%)
Jones Lang LaSalle, Inc. (a)	2,924	413
Residential REITs (0.4%)
Apartment Income Corp. REIT	15,455	474
Retail REITs (0.4%)
Spirit Realty Capital, Inc. REIT	13,274	445
Semiconductors & Semiconductor Equipment (3.1%)
Analog Devices, Inc.	3,650	639
Cirrus Logic, Inc. (a)	9,119	674
Microchip Technology, Inc.	7,859	613
MKS Instruments, Inc.	6,904	598
QUALCOMM, Inc.	5,708	634
Skyworks Solutions, Inc.	6,324	624
		3,782
Software (1.9%)
AppLovin Corp., Class A (a)	12,394	495
Dropbox, Inc., Class A (a)	13,291	362
Gen Digital, Inc.	18,309	324
Informatica, Inc. (a)	19,037	401
NCR Corp. (a)	13,208	356
Zoom Video Communications, Inc., Class A (a)	5,082	356
		2,294
Specialized REITs (0.4%)
EPR Properties REIT	12,412	516
Specialty Retail (1.5%)
Advance Auto Parts, Inc.	4,427	248
AutoNation, Inc. (a)	2,087	316
Lithia Motors, Inc., Class A	1,070	316
Penske Automotive Group, Inc.	1,906	319
Victoria's Secret & Co. (a)	16,448	274
Williams-Sonoma, Inc. (a)	2,427	377
		1,850
Tech Hardware, Storage & Peripherals (0.8%)
Hewlett Packard Enterprise Co.	30,920	537
HP, Inc.	16,465	423
		960
Textiles, Apparel & Luxury Goods (0.7%)
Capri Holdings, Ltd. (Virgin Islands, British) (a)	10,465	550
PVH Corp.	4,440	340
		890
Trading Companies & Distributors (1.8%)
Air Lease Corp.	13,890	547
Core & Main, Inc., Class A (a)	18,669	539
United Rentals, Inc.	1,297	577
WESCO International, Inc.	3,390	487
		2,150
Total Common Stocks (Cost $117,958)		115,333

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

Dynamic Value Portfolio

	Shares	Value (000)
Short-Term Investment (5.3%)
Investment Company (5.3%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $6,500)	6,500,414	$6,500
Total Investments (100.4%) (Cost $124,458) (b)(c)		121,833
Liabilities in Excess of Other Assets (–0.4%)		(506)
Net Assets (100.0%)		$121,327

(a)  Non-income producing security.

(b)  Securities are available for collateral in connection with purchase of swap agreements.

(c)  At September 30, 2023, the aggregate cost for federal income tax purposes is approximately $127,784,000. The aggregate gross unrealized appreciation is approximately $8,116,000 and the aggregate gross unrealized depreciation is approximately $15,032,000, resulting in net unrealized depreciation of approximately $6,916,000.

REIT  Real Estate Investment Trust.

Total Return Swap Agreements:

The Fund had the following total return swap agreements open at September 30, 2023:

Swap Counterparty	Index	Pay/Receive Total Return of Reference Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	JPM Russell 1000 Anti-Value Index††	Receive	SOFR + 0.15%	Quarterly	7/29/24	$19,184	$1,203	$—	$1,203
JPMorgan Chase Bank NA	JPM Russell 1000 Anti-Value Index††	Receive	SOFR + 0.15%	Quarterly	7/29/24	18,593	(57)	—	(57)
JPMorgan Chase Bank NA	JPM Russell 1000 Value Index††	Pay	SOFR + 0.15%	Quarterly	7/29/24	(6,459)	(532)	—	(532)
JPMorgan Chase Bank NA	JPM Russell 1000 Value Index††	Pay	SOFR + 0.15%	Quarterly	7/29/24	(19,624)	(1,461)	—	(1,461)
JPMorgan Chase Bank NA	JPM Russell 1000 Value Index††	Pay	SOFR + 0.15%	Quarterly	7/29/24	(18,425)	(118)	—	(118)
							$(965)	$—	$(965)

††  See tables below for details of the equity basket holdings underlying the swap.

The following table represents the equity basket holdings underlying the total return swap with JPM Russell 1000 Anti-Value Index as of September 30, 2023:

Security Description	Shares	Value (000)	Index Weight
JPM Russell 1000 Anti-Value Index
Affirm Holdings, Inc.	2,371	$50	0.65%
Allstate Corp.	384	43	0.55
Amazon.com, Inc.	329	42	0.54
Apellis Pharmaceuticals, Inc.	1,391	53	0.68
Aptargroup, Inc.	352	44	0.57
Arista Networks, Inc.	244	45	0.58
Arthur J Gallagher & Co.	193	44	0.57
Atlassian Corp., Class A	239	48	0.62
Axon Enterprise, Inc.	238	47	0.61
Baker Hughes Co.	1,189	42	0.54
Blackstone, Inc.	406	43	0.56
Celsius Holdings, Inc.	291	50	0.64
Security Description	Shares	Value (000)	Index Weight
JPM Russell 1000 Anti-Value Index (cont'd)
Ceridian Hcm Holding, Inc.	619	$42	0.54%
Costco Wholesale Corp.	75	42	0.55
Coupang, Inc.	2,503	43	0.55
Crowdstrike Holdings, Inc., Class A	280	47	0.60
Eli Lilly & Co.	93	50	0.64
Factset Research Systems, Inc.	97	42	0.55
First Citizens BancShares, Inc., Class A	31	42	0.54
Garmin Ltd.	400	42	0.54
Hess Corp.	288	44	0.57
Ionis Pharmaceuticals, Inc.	1,066	48	0.62
Kinsale Capital Group, Inc.	111	46	0.59
Lululemon Athletica, Inc.	112	43	0.56
Manhattan Associates, Inc.	220	43	0.56
Marsh & McLennan Companies, Inc.	220	42	0.54

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

Dynamic Value Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Russell 1000 Anti-Value Index (cont'd)
Mastercard, Inc., Class A	106	$42	0.54%
Mirati Therapeutics, Inc.	1,384	60	0.78
New Fortress Energy, Inc.	1,485	49	0.63
Old Dominion Freight Line	107	44	0.57
Pinterest, Inc., Class A	1,559	42	0.54
Roivant Sciences Ltd.	3,946	46	0.59
Ryan Specialty Holdings, Inc.	939	45	0.59
Saia, Inc.	106	42	0.55
Sarepta Therapeutics, Inc.	408	49	0.64
Schlumberger Ltd.	736	43	0.55
Siteone Landscape Supply, Inc.	255	42	0.54
Spotify Technology SA	302	47	0.60
Targa Resources Corp.	521	45	0.58
Technipfmc PLC	2,334	47	0.61
Texas Pacific Land Corp.	28	51	0.66
Tradeweb Markets, Inc., Class A	573	46	0.59
Veeva Systems, Inc., Class A	217	44	0.57
Verisk Analytics, Inc.	179	42	0.55
Vornado Realty Trust	2,043	46	0.60
Walmart, Inc.	267	43	0.55
Welltower, Inc.	512	42	0.54
Wingstop, Inc.	231	42	0.54
Yeti Holdings, Inc.	1,024	49	0.64
Zscaler, Inc.	274	43	0.55

The following table represents the equity basket holdings underlying the total return swap with JPM Russell 1000 Value Index as of September 30, 2023:

Security Description	Shares	Value (000)	Index Weight
JPM Russell 1000 Value Index
Ally Financial, Inc.	2,321	$62	0.64%
Archer-Daniels-Midland Co.	786	59	0.61
AT&T, Inc.	11,639	175	1.80
Bank Of New York Mellon Corp.	1,498	64	0.66
Biogen, Inc.	293	75	0.78
Bristol-Myers Squibb Co.	1,232	72	0.74
Bunge Ltd.	623	67	0.70
Cirrus Logic, Inc.	812	60	0.62
Citizens Financial Group, Inc.	3,129	84	0.87
Comerica, Inc.	1,934	80	0.83
Corebridge Financial, Inc.	3,500	69	0.71
Elanco Animal Health, Inc.	6,647	75	0.77
EQT Corp.	3,002	122	1.26
Fortrea Holdings, Inc.	2,327	67	0.69
Gilead Sciences, Inc.	1,016	76	0.79
HF Sinclair Corp.	2,374	135	1.39
Invesco Ltd.	4,034	59	0.60
Jazz Pharmaceuticals PLC	596	77	0.80
KeyCorp	8,382	90	0.93
Kraft Heinz Co.	1,843	62	0.64
Marathon Oil Corp.	4,575	122	1.26
Marathon Petroleum Corp.	923	140	1.44
MGIC Investment Corp.	4,020	67	0.69
National Fuel Gas Co.	1,311	68	0.70
New York Community Bancorp, Inc.	8,130	92	0.95
OGE Energy Corp.	1,866	62	0.64
Organon & Co.	3,629	63	0.65
Security Description	Shares	Value (000)	Index Weight
JPM Russell 1000 Value Index (cont'd)
Ovintiv, Inc.	2,787	$133	1.37%
P G & E Corp.	3,813	62	0.63
Perrigo Co. PLC	2,216	71	0.73
Pfizer, Inc.	2,115	70	0.72
Phillips 66	1,105	133	1.37
Pinnacle West Capital	802	59	0.61
Popular, Inc.	1,453	92	0.94
Post Holdings, Inc.	780	67	0.69
Reynolds Consumer Products, Inc.	3,746	96	0.99
Rithm Capital Corp.	6,612	61	0.63
Royalty Pharma PLC, Class A	2,522	68	0.71
Seaboard Corp.	19	71	0.73
Starwood Property Trust, Inc.	3,299	64	0.66
State Street Corp.	951	64	0.66
Stifel Financial Corp.	1,038	64	0.66
Tyson Foods, Inc., Class A	1,246	63	0.65
United Therapeutics Corp.	321	73	0.75
Valero Energy Corp.	950	135	1.39
Viatris, Inc.	7,552	74	0.77
Virtu Financial, Inc., Class A	3,633	63	0.65
Vistra Corp.	2,428	81	0.83
Western Alliance Bancorp	2,034	94	0.96
Zions Bancorp	2,719	95	0.98

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	72.2%
Oil, Gas & Consumable Fuels	7.4
Investment Company	5.3
Banks	5.1
Health Care Providers & Services	5.0
Pharmaceuticals	5.0
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open swap agreements with net unrealized depreciation of approximately $965,000.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Dynamic Value Portfolio

Statement of Assets and Liabilities	September 30, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $117,958)	$115,333
Investment in Security of Affiliated Issuer, at Value (Cost $6,500)	6,500
Total Investments in Securities, at Value (Cost $124,458)	121,833
Unrealized Appreciation on Swap Agreements	1,203
Due from Broker	780
Dividends Receivable	171
Receivable from Affiliate	33
Other Assets	44
Total Assets	124,064
Liabilities:
Unrealized Depreciation on Swap Agreements	2,168
Payable to Bank	441
Payable for Professional Fees	66
Payable for Advisory Fees	15
Payable for Administration Fees	8
Payable for Custodian Fees	8
Payable for Sub Transfer Agency Fees — Class I	1
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class R6	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	30
Total Liabilities	2,737
Net Assets	$121,327
Net Assets Consist of:
Paid-in-Capital	$127,760
Total Accumulated Loss	(6,433)
Net Assets	$121,327
CLASS I:
Net Assets	$9,387
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	913,183
Net Asset Value, Offering and Redemption Price Per Share	$10.28
CLASS A:
Net Assets	$2,329
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	228,071
Net Asset Value, Redemption Price Per Share	$10.21
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.57
Maximum Offering Price Per Share	$10.78
CLASS C:
Net Assets	$247
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	24,464
Net Asset Value, Offering and Redemption Price Per Share	$10.08
CLASS R6:
Net Assets	$109,364
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	10,635,735
Net Asset Value, Offering and Redemption Price Per Share	$10.28

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Dynamic Value Portfolio

Statement of Operations	Year Ended September 30, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $3 of Foreign Taxes Withheld)	$3,254
Dividends from Security of Affiliated Issuer (Note G)	342
Total Investment Income	3,596
Expenses:
Advisory Fees (Note B)	423
Professional Fees	204
Administration Fees (Note C)	97
Registration Fees	73
Custodian Fees (Note F)	43
Shareholder Services Fees — Class A (Note D)	7
Distribution and Shareholder Services Fees — Class C (Note D)	12
Shareholder Reporting Fees	18
Pricing Fees	14
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class R6 (Note E)	3
Sub Transfer Agency Fees — Class I	4
Sub Transfer Agency Fees — Class A	3
Sub Transfer Agency Fees — Class C	1
Trustees' Fees and Expenses	8
Other Expenses	25
Total Expenses	944
Waiver of Advisory Fees (Note B)	(301)
Rebate from Morgan Stanley Affiliate (Note G)	(13)
Reimbursement of Class Specific Expenses — Class I (Note B)	(2)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(3)
Net Expenses	623
Net Investment Income	2,973
Realized Loss:
Investments Sold	(2,742)
Swap Agreements	(972)
Net Realized Loss	(3,714)
Change in Unrealized Appreciation (Depreciation):
Investments	14,695
Swap Agreements	775
Net Change in Unrealized Appreciation (Depreciation)	15,470
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	11,756
Net Increase in Net Assets Resulting from Operations	$14,729

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Dynamic Value Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2023 (000)	Year Ended September 30, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,973	$731
Net Realized Gain (Loss)	(3,714)	851
Net Change in Unrealized Appreciation (Depreciation)	15,470	(19,110)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,729	(17,528)
Dividends and Distributions to Shareholders:
Class I	(269)	(457)
Class A	(89)	(1)
Class C	(76)	(2)
Class R6*	(3,015)	(— @)
Total Dividends and Distributions to Shareholders	(3,449)	(460)
Capital Share Transactions:(1)
Class I:
Subscribed	2,201	292
Distributions Reinvested	269	457
Redeemed	(3,914)	(28)
Class A:
Subscribed	3,200	1,928
Distributions Reinvested	89	1
Redeemed	(2,328)	(338)
Class C:
Subscribed	935	3,417
Distributions Reinvested	76	2
Redeemed	(2,639)	(1,332)
Class R6:*
Subscribed	7,364	105,023
Distributions Reinvested	3,015	— @
Redeemed	(20)	(1)
Net Increase in Net Assets Resulting from Capital Share Transactions	8,248	109,421
Total Increase in Net Assets	19,528	91,433
Net Assets:
Beginning of Period	101,799	10,366
End of Period	$121,327	$101,799
(1) Capital Share Transactions:
Class I:
Shares Subscribed	202	27
Shares Issued on Distributions Reinvested	25	45
Shares Redeemed	(369)	(3)
Net Increase (Decrease) in Class I Shares Outstanding	(142)	69
Class A:
Shares Subscribed	301	180
Shares Issued on Distributions Reinvested	8	— @@
Shares Redeemed	(230)	(33)
Net Increase in Class A Shares Outstanding	79	147
Class C:
Shares Subscribed	92	318
Shares Issued on Distributions Reinvested	7	— @@
Shares Redeemed	(265)	(131)
Net Increase (Decrease) in Class C Shares Outstanding	(166)	187
Class R6:*
Shares Subscribed	743	9,609
Shares Issued on Distributions Reinvested	285	— @@
Shares Redeemed	(2)	(— @@)
Net Increase in Class R6 Shares Outstanding	1,026	9,609

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Financial Highlights

Dynamic Value Portfolio

	Class I
	Year Ended September 30,				Period from March 19, 2021(1) to
Selected Per Share Data and Ratios	2023		2022		September 30, 2021
Net Asset Value, Beginning of Period	$9.26		$10.44		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.26		0.22		0.11
Net Realized and Unrealized Gain (Loss)	1.07		(0.94)		0.33
Total from Investment Operations	1.33		(0.72)		0.44
Distributions from and/or in Excess of:
Net Investment Income	(0.30)		(0.17)		—
Net Realized Gain	(0.01)		(0.29)		—
Total Distributions	(0.31)		(0.46)		—
Net Asset Value, End of Period	$10.28		$9.26		$10.44
Total Return(3)	14.30%		(7.26)%		4.40	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,387		$9,763		$10,295
Ratio of Expenses Before Expense Limitation	0.82%		1.51%		6.44	%(5)
Ratio of Expenses After Expense Limitation	0.54	%(6)	0.51	%(6)	0.53	%(5)(6)
Ratio of Net Investment Income	2.44	%(6)	2.00	%(6)	1.95	%(5)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.00	%(5)(7)
Portfolio Turnover Rate	178%		125%		82	%(4)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Not annualized.

(5)  Annualized.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Financial Highlights

Dynamic Value Portfolio

	Class A
	Year Ended September 30,				Period from March 19, 2021(1) to
Selected Per Share Data and Ratios	2023		2022		September 30, 2021
Net Asset Value, Beginning of Period	$9.22		$10.42		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.22		0.19		0.10
Net Realized and Unrealized Gain (Loss)	1.08		(0.95)		0.32
Total from Investment Operations	1.30		(0.76)		0.42
Distributions from and/or in Excess of:
Net Investment Income	(0.30)		(0.15)		—
Net Realized Gain	(0.01)		(0.29)		—
Total Distributions	(0.31)		(0.44)		—
Net Asset Value, End of Period	$10.21		$9.22		$10.42
Total Return(3)	13.96%		(7.70)%		4.20	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,329		$1,379		$27
Ratio of Expenses Before Expense Limitation	1.20%		2.18%		13.65	%(5)
Ratio of Expenses After Expense Limitation	0.89	%(6)	0.89	%(6)	0.90	%(5)(6)
Ratio of Net Investment Income	2.09	%(6)	1.81	%(6)	1.84	%(5)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.00	%(5)(7)
Portfolio Turnover Rate	178%		125%		82	%(4)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Not annualized.

(5)  Annualized.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Financial Highlights

Dynamic Value Portfolio

	Class C
	Year Ended September 30,				Period from March 19, 2021(1) to
Selected Per Share Data and Ratios	2023		2022		September 30, 2021
Net Asset Value, Beginning of Period	$9.14		$10.38		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.14		0.11		0.06
Net Realized and Unrealized Gain (Loss)	1.09		(0.93)		0.32
Total from Investment Operations	1.23		(0.82)		0.38
Distributions from and/or in Excess of:
Net Investment Income	(0.28)		(0.13)		—
Net Realized Gain	(0.01)		(0.29)		—
Total Distributions	(0.29)		(0.42)		—
Net Asset Value, End of Period	$10.08		$9.14		$10.38
Total Return(3)	13.31%		(8.32)%		3.80	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$247		$1,736		$34
Ratio of Expenses Before Expense Limitation	2.02%		2.77%		15.35	%(5)
Ratio of Expenses After Expense Limitation	1.64	%(6)	1.64	%(6)	1.65	%(5)(6)
Ratio of Net Investment Income	1.34	%(6)	1.06	%(6)	1.04	%(5)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.00	%(5)(7)
Portfolio Turnover Rate	178%		125%		82	%(4)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Not annualized.

(5)  Annualized.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Financial Highlights

Dynamic Value Portfolio

	Class R6(1)
	Year Ended September 30,				Period from March 19, 2021(2) to
Selected Per Share Data and Ratios	2023		2022		September 30, 2021
Net Asset Value, Beginning of Period	$9.25		$10.44		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.26		0.29		0.11
Net Realized and Unrealized Gain (Loss)	1.09		(1.02)		0.33
Total from Investment Operations	1.35		(0.73)		0.44
Distributions from and/or in Excess of:
Net Investment Income	(0.31)		(0.17)		—
Net Realized Gain	(0.01)		(0.29)		—
Total Distributions	(0.32)		(0.46)		—
Net Asset Value, End of Period	$10.28		$9.25		$10.44
Total Return(4)	14.43%		(7.35)%		4.40	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$109,364		$88,921		$10
Ratio of Expenses Before Expense Limitation	0.75%		1.49%		25.05	%(6)
Ratio of Expenses After Expense Limitation	0.49	%(7)	0.49	%(7)	0.50	%(6)(7)
Ratio of Net Investment Income	2.49	%(7)	2.85	%(7)	1.98	%(6)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.00	%(6)(8)
Portfolio Turnover Rate	178%		125%		82	%(5)

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). All Funds are considered diversified for purposes of the Act.

The Trust applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC"). In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying financial statements relate to the Dynamic Value Portfolio. The Fund seeks capital appreciation. The Fund offers four classes of shares — Class I, Class A, Class C and Class R6. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-thecounter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) OTC swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker/dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange. Total return swaps may also be fair valued using direct accrual/return calculations if prices on the reference asset on the total return leg of the swap are available from a pricing service/vendor for such instrument. In the event that the reference asset on the total return leg of the swap is a benchmark index, then price of such reference asset may be obtained from a pricing service provider or from the benchmark index sponsor; (5) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of

19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Trustees have designated the Trust's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks	$115,333	(1)	$—	$—	$115,333
Short-Term Investment
Investment Company	6,500		—	—	6,500
Total Return Swap Agreement	—		1,203	—	1,203
Total Assets	121,833		1,203	—	123,036
Liabilities:
Total Return Swap Agreements	—		(2,168)	—	(2,168)
Total	$121,833		$(965)	$—	$120,868

(1) The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the counterparty or clearing-house based on changes in the value of the contract or variation margin, respectively. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and U.S. Commodities Futures Trading Commission ("CFTC") approval of contracts for central clearing and exchange trading.

The Fund may enter into total return swaps in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include, but not be limited to, a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain long or short exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are subject to the risk that a counterparty will default on its payment obligations to

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

the Fund thereunder, and conversely, that the Fund will not be able to meet its obligation to the counterparty.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2023:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Swap Agreement	Unrealized Appreciation on Swap Agreement	Equity Risk	$1,203
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	$(2,168)

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2023 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Equity Risk	Swap Agreements	$(972)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Equity Risk	Swap Agreements	$775

At September 30, 2023, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(a)	Assets(b) (000)	Liabilities(b) (000)
Swap Agreements	$1,203	$(2,168)

(a) Excludes exchange-traded derivatives.

(b) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2023:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$1,203	$(1,203)	$—	$0
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$2,168	$(1,203)	$(780)	$185

For the year ended September 30, 2023, the approximate average monthly amount outstanding for each derivative type is as follows:

Swap Agreements:
Average monthly notional amount	$28,032,000

4.  Indemnifications: The Trust enters into contracts that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

5.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.35% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.55% for Class I shares, 0.90% for Class A shares, 1.65% for Class C shares and 0.50% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2023, approximately $301,000 of advisory fees were waived and approximately $7,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Trust pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended September 30, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Statement of Operations, amounted to less than $500.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $210,556,000 and $202,676,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended September 30, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2023, advisory fees paid were reduced by approximately $13,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2023 is as follows:

Affiliated Investment Company	Value September 30, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$5,171	$200,377	$199,048	$342
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2023 (000)
Liquidity Funds	$—	$—	$6,500

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the three-year period ended September 30, 2023, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$3,400	$49	$456	$4

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a nondeductible expense, resulted in the following reclassifications among the components of net assets at September 30, 2023:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$2	$(2)

At September 30, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,307	$—

At September 30, 2023, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $796,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the twelve months ended September 30, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 90.1%.

K. Market Risk: An investment in the Fund is based on the values of the Fund's investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries,

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, adversely affect and increase the volatility of the Fund's share price and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Dynamic Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dynamic Value Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and for the period from March 19, 2021 (commencement of operations) through September 20, 2021 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2023, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, and for the period from March 19, 2021 (commencement of operations) through September 20, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 27, 2023

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2022, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-year period and the period since the end of March 2021, the month of the Fund's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2023. For corporate shareholders 55.02% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $49,000 as a long-term capital gain distribution.

The Fund designated approximately $187,000 of its distributions paid as qualified business income.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended September 30, 2023. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $1,873,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im. or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

U.S. Customer Privacy Notice (unaudited)   April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Trustee	Since February 2022	Chief Executive Officer, Asset Management Division, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	87

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	87

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Joseph K. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	87	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	Trustee (since January 2022) and Treasurer (since January 2023), Nutley Family Service Bureau, Inc.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2022) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustees at any time during the past five years.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Trustees and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

41

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2023 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTDYVANN
6045098 EXP 11.30.24

Morgan Stanley Institutional Fund Trust

Global Strategist
Portfolio

Annual Report

September 30, 2023

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	9
Consolidated Statement of Assets and Liabilities	40
Consolidated Statement of Operations	42
Consolidated Statements of Changes in Net Assets	43
Consolidated Financial Highlights	45
Notes to Consolidated Financial Statements	50
Report of Independent Registered Public Accounting Firm	63
Investment Advisory Agreement Approval	64
Liquidity Risk Management Program	66
Federal Tax Notice	67
Important Notices	68
U.S. Customer Privacy Notice	69
Trustees and Officers Information	72

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Strategist Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2023

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Expense Example (unaudited)

Global Strategist Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/23	Actual Ending Account Value 9/30/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Strategist Portfolio Class I	$1,000.00	$990.30	$1,021.46	$3.59	$3.65	0.72%
Global Strategist Portfolio Class A	1,000.00	988.90	1,020.01	5.04	5.11	1.01
Global Strategist Portfolio Class L	1,000.00	986.00	1,017.35	7.67	7.79	1.54
Global Strategist Portfolio Class C	1,000.00	984.40	1,015.94	9.05	9.20	1.82
Global Strategist Portfolio Class R6	1,000.00	989.70	1,021.61	3.44	3.50	0.69

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Overview (unaudited)

Global Strategist Portfolio

The Fund seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 13.72%, net of fees. The Fund's Class I shares underperformed the Fund's primary benchmark, the MSCI All Country World Index (ACWI), which returned 20.80%, but outperformed the Customized MSIM Global Allocation Index (the "Customized Index"), which returned 13.18%.

Factors Affecting Performance(i)

•  During the 12-month period under review, global equities rallied +20.8% (MSCI ACWI) and commodities gained +10.9% (S&P GSCI Index) while bonds were flat (J.P. Morgan Global Government Bond Index +0.2%).(ii) Increasingly oversold sentiment and extremely bearish positioning caused markets to bottom at the start of the period, setting equity markets up for a reversal of the preceding bear market. As several economic reports revealed a more resilient economy than expected, investors started to abandon their expectations of an inevitable recession and turned optimistic that a soft landing might still be achieved in the U.S. and globally. Although significant turmoil in the U.S. regional banking sector caused the equity market to give back some of its gains in

March 2023, the rally resumed in May 2023 after reports of soaring demand for artificial intelligence (AI) semiconductors, which sparked investors' excitement surrounding AI's potential to increase economic productivity. The market rally cooled off again over the summer through the end of the reporting period as investors worried that central banks might be forced to keep policy rates higher for longer in response to a stronger-than-expected economy, thereby increasing the odds of tipping the economy into recession.

•  Within equities (MSCI ACWI), technology-heavy sectors such as information technology (+34.7%), communication services (+27.6%) and consumer discretionary (+15.4%) saw the biggest gains, while defensive sectors such as utilities (-2.7%) and staples lagged (+5.9%). Developed markets outperformed, with the MSCI World Index returning +22.0% and the MSCI Emerging Markets Index returning +11.7%. Within developed markets, the U.S. (S&P 500 Index +21.6%) underperformed Europe and Japan (MSCI Europe Index +28.8%, MSCI Japan Index +25.9%), supported by a weaker U.S. dollar, falling energy prices helping to avert a recession in Europe, and the era of deflation coming to an end in Japan. Emerging markets were held back by a weaker-than-expected post-COVID recovery in China and persistent headwinds from the country's real estate sector.

(i)  Certain of the Fund's investment themes may, in whole or part, be implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Fund may also invest in foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. As a result, the use of derivatives had a material effect on the Fund's performance during the period.

(ii)  Except where noted, equity market returns are represented by the MSCI regional, sector, or country index and are calculated in U.S. dollars USD. Data sources used in preparation of this commentary include FactSet and Bloomberg LP. data as of September 30, 2023. The following indexes are used in this report: The J.P. Morgan Global Government Bond Index is a market value weighted fixed income index comprised of government bonds in developed countries. The S&P GSCI Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long only investment in commodity futures that is broadly diversified across the spectrum of commodities. The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index currently consists of 23 emerging-market country indices. The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The index includes 500 leading companies in leading industries of the U.S. economy. The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. The MSCI Japan Index is a free float-adjusted market capitalization weighted index that is designed to track the equity market performance of Japanese securities listed on the Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. The U.S. Dollar Index (DXY) is an index of the value of the United States dollar relative to a basket of foreign currencies, often referred to as a basket of U.S. trade partners' currencies. "Bloomberg®" and the Bloomberg Index/Indices used are service marks of Bloomberg Finance L.P. and its affiliates, and have been licensed for use for certain purposes by Morgan Stanley Investment Management (MSIM). Bloomberg is not affiliated with MSIM, does not approve, endorse, review, or recommend any product, and does not guarantee the timeliness, accurateness, or completeness of any data or information relating to any product. The J.P. Morgan Emerging Market Currency Index (EMCI) is a fixed weight tradable version of the Emerging Local Market Index (ELMI+ index), tracking 10 liquid currencies across Latin America, Asia and Central & Eastern Europe, Middle East, Africa (CEEMEA) vs. USD. The ELMI+ tracks total returns for local-currency denominated money market instruments in 23 emerging market countries. The ELMI+ employs a liquidity-sensitive weighting system, which uses exports plus imports as a base. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The indexes do not include any expenses, fees or sales charges, which would have lower performance. The indexes are unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

•  Government bonds returned +0.2% (J.P. Morgan Global Government Bond Index), giving up most of their gains following a series of economic reports indicating insufficient progress in the fight against inflation in several developed market countries. With stickier-than-expected core inflation readings, investors increased their bets that the Federal Reserve (Fed) and the European Central Bank (ECB) would be forced to raise rates higher and keep them there for longer. After completing 225 basis points (bps) and 325 bps of rate hikes, respectively, during the period, both the Fed and the ECB signaled a likely pause at current levels but left the door open for potential further rate hikes depending on incoming economic data.(iii) The U.S. yield curve remained inverted for the entire period, its longest inversion since 1981. The 2-year Treasury yield rose 76 bps to 5.04% while the 10-year Treasury yield rose 74 bps to 4.57%. German bund yields also rose, with the 2-year yield rising 144 bps to 3.20% and the 10-year yield rising 73 bps to 2.84%.

•  Commodity prices rose +10.9% (S&P GSCI Index), driven entirely by a recovery in the last four months of the period. Oil prices peaked early in the period at $98.6 per barrel (Brent) and fell –27.1% to $71.8 per barrel on reports of weakening demand in several developed market countries and China. In response to collapsing oil prices, Saudi Arabia implemented steep cuts to its oil production over the summer, pushing prices back up to $95.3 per barrel by the end of the period as the supply-demand balance shifted into deficit.

•  The U.S. dollar fell –5.3% (DXY Index) as decreasing policy rate differentials between the Fed and other central banks worked against the greenback. All major currencies, with exception of the yen (–3.1%), gained versus the dollar, with the British pound rising 9.2% and the euro +7.9%. Emerging market currencies declined –3.8% (J.P. Morgan Emerging Market Currency Index), pulled lower by the Turkish lira (–32.5%) and the Argentine peso (–57.4%).

•  Regarding the Fund's overall performance relative to the Customized Index, the Fund's asset allocation mix of an average overweight to fixed income and equities had a positive impact on performance.

•  Active positions within equities contributed positively to performance. The main contributors were in our Value Recovery theme, including overweights in Value stocks in Japan, Korea and the eurozone, vs. Anti-Value stocks in those regions.(iv) Other significant contributors included a directional overweight in eurozone equities and an underweight in global luxury stocks vs. global equities. Detractors from performance included overweights in iron ore miners vs. global equities, and in U.S. exploration and producer stocks vs. U.S. equities.

•  Active positions within fixed income contributed negatively to performance. Directional overweights in U.S. 10-year Treasury inflation-protected securities (TIPS); in Brazil 2-, 3- and 5-year bonds; and in Australia 10-year bonds were the largest detractors. Contributors included overweights in Brazil 2-, 3- and 4-year bonds vs. U.S. 5-year Treasuries, and in Greece 10-year bonds vs. Italy 10-year bonds.

•  Active positions within commodities had a positive impact on performance as directional overweights in crude oil and gold contributed to performance while an underweight in Bitcoin detracted.(v) Bitcoin is considered a commodity by the Commodity Futures Trading Commission and Securities and Exchange Commission.

•  Active currency positions (implemented via currency forwards and futures) negatively impacted performance. The main detractors from performance were an overweight in the Japanese yen vs. the U.S. dollar and an underweight in the New Zealand dollar vs. a developed market currency basket. Contributors to performance included an overweight in developed market
(iii)  One basis point = 0.01%

(iv)  The Global Multi-Asset (GMA) Team identifies Value as the cheapest 20% and Anti-Value as the most expensive 20% of stocks for each industry group within the Russell 1000® Index universe based on six valuation metrics, including forward price-to-earnings (P/E) ratio and free cash flow yield.

(v)  Cryptocurrency (notably, Bitcoin) operates as a decentralized, peer-to-peer financial exchange and value storage that is used like money. It is not backed by any government. Federal, state or foreign governments may restrict the use and exchange of cryptocurrency. Cryptocurrency may experience very high volatility.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

currencies vs. the U.S. dollar and in the Chinese yuan vs. a trade-weighted currency basket.

Management Strategies

•  Following the recent signals of a more resilient economy, the consensus has shifted toward accepting a soft-landing scenario as its new base case, suggesting hopes for the start of a new bull market. We disagree with this narrative and continue to anticipate a near-term recession. We believe that the Fed has only recently achieved a tight monetary policy setting, which will take a few more months to impact the real economy. Additionally, household excess savings have fallen from a high of $2.1 trillion during the pandemic to just $0.7 trillion and are likely to run out by year-end.(vi) These factors in combination with extreme valuations in U.S. markets make it unlikely, in our view, that a new bull market is underway as bull markets generally start at the beginning of economic expansions at depressed valuations.

•  At the asset class level, we are overweight commodities (gold) and fixed income (TIPS) based on our expectations of outperformance over the next 6 to 12 months, as U.S. growth slows and real rates decline. Since the price of gold last peaked in May 2023, U.S. 10-year TIPS yields have increased by 115 bps, the sharpest increase in real yields since 2022. This contributed to gold significantly underperforming over the past six months as the precious metal is sensitive to higher real rates. We believe TIPS yields have risen too far, however, and real rates are now too high relative to our fundamental expectations for U.S. gross domestic product (GDP) growth and monetary policy. If we're correct that the U.S. economy will likely enter a recession in the next 12 months, we would expect the U.S. Fed to cut interest rates aggressively later in 2024, and for TIPS yields to decline by 100 to 200 bps. If TIPS yields decline, speculative demand for gold should increase, driving prices higher in the short term. Historically, the gold spot price has increased by roughly 10% for every 100 bps of lower TIPS yields (all else equal). Furthermore, the U.S. dollar has historically been negatively correlated with gold, with dollar depreciation leading to gold simultaneously outperforming.

With the dollar now very expensive on a real effective exchange rate (REER) basis, and the economic growth slowdown likely to be larger in the U.S. versus other global economies, we see significant downside to the dollar from current levels which would likely benefit gold.

•  Within the U.S., we are underweight cyclical stocks relative to defensives. After significant outperformance by cyclicals year-to-date through September 2023, we now see meaningful downside to the basket in both the short and medium term. Cyclical equities typically track absolute growth trends, demonstrating a strong positive correlation to U.S. and global purchasing manager's indexes (PMIs) in the short term. Although PMIs have been declining for several months, cyclicals have continued to outperform defensive equities. This has created a short-term gap between performance and macro fundamentals, increasing the likelihood of cyclical equities underperforming in the near term all else equal. We estimate an approximate 10% drawdown in cyclicals relative to defensive equities is necessary to properly factor in current PMI levels. If we're correct in our recession view, we would also expect PMIs to continue declining over the next 6 to 12 months, leading to more than 25% underperformance of cyclical equities over that period. Lastly, cyclicals are also very expensive compared to defensives as we are near all-time high relative multiples, excluding recessionary periods.

•  The largest theme in our portfolio continues to be our Value Recovery theme, with overweight positions in U.S., European Union, Japan and Korea Value stocks vs. Anti-Value stocks. Recently, positive trends have been re-established, and we are maintaining trading discipline in a theme we believe has very attractive return potential. From a valuation perspective, Value continues to look attractive relative to Anti Value globally, with U.S. Value extremely cheap on a relative basis. On our composite measure of valuation, relative to Anti-Value, Value stocks trade at a 26% discount to fair value, only cheaper 10% of the time in the past 50 years, and one that historically has led to outsized returns.(vii) Especially in Europe, Value stocks are cheaper (relative to Anti-Value) than they were at the peak of the tech bubble in 2000.(vii)

(vi)  Source: MSIM Global Multi-Asset Team analysis, FactSet, Haver Analytics as of August 25, 2023.

(vii)  Source: FactSet, MSIM Global Multi-Asset Team anaylsis.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

•  In addition to our Value Recovery theme, we maintain high conviction in our Weak China Growth theme as we continue to believe that China has likely entered a balance sheet recession due to massive debt build-up over the past two decades. Overall debt-to-GDP has risen 160% since 2009 to 297% in 2022, causing the private non-financial debt service ratio to rise to 21%, to the detriment of the consumer. As a result, a radical shift in government policy and disciplined deleveraging will be required to lift the Chinese economy out of its growth slump. Consensus is expecting government stimulus to save the economy via traditional fiscal and monetary stimulus. So far, these hopes have been consistently disappointed, with the latest Politburo messaging lacking any prospects of strong stimulus in the near term. With the official policy goals shifting from GDP growth to security and reduction of financial risks, we believe that non-traditional stimulus measures such as renminbi depreciation or recapitalizations and restructurings will need to be considered to alleviate the country's debt problem.

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class R6 shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

Performance Compared to the MSCI All Country World Index(1), the Customized MSIM Global Allocation Index(2) and the Lipper Flexible Portfolio Funds Index(3)

	Period Ended September 30, 2023 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(5)	13.72%	2.93%	3.81%	6.54%
Fund — Class A Shares w/o sales charges(6)	13.35	2.60	3.48	5.51
Fund — Class A Shares with maximum 5.25% sales charges(6)	7.43	1.50	2.92	5.29
Fund — Class L Shares w/o sales charges(7)	12.69	2.07	2.95	3.98
Fund — Class C Shares w/o sales charges(8)	12.45	1.78	—	2.21
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	11.45	1.78	—	2.21
Fund — Class R6 Shares w/o sales charges(9)	13.64	2.95	—	3.51
MSCI All Country World Index	20.80	6.46	7.56	7.59
Customized MSIM Global Allocation Index	13.18	3.44	4.21	6.05
Lipper Flexible Portfolio Funds Index	13.11	5.02	5.68	6.58

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses. The Fund returns are calculated based on the net asset value as of the last business day of the period.

(1)  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI All Country World Index (gross dividends) through December 31, 2000 and the return data of the MSCI All Country World Index (net dividends) after December 31, 2000. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Customized MSIM Global Allocation Index is a performance linked benchmark comprised of 60% MSCI All Country World Index and 40% Bloomberg Global Aggregate Index for periods after May 31, 2017. Prior to May 31, 2017, the Customized MSIM Global Allocation Index consisted of 60% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Bloomberg Global Aggregate Index (benchmark that provides a broadbased measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market) and 5% ICE BofA U.S. Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). The Customized MSIM Global Allocation Index was added as the Fund benchmark on October 2, 2013 and is provided for comparative purposes only. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Flexible Portfolio Funds classification.

(4)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(5)  Commenced operations on December 31, 1992.

(6)  Commenced offering on November 1, 1996.

(7)  Commenced offering on April 27, 2012.

(8)  Commenced offering on April 30, 2015. Class C shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2023).

(9)  Commenced offering on May 29, 2015.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (43.9%)
Agency Fixed Rate Mortgages (3.6%)
United States (3.6%)
Federal Home Loan Mortgage Corporation, Conventional Pools:
2.50%, 4/1/52		$2,480	$1,892
4.50%, 1/1/49		59	55
Gold Pools:
3.50%, 1/1/44 - 6/1/45		461	407
4.50%, 1/1/49		15	14
6.50%, 5/1/32		20	21
7.50%, 5/1/35		1	2
Federal National Mortgage Association,
Conventional Pools:
2.00%, 3/1/52		1,837	1,399
2.50%, 9/1/52		2,908	2,310
3.00%, 7/1/49 - 6/1/52		5,097	4,236
3.50%, 3/1/47 - 1/1/51		993	867
4.00%, 4/1/45 - 9/1/45		491	447
4.50%, 3/1/41 - 11/1/44		76	72
5.00%, 1/1/41 - 3/1/41		207	204
6.00%, 1/1/38		2	2
6.50%, 12/1/29		4	4
7.50%, 8/1/37		3	3
October TBA
3.00%, 10/1/53 (a)		300	248
4.00%, 10/1/53 (a)		300	267
5.00%, 10/1/53 (a)		2,850	2,690
5.50%, 10/1/53 (a)		575	556
6.00%, 10/1/53 (a)		2,450	2,419
Government National Mortgage Association,
Various Pools:
4.00%, 8/20/41 - 11/20/42		122	112
4.50%, 6/20/49		25	23
5.00%, 2/20/49 - 6/20/49		59	55
5.50%, 8/15/39		15	15
			18,320
Asset-Backed Securities (0.2%)
United States (0.2%)
HGI CRE CLO Ltd.,
1 Month Term SOFR + 1.11%, 6.45%, 9/17/36 (b)(c)		336	331
Renaissance Home Equity Loan Trust,
1 Month Term SOFR + 0.87%, 6.19%, 12/25/32 (c)		490	444
SASCO Mortgage Loan Trust,
1 Month Term SOFR + 2.29%, 4.64%, 5/25/34 (c)		94	92
SLM Student Loan Trust,
3 Month EURIBOR + 0.55%, 4.27%, 7/25/39 (c)	EUR	287	289
			1,156
	Face Amount (000)		Value (000)
Commercial Mortgage-Backed Securities (0.4%)
United States (0.4%)
Ashford Hospitality Trust,
1 Month Term SOFR + 2.02%, 7.36%, 6/15/35 (b)(c)		$250	$240
Commercial Mortgage Trust,
4.89%, 7/15/47 (b)(c)		152	133
Credit Suisse Mortgage Trust,
1 Month Term SOFR + 3.14%, 8.48%, 9/9/24 (b)(c)		500	505
Life Mortgage Trust,
1 Month Term SOFR + 1.30%, 6.63%, 5/15/39 (b)(c)		500	493
Taubman Centers Commercial Mortgage Trust,
1 Month Term SOFR + 2.19%, 7.52%, 5/15/37 (b)(c)		500	489
WFRBS Commercial Mortgage Trust,
4.15%, 10/15/57 (b)(c)		200	134
5.17%, 9/15/46 (b)(c)		297	267
			2,261
Corporate Bonds (7.8%)
Australia (0.4%)
Australia & New Zealand Banking Group Ltd.,
2.57%, 11/25/35 (b)		600	445
Commonwealth Bank of Australia,
1.94%, 10/3/29	EUR	400	407
NBN Co. Ltd.,
2.63%, 5/5/31 (b)		$575	464
Transurban Finance Co. Pty Ltd.,
2.00%, 8/28/25	EUR	350	356
Westpac Banking Corp.,
2.67%, 11/15/35		$650	488
			2,160
Brazil (0.0%)‡
JBS USA LUX SA/JBS USA Food Co./ JBS USA Finance, Inc.,
2.50%, 1/15/27		350	309
Canada (0.6%)
Province of Ontario Canada,
2.30%, 6/15/26		970	903
Province of Quebec Canada,
0.00%, 10/29/30	EUR	1,390	1,145
Rogers Communications, Inc.,
3.80%, 3/15/32		$1,025	852
			2,900
China (0.1%)
Alibaba Group Holding Ltd.,
2.13%, 2/9/31		400	312
France (0.8%)
AXA SA,
3.25%, 5/28/49	EUR	500	475

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
France (cont'd)
Banque Federative du Credit Mutuel SA,
0.75%, 7/17/25	EUR	400	$399
3.75%, 2/1/33		600	605
BNP Paribas SA,
1.13%, 6/11/26		485	475
1.25%, 7/13/31	GBP	200	173
4.38%, 1/13/29	EUR	400	420
BPCE SA,
4.00%, 11/29/32		200	206
5.15%, 7/21/24 (b)		$925	910
Credit Agricole SA,
3.88%, 11/28/34	EUR	300	302
Orange SA,
5.00%, 10/1/26 (d)		250	264
			4,229
Germany (0.3%)
Deutsche Bank AG,
Series E 0.96%, 11/8/23		$375	373
Kreditanstalt fuer Wiederaufbau,
1.13%, 9/15/32	EUR	920	808
Volkswagen International Finance NV, Series 10Y
1.88%, 3/30/27		500	484
			1,665
Ireland (0.1%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
2.45%, 10/29/26		$425	381
Italy (0.1%)
Assicurazioni Generali SpA,
5.50%, 10/27/47	EUR	400	424
Japan (0.1%)
NTT Finance Corp.,
1.59%, 4/3/28 (b)		$800	678
Korea, Republic of (0.3%)
Korea Electric Power Corp.,
2.50%, 6/24/24 (b)		810	790
Korea Southern Power Co. Ltd.,
0.75%, 1/27/26 (b)		730	652
			1,442
Luxembourg (0.1%)
Blackstone Property Partners Europe Holdings Sarl,
1.25%, 4/26/27	EUR	400	355
Logicor Financing Sarl,
1.50%, 7/13/26		300	285
			640
Netherlands (0.1%)
ASR Nederland NV,
5.00%, 9/30/24 (d)		425	443
	Face Amount (000)		Value (000)
Spain (0.2%)
Banco Santander SA,
3.13%, 1/19/27	EUR	400	$405
5.18%, 11/19/25		$800	779
			1,184
Sweden (0.1%)
Akelius Residential Property Financing BV,
1.13%, 1/11/29	EUR	400	334
United Arab Emirates (0.1%)
Galaxy Pipeline Assets Bidco Ltd.,
2.63%, 3/31/36 (b)		$650	504
United Kingdom (0.5%)
BAT Capital Corp.,
3.56%, 8/15/27		178	163
HSBC Holdings PLC,
2.26%, 11/13/26	GBP	300	337
2.63%, 11/7/25		$525	503
6.16%, 3/9/29		525	520
Lloyds Banking Group PLC,
2.25%, 10/16/24	GBP	400	470
National Grid Electricity Distribution West Midlands PLC,
5.75%, 4/16/32		200	240
NGG Finance PLC,
5.63%, 6/18/73		350	409
			2,642
United States (3.9%)
Amazon.com, Inc.,
2.10%, 5/12/31		$500	401
3.10%, 5/12/51		250	165
AT&T, Inc.,
1.80%, 9/5/26	EUR	400	396
2.90%, 12/4/26	GBP	350	391
3.65%, 6/1/51		$325	210
Bank of America Corp.,
2.69%, 4/22/32		325	256
3.85%, 3/8/37		100	81
4.38%, 4/27/28		575	543
4.57%, 4/27/33		625	555
CDW LLC/CDW Finance Corp.,
2.67%, 12/1/26		100	90
Celanese U.S. Holdings LLC,
6.17%, 7/15/27		750	740
Centene Corp.,
2.50%, 3/1/31		1,050	808
Charles Schwab Corp.,
5.85%, 5/19/34		485	462
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.38%, 10/23/35		325	303
Chubb INA Holdings, Inc.,
0.88%, 6/15/27	EUR	400	378

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
United States (cont'd)
Citigroup, Inc.,
3.06%, 1/25/33		$300	$237
3.79%, 3/17/33		975	814
Comcast Corp.,
1.95%, 1/15/31		675	528
Dick's Sporting Goods, Inc.,
4.10%, 1/15/52		360	219
Enterprise Products Operating LLC,
3.95%, 1/31/60		275	193
5.35%, 1/31/33		200	196
Foundry JV Holdco LLC,
5.88%, 1/25/34 (b)		275	263
Georgia-Pacific LLC,
2.30%, 4/30/30 (b)		950	774
Global Payments, Inc.,
4.45%, 6/1/28		625	580
Goldman Sachs Group, Inc.,
2.62%, 4/22/32		775	606
HCA, Inc.,
4.63%, 3/15/52		400	301
Intel Corp.,
5.70%, 2/10/53		375	352
Jersey Central Power & Light Co.,
2.75%, 3/1/32 (b)		500	392
JPMorgan Chase & Co.,
2.55%, 11/8/32		1,150	890
Lowe's Cos., Inc.,
1.30%, 4/15/28		425	354
1.70%, 10/15/30		475	365
Marriott International, Inc.,
4.90%, 4/15/29		200	191
Medtronic Global Holdings SCA,
1.00%, 7/2/31	EUR	250	214
Metropolitan Life Global Funding I,
2.95%, 4/9/30 (b)		$575	488
5.15%, 3/28/33 (b)		300	284
NextEra Energy Capital Holdings, Inc.,
2.75%, 11/1/29		1,225	1,041
ONEOK, Inc.,
6.10%, 11/15/32		475	469
Prologis Euro Finance LLC,
1.88%, 1/5/29	EUR	300	277
Republic Services, Inc.,
5.00%, 4/1/34		$275	261
Thermo Fisher Scientific Finance I BV,
2.00%, 10/18/51	EUR	100	63
Thermo Fisher Scientific, Inc.,
0.88%, 10/1/31		650	542
1.88%, 10/1/49		100	62
Truist Financial Corp.,
5.87%, 6/8/34		$575	542
	Face Amount (000)		Value (000)
U.S. Bancorp,
5.84%, 6/12/34		$400	$378
Upjohn Finance BV,
1.91%, 6/23/32	EUR	550	450
Verizon Communications, Inc.,
1.13%, 11/3/28	GBP	300	294
3.40%, 3/22/41		$375	266
Vontier Corp.,
2.40%, 4/1/28		250	209
Warnermedia Holdings, Inc.,
4.28%, 3/15/32		775	658
5.05%, 3/15/42		125	97
Wells Fargo & Co., MTN
2.88%, 10/30/30		375	312
			19,941
			40,188
Mortgages — Other (1.2%)
Germany (0.0%)‡
Berg Finance DAC,
3 Month EURIBOR + 1.05%, 4.75%, 4/22/33 (c)	EUR	77	77
Ireland (0.1%)
Glenbeigh 2 Issuer 2021-2 DAC,
3 Month EURIBOR + 0.75%, 4.71%, 6/24/50 (b)(c)		312	329
Netherlands (0.0%)‡
E-MAC NL 2006-II BV,
3 Month EURIBOR + 0.13%, 4.93%, 1/25/39 (c)		125	122
United Kingdom (0.1%)
Great Hall Mortgages No. 1 PLC,
3 Month EURIBOR + 0.25%, 4.12%, 6/18/38 (c)		200	204
Landmark Mortgage Securities No. 3 PLC,
3 Month GBP SONIA + 2.22%, 7.37%, 4/17/44 (c)	GBP	167	188
			392
United States (1.0%)
Banc of America Alternative Loan Trust,
6.36%, 10/25/36		$22	6
Bayview Opportunity Master Fund VIA Trust,
3.00%, 1/25/52 (b)(c)		634	502
BX Commercial Mortgage Trust,
1 Month Term SOFR + 2.28%, 7.61%, 6/15/40 (b)(c)		400	400
ChaseFlex Trust,
6.00%, 2/25/37		20	8
Federal Home Loan Mortgage Corp. Whole Loan Securities Trust,
3.00%, 9/25/45		48	41
3.00%, 7/25/46		17	14
3.00%, 12/25/46		59	50

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
United States (cont'd)
3.00%, 5/25/47		$110	$92
3.50%, 5/25/45		18	16
3.50%, 9/25/45		39	34
3.50%, 7/25/46		24	21
4.00%, 5/25/45		5	4
GS Mortgage-Backed Securities Trust,
2.50%, 1/25/52 (b)(c)		507	387
GSR Mortgage Loan Trust,
5.75%, 1/25/37		7	4
Hundred Acre Wood Trust,
2.50%, 12/25/51 (b)(c)		440	334
JP Morgan Mortgage Trust,
3.00%, 4/25/52 (b)(c)		487	387
3.00%, 9/25/52 (b)(c)		529	421
3.25%, 7/25/52 (b)(c)		616	495
Lehman Mortgage Trust,
6.50%, 9/25/37		17	5
Mello Mortgage Capital Acceptance,
2.50%, 8/25/51 (b)(c)		510	387
Onslow Bay Financial LLC, Class A1
3.00%, 1/25/52 (b)(c)		490	388
PRKCM 2023-AFC1 Trust, Class A1
6.60%, 2/25/58 (b)		353	356
PRMI Securitization Trust,
2.50%, 4/25/51 (b)(c)		588	443
Seasoned Credit Risk Transfer Trust,
3.00%, 7/25/58		226	190
3.00%, 10/25/58		26	22
4.00%, 10/25/58		25	22
			5,029
			5,949
Municipal Bond (0.1%)
Michigan (0.1%)
University of Michigan, MI,
Series A 4.45%, 4/1/2122 (Cost $300)		300	230
Sovereign (24.6%)
Australia (0.3%)
Australia Government Bond,
1.25%, 5/21/32	AUD	3,320	1,651
Austria (0.1%)
Republic of Austria Government Bond,
0.00%, 2/20/30	EUR	360	310
Belgium (0.2%)
Kingdom of Belgium Government Bond,
0.90%, 6/22/29		170	159
1.70%, 6/22/50		480	323
Series 99
3.45%, 6/22/43		650	646
			1,128
	Face Amount (000)		Value (000)
Brazil (1.9%)
Brazil Notas do Tesouro Nacional,
10.00%, 1/1/27	BRL	49,889	$9,701
Canada (0.7%)
Canadian Government Bond,
1.25%, 6/1/30	CAD	1,410	867
2.00%, 12/1/51		100	50
2.25%, 6/1/29		2,290	1,532
2.50%, 12/1/32		1,960	1,273
			3,722
China (7.0%)
Agricultural Development Bank of China,
2.25%, 4/22/25	CNY	3,600	491
3.79%, 10/26/30		3,430	499
China Development Bank,
3.07%, 3/10/30		7,380	1,024
3.34%, 7/14/25		3,430	476
China Government Bond,
2.37%, 1/20/27		16,900	2,306
2.76%, 5/15/32		155,500	21,306
2.80%, 11/15/32		9,800	1,348
3.12%, 10/25/52		720	100
3.13%, 11/21/29		20,150	2,841
3.27%, 11/19/30		21,260	3,036
3.52%, 4/25/46		1,430	212
3.53%, 10/18/51		1,300	193
3.81%, 9/14/50		4,070	632
3.86%, 7/22/49		6,000	937
Export-Import Bank of China,
2.93%, 3/2/25		3,470	478
			35,879
Colombia (0.1%)
Colombian TES,
Series B 7.00%, 3/26/31	COP	1,634,000	314
Czech Republic (0.0%)‡
Czech Republic Government Bond,
1.20%, 3/13/31	CZK	6,000	204
Denmark (0.1%)
Denmark Government Bond,
0.50%, 11/15/27	DKK	3,000	386
Finland (0.1%)
Finland Government Bond,
1.13%, 4/15/34	EUR	370	312
France (1.6%)
Agence Francaise de Developpement EPIC,
1.50%, 10/31/34		500	423
Banque Federative du Credit Mutuel SA,
1.25%, 12/5/25	GBP	400	443
French Republic Government Bond OAT,
0.00%, 11/25/29	EUR	7,130	6,229
2.00%, 5/25/48		930	703

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
France (cont'd)
SNCF Reseau,
1.88%, 3/30/34	EUR	400	$352
			8,150
Germany (1.5%)
Bundesrepublik Deutschland Bundesanleihe,
0.00%, 8/15/31 - 5/15/36		4,240	3,614
0.25%, 2/15/29		1,630	1,514
4.25%, 7/4/39		1,230	1,501
State of North Rhine-Westphalia Germany,
1.65%, 2/22/38		1,500	1,238
			7,867
Greece (2.3%)
Hellenic Republic Government Bonds,
4.25%, 6/15/33		11,431	12,010
Hong Kong (0.0%)‡
Hong Kong Government International Bond,
2.50%, 5/28/24 (b)		$250	245
Hungary (0.1%)
Hungary Government Bond,
Series 30/A 3.00%, 8/21/30	HUF	51,360	108
Series 32/A 4.75%, 11/24/32		109,610	247
Series 32/G 4.50%, 5/27/32		63,030	141
			496
Indonesia (0.3%)
Indonesia Treasury Bond,
6.50%, 2/15/31	IDR	4,104,000	261
8.25%, 5/15/29		1,408,000	98
8.38%, 3/15/34		14,072,000	1,016
			1,375
Ireland (0.1%)
Ireland Government Bond,
0.20%, 10/18/30	EUR	410	354
Italy (0.6%)
Italy Buoni Poliennali Del Tesoro,
0.45%, 2/15/29		160	139
2.50%, 12/1/32		1,070	957
4.45%, 9/1/43		1,052	1,024
Republic of Italy Government International Bond,
0.88%, 5/6/24		$745	723
			2,843
Japan (3.6%)
Japan Government Five Year Bond,
0.10%, 6/20/24	JPY	605,000	4,054
Japan Government Ten Year Bond,
0.10%, 6/20/26 - 6/20/31		744,000	4,856
	Face Amount (000)		Value (000)
Japan Government Thirty Year Bond,
0.30%, 6/20/46	JPY	224,000	$1,150
0.40%, 9/20/49		131,000	653
0.60%, 6/20/50		165,300	863
1.70%, 6/20/33		544,800	3,969
Japan Government Twenty Year Bond,
0.40%, 6/20/41		466,000	2,659
			18,204
Korea, Republic of (0.3%)
Export-Import Bank of Korea,
0.63%, 2/9/26		$640	571
2.38%, 6/25/24		510	498
Korea Development Bank,
0.80%, 7/19/26		590	518
			1,587
Malaysia (0.3%)
Malaysia Government Bond,
Series 0219 3.89%, 8/15/29	MYR	2,330	495
Series 0122 3.58%, 7/15/32		1,200	247
Petronas Capital Ltd.,
3.50%, 3/18/25 (b)		$875	848
			1,590
Mexico (0.2%)
Mexican Bonos,
Series M 7.50%, 6/3/27	MXN	6,000	314
7.75%, 5/29/31		5,000	253
8.50%, 5/31/29		5,900	317
			884
Netherlands (0.2%)
Nederlandse Waterschapsbank NV,
1.00%, 5/28/30 (b)		$376	294
Netherlands Government Bond,
0.00%, 7/15/30	EUR	970	838
2.75%, 1/15/47		90	88
			1,220
New Zealand (0.3%)
New Zealand Government Bond,
Series 0530 4.50%, 5/15/30	NZD	1,880	1,078
Series 0534 4.25%, 5/15/34		900	491
			1,569
Nigeria (0.0%)‡
Africa Finance Corp.,
4.38%, 4/17/26 (b)		$200	185
Norway (0.0%)‡
Norway Government Bond,
2.13%, 5/18/32	NOK	790	64

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Poland (0.0%)‡
Republic of Poland Government Bond,
Series 0432 1.75%, 4/25/32	PLN	1,300	$217
Singapore (0.1%)
Singapore Government Bond,
2.63%, 8/1/32	SGD	430	297
Slovenia (0.1%)
Slovenia Government International Bond,
5.00%, 9/19/33 (b)		$700	680
Spain (0.8%)
Spain Government Bond,
0.00%, 5/31/25 - 1/31/28	EUR	2,460	2,408
2.70%, 10/31/48		410	322
3.45%, 7/30/66		120	101
3.55%, 10/31/33		1,375	1,410
			4,241
Sweden (0.1%)
Sweden Government Bond,
Series 1065 1.75%, 11/11/33	SEK	5,100	420
Thailand (0.1%)
Thailand Government Bond,
2.00%, 12/17/31	THB	27,000	683
United Kingdom (1.5%)
United Kingdom Gilt,
0.38%, 10/22/30	GBP	820	764
0.63%, 10/22/50		930	419
0.88%, 7/31/33		870	764
1.25%, 10/22/41		310	218
1.63%, 10/22/28		4,980	5,356
			7,521
			126,309
Supranational (1.1%)
Asian Development Bank,
2.13%, 5/19/31	NZD	300	141
Banque Ouest Africaine de Developpement,
4.70%, 10/22/31		$240	191
European Investment Bank,
0.00%, 1/14/31	EUR	1,135	944
0.20%, 7/15/24		970	998
International Bank for Reconstruction & Development,
2.20%, 2/27/24	AUD	3,040	1,939
4.25%, 9/18/30	CAD	2,080	1,500
			5,713
U.S. Treasury Securities (4.9%)
United States (4.9%)
U.S. Treasury Bonds,
1.13%, 5/15/40		$5,330	3,062
1.75%, 8/15/41		600	374
2.50%, 2/15/45		410	279
	Face Amount (000)	Value (000)
2.75%, 8/15/47	$920	$643
2.88%, 5/15/49	44	32
U.S. Treasury Inflation-Indexed Bonds,
1.13%, 1/15/33	— @	—	@
U.S. Treasury Notes,
0.38%, 12/31/25	8,300	7,505
0.50%, 4/30/27	530	457
1.13%, 10/31/26	2,210	1,980
1.38%, 11/15/31	2,220	1,740
1.88%, 6/30/26	1,950	1,804
2.13%, 5/15/25	1,390	1,324
3.38%, 5/15/33	5,690	5,161
4.13%, 9/30/27	760	744
		25,105
Total Fixed Income Securities (Cost $255,275)		225,231
	Shares
Common Stocks (34.2%)
Australia (1.0%)
Ampol Ltd.	1,131	24
ANZ Group Holdings Ltd.	13,867	227
APA Group	5,572	30
Aristocrat Leisure Ltd.	2,848	74
ASX Ltd.	911	33
Aurizon Holdings Ltd.	9,095	20
BHP Group Ltd.	24,014	675
BlueScope Steel Ltd.	2,152	27
Brambles Ltd.	6,597	61
Cochlear Ltd.	309	51
Coles Group Ltd.	6,320	63
Commonwealth Bank of Australia	7,871	503
Computershare Ltd.	2,708	45
CSL Ltd.	2,215	357
Dexus REIT	5,131	24
Endeavour Group Ltd. (Australia)	6,667	22
Fortescue Metals Group Ltd.	7,871	105
Goodman Group REIT	8,034	110
GPT Group REIT	9,121	23
IDP Education Ltd.	1,182	16
IGO Ltd.	3,325	27
Insurance Australia Group Ltd.	11,302	41
James Hardie Industries PLC (e)	2,085	54
Lendlease Corp. Ltd. REIT	3,403	16
Lottery Corp. Ltd.	10,550	32
Macquarie Group Ltd.	1,736	186
Medibank Pvt Ltd.	12,709	28
Mineral Resources Ltd.	816	35
Mirvac Group REIT	18,762	25
National Australia Bank Ltd.	14,440	268
Newcrest Mining Ltd.	4,199	66
Northern Star Resources Ltd.	5,414	36
Orica Ltd.	2,132	21
Origin Energy Ltd.	8,087	45

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Australia (cont'd)
Pilbara Minerals Ltd.	12,513	$34
Qantas Airways Ltd. (e)	4,211	14
QBE Insurance Group Ltd.	6,960	70
Ramsay Health Care Ltd.	867	29
REA Group Ltd.	249	25
Reece Ltd.	1,060	13
Rio Tinto Ltd.	1,757	127
Santos Ltd.	15,560	78
Scentre Group REIT	24,722	39
SEEK Ltd.	1,574	22
Sonic Healthcare Ltd.	2,120	40
South32 Ltd.	21,631	47
Stockland REIT	11,481	29
Suncorp Group Ltd.	5,941	53
Telstra Group Ltd.	19,342	48
Transurban Group (Units)	14,721	120
Treasury Wine Estates Ltd.	3,426	27
Vicinity Ltd. REIT	18,451	20
Washington H Soul Pattinson & Co. Ltd.	1,112	23
Wesfarmers Ltd.	5,340	181
Westpac Banking Corp.	16,342	221
WiseTech Global Ltd.	774	32
Woodside Energy Group Ltd.	9,011	209
Woolworths Group Ltd.	5,776	138
Xero Ltd. (e)	670	48
		5,057
Austria (0.0%)‡
Erste Group Bank AG	5,572	192
OMV AG	770	37
Verbund AG	343	28
Voestalpine AG	617	17
		274
Belgium (0.2%)
Ageas SA	749	31
Anheuser-Busch InBev SA	4,040	224
Argenx SE (e)	252	123
D'ieteren Group	100	17
Elia Group SA	134	13
Groupe Bruxelles Lambert NV	459	34
KBC Group NV	3,966	247
Sofina SA	70	14
Solvay SA	346	38
UCB SA	582	48
Umicore SA	966	23
Warehouses De Pauw CVA REIT	731	18
		830
Canada (1.6%)
Agnico Eagle Mines Ltd.	2,332	106
Air Canada (e)	822	12
Algonquin Power & Utilities Corp.	3,152	19
Alimentation Couche-Tard, Inc.	3,704	188
	Shares	Value (000)
AltaGas Ltd.	1,323	$25
ARC Resources Ltd.	2,832	45
Bank of Montreal	3,328	281
Bank of Nova Scotia	5,568	250
Barrick Gold Corp. (LSE)	6,412	93
Barrick Gold Corp. (NYSE)	1,893	27
BCE, Inc.	341	13
Brookfield Asset Management Ltd., Class A	1,641	55
Brookfield Corp.	6,545	205
Brookfield Renewable Corp., Class A	604	14
BRP, Inc.	171	13
CAE, Inc. (e)	1,511	35
Cameco Corp.	2,033	81
Canadian Apartment Properties REIT	390	13
Canadian Imperial Bank of Commerce	4,251	164
Canadian National Railway Co.	2,681	290
Canadian Natural Resources Ltd.	5,196	336
Canadian Pacific Kansas City Ltd.	4,352	323
Canadian Tire Corp. Ltd., Class A	252	27
Canadian Utilities Ltd., Class A	613	13
CCL Industries, Inc., Class B	705	30
Cenovus Energy, Inc.	6,785	141
CGI, Inc. (e)	1,000	99
Constellation Software, Inc.	95	196
Descartes Systems Group, Inc. (e)	404	30
Dollarama, Inc.	1,343	92
Element Fleet Management Corp.	1,856	27
Emera, Inc.	1,263	44
Empire Co. Ltd., Class A	732	20
Enbridge, Inc.	9,472	314
Fairfax Financial Holdings Ltd.	105	86
First Quantum Minerals Ltd.	2,748	65
FirstService Corp.	188	27
Fortis, Inc.	2,252	85
Franco-Nevada Corp.	904	121
George Weston Ltd.	296	33
GFL Environmental, Inc.	1,095	35
Gildan Activewear, Inc.	843	24
Great-West Lifeco, Inc.	1,321	38
Hydro One Ltd.	1,538	39
IA Financial Corp., Inc.	484	30
IGM Financial, Inc.	392	10
Imperial Oil Ltd.	972	60
Intact Financial Corp.	826	120
Ivanhoe Mines Ltd., Class A (e)	2,847	24
Keyera Corp.	1,065	25
Kinross Gold Corp.	5,973	27
Loblaw Cos. Ltd.	757	64
Lundin Mining Corp.	3,040	23
Magna International, Inc.	1,261	68
Manulife Financial Corp.	8,729	159
Metro, Inc.	1,099	57
National Bank of Canada	1,588	105

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Canada (cont'd)
Northland Power, Inc.	1,163	$19
Nutrien Ltd.	2,280	141
Nuvei Corp.	299	4
Onex Corp.	320	19
Open Text Corp.	1,265	44
Pan American Silver Corp.	1,704	25
Parkland Corp.	654	19
Pembina Pipeline Corp.	2,578	77
Power Corp. of Canada	2,761	70
Quebecor, Inc., Class B	719	15
RB Global, Inc.	860	54
Restaurant Brands International, Inc.	1,401	93
RioCan Real Estate Investment Trust REIT	689	9
Rogers Communications, Inc., Class B	1,656	64
Royal Bank of Canada	6,522	570
Saputo, Inc.	1,191	25
Shopify, Inc., Class A (e)	5,550	303
Sun Life Financial, Inc.	2,772	135
Suncor Energy, Inc.	6,298	217
TC Energy Corp.	4,759	164
Teck Resources Ltd., Class B	2,150	93
TELUS Corp.	2,183	36
TFI International, Inc.	356	46
Thomson Reuters Corp.	760	93
TMX Group Ltd.	1,312	28
Toromont Industries Ltd.	389	32
Toronto-Dominion Bank	8,529	514
Tourmaline Oil Corp.	1,496	75
West Fraser Timber Co. Ltd.	273	20
Wheaton Precious Metals Corp.	2,142	87
WSP Global, Inc.	592	84
		8,121
China (0.0%)
China Common Rich Renewable Energy Investments Ltd. (e)	42,000	—
Denmark (0.4%)
AP Moller — Maersk AS Series B	38	67
Carlsberg AS Series B	457	58
Chr Hansen Holding AS	484	29
Coloplast AS Series B	549	58
Danske Bank AS	3,220	75
Demant AS (e)	431	18
DSV AS	863	161
Genmab AS (e)	304	108
Novo Nordisk AS, Class B	15,306	1,394
Novozymes AS Series B	937	38
Orsted AS	883	48
Pandora AS	428	44
ROCKWOOL AS, Class B	42	10
Tryg AS	1,654	30
Vestas Wind Systems AS (e)	4,620	99
		2,237
	Shares	Value (000)
Finland (0.1%)
Elisa Oyj	684	$32
Fortum Oyj	2,135	25
Kesko Oyj, Class B	1,287	23
Kone Oyj, Class B	1,629	68
Metso Oyj	3,232	34
Neste Oyj	2,004	68
Nokia Oyj	25,631	96
Orion Oyj, Class B	510	20
Sampo Oyj, Class A	2,221	96
Stora Enso Oyj, Class R	2,779	35
UPM-Kymmene Oyj	2,533	87
Wartsila Oyj Abp	2,271	26
		610
France (1.9%)
Accor SA	860	29
Aeroports de Paris SA	140	16
Air Liquide SA	2,462	415
Airbus SE	2,765	370
Alstom SA	1,504	36
Amundi SA	283	16
ArcelorMittal SA	2,302	58
Arkema SA	263	26
AXA SA	8,619	256
BioMerieux	194	19
BNP Paribas SA	17,496	1,112
Bollore SE	4,148	22
Bouygues SA	955	33
Bureau Veritas SA	1,361	34
Capgemini SE	767	134
Carrefour SA	2,764	47
Cie de Saint-Gobain SA	2,302	138
Cie Generale des Etablissements Michelin SCA	3,140	96
Covivio SA REIT	217	10
Credit Agricole SA	19,020	234
Danone SA	3,008	166
Dassault Aviation SA	117	22
Dassault Systemes SE	3,088	115
Edenred SE	1,170	73
Eiffage SA	343	33
Engie SA	8,565	131
EssilorLuxottica SA	1,357	236
Eurazeo SE	203	12
Eurofins Scientific SE	621	35
Euronext NV	400	28
Gecina SA REIT	210	21
Getlink SE	1,684	27
Hermes International	148	270
Ipsen SA	178	23
Kering SA	332	151
Klepierre SA REIT	1,001	24
L'Oreal SA	1,139	472

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
France (cont'd)
La Francaise des Jeux SAEM	492	$16
Legrand SA	1,266	116
LVMH Moet Hennessy Louis Vuitton SE	1,298	980
Orange SA	8,645	99
Pernod Ricard SA	966	161
Publicis Groupe SA	1,094	83
Remy Cointreau SA	106	13
Renault SA	897	37
Safran SA	1,592	249
Sanofi	5,352	575
Sartorius Stedim Biotech	128	30
Schneider Electric SE	2,577	425
SEB SA	116	11
Societe Generale SA	12,214	296
Sodexo SA	413	42
STMicroelectronics NV	3,201	138
Teleperformance SE	274	34
Thales SA	493	69
TotalEnergies SE	11,077	728
Unibail-Rodamco-Westfield REIT (e)	546	27
Valeo SE	970	17
Veolia Environnement SA	3,175	92
Vinci SA	2,467	273
Vivendi SE	3,336	29
Wendel SE	123	10
Worldline SA (e)	1,082	30
		9,520
Germany (1.2%)
Adidas AG	763	134
Allianz SE (Registered)	1,897	451
BASF SE	4,178	189
Bayer AG (Registered)	4,645	223
Bayerische Motoren Werke AG	1,564	159
Bayerische Motoren Werke AG (Preference)	280	26
Bechtle AG	375	17
Beiersdorf AG	476	61
Brenntag SE	734	57
Carl Zeiss Meditec AG	186	16
Commerzbank AG	16,892	192
Continental AG	511	36
Covestro AG (e)	928	50
Daimler Truck Holding AG	2,371	82
Delivery Hero SE (e)	797	23
Deutsche Bank AG (Registered)	9,047	99
Deutsche Boerse AG	888	153
Deutsche Lufthansa AG (Registered) (e)	2,775	22
Deutsche Post AG (Registered)	4,736	192
Deutsche Telekom AG (Registered)	15,229	319
Dr Ing hc F Porsche AG (Preference)	531	50
E.ON SE	10,595	125
Evonik Industries AG	994	18
	Shares	Value (000)
Fresenius Medical Care AG & Co. KGaA	964	$41
Fresenius SE & Co. KGaA	1,994	62
GEA Group AG	708	26
Hannover Rueck SE (Registered)	286	63
Heidelberg Materials AG	679	53
HelloFresh SE (e)	747	22
Henkel AG & Co. KGaA	487	31
Henkel AG & Co. KGaA (Preference)	795	57
Infineon Technologies AG	6,185	205
Knorr-Bremse AG	342	22
LEG Immobilien SE (e)	329	23
Mercedes-Benz Group AG (Registered)	4,076	284
Merck KGaA	604	101
MTU Aero Engines AG	252	46
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	666	259
Nemetschek SE	265	16
Porsche Automobil Holding SE (Preference)	717	35
Puma SE	486	30
QIAGEN NV (e)	1,068	43
Rational AG	24	15
Rheinmetall AG	206	53
RWE AG	2,975	110
SAP SE	4,894	634
Sartorius AG (Preference)	120	41
Scout24 SE	349	24
Siemens AG (Registered)	3,597	514
Siemens Energy AG (e)	2,449	32
Siemens Healthineers AG	1,314	67
Symrise AG	616	59
Talanx AG	299	19
Telefonica Deutschland Holding AG	4,207	8
Volkswagen AG	140	18
Volkswagen AG (Preference)	968	111
Vonovia SE	3,136	75
Wacker Chemie AG	86	12
Zalando SE (e)	1,033	23
		5,928
Hong Kong (0.3%)
AIA Group Ltd.	54,678	442
BOC Hong Kong Holdings Ltd.	17,531	48
Budweiser Brewing Co. APAC Ltd.	8,252	16
CK Asset Holdings Ltd.	9,306	49
CK Hutchison Holdings Ltd.	12,587	67
CK Infrastructure Holdings Ltd.	2,963	14
CLP Holdings Ltd.	7,673	57
ESR Group Ltd.	9,447	13
Futu Holdings Ltd. ADR (e)	265	15
Galaxy Entertainment Group Ltd.	10,262	61
Hang Lung Properties Ltd.	8,612	12
Hang Seng Bank Ltd.	3,601	45
Henderson Land Development Co. Ltd.	6,865	18
HKT Trust & HKT Ltd.	17,645	18

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Hong Kong (cont'd)
Hong Kong & China Gas Co. Ltd.	52,823	$37
Hong Kong Exchanges & Clearing Ltd.	5,713	212
Hongkong Land Holdings Ltd.	5,263	19
Jardine Matheson Holdings Ltd.	739	34
Link REIT	12,241	60
MTR Corp. Ltd.	7,545	30
New World Development Co. Ltd.	7,206	14
Power Assets Holdings Ltd.	6,435	31
Sands China Ltd. (e)	11,439	35
Sino Land Co. Ltd.	17,302	19
SITC International Holdings Co. Ltd.	6,397	11
Sun Hung Kai Properties Ltd.	6,843	73
Swire Pacific Ltd., Class A	2,034	14
Swire Properties Ltd.	5,464	11
Techtronic Industries Co. Ltd.	6,249	60
WH Group Ltd.	39,509	21
Wharf Real Estate Investment Co. Ltd.	7,758	30
Xinyi Glass Holdings Ltd.	8,136	10
		1,596
Ireland (0.1%)
AIB Group PLC	6,152	28
Bank of Ireland Group PLC	4,845	47
CRH PLC	3,347	183
Flutter Entertainment PLC (e)	801	131
Kerry Group PLC, Class A	719	60
Kingspan Group PLC	698	52
Smurfit Kappa Group PLC	1,178	39
		540
Israel (0.1%)
Azrieli Group Ltd.	207	11
Bank Hapoalim BM	6,204	55
Bank Leumi Le-Israel BM	7,542	62
Check Point Software Technologies Ltd. (e)	472	63
CyberArk Software Ltd. (e)	200	33
Elbit Systems Ltd.	130	26
ICL Group Ltd.	3,779	21
Israel Discount Bank Ltd., Class A	6,043	33
Mizrahi Tefahot Bank Ltd.	754	27
Monday.com Ltd. (e)	93	15
Nice Ltd. (e)	310	53
Teva Pharmaceutical Industries Ltd. ADR (e)	5,423	55
Tower Semiconductor Ltd. (e)	537	13
Wix.com Ltd. (e)	264	24
		491
Italy (0.6%)
Amplifon SpA	592	17
Assicurazioni Generali SpA	4,768	97
CNH Industrial NV	4,809	58
Davide Campari-Milano NV	2,468	29
DiaSorin SpA	118	11
Enel SpA	38,406	235
	Shares	Value (000)
Eni SpA	10,959	$176
EXOR NV	1,013	90
Ferrari NV	590	174
FinecoBank Banca Fineco SpA	9,499	115
Infrastrutture Wireless Italiane SpA	1,597	19
Intesa Sanpaolo SpA	257,300	659
Mediobanca Banca di Credito Finanziario SpA	9,309	123
Moncler SpA	976	57
Nexi SpA (e)	2,730	17
Poste Italiane SpA	2,448	26
Prysmian SpA	1,199	48
Recordati Industria Chimica e Farmaceutica SpA	490	23
Snam SpA	9,366	44
Stellantis NV	10,583	203
Telecom Italia SpA (Milano) (e)	46,527	14
Tenaris SA	2,220	35
Terna — Rete Elettrica Nazionale	6,531	49
UniCredit SpA	31,711	756
		3,075
Netherlands (0.7%)
ABN AMRO Bank NV CVA	6,579	93
Adyen NV (e)	101	75
Aegon NV	7,994	39
AerCap Holdings NV (e)	777	49
Akzo Nobel NV	790	57
ASM International NV	218	91
ASML Holding NV	1,873	1,103
Coca-Cola Europacific Partners PLC	963	60
DSM BV (e)	890	88
DSM-Firmenich AG	810	68
Heineken Holding NV	537	40
Heineken NV	1,214	107
IMCD NV	263	33
ING Groep NV	59,960	790
JDE Peet's NV	587	16
Just Eat Takeaway.com NV (e)	938	12
Koninklijke Ahold Delhaize NV	4,560	137
Koninklijke KPN NV	15,067	50
Koninklijke Philips NV	4,351	87
NN Group NV	1,189	38
OCI NV (e)	488	14
Prosus NV (e)	8,127	239
Randstad NV	516	29
Universal Music Group NV	3,833	100
Wolters Kluwer NV	1,194	145
		3,560
New Zealand (0.0%)‡
Auckland International Airport Ltd.	5,954	28
EBOS Group Ltd.	727	15
Fisher & Paykel Healthcare Corp. Ltd.	2,785	36
Mercury NZ Ltd.	3,401	12
Meridian Energy Ltd.	6,046	19

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
New Zealand (cont'd)
Spark New Zealand Ltd.	8,796	$25
		135
Norway (0.1%)
Adevinta ASA (e)	1,252	12
Aker BP ASA	1,398	39
DNB Bank ASA	4,136	83
Equinor ASA	4,275	140
Gjensidige Forsikring ASA	880	13
Kongsberg Gruppen ASA	396	16
Mowi ASA	1,911	34
Norsk Hydro ASA	6,153	39
Orkla ASA	3,345	25
Salmar ASA	314	16
Telenor ASA	3,124	35
Yara International ASA	769	29
		481
Portugal (0.0%)‡
EDP — Energias de Portugal SA	13,295	55
EDP Renovaveis SA	1,155	19
Galp Energia SGPS SA	2,241	33
Jeronimo Martins SGPS SA	1,291	29
		136
Singapore (0.2%)
CapitaLand Ascendas REIT	15,023	30
CapitaLand Integrated Commercial Trust REIT	23,671	32
CapitaLand Investment Ltd.	11,589	26
City Developments Ltd.	2,250	11
DBS Group Holdings Ltd.	8,046	198
Genting Singapore Ltd.	26,760	17
Grab Holdings Ltd., Class A (e)	8,197	29
Jardine Cycle & Carriage Ltd.	462	11
Keppel Corp. Ltd.	6,494	32
Mapletree Logistics Trust REIT	15,535	19
Mapletree Pan Asia Commercial Trust REIT	10,414	11
Oversea-Chinese Banking Corp. Ltd.	14,992	140
Sea Ltd. ADR (e)	1,618	71
Seatrium Ltd. (e)	179,082	17
Singapore Airlines Ltd.	5,926	28
Singapore Exchange Ltd.	3,848	27
Singapore Technologies Engineering Ltd.	6,893	20
Singapore Telecommunications Ltd.	36,874	65
United Overseas Bank Ltd.	5,611	117
UOL Group Ltd.	2,071	10
Venture Corp. Ltd.	1,207	11
Wilmar International Ltd.	8,457	23
		945
Spain (0.7%)
Acciona SA	116	15
ACS Actividades de Construccion y Servicios SA	1,004	36
Aena SME SA	351	53
Amadeus IT Group SA	2,082	126
	Shares	Value (000)
Banco Bilbao Vizcaya Argentaria SA	102,594	$830
Banco Santander SA	269,645	1,027
CaixaBank SA	69,810	278
Cellnex Telecom SA (e)	2,615	91
Corp. ACCIONA Energias Renovables SA	303	8
Enagas SA	1,153	19
Endesa SA	1,496	30
Ferrovial SE	2,352	72
Food Delivery Brands Group SA (e)	156	—
Grifols SA (e)	1,339	17
Iberdrola SA	27,950	313
Industria de Diseno Textil SA	5,125	191
Naturgy Energy Group SA	584	16
Redeia Corp. SA	1,868	29
Repsol SA	6,216	102
Telefonica SA	24,250	99
		3,352
Sweden (0.4%)
Alfa Laval AB	1,334	46
Assa Abloy AB, Class B	4,600	100
Atlas Copco AB, Class A	19,927	255
Beijer Ref AB	1,787	19
Boliden AB (e)	1,264	36
Embracer Group AB (e)	3,250	6
Epiroc AB, Class A	4,938	88
EQT AB	1,600	32
Essity AB, Class B	2,777	60
Evolution AB	837	84
Fastighets AB Balder, Class B (e)	2,805	13
Getinge AB, Class B	1,052	19
H & M Hennes & Mauritz AB, Class B	3,008	43
Hexagon AB, Class B	9,172	78
Holmen AB, Class B	423	16
Husqvarna AB, Class B	1,889	14
Industrivarden AB, Class A	1,289	34
Indutrade AB	1,240	23
Investment AB Latour, Class B	663	12
Investor AB, Class A	9,771	186
Kinnevik AB, Class B (e)	1,070	11
L E Lundbergforetagen AB, Class B	342	14
Lifco AB, Class B	1,047	18
Nibe Industrier AB, Class B	6,829	45
Nordea Bank Abp	14,720	161
Saab AB, Class B	368	19
Sagax AB, Class B	822	16
Sandvik AB	4,958	91
Securitas AB, Class B	2,184	17
Skandinaviska Enskilda Banken AB, Class A	7,334	87
Skanska AB, Class B	1,508	25
SKF AB, Class B	1,558	26
Svenska Cellulosa AB SCA, Class B	2,741	38
Svenska Handelsbanken AB, Class A	6,714	60

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Sweden (cont'd)
Swedbank AB, Class A	3,919	$72
Swedish Orphan Biovitrum AB (e)	827	17
Tele2 AB, Class B	2,392	18
Telefonaktiebolaget LM Ericsson, Class B	13,189	64
Telia Co. AB	11,019	23
Volvo AB, Class A	7,824	161
Volvo Car AB, Class B (e)	2,736	11
		2,158
Switzerland (1.3%)
ABB Ltd. (Registered)	7,339	262
Adecco Group AG (Registered)	737	30
Alcon, Inc.	2,297	177
Bachem Holding AG	156	12
Baloise Holding AG (Registered)	210	30
Banque Cantonale Vaudoise (Registered)	139	15
Barry Callebaut AG (Registered)	16	25
BKW AG	97	17
Chocoladefabriken Lindt & Spruengli AG	5	56
Chocoladefabriken Lindt & Spruengli AG (Registered)	1	109
Cie Financiere Richemont SA (Registered)	2,466	300
Clariant AG (Registered) (e)	993	16
Dufry AG (Registered) (e)	462	18
EMS-Chemie Holding AG (Registered)	32	22
Geberit AG (Registered)	155	77
Givaudan SA (Registered)	42	137
Helvetia Holding AG (Registered)	171	24
Holcim AG (e)	2,559	164
Julius Baer Group Ltd.	985	63
Kuehne & Nagel International AG (Registered)	253	72
Logitech International SA (Registered)	761	52
Lonza Group AG (Registered)	342	158
Nestle SA (Registered)	12,614	1,428
Novartis AG (Registered)	9,417	962
Partners Group Holding AG	102	114
Roche Holding AG	147	43
Roche Holding AG (Genusschein)	3,215	878
Schindler Holding AG	189	38
Schindler Holding AG (Registered)	109	21
SGS SA (Registered)	685	57
SIG Group AG (e)	1,397	34
Sika AG (Registered)	664	168
Sonova Holding AG (Registered)	237	56
Straumann Holding AG (Registered)	515	66
Swatch Group AG	136	35
Swatch Group AG (Registered)	250	12
Swiss Life Holding AG (Registered)	141	88
Swiss Prime Site AG (Registered)	351	32
Swiss Re AG	1,401	144
Swisscom AG (Registered)	119	71
Temenos AG (Registered)	289	20
UBS Group AG (Registered) (e)	15,111	372
	Shares	Value (000)
VAT Group AG	124	$44
Zurich Insurance Group AG	690	316
		6,835
United Kingdom (2.1%)
3i Group PLC	4,679	118
abrdn PLC	9,557	18
Admiral Group PLC	992	29
Anglo American PLC	6,253	172
Antofagasta PLC	1,963	34
Ashtead Group PLC	2,102	128
Associated British Foods PLC	1,700	43
AstraZeneca PLC	7,363	993
Auto Trader Group PLC	4,332	33
Aviva PLC	13,334	63
BAE Systems PLC	14,610	178
Barclays PLC	74,290	143
Barratt Developments PLC	4,523	24
Berkeley Group Holdings PLC	504	25
BP PLC	84,646	546
British American Tobacco PLC	10,089	317
British Land Co. PLC REIT	3,950	15
BT Group PLC	32,821	47
Bunzl PLC	1,606	57
Burberry Group PLC	1,779	41
Centrica PLC	27,694	52
Coca-Cola HBC AG (e)	1,064	29
Compass Group PLC	8,354	203
Croda International PLC	661	40
DCC PLC	471	26
Diageo PLC	10,692	394
Endeavour Mining PLC	883	17
Entain PLC	3,016	34
Evraz PLC (e)	2,495	—
Experian PLC	4,391	144
G4S Ltd. (e)	6,437	19
Glencore PLC	52,209	297
GSK PLC	19,504	353
Haleon PLC	23,823	99
Halma PLC	1,791	42
Hargreaves Lansdown PLC	1,608	15
Hikma Pharmaceuticals PLC	784	20
HSBC Holdings PLC	96,567	756
Imperial Brands PLC	4,196	85
Informa PLC	6,687	61
InterContinental Hotels Group PLC	816	60
Intertek Group PLC	761	38
J Sainsbury PLC	7,858	24
JD Sports Fashion PLC	12,240	22
Johnson Matthey PLC	882	17
Kingfisher PLC	9,094	25
Land Securities Group PLC REIT	3,218	23
Legal & General Group PLC	28,105	76

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
Lloyds Banking Group PLC	315,491	$170
London Stock Exchange Group PLC	1,927	193
M&G PLC	10,567	25
Mondi PLC	2,325	39
National Grid PLC	17,511	209
NatWest Group PLC	27,168	78
Next PLC	579	51
Ocado Group PLC (e)	2,854	21
Paragon Offshore PLC (e)(f)	303	—
Pearson PLC	3,085	33
Persimmon PLC	1,440	19
Phoenix Group Holdings PLC	3,579	21
Prudential PLC	13,340	143
Reckitt Benckiser Group PLC	3,435	242
RELX PLC (LSE)	9,103	307
Rentokil Initial PLC	11,948	89
Rio Tinto PLC	5,516	346
Rolls-Royce Holdings PLC (e)	39,362	106
Royalty Pharma PLC, Class A	1,070	29
Sage Group PLC	4,881	59
Schroders PLC	3,828	19
Segro PLC REIT	5,525	48
Severn Trent PLC	1,177	34
Shell PLC	32,876	1,042
Smith & Nephew PLC	4,184	52
Smiths Group PLC	1,690	33
Spirax-Sarco Engineering PLC	349	40
SSE PLC	5,199	102
St. James's Place PLC	2,575	26
Standard Chartered PLC	11,679	107
Taylor Wimpey PLC	16,230	23
Tesco PLC	34,728	112
Unilever PLC CVA	12,092	598
United Utilities Group PLC	3,187	37
Vodafone Group PLC	109,169	102
Whitbread PLC	957	40
Wise PLC Class A (e)	2,858	24
WPP PLC	5,229	47
		10,661
United States (21.2%)
3M Co.	1,566	147
A O Smith Corp.	356	24
Abbott Laboratories	5,024	487
AbbVie, Inc.	5,094	759
Accenture PLC, Class A	1,814	557
Activision Blizzard, Inc.	2,142	201
Adobe, Inc. (e)	1,312	669
Advance Auto Parts, Inc.	164	9
Advanced Micro Devices, Inc. (e)	4,757	489
AECOM	376	31
AES Corp.	1,879	29
	Shares	Value (000)
Aflac, Inc.	1,650	$127
Agilent Technologies, Inc.	821	92
Air Products & Chemicals, Inc.	636	180
Airbnb, Inc., Class A (e)	1,185	163
Akamai Technologies, Inc. (e)	444	47
Albemarle Corp.	340	58
Albertsons Cos., Inc., Class A	818	19
Alcoa Corp.	514	15
Alexandria Real Estate Equities, Inc. REIT	456	46
Align Technology, Inc. (e)	219	67
Allegion PLC	250	26
Alliant Energy Corp.	709	34
Allstate Corp.	738	82
Ally Financial, Inc.	738	20
Alnylam Pharmaceuticals, Inc. (e)	356	63
Alphabet, Inc., Class A (e)	33,251	4,366
Altria Group, Inc.	5,172	217
Amazon.com, Inc. (e)	26,331	3,347
Amcor PLC	4,230	39
Ameren Corp.	742	56
American Electric Power Co., Inc.	1,448	109
American Express Co.	1,820	272
American Financial Group, Inc.	205	23
American Homes 4 Rent, Class A REIT	929	31
American International Group, Inc.	2,097	127
American Tower Corp. REIT	1,302	214
American Water Works Co., Inc.	550	68
Ameriprise Financial, Inc.	300	99
AMETEK, Inc.	664	98
Amgen, Inc.	1,516	407
Amphenol Corp., Class A	1,708	143
Analog Devices, Inc.	1,443	253
Annaly Capital Management, Inc. REIT	1,397	26
ANSYS, Inc. (e)	249	74
Aon PLC, Class A	588	191
APA Corp.	885	36
Apollo Global Management, Inc.	1,145	103
Apple, Inc.	45,808	7,843
Applied Materials, Inc.	2,459	340
Aptiv PLC (e)	767	76
Aramark	667	23
Arch Capital Group Ltd. (e)	1,070	85
Archer-Daniels-Midland Co.	1,554	117
Ares Management Corp., Class A	451	46
Arista Networks, Inc. (e)	735	135
Arrow Electronics, Inc. (e)	166	21
Arthur J Gallagher & Co.	616	140
Aspen Technology, Inc. (e)	83	17
Assurant, Inc.	150	22
AT&T, Inc.	19,222	289
Atlanta Braves Holdings, Inc., Class C (e)	17	1
Atlassian Corp., Class A (e)	425	86
Atmos Energy Corp.	408	43

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Autodesk, Inc. (e)	607	$126
Automatic Data Processing, Inc.	1,174	282
AutoZone, Inc. (e)	53	135
AvalonBay Communities, Inc. REIT	400	69
Avantor, Inc. (e)	1,859	39
Avery Dennison Corp.	232	42
Axon Enterprise, Inc. (e)	202	40
Baker Hughes Co.	2,885	102
Ball Corp.	891	44
Bank of America Corp.	20,322	556
Bank of New York Mellon Corp.	2,281	97
Bath & Body Works, Inc.	620	21
Baxter International, Inc.	1,420	54
Becton Dickinson & Co.	812	210
Bentley Systems, Inc., Class B	647	32
Berkshire Hathaway, Inc., Class B (e)	3,831	1,342
Best Buy Co., Inc.	563	39
Bill Holdings, Inc. (e)	276	30
Biogen, Inc. (e)	412	106
BioMarin Pharmaceutical, Inc. (e)	529	47
Bio-Rad Laboratories, Inc., Class A (e)	62	22
Bio-Techne Corp.	443	30
BlackRock, Inc.	425	275
Blackstone, Inc.	1,986	213
Block, Inc., Class A (e)	1,546	68
Boeing Co. (e)	1,648	316
Booking Holdings, Inc. (e)	108	333
Booz Allen Hamilton Holding Corp.	377	41
BorgWarner, Inc.	664	27
Boston Properties, Inc. REIT	412	25
Boston Scientific Corp. (e)	4,232	223
Bristol-Myers Squibb Co.	6,048	351
Broadcom, Inc.	1,196	993
Broadridge Financial Solutions, Inc.	331	59
Brown & Brown, Inc.	692	48
Brown-Forman Corp., Class B	872	50
Builders FirstSource, Inc. (e)	399	50
Bunge Ltd.	425	46
Burlington Stores, Inc. (e)	184	25
Cadence Design Systems, Inc. (e)	784	184
Caesars Entertainment, Inc. (e)	607	28
Camden Property Trust REIT	303	29
Campbell Soup Co.	547	22
Capital One Financial Corp.	1,076	104
Cardinal Health, Inc.	745	65
Carlisle Cos., Inc.	146	38
Carlyle Group, Inc.	607	18
CarMax, Inc. (e)	453	32
Carnival Corp. (e)	2,903	40
Carrier Global Corp.	2,395	132
Catalent, Inc. (e)	509	23
Caterpillar, Inc.	1,488	406
	Shares	Value (000)
Cboe Global Markets, Inc.	303	$47
CBRE Group, Inc., Class A (e)	885	65
CDW Corp.	382	77
Celanese Corp.	301	38
Cencora, Inc.	496	89
Centene Corp. (e)	1,517	104
CenterPoint Energy, Inc.	1,778	48
Ceridian HCM Holding, Inc. (e)	419	28
CF Industries Holdings, Inc.	543	47
CH Robinson Worldwide, Inc.	328	28
Charles River Laboratories International, Inc. (e)	145	28
Charles Schwab Corp.	4,308	237
Charter Communications, Inc., Class A (e)	278	122
Cheniere Energy, Inc.	704	117
Chesapeake Energy Corp.	323	28
Chevron Corp.	5,097	859
Chewy, Inc., Class A (e)	282	5
Chipotle Mexican Grill, Inc. (e)	79	145
Chubb Ltd.	1,177	245
Church & Dwight Co., Inc.	699	64
Cigna Group	822	235
Cincinnati Financial Corp.	447	46
Cintas Corp.	263	127
Cisco Systems, Inc.	11,702	629
Citigroup, Inc.	5,603	230
Citizens Financial Group, Inc.	1,298	35
Clarivate PLC (e)	1,065	7
Cleveland-Cliffs, Inc. (e)	1,475	23
Clorox Co.	350	46
Cloudflare, Inc., Class A (e)	777	49
CME Group, Inc.	1,024	205
CMS Energy Corp.	817	43
Coca-Cola Co.	11,747	658
Cognex Corp.	492	21
Cognizant Technology Solutions Corp., Class A	1,462	99
Coinbase Global, Inc., Class A (e)	463	35
Colgate-Palmolive Co.	2,242	159
Comcast Corp., Class A	12,133	538
Conagra Brands, Inc.	1,340	37
ConocoPhillips	3,424	410
Consolidated Edison, Inc.	977	84
Constellation Brands, Inc., Class A	452	114
Constellation Energy Corp.	945	103
Contra Abiomed, Inc. (e)	90	—	@
Cooper Cos., Inc.	142	45
Copart, Inc. (e)	2,482	107
Corning, Inc.	2,300	70
Corteva, Inc.	2,002	102
CoStar Group, Inc. (e)	1,154	89
Costco Wholesale Corp.	1,265	715
Coterra Energy, Inc.	2,188	59
Crowdstrike Holdings, Inc., Class A (e)	619	104
Crown Castle, Inc. REIT	1,205	111

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Crown Holdings, Inc.	342	$30
CSX Corp.	5,928	182
Cummins, Inc.	404	92
CVS Health Corp.	3,580	250
Danaher Corp.	1,956	485
Darden Restaurants, Inc.	343	49
Darling Ingredients, Inc. (e)	457	24
Datadog, Inc., Class A (e)	709	65
DaVita, Inc. (e)	157	15
Deckers Outdoor Corp. (e)	75	39
Deere & Co.	796	300
Dell Technologies, Inc., Class C	729	50
Delta Air Lines, Inc.	459	17
Dentsply Sirona, Inc.	607	21
Devon Energy Corp.	1,865	89
Dexcom, Inc. (e)	1,145	107
Diamondback Energy, Inc.	491	76
Dick's Sporting Goods, Inc.	176	19
Digital Realty Trust, Inc. REIT	816	99
Discover Financial Services	740	64
DocuSign, Inc. (e)	575	24
Dollar General Corp.	621	66
Dollar Tree, Inc. (e)	625	67
Dominion Energy, Inc.	2,338	104
Domino's Pizza, Inc.	101	38
DoorDash, Inc., Class A (e)	732	58
Dover Corp.	400	56
Dow, Inc.	2,025	104
DR Horton, Inc.	885	95
Dropbox, Inc., Class A (e)	737	20
DTE Energy Co.	582	58
Duke Energy Corp.	2,176	192
DuPont de Nemours, Inc.	1,296	97
Dynatrace, Inc. (e)	627	29
Eastman Chemical Co.	338	26
Eaton Corp. PLC	1,139	243
eBay, Inc.	1,511	67
Ecolab, Inc.	738	125
Edison International	1,076	68
Edwards Lifesciences Corp. (e)	1,740	121
Electronic Arts, Inc.	786	95
Elevance Health, Inc.	640	279
Eli Lilly & Co.	2,297	1,234
Emerson Electric Co.	1,641	158
Enphase Energy, Inc. (e)	388	47
Entegris, Inc.	435	41
Entergy Corp.	593	55
EOG Resources, Inc.	1,674	212
EPAM Systems, Inc. (e)	162	41
EQT Corp.	1,034	42
Equifax, Inc.	349	64
Equinix, Inc. REIT	261	190
	Shares	Value (000)
Equitable Holdings, Inc.	1,017	$29
Equity Lifestyle Properties, Inc. REIT	498	32
Equity Residential REIT	1,022	60
Erie Indemnity Co., Class A	73	21
Essential Utilities, Inc.	707	24
Essex Property Trust, Inc. REIT	182	39
Estee Lauder Cos., Inc., Class A	656	95
Etsy, Inc. (e)	346	22
Everest Group Ltd.	123	46
Evergy, Inc.	648	33
Eversource Energy	982	57
Exact Sciences Corp. (e)	502	34
Exelon Corp.	2,818	106
Expedia Group, Inc. (e)	430	44
Expeditors International of Washington, Inc.	438	50
Extra Space Storage, Inc. REIT	384	47
Exxon Mobil Corp.	11,695	1,375
F5, Inc. (e)	171	28
FactSet Research Systems, Inc.	108	47
Fair Isaac Corp. (e)	73	63
Fastenal Co.	1,614	88
FedEx Corp.	688	182
Ferguson PLC	588	97
Fidelity National Financial, Inc.	732	30
Fidelity National Information Services, Inc.	1,663	92
Fifth Third Bancorp	1,907	48
First Citizens BancShares, Inc., Class A	32	44
First Horizon Corp.	1,512	17
First Republic Bank	501	—	@
First Solar, Inc. (e)	294	48
FirstEnergy Corp.	1,543	53
Fiserv, Inc. (e)	1,794	203
FleetCor Technologies, Inc. (e)	201	51
FMC Corp.	356	24
Ford Motor Co.	11,430	142
Fortinet, Inc. (e)	1,941	114
Fortive Corp.	1,009	75
Fortune Brands Innovations, Inc.	365	23
Fox Corp., Class A	1,266	39
Franklin Resources, Inc.	844	21
Freeport-McMoRan, Inc.	4,103	153
Gaming and Leisure Properties, Inc. REIT	742	34
Garmin Ltd.	438	46
Gartner, Inc. (e)	230	79
GE HealthCare Technologies, Inc.	1,171	80
Gen Digital, Inc.	1,634	29
Generac Holdings, Inc. (e)	174	19
General Dynamics Corp.	665	147
General Electric Co.	3,158	349
General Mills, Inc.	1,665	107
General Motors Co.	3,957	130
Genuine Parts Co.	400	58
Gilead Sciences, Inc.	3,608	270

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Global Payments, Inc.	755	$87
Globe Life, Inc.	261	28
GoDaddy, Inc., Class A (e)	419	31
Goldman Sachs Group, Inc.	938	304
Graco, Inc.	481	35
Halliburton Co.	2,651	107
Hartford Financial Services Group, Inc.	891	63
Hasbro, Inc.	372	25
HCA Healthcare, Inc.	604	149
Healthcare Realty Trust, Inc. REIT	1,059	16
Healthpeak Properties, Inc. REIT	1,528	28
HEICO Corp.	338	48
Henry Schein, Inc. (e)	377	28
Hershey Co.	417	83
Hess Corp.	789	121
Hewlett Packard Enterprise Co.	3,714	65
HF Sinclair Corp.	433	25
Hilton Worldwide Holdings, Inc.	763	115
Hologic, Inc. (e)	700	49
Home Depot, Inc.	2,971	898
Honeywell International, Inc.	1,896	350
Horizon Therapeutics PLC (e)	537	62
Hormel Foods Corp.	853	32
Host Hotels & Resorts, Inc. REIT	2,026	33
Howmet Aerospace, Inc.	1,128	52
HP, Inc.	2,503	64
Hubbell, Inc.	153	48
HubSpot, Inc. (e)	134	66
Humana, Inc.	351	171
Huntington Bancshares, Inc.	4,163	43
Huntington Ingalls Industries, Inc.	114	23
Hyatt Hotels Corp., Class A	136	14
IDEX Corp.	214	45
IDEXX Laboratories, Inc. (e)	236	103
Illinois Tool Works, Inc.	868	200
Illumina, Inc. (e)	445	61
Incyte Corp. (e)	535	31
Ingersoll Rand, Inc.	1,183	75
Insulet Corp. (e)	197	31
Intel Corp.	12,101	430
Intercontinental Exchange, Inc.	1,601	176
International Business Machines Corp.	2,582	362
International Flavors & Fragrances, Inc.	712	49
International Paper Co.	942	33
Interpublic Group of Cos., Inc.	1,189	34
Intuit, Inc.	791	404
Intuitive Surgical, Inc. (e)	1,015	297
Invesco Ltd.	977	14
Invitation Homes, Inc. REIT	1,737	55
IQVIA Holdings, Inc. (e)	529	104
Iron Mountain, Inc. REIT	830	49
J M Smucker Co.	301	37
	Shares	Value (000)
Jack Henry & Associates, Inc.	205	$31
Jacobs Solutions, Inc.	363	50
Jazz Pharmaceuticals PLC (e)	176	23
JB Hunt Transport Services, Inc.	231	44
Johnson & Johnson	7,495	1,167
Johnson Controls International PLC	1,972	105
JPMorgan Chase & Co.	8,516	1,235
Juniper Networks, Inc.	918	26
Kellogg Co.	778	46
Keurig Dr Pepper, Inc.	2,571	81
KeyCorp	2,499	27
Keysight Technologies, Inc. (e)	505	67
Kimberly-Clark Corp.	954	115
Kimco Realty Corp. REIT	1,747	31
Kinder Morgan, Inc.	5,853	97
KKR & Co., Inc.	1,721	106
KLA Corp.	406	186
Knight-Swift Transportation Holdings, Inc.	451	23
Kraft Heinz Co.	2,238	75
Kroger Co.	1,927	86
L3Harris Technologies, Inc.	540	94
Laboratory Corp. of America Holdings	250	50
Lam Research Corp.	393	246
Lamb Weston Holdings, Inc.	415	38
Las Vegas Sands Corp.	999	46
Lattice Semiconductor Corp. (e)	404	35
Lear Corp.	168	23
Leidos Holdings, Inc.	371	34
Lennar Corp., Class A	728	82
Lennox International, Inc.	92	34
Liberty Broadband Corp., Class C (e)	334	30
Liberty Global PLC Series C (e)	1,177	21
Liberty Media Corp.-Liberty Formula One, Class C (e)	564	35
Liberty Media Corp.-Liberty Live, Class C (e)	141	5
Liberty Media Corp.-Liberty SiriusXM, Class C (e)	474	12
Linde PLC	1,426	531
Live Nation Entertainment, Inc. (e)	469	39
LKQ Corp.	761	38
Lockheed Martin Corp.	659	270
Loews Corp.	559	35
Lowe's Cos., Inc.	1,697	353
LPL Financial Holdings, Inc.	227	54
Lucid Group, Inc. (e)	2,488	14
Lululemon Athletica, Inc. (e)	326	126
LyondellBasell Industries NV, Class A	738	70
M&T Bank Corp.	469	59
Marathon Oil Corp.	1,774	47
Marathon Petroleum Corp.	1,241	188
Markel Group, Inc. (e)	35	52
MarketAxess Holdings, Inc.	106	23
Marriott International, Inc., Class A	761	150
Marsh & McLennan Cos., Inc.	1,416	269
Martin Marietta Materials, Inc.	180	74

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Marvell Technology, Inc.	2,432	$132
Masco Corp.	647	35
Masimo Corp. (e)	133	12
Mastercard, Inc., Class A	2,431	962
Match Group, Inc. (e)	793	31
McCormick & Co., Inc.	715	54
McDonald's Corp.	2,082	548
McKesson Corp.	394	171
Medtronic PLC	3,898	305
MercadoLibre, Inc. (e)	128	162
Merck & Co., Inc.	7,305	752
Meta Platforms, Inc., Class A (e)	6,328	1,900
MetLife, Inc.	1,856	117
Mettler-Toledo International, Inc. (e)	63	70
MGM Resorts International (e)	855	31
Microchip Technology, Inc.	1,583	124
Micron Technology, Inc.	3,102	211
Microsoft Corp.	20,867	6,589
Mid-America Apartment Communities, Inc. REIT	331	43
Moderna, Inc. (e)	914	94
Mohawk Industries, Inc. (e)	153	13
Molina Healthcare, Inc. (e)	160	52
Molson Coors Beverage Co., Class B	534	34
Mondelez International, Inc., Class A	3,850	267
MongoDB, Inc. (e)	199	69
Monolithic Power Systems, Inc.	130	60
Monster Beverage Corp. (e)	2,213	117
Moody's Corp.	472	149
Mosaic Co.	931	33
Motorola Solutions, Inc.	478	130
MSCI, Inc.	227	116
Nasdaq, Inc.	981	48
NetApp, Inc.	609	46
Netflix, Inc. (e)	1,268	479
Neurocrine Biosciences, Inc. (e)	277	31
Newmont Corp.	2,270	84
News Corp., Class A	1,111	22
NextEra Energy, Inc.	5,872	336
NIKE, Inc., Class B	3,524	337
NiSource, Inc.	1,161	29
Nordson Corp.	146	33
Norfolk Southern Corp.	643	127
Northern Trust Corp.	519	36
Northrop Grumman Corp.	413	182
Novocure Ltd. (e)	272	4
NRG Energy, Inc.	655	25
Nucor Corp.	734	115
NVIDIA Corp.	7,214	3,138
NVR, Inc. (e)	10	60
NXP Semiconductors NV	746	149
Occidental Petroleum Corp.	2,046	133
Okta, Inc. (e)	443	36
	Shares	Value (000)
Old Dominion Freight Line, Inc.	281	$115
Omnicom Group, Inc.	648	48
ON Semiconductor Corp. (e)	1,255	117
ONEOK, Inc.	1,270	81
Oracle Corp.	4,800	508
O'Reilly Automotive, Inc. (e)	174	158
Otis Worldwide Corp.	1,183	95
Ovintiv, Inc.	692	33
Owens Corning	260	35
PACCAR, Inc.	1,496	127
Packaging Corp. of America	256	39
Palantir Technologies, Inc., Class A (e)	5,158	83
Palo Alto Networks, Inc. (e)	872	204
Paramount Global, Class B	1,344	17
Parker-Hannifin Corp.	372	145
Paychex, Inc.	920	106
Paycom Software, Inc.	154	40
Paylocity Holding Corp. (e)	120	22
PayPal Holdings, Inc. (e)	3,050	178
Pentair PLC	467	30
PepsiCo, Inc.	3,895	660
Pfizer, Inc.	16,223	538
PG&E Corp. (e)	5,133	83
Philip Morris International, Inc.	4,496	416
Phillips 66	1,295	156
Pinterest, Inc., Class A (e)	1,715	46
Pioneer Natural Resources Co.	667	153
PNC Financial Services Group, Inc.	1,128	138
Pool Corp.	111	40
PPG Industries, Inc.	676	88
PPL Corp.	2,073	49
Principal Financial Group, Inc.	685	49
Procter & Gamble Co.	6,793	991
Progressive Corp.	1,695	236
Prologis, Inc. REIT	2,645	297
Prudential Financial, Inc.	1,040	99
PTC, Inc. (e)	322	46
Public Service Enterprise Group, Inc.	1,407	80
Public Storage REIT	451	119
PulteGroup, Inc.	640	47
Qorvo, Inc. (e)	285	27
QUALCOMM, Inc.	3,122	347
Quanta Services, Inc.	415	78
Quest Diagnostics, Inc.	316	39
Raymond James Financial, Inc.	585	59
Realty Income Corp. REIT	1,861	93
Regency Centers Corp. REIT	435	26
Regeneron Pharmaceuticals, Inc. (e)	306	252
Regions Financial Corp.	2,642	45
Reliance Steel & Aluminum Co.	170	45
Repligen Corp. (e)	150	24
Republic Services, Inc.	631	90
ResMed, Inc.	422	62
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Revvity, Inc.	349	$39
Rivian Automotive, Inc., Class A (e)	1,823	44
Robert Half, Inc.	308	23
ROBLOX Corp., Class A (e)	1,220	35
Rockwell Automation, Inc.	333	95
Roku, Inc. (e)	350	25
Rollins, Inc.	706	26
Roper Technologies, Inc.	303	147
Ross Stores, Inc.	974	110
Royal Caribbean Cruises Ltd. (e)	662	61
RPM International, Inc.	365	35
RTX Corp.	4,184	301
S&P Global, Inc.	935	342
Salesforce, Inc. (e)	2,772	562
SBA Communications Corp. REIT	299	60
Schlumberger NV	4,059	237
Seagate Technology Holdings PLC	535	35
Seagen, Inc. (e)	401	85
Sealed Air Corp.	402	13
SEI Investments Co.	268	16
Sempra	1,782	121
Sensata Technologies Holding PLC	438	17
ServiceNow, Inc. (e)	576	322
Sherwin-Williams Co.	698	178
Simon Property Group, Inc. REIT	921	99
Sirius XM Holdings, Inc.	2,183	10
Skyworks Solutions, Inc.	455	45
Snap, Inc., Class A (e)	2,874	26
Snap-on, Inc.	152	39
Snowflake, Inc., Class A (e)	750	115
SolarEdge Technologies, Inc. (e)	160	21
Southern Co.	3,082	199
Southwest Airlines Co.	418	11
Splunk, Inc. (e)	456	67
SS&C Technologies Holdings, Inc.	632	33
Stanley Black & Decker, Inc.	438	37
Starbucks Corp.	3,269	298
State Street Corp.	938	63
Steel Dynamics, Inc.	478	51
Steris PLC	282	62
Stryker Corp.	982	268
Sun Communities, Inc. REIT	349	41
Synchrony Financial	1,225	37
Synopsys, Inc. (e)	439	201
Sysco Corp.	1,421	94
T Rowe Price Group, Inc.	631	66
Take-Two Interactive Software, Inc. (e)	488	69
Targa Resources Corp.	611	52
Target Corp.	1,300	144
TE Connectivity Ltd.	904	112
Teledyne Technologies, Inc. (e)	135	55
Teleflex, Inc.	134	26
	Shares	Value (000)
Teradyne, Inc.	450	$45
Tesla, Inc. (e)	8,301	2,077
Texas Instruments, Inc.	2,588	412
Texas Pacific Land Corp.	17	31
Textron, Inc.	591	46
Thermo Fisher Scientific, Inc.	1,071	542
TJX Cos., Inc.	3,376	300
T-Mobile US, Inc. (e)	1,727	242
Toast, Inc., Class A (e)	1,040	19
Toro Co.	297	25
Tractor Supply Co.	314	64
Trade Desk, Inc., Class A (e)	1,274	100
Tradeweb Markets, Inc., Class A	311	25
Trane Technologies PLC	664	135
TransDigm Group, Inc. (e)	158	133
TransUnion	548	39
Travelers Cos., Inc.	660	108
Trimble, Inc. (e)	700	38
Truist Financial Corp.	3,692	106
Twilio, Inc., Class A (e)	496	29
Tyler Technologies, Inc. (e)	121	47
Tyson Foods, Inc., Class A	799	40
Uber Technologies, Inc. (e)	5,291	243
UDR, Inc. REIT	887	32
UGI Corp.	591	14
U-Haul Holding Co.	273	14
UiPath, Inc., Class A (e)	1,013	17
Ulta Beauty, Inc. (e)	145	58
Union Pacific Corp.	1,724	351
United Parcel Service, Inc., Class B	2,049	319
United Rentals, Inc.	199	88
United Therapeutics Corp. (e)	130	29
UnitedHealth Group, Inc.	2,634	1,328
Unity Software, Inc. (e)	639	20
Universal Health Services, Inc., Class B	182	23
US Bancorp	4,229	140
Vail Resorts, Inc.	117	26
Valero Energy Corp.	1,031	146
Veeva Systems, Inc., Class A (e)	421	86
Ventas, Inc. REIT	1,133	48
VeriSign, Inc. (e)	269	54
Verisk Analytics, Inc.	414	98
Verizon Communications, Inc.	11,566	375
Vertex Pharmaceuticals, Inc. (e)	731	254
VF Corp.	906	16
Viatris, Inc.	3,315	33
VICI Properties, Inc. REIT	2,830	82
Visa, Inc., Class A	4,628	1,064
Vistra Corp.	960	32
VMware, Inc., Class A (e)	640	107
Vulcan Materials Co.	385	78
W R Berkley Corp.	601	38
Walgreens Boots Alliance, Inc.	2,075	46

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Walmart, Inc.	4,243	$679
Walt Disney Co. (e)	5,234	424
Warner Bros Discovery, Inc. (e)	6,486	70
Waste Connections, Inc.	733	98
Waste Management, Inc.	1,160	177
Waters Corp. (e)	163	45
Watsco, Inc.	96	36
Webster Financial Corp.	488	20
WEC Energy Group, Inc.	887	71
Wells Fargo & Co.	10,808	442
Welltower, Inc. REIT	1,403	115
West Pharmaceutical Services, Inc.	213	80
Western Digital Corp. (e)	891	41
Westinghouse Air Brake Technologies Corp.	518	55
Westlake Corp.	109	14
Westrock Co.	720	26
Weyerhaeuser Co. REIT	2,103	64
Whirlpool Corp.	154	21
Williams Cos., Inc.	3,484	117
Willis Towers Watson PLC	304	64
Wolfspeed, Inc. (e)	348	13
Workday, Inc., Class A (e)	575	124
WP Carey, Inc. REIT	605	33
WW Grainger, Inc.	128	89
Wynn Resorts Ltd.	295	27
Xcel Energy, Inc.	1,550	89
Xylem, Inc.	681	62
Yum! Brands, Inc.	791	99
Zebra Technologies Corp., Class A (e)	145	34
Zillow Group, Inc., Class C (e)	438	20
Zimmer Biomet Holdings, Inc.	598	67
Zoetis, Inc.	1,313	228
Zoom Video Communications, Inc., Class A (e)	661	46
ZoomInfo Technologies, Inc., Class A (e)	789	13
Zscaler, Inc. (e)	240	37
		108,797
Total Common Stocks (Cost $120,147)		175,339
	No. of Warrants
Warrants (0.0%)‡
Canada (0.0%)‡
Constellation Software, Inc. expires 03/31/40 (e) (Cost $—)	95	1
	Shares	Value (000)
Short-Term Investments (15.1%)
Investment Company (14.5%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $74,041)	74,040,625	$74,041
	Face Amount (000)
U.S. Treasury Securities (0.6%)
U.S. Treasury Bill,
5.01%, 11/30/23 (g)	$2,291	2,271
5.33%, 11/30/23 (g)	550	545
5.38%, 11/30/23 (g)	150	148
5.43%, 11/30/23 (g)	150	149
Total U.S. Treasury Securities (Cost $3,115)		3,113
Total Short-Term Investments (Cost $77,156)		77,154
Total Investments (93.2%) (Cost $452,578) (h)(i)(j)		477,725
Other Assets in Excess of Liabilities 6.8%		35,128
Net Assets (100.0%)		$512,853

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

‡  Amount is less than 0.05%.

@  Face Amount/Value is less than $500.

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Floating or variable rate securities: The rates disclosed are as of September 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Consolidated Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Consolidated Portfolio of Investments.

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time after which they revert to a floating rate. Interest rates in effect are as of September 30, 2023.

(e)  Non-income producing security.

(f)  At September 30, 2023, the Fund held a fair valued security at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Trustees.

(g)  Rate shown is the yield to maturity at September 30, 2023.

(h)  The approximate fair value and percentage of net assets, $57,715,000 and 11.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Consolidated Financial Statements.

(i)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency exchange contracts, futures contracts and swap agreements.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

(j)  At September 30, 2023, the aggregate cost for federal income tax purposes is approximately $472,181,000. The aggregate gross unrealized appreciation is approximately $74,428,000 and the aggregate gross unrealized depreciation is approximately $70,344,000, resulting in net unrealized appreciation of approximately $4,084,000.

ADR  American Depositary Receipt.

CLO  Collateralized Loan Obligation.

CVA  Certificaten Van Aandelen.

DAC  Designated Activity Company.

EURIBOR  Euro Interbank Offered Rate.

LSE  London Stock Exchange.

MTN  Medium Term Note.

NYSE  New York Stock Exchange.

OAT  Obligations Assimilables du Trésor (French Treasury Obligation).

REIT  Real Estate Investment Trust.

SOFR  Secured Overnight Financing Rate.

SONIA  Sterling Overnight Index Average.

TBA  To Be Announced.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at September 30, 2023:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Australia & New Zealand Banking Group Ltd.	TRY	457,638		$15,700	12/14/23	$— @
Australia & New Zealand Banking Group Ltd.		$368,800	EUR	342,975	11/10/23	(6)
Australia & New Zealand Banking Group Ltd.		$8,298	JPY	1,190,691	11/10/23	(— @)
Bank of America NA	CNH	3,537,979		$486,003	12/14/23	(— @)
Bank of America NA	CNY	10,000,000		$1,384,083	11/10/23	11
Bank of America NA	PLN	251,986		$57,625	12/14/23	— @
Bank of America NA		$130,868	ILS	495,760	12/14/23	(— @)
Bank of America NA		$645,165	JPY	93,607,001	12/14/23	(11)
Bank of America NA		$1,945,325	KRW	2,515,849,394	11/10/23	(77)
Bank of America NA		$54,786	SEK	606,847	12/14/23	1
Bank of New York Mellon		$64,342	DKK	445,639	12/14/23	(1)
Barclays Bank PLC	CNY	4,300,000		$593,349	11/10/23	3
Barclays Bank PLC	EUR	1,358,786		$1,461,911	12/14/23	21
Barclays Bank PLC	HKD	4,413		$565	12/14/23	— @
Barclays Bank PLC		$1,037,913	CHF	900,097	11/10/23	(51)
Barclays Bank PLC		$1,380,089	JPY	200,237,152	12/14/23	(24)
Barclays Bank PLC		$332,022	MXN	5,830,466	12/14/23	(2)
Barclays Bank PLC		$1,731,031	SEK	19,174,027	12/14/23	30
BNP Paribas SA	BRL	1,120,304		$221,408	12/14/23	1
BNP Paribas SA	CAD	487,487		$359,989	12/14/23	1
BNP Paribas SA	CHF	120,619		$132,948	12/14/23	— @
BNP Paribas SA	CNH	1,335,590		$183,459	12/14/23	(— @)
BNP Paribas SA	CNY	134,683,820		$18,524,877	12/14/23	(31)
BNP Paribas SA	COP	1,494,960,000		$358,160	11/10/23	(4)
BNP Paribas SA	EUR	735,550		$800,524	11/10/23	22
BNP Paribas SA	EUR	10,000		$10,777	11/10/23	— @
BNP Paribas SA	EUR	1,503,015		$1,617,101	12/14/23	23
BNP Paribas SA	HKD	298,632		$38,222	12/14/23	— @
BNP Paribas SA	IDR	17,038,139,154		$1,121,447	11/10/23	19
BNP Paribas SA	INR	6,879,651		$82,374	12/14/23	(— @)
BNP Paribas SA	JPY	60,747,000		$409,807	11/10/23	1
BNP Paribas SA	THB	4,257,197		$123,960	11/10/23	7
BNP Paribas SA		$479,370	AUD	744,664	12/14/23	1
BNP Paribas SA		$252,368	AUD	390,724	12/14/23	(1)
BNP Paribas SA		$272,824	CAD	369,155	12/14/23	(1)
BNP Paribas SA		$82,659	CLP	74,030,514	12/14/23	— @
BNP Paribas SA		$4,325,414	CNY	30,731,204	11/10/23	(107)
BNP Paribas SA		$58,734	COP	242,881,489	12/14/23	(— @)
BNP Paribas SA		$1,927,203	EUR	1,740,071	11/10/23	(85)
BNP Paribas SA		$634,663	JPY	91,467,160	11/10/23	(19)
BNP Paribas SA		$2,855,746	MXN	50,138,331	12/14/23	(13)
BNP Paribas SA		$52,335	TWD	1,669,157	12/14/23	(— @)
Citibank NA		$233,698	CAD	316,295	11/10/23	(1)
Citibank NA		$9,953	CZK	228,953	12/14/23	(— @)
Citibank NA		$60,283	ILS	228,491	12/14/23	(— @)
Citibank NA		$661,738	SEK	6,998,986	11/10/23	(20)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts (cont'd):

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International	BRL	35,175,046		$6,958,741	12/14/23	$24
Goldman Sachs International	HKD	168		$21	12/14/23	— @
Goldman Sachs International	HUF	138,628,068		$382,273	11/10/23	8
Goldman Sachs International	NOK	583,174		$54,626	12/14/23	(— @)
Goldman Sachs International	NZD	494,475		$291,690	12/14/23	(5)
Goldman Sachs International	SGD	83,242		$61,322	12/14/23	— @
Goldman Sachs International		$1,511,551	CHF	1,336,466	12/14/23	(40)
Goldman Sachs International		$110,997	CLP	96,240,000	11/10/23	(3)
Goldman Sachs International		$12,078	CZK	277,842	12/14/23	(— @)
Goldman Sachs International		$2,268,898	JPY	329,194,114	12/14/23	(40)
Goldman Sachs International		$1,499	JPY	221,875	11/10/23	(— @)
Goldman Sachs International		$104,790	MXN	1,813,003	11/10/23	(1)
Goldman Sachs International		$243,044	MXN	4,197,330	11/10/23	(4)
Goldman Sachs International		$1,445,741	MXN	25,388,215	12/14/23	(6)
Goldman Sachs International		$110,490	PEN	411,443	11/10/23	(2)
Goldman Sachs International		$126,545	PLN	512,541	11/10/23	(9)
Goldman Sachs International		$139,923	RON	631,531	11/10/23	(6)
Goldman Sachs International		$463,941	SEK	5,138,543	12/14/23	8
JPMorgan Chase Bank NA	CAD	936,223		$701,361	11/10/23	12
JPMorgan Chase Bank NA	CAD	127,003		$93,786	12/14/23	— @
JPMorgan Chase Bank NA	DKK	493,419		$73,152	11/10/23	3
JPMorgan Chase Bank NA	EUR	7,058,640		$7,594,042	12/14/23	107
JPMorgan Chase Bank NA	EUR	1,172,882		$1,244,258	12/14/23	— @
JPMorgan Chase Bank NA	MXN	17,595,132		$1,008,751	11/10/23	6
JPMorgan Chase Bank NA	NOK	448,866		$42,047	12/14/23	— @
JPMorgan Chase Bank NA	NZD	1,671,025		$1,024,204	11/10/23	23
JPMorgan Chase Bank NA	NZD	4,429,549		$2,612,959	12/14/23	(42)
JPMorgan Chase Bank NA	SGD	131,289		$96,720	12/14/23	— @
JPMorgan Chase Bank NA		$1,693,680	AUD	2,630,966	12/14/23	2
JPMorgan Chase Bank NA		$1,269,423	CHF	1,122,393	12/14/23	(33)
JPMorgan Chase Bank NA		$208,990	COP	892,795,000	11/10/23	7
JPMorgan Chase Bank NA		$660,864	EUR	623,233	12/14/23	— @
JPMorgan Chase Bank NA		$1,846	GBP	1,480	12/14/23	(— @)
JPMorgan Chase Bank NA		$1,139,018	JPY	165,260,675	12/14/23	(20)
JPMorgan Chase Bank NA		$348,286	MXN	6,025,316	11/10/23	(5)
JPMorgan Chase Bank NA		$680,374	MXN	11,948,026	12/14/23	(3)
JPMorgan Chase Bank NA		$674,994	MXN	11,876,480	12/14/23	(2)
JPMorgan Chase Bank NA		$94,542	NOK	960,145	11/10/23	(5)
JPMorgan Chase Bank NA		$156,971	SEK	1,738,749	12/14/23	3
JPMorgan Chase Bank NA		$109,741	SGD	146,026	11/10/23	(3)
Standard Chartered Bank	NZD	319,906		$188,702	12/14/23	(3)
Standard Chartered Bank		$1,999,457	CAD	2,725,396	11/10/23	8
State Street Bank and Trust Co.	EUR	229,704		$247,141	12/14/23	3
UBS AG	AUD	2,090,886		$1,379,562	11/10/23	34
UBS AG	AUD	151,566		$98,268	11/10/23	1
UBS AG	CAD	230,411		$170,569	11/10/23	1
UBS AG	CAD	191,730		$141,587	12/14/23	— @
UBS AG	EUR	2,334,850		$2,512,065	12/14/23	35
UBS AG	GBP	1,491,303		$1,902,821	11/10/23	83
UBS AG	GBP	69,598		$88,185	11/10/23	3
UBS AG	GBP	1,234,123		$1,500,887	11/10/23	(5)
UBS AG	HKD	4,325		$554	12/14/23	— @
UBS AG	HKD	1,699,294		$217,368	12/14/23	— @
UBS AG	IDR	419,891,537		$27,331	12/14/23	— @
UBS AG	JPY	111,978,232		$758,157	12/14/23	— @
UBS AG	NZD	576,639		$342,854	11/10/23	(3)
UBS AG	NZD	13,134,328		$7,748,006	12/14/23	(124)
UBS AG	SEK	4,708,477		$421,939	11/10/23	(10)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts (cont'd):

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
UBS AG	THB	548,547		$15,473	12/14/23	$—	@
UBS AG		$198,481	AUD	308,171	12/14/23	—	@
UBS AG		$931,461	CNY	6,700,000	11/10/23	(12)
UBS AG		$134,507	GBP	110,174	12/14/23	(—	@)
UBS AG		$4,294	HUF	1,540,800	11/10/23	(—	@)
UBS AG		$13,017	HUF	4,751,041	12/14/23	(—	@)
UBS AG		$1,612,013	JPY	225,292,504	11/10/23	(95)
UBS AG		$400,544	JPY	58,574,000	11/10/23	(6)
UBS AG		$191,471	KRW	254,842,004	12/14/23	(2)
UBS AG		$120,326	KRW	161,645,919	12/14/23	(—	@)
UBS AG		$1,371,840	MXN	24,089,517	12/14/23	(6)
UBS AG		$364,083	NZD	606,410	12/14/23	(1)
UBS AG		$179,232	SEK	1,985,363	12/14/23	3
UBS AG	ZAR	1,081,726		$56,649	12/14/23	(—	@)
Westpac Banking Corp.	CAD	2,076,755		$1,537,934	11/10/23	8
						$(427)

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2023:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
German Euro-Bobl Index (Germany)	17	Dec-23	EUR	1,700	$2,080	$(29)
German Euro-BTP Index (Germany)	8	Dec-23		800	928	(38)
German Euro-Schatz Index (Germany)	118	Dec-23		11,800	13,098	(56)
Montreal Exchange 10 yr. Canadian Bond Index (Canada)	1	Dec-23	CAD	100	85	(2)
MSCI Emerging Market Index (United States)	57	Dec-23		$3	2,723	(81)
Nikkei 225 Index (United States)	24	Dec-23	JPY	12	2,556	(59)
S&P 500 E Mini Index (United States)	2	Dec-23		$— @	433	(19)
SFE 10 yr. Australian Bond (Australia)	157	Dec-23	AUD	15,700	11,303	(300)
SGX MSCI Singapore Index (Singapore)	2	Oct-23	SGD	— @	42	— @
U.S. Treasury Long Bond (United States)	20	Dec-23		$2,000	2,276	(135)
U.S. Treasury Ultra Bond (United States)	33	Dec-23		3,300	3,917	(289)
U.S. Treasury 2 yr. Note (United States)	29	Dec-23		5,800	5,879	(11)
U.S. Treasury 5 yr. Note (United States)	121	Dec-23		12,100	12,748	(118)
U.S. Treasury 10 yr. Note (United States)	42	Dec-23		4,200	4,539	(79)
KFE 10 yr. Treasury Bond Index (Korea, Republic of)	24	Dec-23	KRW	2,400,000	1,919	(12)
U.S. Treasury 10 yr. Ultra Note (United States)	80	Dec-23		$8,000	8,925	(360)
ICE Brent Crude Oil Index (United States)	60	Oct-23		60	5,532	751
Short:
Euro Stoxx 50 Index (Germany)	38	Dec-23	EUR	(— @)	(1,689)	23
FTSE 100 Index (United Kingdom)	1	Dec-23	GBP	(— @)	(94)	(1)
German Euro-BTP Index (Germany)	102	Dec-23	EUR	(10,200)	(11,833)	403
German Euro-Bund Index (Germany)	51	Dec-23		(5,100)	(6,936)	213
TSE Japanese 10 yr. Bond index (Japan)	54	Dec-23	JPY	(5,400,000)	(52,381)	352
U.S. Treasury 5 yr. Note (United States)	47	Dec-23		$(4,700)	(4,952)	44
U.S. Treasury 10 yr. Ultra Note (United States)	87	Dec-23		(8,700)	(9,706)	287
						$484

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Interest Rate Swap Agreements:

The Fund had the following interest rate swap agreements open at September 30, 2023:

Swap Counterparty	Floating Rate Index		Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (000)
Morgan Stanley & Co. LLC*	1	Week CNY	Pay	2.56%	Quarterly/ Quarterly	5/16/28	CNY	70,937	$83	$—	$83
Morgan Stanley & Co. LLC*	1	Week CNY	Pay	2.56	Quarterly/ Quarterly	5/16/28		70,937	82	—	82
									$165	$—	$165

Total Return Swap Agreements:

The Fund had the following total return swap agreements open at September 30, 2023:

Swap Counterparty	Index	Pay/Receive Total Return of Reference Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	MSCI USA Index	Pay	SOFR + 0.45%	Quarterly	7/16/24	$(21,469)	$(1,039)	$—	$(1,039)
Barclays Bank PLC	Barclays Macau Custom Basket Index	Receive	SOFR + 0.90%	Quarterly	9/9/24	968	53	—	53
Barclays Bank PLC	Barclays Macau Custom Basket Index	Receive	SOFR + 0.90%	Quarterly	9/9/24	645	29	—	29
Barclays Bank PLC	Barclays Macau Custom Basket Index	Receive	SOFR + 0.90%	Quarterly	9/9/24	645	19	—	19
Barclays Bank PLC	Barclays Macau Custom Basket Index	Receive	SOFR + 0.90%	Quarterly	9/9/24	645	10	—	10
Barclays Bank PLC	Barclays U.S. Cyclicals Custom Basket Index††	Receive	SOFR + 0.00%	Quarterly	7/24/24	4,552	336	—	336
Barclays Bank PLC	Barclays U.S. Cyclicals Custom Basket Index††	Receive	SOFR + 0.00%	Quarterly	7/24/24	4,566	346	—	346
Barclays Bank PLC	Barclays U.S. Cyclicals Custom Basket Index††	Receive	SOFR + 0.03%	Quarterly	7/24/24	4,511	351	—	351
Barclays Bank PLC	Barclays U.S. Cyclicals Custom Basket Index††	Receive	SOFR + 0.03%	Quarterly	7/24/24	4,426	220	—	220
Barclays Bank PLC	Barclays U.S. Defensives Custom Basket Index††	Pay	SOFR + 0.00%	Quarterly	7/24/24	(4,579)	(333)	—	(333)
Barclays Bank PLC	Barclays U.S. Defensives Custom Basket Index††	Pay	SOFR + 0.00%	Quarterly	7/24/24	(4,557)	(369)	—	(369)
Barclays Bank PLC	Barclays U.S. Defensives Custom Basket Index††	Pay	SOFR + 0.00%	Quarterly	7/24/24	(4,543)	(365)	—	(365)
Barclays Bank PLC	Barclays U.S. Defensives Custom Basket Index††	Pay	SOFR + 0.03%	Quarterly	7/24/24	(4,600)	(193)	—	(193)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Total Return Swap Agreements: (cont'd)

Swap Counterparty	Index	Pay/Receive Total Return of Reference Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)
Barclays Bank PLC	E&P Index	Pay	SOFR + 0.20%	Quarterly	4/10/24		$(922)	$128	$—	$128
Barclays Bank PLC	E&P Index	Pay	SOFR + 0.20%	Quarterly	4/10/24		(2,117)	295	—	295
Barclays Bank PLC	MSCI Daily Total Return World Gross Consumer Staples Index	Receive	SOFR + 0.10%	Quarterly	5/20/24		5,078	297	—	297
Barclays Bank PLC	MSCI World Tobacco Index	Pay	SOFR + 0.25%	Quarterly	5/20/24		(5,092)	(94)	—	(94)
BNP Paribas SA	BNP EU Luxury Index††	Receive	SOFR + 0.24%	Quarterly	6/5/24		2,596	284	—	284
BNP Paribas SA	BNP EU Luxury Index††	Receive	SOFR + 0.24%	Quarterly	6/5/24		4,771	523	—	523
BNP Paribas SA	BNP EU Luxury Index††	Receive	SOFR + 0.24%	Quarterly	6/5/24		2,686	294	—	294
BNP Paribas SA	BNP EU Luxury Index††	Receive	SOFR + 0.24%	Quarterly	6/5/24		905	124	—	124
BNP Paribas SA	BNP EU Luxury Index††	Receive	SOFR + 0.24%	Quarterly	6/5/24		2,920	283	—	283
BNP Paribas SA	EMU IMI Anti Value Custom Basket Index††	Receive	SOFR + 0.02%	Quarterly	9/18/24	EUR	2,290	106	—	106
BNP Paribas SA	EMU IMI Anti Value Custom Basket Index††	Receive	SOFR + 0.02%	Quarterly	9/18/24		4,148	151	—	151
BNP Paribas SA	EMU IMI Anti Value Custom Basket Index††	Receive	SOFR + 0.02%	Quarterly	9/18/24		4,186	126	—	126
BNP Paribas SA	EMU IMI Anti Value Custom Basket Index††	Receive	SOFR + 0.02%	Quarterly	9/18/24		4,226	155	—	155
BNP Paribas SA	EMU IMI Anti Value Custom Basket Index††	Receive	SOFR + 0.02%	Quarterly	9/18/24		4,144	83	—	83
BNP Paribas SA	EMU IMI Value Custom Basket Index††	Pay	SOFR + 0.35%	Quarterly	9/18/24		(2,287)	(64)	—	(64)
BNP Paribas SA	EMU IMI Value Custom Basket Index††	Pay	SOFR + 0.35%	Quarterly	9/18/24		(4,162)	(91)	—	(91)
BNP Paribas SA	EMU IMI Value Custom Basket Index††	Pay	SOFR + 0.35%	Quarterly	9/18/24		(4,202)	(84)	—	(84)
BNP Paribas SA	EMU IMI Value Custom Basket Index††	Pay	SOFR + 0.35%	Quarterly	9/18/24		(4,234)	(122)	—	(122)
BNP Paribas SA	EMU IMI Value Custom Basket Index††	Pay	SOFR + 0.35%	Quarterly	9/18/24		(4,073)	(76)	—	(76)
BNP Paribas SA	MSCI Japan Net Total Return USD	Pay	SOFR + 0.01%	Quarterly	2/12/24		$(16,233)	(516)	—	(516)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Total Return Swap Agreements: (cont'd)

Swap Counterparty	Index	Pay/Receive Total Return of Reference Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International	MSCI Emerging Markets Net Total Return Index	Pay	SOFR + 0.21%	Quarterly	1/26/24	$(31,556)	$(2,077)	$—	$(2,077)
JPMorgan Chase Bank NA	Japan Growth Index††	Receive	SOFR + 0.19%	Quarterly	9/17/24	7,641	305	—	305
JPMorgan Chase Bank NA	Japan Value Index††	Pay	SOFR + 0.00%	Quarterly	9/17/24	(7,698)	(108)	—	(108)
JPMorgan Chase Bank NA	JPM Russell SPX Broad Growth Custom Basket Index††	Receive	SOFR + 0.40%	Quarterly	9/20/24	8,259	313	—	313
JPMorgan Chase Bank NA	JPM Russell SPX Broad Growth Custom Basket Index††	Receive	SOFR + 0.40%	Quarterly	9/20/24	16,412	45	—	45
JPMorgan Chase Bank NA	JPM Russell SPX Broad Value Custom Basket Index††	Pay	SOFR + 0.40%	Quarterly	9/20/24	(8,306)	(153)	—	(153)
JPMorgan Chase Bank NA	JPM Russell SPX Broad Value Custom Basket Index††	Pay	SOFR + 0.40%	Quarterly	9/20/24	(16,592)	(105)	—	(105)
JPMorgan Chase Bank NA	JPM SPX1500 Growth Custom Basket Index††	Receive	SOFR + 0.05%	Quarterly	9/16/24	3,560	178	—	178
JPMorgan Chase Bank NA	JPM SPX1500 Growth Custom Basket Index††	Receive	SOFR + 0.05%	Quarterly	9/16/24	5,338	242	—	242
JPMorgan Chase Bank NA	JPM SPX1500 Value Custom Basket Index††	Pay	SOFR + 0.05%	Quarterly	9/16/24	(3,574)	(57)	—	(57)
JPMorgan Chase Bank NA	JPM SPX1500 Value Custom Basket Index††	Pay	SOFR + 0.05%	Quarterly	9/16/24	(5,318)	(59)	—	(59)
JPMorgan Chase Bank NA	Korea Growth Index	Receive	SOFR + 0.30%	Quarterly	9/17/24	1,910	103	—	103
JPMorgan Chase Bank NA	Korea Value Index	Pay	SOFR + 0.16%	Quarterly	9/17/24	(1,920)	(43)	—	(43)
UBS AG	MSCI USA Index	Pay	SOFR + 0.46%	Quarterly	9/24/24	(50,006)	(1,301)	—	(1,301)
							$(1,850)	$—	$(1,850)

††  See tables below for details of the equity basket holdings underlying the swaps.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

The following table represents the equity basket holdings underlying the total return swap with Barclays U.S. Cyclicals Custom Basket Index as of September 30, 2023:

Security Description	Shares	Value (000)	Index Weight
Barclays U.S. Cyclicals Custom Basket Index
3M Co.	3,766	$353	0.66%
Activision Blizzard, Inc.	5,135	481	0.90
Air Products & Chemicals, Inc.	1,528	433	0.81
Airbnb, Inc., Class A	2,840	390	0.73
Automatic Data Processing	2,848	685	1.28
Autozone, Inc.	128	325	0.61
Boeing Co.	3,881	744	1.39
Booking Holdings, Inc.	259	799	1.50
Carrier Global Corp.	5,759	318	0.60
Caterpillar, Inc.	3,576	976	1.83
Chipotle Mexican Grill, Inc.	192	352	0.66
Cintas Corp.	631	304	0.57
Comcast Corp., Class A	28,954	1,284	2.40
CSX Corp.	14,189	436	0.82
Deere & Co.	1,931	729	1.36
Eaton Corp. PLC	2,737	584	1.09
Ecolab, Inc.	1,765	299	0.56
Emerson Electric Co.	3,939	380	0.71
FedEx Corp.	1,647	436	0.82
Ford Motor Co.	26,855	334	0.62
Freeport-Mcmoran, Inc.	9,787	365	0.68
General Dynamics Corp.	1,607	355	0.66
General Electric Co.	7,452	824	1.54
General Motors Co.	9,525	314	0.59
Home Depot, Inc.	6,981	2,109	3.95
Honeywell International, Inc.	4,578	846	1.58
Illinois Tool Works, Inc.	2,089	481	0.90
Linde PLC	3,361	1,251	2.34
Lowe's Cos, Inc.	4,087	849	1.59
Lululemon Athletica, Inc.	807	311	0.58
Marriott International, Class A	1,812	356	0.67
Mcdonald's Corp.	5,018	1,322	2.48
Netflix, Inc.	3,069	1,159	2.17
Nike, Inc., Class B	8,603	823	1.54
Norfolk Southern Corp.	1,570	309	0.58
Northrop Grumman Corp.	983	433	0.81
O'Reilly Automotive, Inc.	426	387	0.72
Paccar, Inc.	3,605	307	0.57
Parker Hannifin Corp.	875	341	0.64
Sherwin-Williams Co.	1,703	434	0.81
Starbucks Corp.	7,910	722	1.35
Tesla, Inc.	20,206	5,056	9.47
TJX Companies, Inc.	7,955	707	1.32
Trane Technologies PLC	1,579	320	0.60
Transdigm Group, Inc.	376	317	0.59
Uber Technologies, Inc.	12,509	575	1.08
Union Pacific Corp.	4,215	858	1.61
United Parcel Service, Class B	4,975	775	1.45
Walt Disney Co.	12,555	1,018	1.91
Waste Management, Inc.	2,776	423	0.79

The following table represents the equity basket holdings underlying the total return swap with Barclays U.S. Defensives Custom Basket Index as of September 30, 2023:

Security Description	Shares	Value (000)	Index Weight
Barclays U.S. Defensives Custom Basket Index
Abbott Laboratories	11,273	$1,092	2.03%
Abbvie, Inc.	11,323	1,688	3.14
American Electric Power	3,293	248	0.46
Amgen, Inc.	3,483	936	1.74
Archer-Daniels-Midland Co.	3,488	263	0.49
AT&T, Inc.	46,068	692	1.29
Becton Dickinson and Co.	1,796	464	0.86
Biogen, Inc.	938	241	0.45
Boston Scientific Corp.	9,220	487	0.91
Bristol-Myers Squibb Co.	13,540	786	1.46
Centene Corp.	3,497	241	0.45
Coca-Cola Co.	26,512	1,484	2.76
Colgate-Palmolive Co.	5,063	360	0.67
Costco Wholesale Corp.	2,849	1,610	3.00
Cvs Health Corp.	8,196	572	1.07
Danaher Corp.	4,456	1,106	2.06
Duke Energy Corp.	4,938	436	0.81
Edwards Lifesciences Corp.	3,878	269	0.50
Elevance Health, Inc.	1,517	661	1.23
Eli Lilly & Co.	5,181	2,783	5.18
Exelon Corp.	6,349	240	0.45
General Mills, Inc.	3,772	241	0.45
Gilead Sciences, Inc.	8,087	606	1.13
Hca Healthcare, Inc.	1,332	328	0.61
Humana, Inc.	808	393	0.73
Intuitive Surgical, Inc.	2,264	662	1.23
Johnson & Johnson	16,810	2,618	4.87
Kimberly-Clark Corp.	2,161	261	0.49
Mckesson Corp.	873	380	0.71
Medtronic PLC	8,520	668	1.24
Merck & Co., Inc.	16,323	1,680	3.13
Mondelez International, Inc., Class A	8,806	611	1.14
Monster Beverage Corp.	5,047	267	0.50
Nextera Energy, Inc.	12,912	740	1.38
Pepsico, Inc.	8,858	1,501	2.79
Pfizer, Inc.	36,258	1,203	2.24
Procter & Gamble Co.	15,152	2,210	4.11
Regeneron Pharmaceuticals	697	574	1.07
Sempra	4,018	273	0.51
Southern Co.	7,004	453	0.84
Stryker Corp.	2,206	603	1.12
Target Corp.	2,938	325	0.60
The Cigna Group	1,899	543	1.01
Thermo Fisher Scientific, Inc.	2,469	1,250	2.33
T-Mobile US, Inc.	3,889	545	1.01
Unitedhealth Group, Inc.	5,994	3,022	5.63
Verizon Communications, Inc.	27,295	885	1.65
Vertex Pharmaceuticals, Inc.	1,667	580	1.08
Walmart, Inc.	9,515	1,522	2.83
Zoetis, Inc.	2,985	519	0.97

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

The following table represents the equity basket holdings underlying the total return swap with BNP EU Luxury Index as of September 30, 2023:

Security Description	Shares	Value (000)	Index Weight
BNP EU Luxury Index
Brunello Cucinelli SpA	199	$15	1.80%
Burberry Group PLC	1,109	26	3.07
Cie Financiere Richemo, Class A Reg	1,319	162	19.22
Hermes International	93	170	20.28
Hugo Boss AG	210	13	1.58
Kering	342	156	18.60
LVMH Moet Hennessy Louis Vuitton SE	239	181	21.54
Moncler SpA	813	47	5.64
Salvatore Ferragamo SpA	530	7	0.84
Swatch Group AG	150	39	4.59
Tapestry, Inc.	693	20	2.37
Tod's SpA	104	4	0.45

The following table represents the equity basket holdings underlying the total return swap with EMU IMI Anti Value Custom Basket Index as of September 30, 2023:

Security Description	Shares	Value (000)	Index Weight
EMU IMI Anti Value Custom Basket Index
Adyen NV	12	$9	0.90%
Air Liquide SA	50	8	0.84
Akzo Nobel NV	118	8	0.84
Allfunds Group PLC	1,664	9	0.91
Amplifon SpA	290	8	0.85
Arcadis NV	192	8	0.85
Bawag Group AG	206	9	0.93
Bureau Veritas SA	342	8	0.84
Ca Immobilien Anlagen AG	273	9	0.90
Carl Zeiss Meditec AG	104	9	0.90
Cellnex Telecom SA	269	9	0.93
Covestro AG	158	8	0.84
Credit Agricole SA	756	9	0.92
CTS Eventim AG & Co. KGaA	177	10	1.00
Dassault Systemes SE	263	9	0.97
Deutsche Boerse AG	52	9	0.90
Dsm-Firmenich AG	108	9	0.90
Eckert & Ziegler Strahlen und Medizintechnik AG	286	9	0.96
Edenred	145	9	0.90
Edp Renovaveis SA	529	8	0.86
Finecobank SpA	745	9	0.90
Fuchs SE — Pref	224	8	0.86
Gecina SA	90	9	0.91
Groupe Bruxelles Lambert NV	117	8	0.86
Hannover Rueck SE	43	9	0.94
Imcd NV	67	8	0.84
Infrastrutture Wireless Italiane SpA	827	9	0.97
Inmobiliaria Colonial Socimi SA	1,545	8	0.87
KBC Group NV	149	9	0.92
Kingspan Group PLC	114	8	0.84
Legrand SA	93	8	0.85
Lotus Bakeries	1	8	0.84
Mediobanca SpA	722	9	0.94
Merlin Properties Socimi SA	1,056	8	0.88
Security Description	Shares	Value (000)	Index Weight
EMU IMI Anti Value Custom Basket Index (cont'd)
Nemetschek SE	158	$9	0.96%
Neoen SA	312	9	0.90
OCI NV	317	8	0.87
Qt Group Oyj	171	9	0.93
Sampo Oyj — A Shares	220	9	0.94
SAP SE	73	9	0.93
Schneider Electric SE	52	8	0.85
Scout24 SE	151	10	1.04
Solaria Energía y Medio Ambiente SA	598	9	0.92
Symrise AG	91	8	0.86
Talanx AG	144	9	0.91
Universal Music Group NV	410	10	1.06
VGP	91	8	0.83
Vidrala SA	99	8	0.85
Warehouses De Pauw SCA	346	8	0.85
Wolters Kluwer	71	8	0.85

The following table represents the equity basket holdings underlying the total return swap with EMU IMI Value Custom Basket Index as of September 30, 2023:

Security Description	Shares	Value (000)	Index Weight
EMU IMI Value Custom Basket Index
Acerinox SA	1,029	$9	0.97%
Anheuser-Busch Inbev SA	169	9	0.91
Anima Holding SpA	2,353	9	0.96
Aperam	340	9	0.96
Arcelormittal	391	9	0.96
Aroundtown SA	5,496	11	1.11
Azimut Holding SpA	431	9	0.92
Bollore SE	1,663	8	0.87
Bouygues SA	292	10	0.99
Cargotec Oyj — B Share	235	9	0.96
Clariane SE	1,521	9	0.89
Cnh Industrial NV	761	9	0.90
Compagnie De Saint Gobain	170	10	0.99
Daimler Truck Holding AG	289	9	0.97
Deutsche Bank AG-Registered	885	9	0.95
Deutsche Pfandbriefbank AG	1,257	8	0.87
D'Ieteren Group	72	12	1.19
Eiffage	104	9	0.96
Flow Traders Ltd.	509	9	0.92
Fresenius Medical Care AG & Co.	223	9	0.93
Fresenius Se & Co. KGaA	315	9	0.95
Glanbia PLC	563	9	0.90
Heidelberg Materials AG	129	10	0.98
Ipsos Group SA	191	8	0.86
Iveco Group NV	1,066	9	0.97
JDE Peet's NV	356	9	0.97
Jungheinrich — Prfd	331	9	0.97
Kion Group AG	253	9	0.95
Konecranes Oyj	308	10	1.00
Leonardo SpA	698	10	0.98
Mapfre SA	4,449	9	0.88
Mercedes-Benz Group AG	130	9	0.88
Nexity	611	9	0.88
Outokumpu Oyj	2,273	9	0.93

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
EMU IMI Value Custom Basket Index (cont'd)
Rexel SA	427	$9	0.94%
Salzgitter AG	374	9	0.97
Sanofi	82	8	0.86
Saras SpA	6,307	9	0.88
Schaeffler AG — Pref	1,606	9	0.90
Seb SA	96	9	0.87
Signify NV	389	10	1.02
Siltronic AG	117	9	0.97
Stellantis NV	491	9	0.92
Stmicroelectronics NV	207	8	0.87
Unipol Gruppo SpA	1,694	9	0.89
Voestalpine AG	347	9	0.92
Volkswagen AG — Pref	69	9	0.89
Volkswagen AG — Pref	79	9	0.89
Vonovia SE	384	9	0.90
Wienerberger AG	384	9	0.95

The following table represents the equity basket holdings underlying the total return swap with Japan Growth Index as of September 30, 2023:

Security Description	Shares	Value (000)	Index Weight
Japan Growth Index
Advantest Corp.	7,449	$208	2.22%
Asahi Intecc Co. Ltd.	10,118	182	1.94
Bandai Namco Holdings, Inc.	9,521	194	2.07
Baycurrent Consulting, Inc.	6,076	203	2.17
Capcom Co. Ltd.	5,061	182	1.94
Daifuku Co. Ltd.	11,352	215	2.29
Daiichi Sankyo Co. Ltd.	7,355	202	2.15
Daikin Industries Ltd.	1,233	194	2.06
Disco Corp.	1,180	218	2.32
Fanuc Corp.	7,540	196	2.09
Fast Retailing Co. Ltd.	905	197	2.10
Gmo Payment Gateway, Inc.	3,516	192	2.05
Hoshizaki Corp.	5,405	188	2.00
Japan Exchange Group, Inc.	11,867	220	2.35
Japan Real Estate Investment	52	203	2.16
JSR Corp	7,622	205	2.18
Keio Corp.	5,926	204	2.17
Keisei Electric Railway Co.	5,439	189	2.01
Keyence Corp.	525	195	2.08
Kikkoman Corp.	3,687	194	2.06
Kobe Bussan Co. Ltd.	8,713	204	2.18
Lasertec Corp.	1,457	227	2.42
M3, Inc.	11,029	200	2.14
Mcdonald's Holdings Co.	5,345	204	2.18
Monotaro Co. Ltd.	19,657	211	2.24
MS&AD Insurance Group Holdings, Inc.	5,557	204	2.18
Nidec Corp.	4,170	193	2.06
Nippon Paint Holdings Co. Ltd.	26,388	178	1.89
Nippon Prologis REIT, Inc.	108	202	2.15
Nissan Chemical Corp.	4,788	204	2.17
Nomura Real Estate Master Fund, Inc	181	203	2.16
Nomura Research Institute Ltd.	7,270	189	2.02
OBIC Co. Ltd.	1,239	188	2.00
Oracle Corp.	3,003	223	2.38
Security Description	Shares	Value (000)	Index Weight
Japan Growth Index (cont'd)
Oriental Land Co. Ltd.	5,894	$194	2.06%
Rakuten Group, Inc.	51,454	211	2.25
Recruit Holdings Co. Ltd.	5,994	185	1.97
Shiseido Co. Ltd.	5,451	192	2.04
SMC Corp.	441	198	2.11
Softbank Group Corp.	4,576	194	2.07
T&D Holdings, Inc.	12,442	206	2.19
Toho Co. Ltd.	5,429	185	1.98
Tokio Marine Holdings, Inc.	9,029	209	2.23
Tokyo Electric Power Co.	48,039	215	2.29
Unicharm Corp.	5,429	192	2.05
Yaskawa Electric Corp.	5,367	194	2.06
Zensho Holdings Co. Ltd.	4,565	199	2.12

The following table represents the equity basket holdings underlying the total return swap with Japan Value Index as of September 30, 2023:

Security Description	Shares	Value (000)	Index Weight
Japan Value Index
AGC, Inc.	6,545	$230	2.16%
Aisin Corp.	6,781	256	2.41
Asahi Group Holdings Ltd.	5,838	218	2.05
Brother Industries Ltd.	13,827	223	2.10
Canon, Inc.	9,464	228	2.15
Daiwa House Industry Co. Ltd.	8,337	224	2.11
Dentsu Group, Inc.	7,668	226	2.12
Hitachi Construction Machinery	7,133	217	2.04
Honda Motor Co. Ltd.	20,263	228	2.14
Isuzu Motors Ltd.	17,757	224	2.10
Japan Post Insurance Co. Ltd.	13,649	230	2.16
JFE Holdings, Inc.	15,489	227	2.14
Kajima Corp.	13,324	217	2.04
Kansai Electric Power Co., Inc.	15,008	209	1.96
Kawasaki Kisen Kaisha Ltd.	6,456	221	2.07
Kddi Corp.	7,555	231	2.18
Kirin Holdings Co. Ltd.	16,283	228	2.14
Mazda Motor Corp.	20,025	227	2.14
Mitsubishi Corp.	4,581	219	2.05
Mitsui & Co. Ltd.	6,091	221	2.08
Mitsui Osk Lines Ltd.	8,085	222	2.09
Mizuho Financial Group, Inc.	13,073	222	2.09
NEC Corp.	4,137	229	2.15
NGK Insulators Ltd.	17,428	231	2.17
Nippon Express Holdings, Inc.	4,514	236	2.22
Nippon Steel Corp.	9,678	227	2.13
Nippon Telegraph & Telephone	196,702	233	2.19
Nippon Yusen Kabushiki Kaisha	8,638	225	2.11
Nissan Motor Co. Ltd.	52,589	232	2.19
Nomura Real Estate Holdings, Inc.	9,199	231	2.17
OJI Holdings Corp.	53,517	225	2.12
ONO Pharmaceutical Co. Ltd.	11,785	226	2.13
ORIX Corp.	12,086	226	2.12
Otsuka Holdings Co. Ltd.	6,235	222	2.08
Ricoh Co. Ltd.	26,959	233	2.19
Sbi Holdings, Inc.	10,626	224	2.10
Seiko Epson Corp.	14,951	235	2.21
Seven & I Holdings Co. Ltd.	5,647	221	2.08

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
Japan Value Index (cont'd)
Shionogi & Co. Ltd.	5,128	$229	2.16%
Subaru Corp.	11,592	225	2.12
Sumco Corp.	17,534	229	2.15
Sumitomo Corp.	11,103	222	2.08
Sumitomo Mitsui Financial Group	4,608	227	2.13
Sumitomo Realty & Development Co. Ltd.	8,435	219	2.06
Suntory Beverage & Food Ltd.	7,134	217	2.04
TDK Corp.	6,381	237	2.23
Toyota Tsusho Corp.	3,834	226	2.12

The following table represents the equity basket holdings underlying the total return swap with JPM Russell SPX Broad Growth Custom Basket Index as of September 30, 2023:

Security Description	Shares	Value (000)	Index Weight
JPM Russell SPX Broad Growth Custom Basket Index
Aerovironment, Inc.	371	$41	0.43%
Aptargroup, Inc.	328	41	0.43
Arista Networks, Inc.	224	41	0.43
Atlassian Corp., Class A	204	41	0.43
Avery Dennison Corp.	229	42	0.44
City Holding Co.	458	41	0.43
Cloudflare, Inc., Class A	658	42	0.43
Constellation Energy	376	41	0.43
Costco Wholesale Corp.	74	42	0.44
Crowdstrike Holdings, Inc., Class A	250	42	0.44
Elastic NV	528	43	0.45
Erie Indemnity Company, Class A	145	43	0.44
Factset Research Systems, Inc.	97	42	0.44
Five Below	260	42	0.44
Garmin Ltd.	389	41	0.43
Glaukos Corp.	550	41	0.43
Goosehead Insurance, Inc., Class A	572	43	0.45
Healthequity, Inc.	599	44	0.46
Ionis Pharmaceuticals, Inc.	963	44	0.46
Kinsale Capital Group, Inc.	101	42	0.44
Lennox International, Inc.	110	41	0.43
Manhattan Associates, Inc.	208	41	0.43
Monolithic Power Systems, Inc.	89	41	0.43
New Fortress Energy, Inc.	1,312	43	0.45
Nike, Inc., Class B	429	41	0.43
Nvidia Corp.	94	41	0.43
Old Dominion Freight Line	101	41	0.43
Palantir Technologies, Inc., Class A	2,696	43	0.45
Paycor HCM, Inc.	1,812	41	0.43
PDF Solutions, Inc.	1,305	42	0.44
Peloton Interactive, Inc., Class A	8,199	41	0.43
Pinterest, Inc., Class A	1,607	43	0.45
Procore Technologies, Inc.	646	42	0.44
Progyny, Inc.	1,208	41	0.43
Quinstreet, Inc.	4,607	41	0.43
Roblox Corp., Class A	1,481	43	0.45
Roivant Sciences Ltd.	3,660	43	0.45
Rollins, Inc.	1,116	42	0.44
Seagate Technology Holdings	648	43	0.45
Servisfirst Bancshares, Inc.	804	42	0.44
Siteone Landscape Supply, Inc.	259	42	0.44
Security Description	Shares	Value (000)	Index Weight
JPM Russell SPX Broad Growth Custom Basket Index (cont'd)
Targa Resources Corp.	488	$42	0.44%
Techtarget	1,413	43	0.45
Texas Pacific Land Corp.	23	43	0.44
Universal Display Corp.	262	41	0.43
Valvoline, Inc.	1,289	42	0.43
Vicor Corp.	706	42	0.43
Wingstop, Inc.	243	44	0.46
Xpel, Inc.	531	41	0.43
Zscaler, Inc.	265	41	0.43

The following table represents the equity basket holdings underlying the total return swap with JPM Russell SPX Broad Value Custom Basket Index as of September 30, 2023:

Security Description	Shares	Value (000)	Index Weight
JPM Russell SPX Broad Value Custom Basket Index
Aaron's Co., Inc.	4,238	$44	0.45%
Acuity Brands, Inc.	259	44	0.45
Adeia, Inc.	4,153	44	0.45
Amgen, Inc.	158	43	0.43
Amkor Technology, Inc.	1,857	42	0.43
Andersons, Inc.	818	42	0.43
Asbury Automotive Group	184	42	0.43
Avanos Medical, Inc.	2,073	42	0.43
Boise Cascade Co.	413	43	0.43
Callon Petroleum Co.	1,071	42	0.43
Cal-Maine Foods, Inc.	897	43	0.44
Centene Corp.	609	42	0.43
Chico's Fas, Inc.	9,003	67	0.69
Cinemark Holdings, Inc.	2,464	45	0.46
Cleveland-Cliffs, Inc.	2,892	45	0.46
Concentrix Corp.	559	45	0.46
Corebridge Financial, Inc.	2,203	44	0.44
Cross Country Healthcare, Inc.	1,713	42	0.43
Designer Brands, Inc., Class A	3,429	43	0.44
Diodes, Inc.	536	42	0.43
Encore Wire Corp.	239	44	0.45
Fresh Del Monte Produce, Inc.	1,624	42	0.43
Geo Group, Inc.	5,459	45	0.46
GMS, Inc.	657	42	0.43
Group 1 Automotive, Inc.	157	42	0.43
Hewlett Packard Enterprise	2,421	42	0.43
Hibbett, Inc.	917	44	0.44
Koppers Holdings, Inc.	1,066	42	0.43
Macy's, Inc.	3,709	43	0.44
Millerknoll, Inc.	2,273	56	0.57
Movado Group, Inc.	1,541	42	0.43
Mueller Industries, Inc.	559	42	0.43
Olympic Steel, Inc.	823	46	0.47
Orasure Technologies, Inc.	7,472	44	0.45
Photronics, Inc.	2,122	43	0.44
Pnm Resources, Inc.	944	42	0.43
RPC, Inc.	4,717	42	0.43
Ryder System, Inc.	405	43	0.44
Sanmina Corp.	791	43	0.44
Shoe Carnival, Inc.	1,861	45	0.46
Stonex Group, Inc.	443	43	0.44
Suncoke Energy, Inc.	4,309	44	0.45

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Russell SPX Broad Value Custom Basket Index (cont'd)
Textron, Inc.	542	$42	0.43%
Titan International, Inc.	3,306	44	0.45
Trueblue, Inc.	2,956	43	0.44
United Therapeutics Corp.	188	42	0.43
Universal Insurance Holdings	3,188	45	0.46
Vista Outdoor, Inc.	1,401	46	0.47
Vital Energy, Inc.	770	43	0.44
Warrior Met Coal, Inc.	875	45	0.46

The following table represents the equity basket holdings underlying the total return swap with JPM SPX1500 Growth Custom Basket Index as of September 30, 2023:

Security Description	Shares	Value (000)	Index Weight
JPM SPX1500 Growth Custom Basket Index
Aerovironment, Inc.	430	$48	0.50%
Agilysys, Inc.	727	48	0.51
Antero Midstream Corp.	4,212	50	0.53
Aptargroup, Inc.	384	48	0.50
Arthur J Gallagher & Co.	213	49	0.51
Avery Dennison Corp.	269	49	0.52
Bancfirst Corp.	556	48	0.51
Bank Of Hawaii Corp.	999	50	0.52
Calix, Inc.	1,052	48	0.51
City Holding Co.	543	49	0.52
Cognex Corp.	1,128	48	0.50
Commerce Bancshares, Inc.	1,044	50	0.53
Constellation Energy	444	48	0.51
Costco Wholesale Corp.	87	49	0.52
Equitrans Midstream Corp.	5,245	49	0.52
Erie Indemnity Company, Class A	172	51	0.53
Expeditors Intl Wash, Inc.	420	48	0.51
Factset Research Systems, Inc.	114	50	0.53
Fastenal Co.	893	49	0.51
Five Below	305	49	0.52
Garmin Ltd.	462	49	0.51
Glacier Bancorp, Inc.	1,701	48	0.51
Glaukos Corp.	642	48	0.51
Goosehead Insurance, Inc., Class A	669	50	0.52
Healthequity, Inc.	696	51	0.53
Ironwood Pharmaceuticals, Inc.	5,906	57	0.60
Kinsale Capital Group, Inc.	118	49	0.51
Lancaster Colony Corp.	301	50	0.52
Madison Square Garden Sports	284	50	0.53
Nike, Inc., Class B	504	48	0.51
Oneok, Inc.	756	48	0.50
PDF Solutions, Inc.	1,504	49	0.51
PRA Group, Inc.	2,511	48	0.51
Progressive Corp.	355	50	0.52
Rollins, Inc.	1,351	50	0.53
Seagate Technology Holdings	759	50	0.53
Servisfirst Bancshares, Inc.	934	49	0.51
Simulations Plus, Inc.	1,165	49	0.51
Sitime Corp.	442	50	0.53
Targa Resources Corp.	582	50	0.52
Triumph Financial, Inc.	748	48	0.51
Trupanion, Inc.	1,712	48	0.51
Valaris Ltd.	677	51	0.53
Security Description	Shares	Value (000)	Index Weight
JPM SPX1500 Growth Custom Basket Index (cont'd)
Verisign, Inc.	241	$49	0.51%
Watsco, Inc.	139	52	0.55
WD-40 Co.	239	49	0.51
Williams Cos, Inc.	1,448	49	0.51
Wingstop, Inc.	294	53	0.56
Xpel, Inc.	657	51	0.53
Yeti Holdings, Inc.	1,040	50	0.53

The following table represents the equity basket holdings underlying the total return swap with JPM SPX1500 Value Custom Basket Index as of September 30, 2023:

Security Description	Shares	Value (000)	Index Weight
JPM SPX1500 Value Custom Basket Index
Aaron's Co., Inc.	4,754	$50	0.50%
Acuity Brands, Inc.	309	53	0.53
Adeia, Inc.	5,240	56	0.57
Advansix, Inc.	1,604	50	0.50
Amc Networks, Inc., Class A	4,475	53	0.53
Amkor Technology, Inc.	2,228	50	0.51
Andersons, Inc.	976	50	0.51
Associated Banc-Corp	2,914	50	0.50
AT&T, Inc.	3,360	50	0.51
Brinker International, Inc.	1,597	50	0.51
Callon Petroleum Co.	1,272	50	0.50
Centene Corp.	734	51	0.51
Chico's FAS, Inc.	10,768	81	0.81
Cinemark Holdings, Inc.	3,030	56	0.56
Cleveland-Cliffs, Inc.	3,462	54	0.55
Cno Financial Group, Inc.	2,104	50	0.50
Computer Programs & Systems	3,330	53	0.54
Concentrix Corp.	675	54	0.55
Cross Country Healthcare, Inc.	2,057	51	0.52
Designer Brands, Inc., Class A	3,972	50	0.51
Dxc Technology Co.	2,389	50	0.50
Encore Wire Corp.	292	53	0.54
Fortrea Holdings, Inc.	1,841	53	0.53
Fresh Del Monte Produce, Inc.	1,948	50	0.51
Futurefuel Corp.	6,979	50	0.51
Genworth Financial, Inc., Class A	8,680	51	0.51
Geo Group, Inc.	6,756	55	0.56
G-Iii Apparel Group Ltd.	2,012	50	0.51
Group 1 Automotive, Inc.	187	50	0.51
Heidrick & Struggles International, Inc.	1,994	50	0.50
Hibbett, Inc.	1,118	53	0.54
Koppers Holdings, Inc.	1,297	51	0.52
Millerknoll, Inc.	2,921	71	0.72
Mueller Industries, Inc.	675	51	0.51
Ovintiv, Inc.	1,069	51	0.51
Penn Entertainment, Inc.	2,248	52	0.52
Propetro Holding Corp.	4,811	51	0.52
Revvity, Inc.	453	50	0.51
RPC, Inc.	5,835	52	0.53
Ryder System, Inc.	503	54	0.54
Sanmina Corp.	917	50	0.50
Shoe Carnival, Inc.	2,332	56	0.57
Stonex Group, Inc.	535	52	0.52

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM SPX1500 Value Custom Basket Index (cont'd)
Suncoke Energy, Inc.	5,337	$54	0.55%
Titan International, Inc.	4,194	56	0.57
Us Silica Holdings, Inc.	3,649	51	0.52
Vista Outdoor, Inc.	1,752	58	0.59
Walgreens Boots Alliance, Inc.	2,276	51	0.51
Warrior Met Coal, Inc.	1,143	58	0.59
Westrock Co.	1,432	51	0.52

@  Value/Notional amount is less than $500.

*    Cleared swap agreement, the broker is Morgan Stanley & Co. LLC.

AGC    Assured Guaranty Corporation.

EMU    European Economic and Monetary Union.

FTSE    Financial Times Stock Exchange.

ICE    Intercontinental Exchange.

IMI    Investable Market Index.

KFE    Korean Futures Exchange.

MSCI    Morgan Stanley Capital International.

REIT    Real Estate Investment Trust.

SFE    Sydney Futures Exchange.

SGX    Singapore Exchange Ltd.

SOFR  Secured Overnight Financing Rate.

TSE    Toronto Stock Exchange.

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

CLP  —  Chilean Peso

CNH  —  Chinese Yuan Renminbi Offshore

CNY  —  Chinese Yuan Renminbi

COP  —  Colombian Peso

CZK  —  Czech Koruna

DKK  —  Danish Krone

EUR  —  Euro

GBP  —  British Pound

HKD  —  Hong Kong Dollar

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

ILS  —  Israeli Shekel

INR  —  Indian Rupee

JPY  —  Japanese Yen

KRW  —  South Korean Won

MXN  —  Mexican Peso

MYR  —  Malaysian Ringgit

NOK  —  Norwegian Krone

NZD  —  New Zealand Dollar

PEN  —  Peruvian Nuevo Sol

PLN  —  Polish Zloty

RON  —  Romanian New Leu

SEK  —  Swedish Krona

SGD  —  Singapore Dollar

THB  —  Thai Baht

TRY  —  Turkish Lira

TWD  —  Taiwan Dollar

USD  —  United States Dollar

ZAR  —  South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Fixed Income Securities	47.1%
Common Stocks	36.7
Short-Term Investments	16.2
Total Investments	100.0	%**

**  Does not include open long/short futures contracts with a value of approximately $166,574,000 and net unrealized appreciation of approximately $484,000. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $427,000. Also does not include open swap agreements with net unrealized depreciation of approximately $1,685,000.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Global Strategist Portfolio

Consolidated Statement of Assets and Liabilities	September 30, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $378,537)	$403,684
Investment in Security of Affiliated Issuer, at Value (Cost $74,041)	74,041
Total Investments in Securities, at Value (Cost $452,578)	477,725
Foreign Currency, at Value (Cost $2,720)	2,487
Receivable for Fund Shares Sold	35,024
Unrealized Appreciation on Swap Agreements	5,399
Due from Broker	4,687
Receivable for Variation Margin on Futures Contracts	2,588
Receivable for Investments Sold	1,931
Interest Receivable	1,929
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	523
Receivable from Affiliate	234
Tax Reclaim Receivable	224
Dividends Receivable	142
Receivable for Variation Margin on Swap Agreements	115
Other Assets	59
Total Assets	533,067
Liabilities:
Unrealized Depreciation on Swap Agreements	7,249
Payable for Investments Purchased	7,207
Due to Broker	3,252
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	950
Payable for Advisory Fees	535
Payable to Bank	449
Payable for Professional Fees	100
Payable for Custodian Fees	79
Payable for Fund Shares Redeemed	47
Payable for Trustees' Fees and Expenses	37
Payable for Shareholder Services Fees — Class A	28
Payable for Distribution and Shareholder Services Fees — Class L	6
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Administration Fees	32
Payable for Sub Transfer Agency Fees — Class I	2
Payable for Sub Transfer Agency Fees — Class A	21
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	3
Payable for Transfer Agency Fees — Class A	5
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class R6	1
Deferred Capital Gain Country Tax	1
Other Liabilities	206
Total Liabilities	20,214
Net Assets	$512,853
Net Assets Consist of:
Paid-in-Capital	$514,204
Total Accumulated Loss	(1,351)
Net Assets	$512,853

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Global Strategist Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	September 30, 2023 (000)
CLASS I:
Net Assets	$16,888
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,100,609
Net Asset Value, Offering and Redemption Price Per Share	$15.34
CLASS A:
Net Assets	$134,213
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	8,878,802
Net Asset Value, Redemption Price Per Share	$15.12
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.84
Maximum Offering Price Per Share	$15.96
CLASS L:
Net Assets	$9,768
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	660,480
Net Asset Value, Offering and Redemption Price Per Share	$14.79
CLASS C:
Net Assets	$1,457
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	100,331
Net Asset Value, Offering and Redemption Price Per Share	$14.52
CLASS R6:
Net Assets	$350,527
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	22,830,412
Net Asset Value, Offering and Redemption Price Per Share	$15.35

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Global Strategist Portfolio

Consolidated Statement of Operations	Year Ended September 30, 2023 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $63 of Foreign Taxes Withheld)	$7,152
Dividends from Securities of Unaffiliated Issuers (Net of $292 of Foreign Taxes Withheld)	3,973
Dividends from Security of Affiliated Issuer (Note G)	2,814
Total Investment Income	13,939
Expenses:
Advisory Fees (Note B)	2,130
Shareholder Services Fees — Class A (Note D)	356
Distribution and Shareholder Services Fees — Class L (Note D)	77
Distribution and Shareholder Services Fees — Class C (Note D)	18
Administration Fees (Note C)	379
Custodian Fees (Note F)	341
Professional Fees	173
Pricing Fees	136
Sub Transfer Agency Fees — Class I	10
Sub Transfer Agency Fees — Class A	88
Sub Transfer Agency Fees — Class L	6
Sub Transfer Agency Fees — Class C	1
Registration Fees	85
Transfer Agency Fees — Class I (Note E)	17
Transfer Agency Fees — Class A (Note E)	29
Transfer Agency Fees — Class L (Note E)	5
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class R6 (Note E)	3
Shareholder Reporting Fees	36
Trustees' Fees and Expenses	16
Other Expenses	37
Total Expenses	3,946
Rebate from Morgan Stanley Affiliate (Note G)	(108)
Reimbursement of Class Specific Expenses — Class I (Note B)	(21)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Net Expenses	3,815
Net Investment Income	10,124
Realized Gain (Loss):
Investments Sold	(17,276)
Foreign Currency Forward Exchange Contracts	(2,210)
Foreign Currency Translation	(187)
Futures Contracts	1,051
Swap Agreements	11,073
Net Realized Loss	(7,549)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $1)	45,199
Foreign Currency Forward Exchange Contracts	(1,213)
Foreign Currency Translation	(123)
Futures Contracts	(1,030)
Swap Agreements	10,357
Net Change in Unrealized Appreciation (Depreciation)	53,190
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	45,641
Net Increase in Net Assets Resulting from Operations	$55,765

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Global Strategist Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended September 30, 2023 (000)	Year Ended September 30, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$10,124	$5,349
Net Realized Loss	(7,549)	(16,648)
Net Change in Unrealized Appreciation (Depreciation)	53,190	(104,098)
Net Increase (Decrease) in Net Assets Resulting from Operations	55,765	(115,397)
Dividends and Distributions to Shareholders:
Class I	(112)	(2,005)
Class A	(771)	(13,571)
Class L	(44)	(926)
Class C	(7)	(150)
Class R6*	(1,669)	(23,348)
Total Dividends and Distributions to Shareholders	(2,603)	(40,000)
Capital Share Transactions:(1)
Class I:
Subscribed	2,442	7,959
Distributions Reinvested	111	1,989
Redeemed	(5,813)	(11,328)
Class A:
Subscribed	2,101	6,232
Distributions Reinvested	760	13,341
Redeemed	(20,524)	(20,802)
Class L:
Exchanged	92	155
Distributions Reinvested	43	906
Redeemed	(1,225)	(1,016)
Class C:
Subscribed	132	668
Distributions Reinvested	7	150
Redeemed	(660)	(608)
Class R6:*
Subscribed	70,059	7,154
Distributions Reinvested	1,669	23,348
Redeemed	(567)	(127)
Net Increase in Net Assets Resulting from Capital Share Transactions	48,627	28,021
Total Increase (Decrease) in Net Assets	101,789	(127,376)
Net Assets:
Beginning of Period	411,064	538,440
End of Period	$512,853	$411,064

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Global Strategist Portfolio

Consolidated Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2023 (000)	Year Ended September 30, 2022 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	160	461
Shares Issued on Distributions Reinvested	7	113
Shares Redeemed	(383)	(684)
Net Decrease in Class I Shares Outstanding	(216)	(110)
Class A:
Shares Subscribed	141	379
Shares Issued on Distributions Reinvested	51	764
Shares Redeemed	(1,366)	(1,256)
Net Decrease in Class A Shares Outstanding	(1,174)	(113)
Class L:
Shares Exchanged	6	10
Shares Issued on Distributions Reinvested	3	53
Shares Redeemed	(83)	(61)
Net Increase (Decrease) in Class L Shares Outstanding	(74)	2
Class C:
Shares Subscribed	9	41
Shares Issued on Distributions Reinvested	1	9
Shares Redeemed	(46)	(37)
Net Increase (Decrease) in Class C Shares Outstanding	(36)	13
Class R6:*
Shares Subscribed	4,585	445
Shares Issued on Distributions Reinvested	111	1,324
Shares Redeemed	(38)	(8)
Net Increase in Class R6 Shares Outstanding	4,658	1,761

*       Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Financial Highlights

Global Strategist Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$13.58		$18.74		$16.08		$15.45		$17.05
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.34		0.19		0.16		0.17		0.27
Net Realized and Unrealized Gain (Loss)	1.51		(3.94)		2.73		0.74		0.17
Total from Investment Operations	1.85		(3.75)		2.89		0.91		0.44
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		(0.12)		(0.22)		(0.03)		(0.58)
Net Realized Gain	—		(1.29)		(0.01)		(0.25)		(1.46)
Total Distributions	(0.09)		(1.41)		(0.23)		(0.28)		(2.04)
Net Asset Value, End of Period	$15.34		$13.58		$18.74		$16.08		$15.45
Total Return(2)	13.72%		(21.73)%		18.10%		5.93%		3.74%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$16,888		$17,886		$26,745		$34,031		$57,532
Ratio of Expenses Before Expense Limitation	0.85%		0.83%		0.76%		0.84%		0.84%
Ratio of Expenses After Expense Limitation	0.72	%(3)	0.72	%(3)	0.73	%(3)	0.72	%(3)	0.72	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		0.73	%(3)	N/A		N/A
Ratio of Net Investment Income	2.23	%(3)	1.13	%(3)	0.90	%(3)	1.14	%(3)	1.80	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.02%		0.01%		0.02%		0.02%
Portfolio Turnover Rate	91%		93%		115%		109%		117%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Financial Highlights

Global Strategist Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$13.41		$18.53		$15.91		$15.30		$16.90
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.29		0.14		0.12		0.13		0.23
Net Realized and Unrealized Gain (Loss)	1.50		(3.90)		2.68		0.73		0.15
Total from Investment Operations	1.79		(3.76)		2.80		0.86		0.38
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		(0.07)		(0.17)		—		(0.52)
Net Realized Gain	—		(1.29)		(0.01)		(0.25)		(1.46)
Total Distributions	(0.08)		(1.36)		(0.18)		(0.25)		(1.98)
Net Asset Value, End of Period	$15.12		$13.41		$18.53		$15.91		$15.30
Total Return(2)	13.35%		(21.99)%		17.72%		5.65%		3.38%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$134,213		$134,814		$188,317		$170,643		$197,271
Ratio of Expenses Before Expense Limitation	1.04%		1.05%		1.02%		1.08%		1.09%
Ratio of Expenses After Expense Limitation	1.01	%(3)	1.04	%(3)	1.01	%(3)	1.02	%(3)	1.03	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		1.01	%(3)	N/A		N/A
Ratio of Net Investment Income	1.93	%(3)	0.84	%(3)	0.67	%(3)	0.87	%(3)	1.49	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.02%		0.01%		0.02%		0.02%
Portfolio Turnover Rate	91%		93%		115%		109%		117%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Financial Highlights

Global Strategist Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$13.17		$18.24		$15.67		$15.15		$16.73
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.21		0.05		0.03		0.05		0.15
Net Realized and Unrealized Gain (Loss)	1.47		(3.83)		2.64		0.72		0.16
Total from Investment Operations	1.68		(3.78)		2.67		0.77		0.31
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		—		(0.09)		—		(0.43)
Net Realized Gain	—		(1.29)		(0.01)		(0.25)		(1.46)
Total Distributions	(0.06)		(1.29)		(0.10)		(0.25)		(1.89)
Net Asset Value, End of Period	$14.79		$13.17		$18.24		$15.67		$15.15
Total Return(2)	12.69%		(22.33)%		17.09%		5.10%		2.87%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,768		$9,674		$13,359		$12,773		$13,356
Ratio of Expenses Before Expense Limitation	1.56%		1.56%		1.53%		1.60%		1.58%
Ratio of Expenses After Expense Limitation	1.54	%(3)	1.55	%(3)	1.52	%(3)	1.54	%(3)	1.53	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		1.52	%(3)	N/A		N/A
Ratio of Net Investment Income	1.40	%(3)	0.34	%(3)	0.16	%(3)	0.36	%(3)	0.97	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.02%		0.01%		0.02%		0.02%
Portfolio Turnover Rate	91%		93%		115%		109%		117%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Financial Highlights

Global Strategist Portfolio

	Class C
	Year Ended September 30,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$12.96		$18.02		$15.49		$15.02		$16.65
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.16		0.02		(0.02)		0.01		0.11
Net Realized and Unrealized Gain (Loss)	1.45		(3.79)		2.61		0.71		0.15
Total from Investment Operations	1.61		(3.77)		2.59		0.72		0.26
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		—		(0.05)		—		(0.43)
Net Realized Gain	—		(1.29)		(0.01)		(0.25)		(1.46)
Total Distributions	(0.05)		(1.29)		(0.06)		(0.25)		(1.89)
Net Asset Value, End of Period	$14.52		$12.96		$18.02		$15.49		$15.02
Total Return(2)	12.45%		(22.62)%		16.79%		4.81%		2.55%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,457		$1,771		$2,236		$1,435		$1,906
Ratio of Expenses Before Expense Limitation	1.97%		1.92%		1.90%		1.98%		1.93%
Ratio of Expenses After Expense Limitation	1.82	%(3)	1.82	%(3)	1.83	%(3)	1.82	%(3)	1.82	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		1.83	%(3)	N/A		N/A
Ratio of Net Investment Income (Loss)	1.13	%(3)	0.11	%(3)	(0.11	)%(3)	0.07	%(3)	0.73	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.02%		0.01%		0.02%		0.02%
Portfolio Turnover Rate	91%		93%		115%		109%		117%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Consolidated Financial Highlights

Global Strategist Portfolio

	Class R6(1)
	Year Ended September 30,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$13.59		$18.75		$16.10		$15.46		$17.06
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.35		0.20		0.20		0.19		0.27
Net Realized and Unrealized Gain (Loss)	1.50		(3.94)		2.69		0.74		0.17
Total from Investment Operations	1.85		(3.74)		2.89		0.93		0.44
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		(0.13)		(0.23)		(0.04)		(0.58)
Net Realized Gain	—		(1.29)		(0.01)		(0.25)		(1.46)
Total Distributions	(0.09)		(1.42)		(0.24)		(0.29)		(2.04)
Net Asset Value, End of Period	$15.35		$13.59		$18.75		$16.10		$15.46
Total Return(3)	13.64%		(21.67)%		18.07%		6.02%		3.77%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$350,527		$246,919		$307,783		$159,238		$151,242
Ratio of Expenses Before Expense Limitation	0.70%		0.71%		N/A		0.75%		0.75%
Ratio of Expenses After Expense Limitation	0.68	%(4)	0.69	%(4)	0.68	%(4)	0.69	%(4)	0.69	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		0.68	%(4)	N/A		N/A
Ratio of Net Investment Income	2.26	%(4)	1.22	%(4)	1.06	%(4)	1.21	%(4)	1.76	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.02%		0.01%		0.02%		0.02%
Portfolio Turnover Rate	91%		93%		115%		109%		117%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). All Funds are considered diversified for purposes of the Act.

The Trust applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC"). In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Consolidated Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying consolidated financial statements relate to the Global Strategist Portfolio. The Fund seeks above-average total return over a market cycle of three to five years. The Fund has issued five classes of shares — Class I, Class A, Class L, Class C and Class R6. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

The Fund has suspended offering Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Global Strategist Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity related instruments and other investments, primarily futures, swaps and notes. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of September 30, 2023, the Subsidiary represented approximately $50,117,000 or approximately 9.77% of the total net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) Fixed income securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Consolidated Financial Statements (cont'd)

price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) all other equity portfolio securities for which over-thecounter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) OTC swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker/dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange. Total return swaps may also be fair valued using direct accrual/return calculations if prices on the reference asset on the total return leg of the swap are available from a pricing service/vendor for such instrument. In the event that the reference asset on the total return leg of the swap is a benchmark index, then price of such reference asset may be obtained from a pricing service provider or from the benchmark index sponsor; (6) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (7) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Trustees have designated the Trust's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Consolidated Financial Statements (cont'd)

purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Fixed Rate Mortgages	$—	$18,320	$—	$18,320
Asset-Backed Securities	—	1,156	—	1,156
Commercial Mortgage-Backed Securities	—	2,261	—	2,261
Corporate Bonds	—	40,188	—	40,188
Mortgages — Other	—	5,949	—	5,949
Municipal Bond	—	230	—	230
Sovereign	—	126,309	—	126,309
Supranational	—	5,713	—	5,713
U.S. Treasury Securities	—	25,105	—	25,105
Total Fixed Income Securities	—	225,231	—	225,231
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks
Aerospace & Defense	$1,687	$1,174		$—		$2,861
Air Freight & Logistics	579	353		—		932
Automobile Components	194	149		—		343
Automobiles	2,407	1,108		—		3,515
Banks	5,069	10,770		—		15,839
Beverages	1,774	1,098		—		2,872
Biotechnology	2,524	622		—		3,146
Broadline Retail	3,717	471		—		4,188
Building Products	637	432		—		1,069
Capital Markets	3,269	1,724		—		4,993
Chemicals	1,940	1,595		—		3,535
Commercial Services & Supplies	714	186		—		900
Communications Equipment	948	160		—		1,108
Construction & Engineering	193	472		—		665
Construction Materials	335	271		—		606
Consumer Finance	497	—		—		497
Consumer Staples Distribution & Retail	2,278	638		—		2,916
Containers & Packaging	296	73		—		369
Distributors	136	17		—		153
Diversified Consumer Services	—	49		—		49
Diversified REITs	198	428		—		626
Diversified Telecommunication Services	749	1,063		—		1,812
Electric Utilities	1,650	805		—		2,455
Electrical Equipment	678	982		—		1,660
Electronic Equipment, Instruments & Components	638	131		—		769
Energy Equipment & Services	446	35		—	†	481	†
Entertainment	1,549	128		—		1,677
Financial Services	4,286	672		—		4,958
Food Products	1,050	2,022		—		3,072
Gas Utilities	82	146		—		228
Ground Transportation	1,787	50		—		1,837
Health Care	207	—		—		207
Health Care Equipment & Supplies	2,701	969		—		3,670
Health Care Providers & Services	3,048	204		—		3,252
Health Care Technology	86	—		—		86
Hotel & Resort REITs	33	—		—		33
Hotels, Restaurants & Leisure	2,429	1,019	†	—		3,448	†
Household Durables	364	102		—		466
Household Products	1,375	390		—		1,765
Independent Power & Renewable Electricity Producers	94	148		—		242
Independent Power Producers & Energy Traders	—	8		—		8
Industrial Conglomerates	846	747		—		1,593
Industrial REITs	297	225		—		522

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Consolidated Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Information Technology Services	$1,994	$151		$—		$2,145
Insurance	3,029	2,986		—		6,015
Interactive Media & Services	6,382	116		—		6,498
Investment Company	—	—	†	—		—	†
Leisure Products	38	—		—		38
Life Sciences Tools & Services	1,661	319		—		1,980
Machinery	1,932	1,291		—		3,223
Marine Transportation	—	150		—		150
Media	972	220		—		1,192
Metals & Mining	1,150	2,222	†	—		3,372	†
Multi-Utilities	670	609		—		1,279
Office REITs	71	55		—		126
Oil, Gas & Consumable Fuels	6,237	3,222		—		9,459
Paper & Forest Products	20	215		—		235
Passenger Airlines	40	64		—		104
Personal Care Products	95	1,230		—		1,325
Pharmaceuticals	4,433	5,656		—		10,089
Professional Services	1,108	863		—		1,971
Real Estate Management & Development	112	505		—		617
Residential REITs	444	—		—		444
Retail	258	213		—		471
Semiconductors & Semiconductor Equipment	7,949	1,550		—		9,499
Software	11,644	977		—		12,621
Specialized REITs	938	—		—		938
Specialty Retail	2,357	322		—		2,679
Tech Hardware, Storage & Peripherals	8,144	52		—		8,196
Textiles, Apparel & Luxury Goods	542	2,054		—		2,596
Tobacco	633	402		—		1,035
Trading Companies & Distributors	479	307		—		786
Transportation Infrastructure	—	244		—		244
Water Utilities	92	71		—		163
Wireless Telecommunication Services	306	120		—		426
Total Common Stocks	117,517	57,822	†	—	†	175,339	†
Warrants	1	—		—		1
Short-Term Investments
Investment Company	74,041	—		—		74,041
U.S. Treasury Securities	—	3,113		—		3,113
Total Short-Term Investments	74,041	3,113		—		77,154
Foreign Currency Forward Exchange Contracts	—	523		—		523
Futures Contracts	2,073	—		—		2,073
Interest Rate Swap Agreements	—	165		—		165
Total Return Swap Agreements	—	5,399		—		5,399
Total Assets	193,632	292,253	†	—	†	485,885	†
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Liabilities:
Foreign Currency Forward Exchange Contracts	$—	$(950)	$—		$(950)
Futures Contracts	(1,589)	—	—		(1,589)
Total Return Swap Agreements	—	(7,249)	—		(7,249)
Total Liabilities	(1,589)	(8,199)	—		(9,788)
Total	$192,043	$284,054 †	$—	†	$476,097 †

†  Includes one or more securities valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Fixed Income (000)	Common Stock (000)
Beginning Balance	$59	$—	†
Purchases	—	—
Sales	(59)	—
Transfers in	—	—
Transfers out	—	—
Corporate actions	—	—
Change in unrealized appreciation (depreciation)	—	—
Realized gains (losses)	—	—
Ending Balance	$—	$—	†
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2023	$—	$—

†  Includes a security valued at zero.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Consolidated Financial Statements (cont'd)

the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Consolidated Financial Statements (cont'd)

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers/dealers to purchase or sell foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Consolidated Financial Statements (cont'd)

OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the counterparty or clearing-house based on changes in the value of the contract or variation margin, respectively. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and U.S. Commodities Futures Trading Commission ("CFTC") approval of contracts for central clearing and exchange trading.

The Fund may enter into total return swaps in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include, but not be limited to, a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain long or short exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder, and conversely, that the Fund will not be able to meet its obligation to the counterparty.

The Fund may enter into interest rate swaps which is an agreement between two parties to exchange their respective commitments to pay or receive interest. Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of market loss with respect to interest rate swaps is typically limited to the net amount of interest payments that the Fund is contractually obligated to make.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Consolidated Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Consolidated Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2023:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$523
Futures Contracts	Variation Margin on Futures Contracts	Commodity Risk	751	(a)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	23	(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	1,299	(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	165	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	5,399
Total			$8,160
	Liability Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(950)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(160	)(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(1,429	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(7,249)
Total			$(9,788)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Consolidated Portfolio of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day's net variation margin.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Consolidated Financial Statements (cont'd)

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2023 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(2,210)
Commodity Risk	Futures Contracts	(87)
Equity Risk	Futures Contracts	706
Interest Rate Risk	Futures Contracts	582
Currency Risk	Futures Contracts	(150)
Equity Risk	Swap Agreements	14,506
Interest Rate Risk	Swap Agreements	(3,433)
Total		$9,914
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(1,213)
Commodity Risk	Futures Contracts	751
Equity Risk	Futures Contracts	(757)
Interest Rate Risk	Futures Contracts	(1,048)
Currency Risk	Futures Contracts	24
Equity Risk	Swap Agreements	8,155
Interest Rate Risk	Swap Agreements	2,202
Total		$8,114

At September 30, 2023, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives(a)	Assets(b) (000)	Liabilities(b) (000)
Foreign Currency Forward Exchange Contracts	$523	$(950)
Swap Agreements	5,399	(7,249)
Total	$5,922	$(8,199)

(a) Excludes exchange-traded derivatives.

(b) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2023:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received(a) (000)	Net Amount (not less than $0) (000)
Australia & New Zealand Banking Group Ltd.	$—	@	$—	$—	$—	@
Bank of America NA	12		(12)	—	0
Barclays Bank PLC	2,138		(1,408)	(730)	0
BNP Paribas SA	2,204		(1,028)	(1,176)	0
Goldman Sachs International	40		(40)	—	0
JPMorgan Chase Bank NA	1,349		(638)	(711)	0
Standard Chartered Bank	8		(3)	—	5
State Street Bank and Trust Co.	3		—	—	3
UBS AG	160		(160)	—	0
Westpac Banking Corp.	8		—	—	8
Total	$5,922		$(3,289)	$(2,617)	$16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Consolidated Financial Statements (cont'd)

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Consolidated Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged(a) (000)	Net Amount (not less than $0) (000)
Australia & New Zealand Banking Group Ltd.	$6	$—	$—	$6
Bank of America NA	1,127	(12)	—	1,115
Bank of New York Mellon	1	—	—	1
Barclays Bank PLC	1,431	(1,408)	—	23
BNP Paribas SA	1,214	(1,028)	—	186
Citibank NA	21	—	—	21
Goldman Sachs International	2,193	(40)	(2,153)	0
JPMorgan Chase Bank NA	638	(638)	—	0
Standard Chartered Bank	3	(3)	—	0
UBS AG	1,565	(160)	(1,170)	235
Total	$8,199	$(3,289)	$(3,323)	$1,587

@ Value is less than $500.

(a) In some instances, the actual collateral received or pledged may be more than the amount shown here due to overcollateralization.

For the year ended September 30, 2023, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$189,518,000
Futures Contracts:
Average monthly notional value	$184,354,000
Swap Agreements:
Average monthly notional amount	$130,087,000

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when- issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

6.  Indemnifications: The Trust enters into contracts that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Consolidated Financial Statements (cont'd)

Agreement, paid quarterly, at an annual rate of 0.45% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.74% for Class I shares, 1.09% for Class A shares, 1.59% for Class L shares, 1.84% for Class C shares and 0.71% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2023, approximately $23,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Trust pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended September 30, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Consolidated Financial Statements (cont'd)

Agency Fees" in the Statement of Operations, amounted to approximately $3,000.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $192,974,000 and $169,168,000, respectively. For the year ended September 30, 2023, purchases and sales of long-term U.S. Government securities were approximately $245,664,000 and $235,564,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2023, advisory fees paid were reduced by approximately $108,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2023 is as follows:

Affiliated Investment Company	Value September 30, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$75,502	$296,548	$298,009	$2,814
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2023 (000)
Liquidity Funds	$—	$—	$74,041

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended September 30, 2023, included in "Trustees' Fees and Expenses" in the Consolidated Statement of Operations amounted to approximately $2,000. At September 30, 2023, the Fund had an accrued pension liability of approximately $37,000, which is reflected as "Payable for Trustees' Fees and Expenses" in the Consolidated Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a RIC and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Consolidated Financial Statements (cont'd)

are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,603	$—	$35,063	$4,937

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended September 30, 2023.

At September 30, 2023, the Fund had no distributable earnings on a tax basis.

At September 30, 2023, the Fund had available for federal income tax purposes unused long-term capital losses of approximately $7,270,000, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2023, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $8,545,000.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended September 30, 2023, the Fund intends to defer to October 1, 2023 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$5,367	$—

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the twelve months ended September 30, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 89.8%.

K. Market Risk and Risks Relating to Certain Financial Instruments

Market: An investment in the Fund is based on the values of the Fund's investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Consolidated Financial Statements (cont'd)

performance of the Fund's investments, adversely affect and increase the volatility of the Fund's share price and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments.

Bitcoin: The Fund may gain exposure to cryptocurrencies by investing in the Subsidiary. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. The value of Fund's investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The Fund's exposure to cryptocurrency could result in substantial losses to the Fund.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Global Strategist Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Global Strategist Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the consolidated portfolio of investments, as of September 30, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 27, 2023

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser, Sub-Adviser and Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2022, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was acceptable and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2023. For corporate shareholders, 52.02% of the dividends qualified for the dividends received deduction.

The Fund designated approximately $1,249,000 of its distributions paid as business interest income.

The Fund designated approximately $809,000 of its distributions paid as qualified interest income.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended September 30, 2023. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $2,603,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im. or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

U.S. Customer Privacy Notice (unaudited)   April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Trustee	Since February 2022	Chief Executive Officer, Asset Management Division, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	87

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	87

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Joseph K. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	87	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	Trustee (since January 2022) and Treasurer (since January 2023), Nutley Family Service Bureau, Inc.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2022) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustees at any time during the past five years.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Trustees and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2023 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTGSANN
6048652 EXP 11.30.24

Morgan Stanley Institutional Fund Trust

High Yield Portfolio

Annual Report

September 30, 2023

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	31
Investment Advisory Agreement Approval	32
Liquidity Risk Management Program	34
Important Notices	35
Federal Tax Notice	36
U.S. Customer Privacy Notice	37
Trustees and Officers Information	40

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in High Yield Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2023

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Expense Example (unaudited)

High Yield Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/23	Actual Ending Account Value 9/30/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
High Yield Portfolio Class I	$1,000.00	$1,024.10	$1,021.81	$3.30	$3.29	0.65%
High Yield Portfolio Class A	1,000.00	1,021.10	1,020.05	5.07	5.06	1.00
High Yield Portfolio Class L	1,000.00	1,019.80	1,018.80	6.33	6.33	1.25
High Yield Portfolio Class C	1,000.00	1,018.50	1,016.29	8.86	8.85	1.75
High Yield Portfolio Class R6	1,000.00	1,022.90	1,021.96	3.14	3.14	0.62
High Yield Portfolio Class IR	1,000.00	1,024.20	1,021.96	3.15	3.14	0.62

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Overview (unaudited)

High Yield Portfolio

The Fund seeks total return.

Performance

For the fiscal year ended September 30, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 10.34%, net of fees. The Fund's Class I shares outperformed against the Fund's benchmark, the Bloomberg U.S. Corporate High Yield Index(i) (the "Index"), which returned 10.28%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  As of September 30, 2023, the Index returned 10.28% during the one-year period. The yield-to-worst and spread-to-worst both decreased during the period, falling by 80 basis points (bps) and 150 bps to 8.88% and 412 bps, respectively.(ii)

•  U.S. and global high yield markets got off to a strong start to the period and largely sustained the positive momentum until the Federal Reserve (Fed) meeting in December 2022. The yield on the 10-year U.S. Treasury fell more than 75 bps between mid-October and mid-December 2022 amid rising expectations that a modest softening in inflation readings would prompt a dovish softening in monetary policy from the Fed.(iii) Fed Chairman Powell's guidance effectively threw cold water on the fire at the conclusion of the December 2022 meeting, setting higher expectations for the terminal fed funds rate.

•  High yield markets kicked off 2023 with a strong opening act in January, as investors put cash to work and risk assets broadly rallied. However, volatility returned in the following two months amid a string of stronger-than-expected macroeconomic readings and a focus on the vulnerability of U.S. regional banks. U.S. high yield markets reversed course briefly as volatility receded, but volatility returned due to concerns around the U.S. debt ceiling and hawkish rhetoric from global central banks. High yield markets were able to regain their footing for most of the summer of 2023 amid the perception of an increased likelihood of a soft economic landing. However, the period ended with a softer tone as global rates moved sharply higher on the back of hawkish rhetoric from the Fed and the European Central Bank.

•  For the Fund, from a sector perspective, an underweight position and favorable credit selection in the wirelines sector was the primary contributor to relative performance during the period. Relative outperformance in the sector was driven by an underweight position in a legacy wireline operator that is facing significant long-term secular challenges. Favorable credit selection in the restaurants sector also helped relative performance but was offset by challenging credit selection in the health care sector.

•  From a ratings perspective, favorable credit selection and an underweight position in BB-rated bonds helped performance during the period. One of the primary contributors in the ratings segment was an overweight position in an oil field services company that reported strong third quarter 2023 earnings. Positioning within the B-rated segments also contributed positively to relative performance; however, this was offset by the Fund's credit selection in bonds rated CCC or below. A modest allocation to cash also hurt relative performance in a strong period for U.S. high yield markets.

Management Strategies

•  The high yield market ended the reporting period with a historically attractive yield; however, our outlook and positioning remain somewhat cautious. The need for caution is predicated on prevailing catalysts that include restrictive monetary policy, near-term headwinds facing the U.S. consumer and high yield issuers, and valuations that trade inside historical norms. Supportive credit quality and

(i)  "Bloomberg®" and the Bloomberg Index/Indices used are service marks of Bloomberg Finance L.P. and its affiliates, and have been licensed for use for certain purposes by Morgan Stanley Investment Management (MSIM). Bloomberg is not affiliated with MSIM, does not approve, endorse, review, or recommend any product, and. does not guarantee the timeliness, accurateness, or completeness of any data or information relating to any product.

(ii)  Source: Bloomberg L.P. Data based on the Bloomberg U.S. Corporate High Yield Index as of September 30, 2023. One basis point = 0.01%

(iii)  Source: Bloomberg L.P.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Overview (unaudited) (cont'd)

High Yield Portfolio

seniority will likely provide mitigating buoyancy over the near term. However, market participants should resist stretching for yield and instead focus on fundamentals and value with the expectation for an eventual — inevitable — return of volatility.

•  Sector biases at the end of the period included overweight positions in defensive sectors trading with what we assess to be attractive long-term value, and underweight positions in cyclical sectors with asymmetric risk/return characteristics. We are also mindful of avoiding value traps in historically defensive sectors such as cable & satellite TV and telecommunications, where historically wide valuations come with deep secular headwinds laden with idiosyncratic fundamental pitfalls.

•  Wider peak spreads in coming quarters seem inevitable, particularly moving into an election year in 2024, with ongoing war in Europe and declining relations coupled with increasingly aggressive overtures between Western allies and China. Risk and volatility, however, also represent the opportunity for attractive entry points that will likely reward disciplined long-term investors.

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C, Class R6 and Class IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Overview (unaudited) (cont'd)

High Yield Portfolio

Performance Compared to the Bloomberg U.S. Corporate High Yield Index(1) and the Lipper High Current Yield Bond Funds Index(2)

	Period Ended September 30, 2023 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	10.34%	2.01%	3.99%	5.48%
Fund — Class A Shares w/o sales charges(4)	9.98	1.64	3.62	5.12
Fund — Class A Shares with maximum 3.25% sales charges(4)	6.45	0.98	3.28	4.82
Fund — Class L Shares w/o sales charges(4)	9.76	1.40	3.36	4.86
Fund — Class C Shares w/o sales charges(6)	9.16	0.90	—	2.39
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	8.16	0.90	—	2.39
Fund — Class R6 Shares w/o sales charges(5)	10.35	2.03	—	3.32
Fund — Class IR Shares w/o sales charges(7)	10.36	2.04	—	2.29
Bloomberg U.S. Corporate High Yield Index	10.28	2.96	4.24	4.94
Lipper High Current Yield Bond Funds Index	9.76	2.69	3.75	4.48

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses. The Fund returns are calculated based on the net asset value as of the last business day of the period.

(1)  The Bloomberg U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper High Current Yield Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper High Current Yield Bond Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper High Current Yield Bond Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on February 7, 2012.

(5)  Commenced offering on March 28, 2014.

(6)  Commenced offering on April 30, 2015. Class C shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2023).

(7)  Commenced offering on June 15, 2018.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments

High Yield Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (99.0%)
Corporate Bonds (96.4%)
Basic Materials (5.7%)
ASP Unifrax Holdings, Inc.
5.25%, 9/30/28 (a)	$735	$525
Eldorado Gold Corp.
6.25%, 9/1/29 (a)	500	432
HB Fuller Co.
4.25%, 10/15/28	515	455
Herens Holdco Sarl
4.75%, 5/15/28 (a)	600	467
Hudbay Minerals, Inc.
4.50%, 4/1/26 (a)	359	336
IAMGOLD Corp.
5.75%, 10/15/28 (a)	574	450
International Flavors & Fragrances, Inc.
1.23%, 10/1/25 (a)	300	269
Iris Holding, Inc.
10.00%, 12/15/28 (a)	600	473
Kaiser Aluminum Corp.
4.50%, 6/1/31 (a)	250	198
4.63%, 3/1/28 (a)	175	153
Minerals Technologies, Inc.
5.00%, 7/1/28 (a)	500	459
NOVA Chemicals Corp.
4.25%, 5/15/29 (a)	300	234
Novelis Corp.
4.75%, 1/30/30 (a)	375	325
Nufarm Australia Ltd./Nufarm Americas, Inc.
5.00%, 1/27/30 (a)	500	442
TMS International Corp.
6.25%, 4/15/29 (a)	525	435
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
5.13%, 4/1/29 (a)	525	274
5.38%, 9/1/25 (a)	80	74
		6,001
Communications (8.6%)
Altice France SA
5.13%, 7/15/29 (a)	325	232
Arches Buyer, Inc.
6.13%, 12/1/28 (a)	310	252
Audacy Capital Corp.
6.50%, 5/1/27 (a)	900	19
Block Communications, Inc.
4.88%, 3/1/28 (a)	693	574
C&W Senior Financing DAC
6.88%, 9/15/27 (a)	250	220
CCO Holdings LLC/CCO Holdings Capital Corp.
5.00%, 2/1/28 (a)	450	409
Charter Communications Operating LLC/Charter Communications Operating Capital
3.85%, 4/1/61	460	257
	Face Amount (000)	Value (000)
Ciena Corp.
4.00%, 1/31/30 (a)	$785	$665
Clear Channel Outdoor Holdings, Inc.
7.75%, 4/15/28 (a)	510	408
CSC Holdings LLC
11.25%, 5/15/28 (a)	680	678
EquipmentShare.com, Inc.
9.00%, 5/15/28 (a)	725	698
GCI LLC
4.75%, 10/15/28 (a)	300	259
Gray Escrow II, Inc.
5.38%, 11/15/31 (a)	500	328
Gray Television, Inc.
4.75%, 10/15/30 (a)	25	17
Iliad Holding SASU
7.00%, 10/15/28 (a)	200	182
Lamar Media Corp.
4.00%, 2/15/30	200	170
LCPR Senior Secured Financing DAC
6.75%, 10/15/27 (a)	520	478
Midcontinent Communications/Midcontinent Finance Corp.
5.38%, 8/15/27 (a)	576	534
Outfront Media Capital LLC/Outfront Media Capital Corp.
4.63%, 3/15/30 (a)	350	276
Radiate Holdco LLC/Radiate Finance, Inc.
6.50%, 9/15/28 (a)	525	277
Sable International Finance Ltd.
5.75%, 9/7/27 (a)	249	226
Spotify USA, Inc.
0.00%, 3/15/26	500	427
TEGNA, Inc.
5.00%, 9/15/29	300	252
Townsquare Media, Inc.
6.88%, 2/1/26 (a)	100	95
Viavi Solutions, Inc.
3.75%, 10/1/29 (a)	650	529
Virgin Media Finance PLC
5.00%, 7/15/30 (a)	400	315
Ziggo BV
4.88%, 1/15/30 (a)	350	286
		9,063
Consumer, Cyclical (24.4%)
Acushnet Co.
7.38%, 10/15/28 (a)	80	81
Air Canada
3.88%, 8/15/26 (a)	300	272
Allwyn Entertainment Financing UK PLC
7.88%, 4/30/29 (a)	245	248
American Airlines, Inc.
7.25%, 2/15/28 (a)	117	112

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Consumer, Cyclical (cont'd)
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.50%, 4/20/26 (a)	$182	$177
5.75%, 4/20/29 (a)	403	375
Arko Corp.
5.13%, 11/15/29 (a)	675	545
Ashton Woods USA LLC/Ashton Woods Finance Co.
4.63%, 4/1/30 (a)	500	410
At Home Group, Inc.
4.88%, 7/15/28 (a)	255	109
BCPE Empire Holdings, Inc.
7.63%, 5/1/27 (a)	280	266
Boyne USA, Inc.
4.75%, 5/15/29 (a)	490	429
Brinker International, Inc.
8.25%, 7/15/30 (a)	280	270
Carrols Restaurant Group, Inc.
5.88%, 7/1/29 (a)	1,010	849
Cars.com, Inc.
6.38%, 11/1/28 (a)	695	632
CCM Merger, Inc.
6.38%, 5/1/26 (a)	550	527
CD&R Smokey Buyer, Inc.
6.75%, 7/15/25 (a)	885	854
Cushman & Wakefield U.S. Borrower LLC
6.75%, 5/15/28 (a)	250	231
Dealer Tire LLC/DT Issuer LLC
8.00%, 2/1/28 (a)	950	892
DraftKings Holdings, Inc.
0.00%, 3/15/28	465	356
Dream Finders Homes, Inc.
8.25%, 8/15/28 (a)	500	504
Evergreen Acqco 1 LP/TVI, Inc.
9.75%, 4/26/28 (a)	325	335
Everi Holdings, Inc.
5.00%, 7/15/29 (a)	300	259
Ferrellgas LP/Ferrellgas Finance Corp.
5.88%, 4/1/29 (a)	1,075	968
Ford Motor Co.
0.00%, 3/15/26	275	272
3.25%, 2/12/32	1,090	841
GYP Holdings III Corp.
4.63%, 5/1/29 (a)	260	224
Hanesbrands, Inc.
4.88%, 5/15/26 (a)	320	294
Hawaiian Brand Intellectual Property Ltd./ HawaiianMiles Loyalty Ltd.
5.75%, 1/20/26 (a)	300	270
Hilton Domestic Operating Co., Inc.
3.63%, 2/15/32 (a)	250	202
Jacobs Entertainment, Inc.
6.75%, 2/15/29 (a)	620	536
	Face Amount (000)	Value (000)
JB Poindexter & Co., Inc.
7.13%, 4/15/26 (a)	$850	$828
Ken Garff Automotive LLC
4.88%, 9/15/28 (a)	275	235
Kohl's Corp.
4.63%, 5/1/31 (b)	307	207
LCM Investments Holdings II LLC
4.88%, 5/1/29 (a)	275	234
LGI Homes, Inc.
4.00%, 7/15/29 (a)	330	264
Lindblad Expeditions Holdings, Inc.
9.00%, 5/15/28 (a)	199	199
Lindblad Expeditions LLC
6.75%, 2/15/27 (a)	395	370
Lithia Motors, Inc.
3.88%, 6/1/29 (a)	400	337
Macy's Retail Holdings LLC
5.88%, 3/15/30 (a)	500	424
Mclaren Finance PLC
7.50%, 8/1/26 (a)	450	393
Michaels Cos., Inc.
7.88%, 5/1/29 (a)	520	340
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.
4.88%, 5/1/29 (a)	400	341
New Home Co., Inc.
8.25%, 10/15/27 (a)(b)	1,058	984
Newell Brands, Inc.
5.20%, 4/1/26 (b)	320	302
Patrick Industries, Inc.
4.75%, 5/1/29 (a)	150	125
Peloton Interactive, Inc.
0.00%, 2/15/26	595	451
PetSmart, Inc./PetSmart Finance Corp.
4.75%, 2/15/28 (a)	275	241
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.
5.88%, 9/1/31 (a)	520	384
Raptor Acquisition Corp./Raptor Co.-Issuer LLC
4.88%, 11/1/26 (a)	175	164
Real Hero Merger Sub 2, Inc.
6.25%, 2/1/29 (a)	745	576
Resorts World Las Vegas LLC/RWLV Capital, Inc.
4.63%, 4/16/29	600	480
Rivian Holdings LLC/Rivian LLC/Rivian Automotive LLC
6 Month USD LIBOR + 5.63%, 10.93%, 10/15/26 (a)(c)	730	735
Speedway Motorsports LLC/Speedway Funding II, Inc.
4.88%, 11/1/27 (a)	900	818
Station Casinos LLC
4.50%, 2/15/28 (a)	200	175
The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Consumer, Cyclical (cont'd)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.
5.88%, 5/15/25 (a)	$660	$637
Tenneco, Inc.
8.00%, 11/17/28 (a)	430	350
Thor Industries, Inc.
4.00%, 10/15/29 (a)	275	227
Titan International, Inc.
7.00%, 4/30/28	285	267
United Airlines, Inc.
4.63%, 4/15/29 (a)	475	409
Viking Cruises Ltd.
5.88%, 9/15/27 (a)	630	576
VistaJet Malta Finance PLC/Vista Management Holding, Inc.
9.50%, 6/1/28 (a)	165	145
Wheel Pros, Inc.
6.50%, 5/15/29 (a)	600	202
White Cap Buyer LLC
6.88%, 10/15/28 (a)	400	354
Wolverine World Wide, Inc.
4.00%, 8/15/29 (a)	350	260
ZF North America Capital, Inc.
6.88%, 4/14/28 (a)	385	377
		25,751
Consumer, Non-Cyclical (14.5%)
AHP Health Partners, Inc.
5.75%, 7/15/29 (a)	860	727
Alta Equipment Group, Inc.
5.63%, 4/15/26 (a)	610	563
AMN Healthcare, Inc.
4.00%, 4/15/29 (a)	450	382
APi Group DE, Inc.
4.13%, 7/15/29 (a)	350	295
Bausch & Lomb Escrow Corp.
8.38%, 10/1/28 (a)	270	271
Block, Inc.
0.25%, 11/1/27	275	208
Carriage Services, Inc.
4.25%, 5/15/29 (a)	250	214
Chobani LLC/Chobani Finance Corp., Inc.
4.63%, 11/15/28 (a)	425	375
CoreLogic, Inc.
4.50%, 5/1/28 (a)	250	190
CPI CG, Inc.
8.63%, 3/15/26 (a)	448	442
Darling Ingredients, Inc.
6.00%, 6/15/30 (a)	200	190
Edgewell Personal Care Co.
5.50%, 6/1/28 (a)	250	231
Esc Cb National Cineme
0.00%, 8/15/26 (d)(e)	600	—
	Face Amount (000)	Value (000)
Fortrea Holdings, Inc.
7.50%, 7/1/30 (a)	$425	$414
Garda World Security Corp.
9.50%, 11/1/27 (a)	250	239
Grifols SA
4.75%, 10/15/28 (a)	625	534
GXO Logistics, Inc.
1.65%, 7/15/26	325	286
Heartland Dental LLC/Heartland Dental Finance Corp.
8.50%, 5/1/26 (a)	491	463
10.50%, 4/30/28 (a)	460	463
H-Food Holdings LLC/Hearthside Finance Co., Inc.
8.50%, 6/1/26 (a)	400	100
Ingles Markets, Inc.
4.00%, 6/15/31 (a)	500	411
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc.
5.00%, 2/1/26 (a)	500	491
LifePoint Health, Inc.
5.38%, 1/15/29 (a)	550	385
9.88%, 8/15/30 (a)	285	276
Medline Borrower LP
3.88%, 4/1/29 (a)	500	423
Metis Merger Sub LLC
6.50%, 5/15/29 (a)	400	338
ModivCare Escrow Issuer, Inc.
5.00%, 10/1/29 (a)	600	431
ModivCare, Inc.
5.88%, 11/15/25 (a)	250	238
Nathan's Famous, Inc.
6.63%, 11/1/25 (a)	359	358
Option Care Health, Inc.
4.38%, 10/31/29 (a)	380	329
P&L Development LLC/PLD Finance Corp.
7.75%, 11/15/25 (a)	1,085	794
Performance Food Group, Inc.
4.25%, 8/1/29 (a)	300	260
Perrigo Finance Unlimited Co.
4.90%, 12/15/44	325	241
PROG Holdings, Inc.
6.00%, 11/15/29 (a)	325	284
Signal Parent, Inc.
6.13%, 4/1/29 (a)	1,070	654
Sotheby's
7.38%, 10/15/27 (a)	450	415
TriNet Group, Inc.
3.50%, 3/1/29 (a)	340	287
U.S. Acute Care Solutions LLC
6.38%, 3/1/26 (a)	825	711
VT Topco, Inc.
8.50%, 8/15/30 (a)	255	253
WASH Multifamily Acquisition, Inc.
5.75%, 4/15/26 (a)	500	467

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Consumer, Non-Cyclical (cont'd)
ZipRecruiter, Inc.
5.00%, 1/15/30 (a)	$835	$656
		15,289
Energy (9.7%)
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%, 4/1/28 (a)	200	187
6.88%, 4/1/27 (a)	300	291
Baytex Energy Corp.
8.50%, 4/30/30 (a)	105	106
8.75%, 4/1/27 (a)	556	565
CITGO Petroleum Corp.
6.38%, 6/15/26 (a)	610	603
CNX Midstream Partners LP
4.75%, 4/15/30 (a)	450	375
Continental Resources, Inc.
2.88%, 4/1/32 (a)	825	618
CQP Holdco LP/BIP-V Chinook Holdco LLC
5.50%, 6/15/31 (a)	575	510
Diamondback Energy, Inc.
4.25%, 3/15/52	300	213
Global Partners LP/GLP Finance Corp.
7.00%, 8/1/27	690	673
ITT Holdings LLC
6.50%, 8/1/29 (a)	295	250
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.
6.00%, 8/1/26 (a)	550	532
Martin Midstream Partners LP/Martin Midstream Finance Corp.
11.50%, 2/15/28 (a)	545	554
Matador Resources Co.
5.88%, 9/15/26	274	265
6.88%, 4/15/28 (a)	390	383
NextEra Energy Partners LP
2.50%, 6/15/26 (a)	715	610
Oceaneering International, Inc.
6.00%, 2/1/28 (a)(f)	925	872
ONEOK, Inc.
3.10%, 3/15/30	225	188
Rockies Express Pipeline LLC
3.60%, 5/15/25 (a)	300	284
Sitio Royalties Operating Partnership LP/Sitio Finance Corp.
7.88%, 11/1/28 (a)	470	472
Southwestern Energy Co.
4.75%, 2/1/32	300	258
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
6.00%, 12/31/30 (a)	500	442
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.00%, 1/15/32	600	506
	Face Amount (000)	Value (000)
Vermilion Energy, Inc.
5.63%, 3/15/25 (a)	$575	$561
		10,318
Finance (8.7%)
AG TTMT Escrow Issuer LLC
8.63%, 9/30/27 (a)	200	201
AmWINS Group, Inc.
4.88%, 6/30/29 (a)	350	307
BroadStreet Partners, Inc.
5.88%, 4/15/29 (a)	425	375
Castlelake Aviation Finance DAC
5.00%, 4/15/27 (a)	370	338
Compass Group Diversified Holdings LLC
5.25%, 4/15/29 (a)	685	600
CTR Partnership LP/CareTrust Capital Corp.
3.88%, 6/30/28 (a)	900	771
Global Net Lease, Inc./Global Net Lease Operating Partnership LP
3.75%, 12/15/27 (a)	300	233
Howard Hughes Corp.
4.13%, 2/1/29 (a)	200	160
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 9/15/24	245	236
6.25%, 5/15/26	475	442
6.38%, 12/15/25	60	57
Iron Mountain, Inc.
5.25%, 7/15/30 (a)	300	263
Jane Street Group/JSG Finance, Inc.
4.50%, 11/15/29 (a)	775	667
Jefferies Finance LLC/JFIN Co.-Issuer Corp.
5.00%, 8/15/28 (a)	500	422
Jefferson Capital Holdings LLC
6.00%, 8/15/26 (a)	731	647
LPL Holdings, Inc.
4.00%, 3/15/29 (a)	655	572
Macquarie Airfinance Holdings Ltd.
8.38%, 5/1/28 (a)	320	325
MGIC Investment Corp.
5.25%, 8/15/28	275	256
Oxford Finance LLC/Oxford Finance Co-Issuer II Inc.
6.38%, 2/1/27 (a)	750	698
RHP Hotel Properties LP/RHP Finance Corp.
4.75%, 10/15/27	250	228
RLJ Lodging Trust LP
3.75%, 7/1/26 (a)	250	226
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc.
2.88%, 10/15/26 (a)	370	326
VistaJet Malta Finance PLC/Vista Management Holding, Inc.
6.38%, 2/1/30 (a)	1,075	832
		9,182

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Industrials (18.5%)
ACProducts Holdings, Inc.
6.38%, 5/15/29 (a)	$625	$413
AmeriTex HoldCo Intermediate LLC
10.25%, 10/15/28 (a)	370	366
Ball Corp.
3.13%, 9/15/31	400	314
Bombardier, Inc.
6.00%, 2/15/28 (a)	525	477
Brundage-Bone Concrete Pumping Holdings, Inc.
6.00%, 2/1/26 (a)	400	381
Cargo Aircraft Management, Inc.
4.75%, 2/1/28 (a)	500	447
Carriage Purchaser, Inc.
7.88%, 10/15/29 (a)	1,010	768
Coherent Corp.
5.00%, 12/15/29 (a)	500	434
Covanta Holding Corp.
4.88%, 12/1/29 (a)	485	399
5.00%, 9/1/30	130	104
CP Atlas Buyer, Inc.
7.00%, 12/1/28 (a)	399	313
CryoPort, Inc.
0.75%, 12/1/26 (a)	680	541
Dycom Industries, Inc.
4.50%, 4/15/29 (a)	960	831
Emerald Debt Merger Sub LLC
6.63%, 12/15/30 (a)	375	361
EnerSys
4.38%, 12/15/27 (a)	455	414
EnPro Industries, Inc.
5.75%, 10/15/26	500	480
Enviri Corp.
5.75%, 7/31/27 (a)	1,167	1,028
Fly Leasing Ltd.
7.00%, 10/15/24 (a)	1,645	1,512
Great Lakes Dredge & Dock Corp.
5.25%, 6/1/29 (a)	880	723
Hillenbrand, Inc.
3.75%, 3/1/31	250	201
JPW Industries Holding Corp.
9.00%, 10/1/24 (a)	950	911
Madison IAQ LLC
5.88%, 6/30/29 (a)	750	605
Manitowoc Co., Inc.
9.00%, 4/1/26 (a)	530	529
Moog, Inc.
4.25%, 12/15/27 (a)	500	452
Mueller Water Products, Inc.
4.00%, 6/15/29 (a)	450	392
New Enterprise Stone & Lime Co., Inc.
5.25%, 7/15/28 (a)	450	404
	Face Amount (000)	Value (000)
OI European Group BV
4.75%, 2/15/30 (a)	$250	$218
PGT Innovations, Inc.
4.38%, 10/1/29 (a)	635	586
Seaspan Corp.
5.50%, 8/1/29 (a)	650	522
Smyrna Ready Mix Concrete LLC
6.00%, 11/1/28 (a)	300	277
TK Elevator U.S. Newco, Inc.
5.25%, 7/15/27 (a)	325	298
TopBuild Corp.
3.63%, 3/15/29 (a)	250	213
TransDigm, Inc.
5.50%, 11/15/27	300	281
Trident TPI Holdings, Inc.
12.75%, 12/31/28 (a)	270	283
TriMas Corp.
4.13%, 4/15/29 (a)	400	343
Trivium Packaging Finance BV
8.50%, 8/15/27 (a)	300	275
TTM Technologies, Inc.
4.00%, 3/1/29 (a)	450	374
VM Consolidated, Inc.
5.50%, 4/15/29 (a)	545	491
Vontier Corp.
2.95%, 4/1/31	675	521
Waste Pro USA, Inc.
5.50%, 2/15/26 (a)	475	444
Watco Cos. LLC/Watco Finance Corp.
6.50%, 6/15/27 (a)	425	404
XPO Escrow Sub LLC
7.50%, 11/15/27 (a)	200	203
		19,533
Technology (4.7%)
AthenaHealth Group, Inc.
6.50%, 2/15/30 (a)	650	545
Clarivate Science Holdings Corp.
4.88%, 7/1/29 (a)	450	384
Cloud Software Group, Inc.
9.00%, 9/30/29 (a)	238	207
Concentrix Corp.
6.60%, 8/2/28	350	338
Crowdstrike Holdings, Inc.
3.00%, 2/15/29	495	417
KBR, Inc.
4.75%, 9/30/28 (a)	430	379
Kyndryl Holdings, Inc.
2.70%, 10/15/28	590	485
McAfee Corp.
7.38%, 2/15/30 (a)	65	55
Playtika Holding Corp.
4.25%, 3/15/29 (a)	640	535

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Technology (cont'd)
Rackspace Technology Global, Inc.
5.38%, 12/1/28 (a)	$625	$210
ROBLOX Corp.
3.88%, 5/1/30 (a)	600	482
Rocket Software, Inc.
6.50%, 2/15/29 (a)	745	616
Unisys Corp.
6.88%, 11/1/27 (a)	375	281
		4,934
Utilities (1.6%)
Leeward Renewable Energy Operations LLC
4.25%, 7/1/29 (a)	910	749
Pike Corp.
5.50%, 9/1/28 (a)	545	478
TransAlta Corp.
7.75%, 11/15/29	525	532
		1,759
		101,830
Variable Rate Senior Loan Interests (2.6%)
Consumer, Cyclical (0.4%)
Peloton Interactive, Inc. Term Loan 6 Month USD SOFR + 6.50%, 12.26%, 5/25/27 (c)	395	397
Consumer, Non-Cyclical (1.6%)
AlixPartners LLP
2021 Term Loan B 1 Month USD SOFR + 2.75%, 8.18%, 2/4/28 (c)	193	193
Pearl Intermediate Parent LLC
2018 2nd Lien Term Loan 1 Month USD SOFR + 6.25%, 11.68%, 2/13/26 (c)	500	495
Pluto Acquisition I, Inc.
2021 1st Lien Term Loan 3 Month USD SOFR + 4.00%, 9.32%, 6/22/26 (c)	480	421
Surgery Center Holdings, Inc.
2021 Term Loan 1 Month USD SOFR + 3.75%, 9.18%, 8/31/26 (c)	550	551
		1,660
Industrials (0.6%)
Grinding Media, Inc.
2021 Term Loan B 3 Month USD SOFR + 4.00%, 9.53%, 10/12/28 (c)	696	692
		2,749
Total Fixed Income Securities (Cost $114,311)		104,579
	Shares
Common Stocks (0.1%)
Automobile Components (0.0%)
Exide Technologies (g)	592	—
Diversified REITs (0.0%)‡
American Gilsonite Co. (g)	500	3
Machinery (0.1%)
Iracore Investment Holdings, Inc., Class A (g)(h)	470	72
	Shares	Value (000)
Semiconductors & Semiconductor Equipment (0.0%)‡
UC Holdings, Inc. (e)	2,826	$13
Total Common Stocks (Cost $151)		88
Total Investments (99.1%) (Cost $114,462) (i)(j)		104,667
Other Assets in Excess of Liabilities (0.9%)		921
Net Assets (100.0%)		$105,588

‡  Amount is less than 0.05%.

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of September 30, 2023. Maturity date disclosed is the ultimate maturity date.

(c)  Floating or variable rate securities: The rates disclosed are as of September 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(d)  Non-income producing security; bond in default.

(e)  Issuer in bankruptcy.

(f)  When-issued security.

(g)  Non-income producing security.

(h)  At September 30, 2023, the Trust held a fair valued security valued at approximately $72,000, representing 0.1% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Trust's (as defined herein) Trustees.

(i)  Securities are available as collateral in connection with securities purchased on a forward commitment basis.

(j)  At September 30, 2023, the aggregate cost for federal income tax purposes is approximately $114,640,000. The aggregate gross unrealized appreciation is approximately $484,000 and the aggregate gross unrealized depreciation is approximately $9,460,000, resulting in net unrealized depreciation of approximately $8,976,000.

DAC  Designated Activity Company.

LIBOR  London Interbank Offered Rate.

SOFR  Secured Overnight Financing Rate.

USD  United States Dollar.

Portfolio Composition

Classification	Percentage of Total Investments
Consumer, Cyclical	25.0%
Industrials	19.3
Consumer, Non-Cyclical	16.2
Energy	9.8
Finance	8.8
Communications	8.7
Other*	6.5
Basic Materials	5.7
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

High Yield Portfolio

Statement of Assets and Liabilities	September 30, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $114,462)	$104,667
Interest Receivable	2,078
Receivable for Investments Sold	679
Receivable for Fund Shares Sold	119
Due from Adviser	11
Receivable from Affiliate	1
Other Assets	64
Total Assets	107,619
Liabilities:
Payable for Investments Purchased	1,375
Payable to Bank	442
Payable for Professional Fees	63
Payable for Fund Shares Redeemed	43
Payable for Sub Transfer Agency Fees — Class I	13
Payable for Sub Transfer Agency Fees — Class A	2
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	1
Payable for Administration Fees	7
Payable for Transfer Agency Fees — Class I	3
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class R6	—	@
Payable for Transfer Agency Fees — Class IR	—	@
Payable for Shareholder Services Fees — Class A	2
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	3
Payable for Custodian Fees	4
Other Liabilities	71
Total Liabilities	2,031
Net Assets	$105,588
Net Assets Consist of:
Paid-in-Capital	$143,355
Total Accumulated Loss	(37,767)
Net Assets	$105,588

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

High Yield Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2023 (000)
CLASS I:
Net Assets	$85,713
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	10,597,163
Net Asset Value, Offering and Redemption Price Per Share	$8.09
CLASS A:
Net Assets	$11,192
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,386,477
Net Asset Value, Redemption Price Per Share	$8.07
Maximum Sales Load	3.25%
Maximum Sales Charge	$0.27
Maximum Offering Price Per Share	$8.34
CLASS L:
Net Assets	$166
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	20,555
Net Asset Value, Offering and Redemption Price Per Share	$8.08
CLASS C:
Net Assets	$3,539
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	439,081
Net Asset Value, Offering and Redemption Price Per Share	$8.06
CLASS R6:
Net Assets	$4,967
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	613,622
Net Asset Value, Offering and Redemption Price Per Share	$8.09
CLASS IR:
Net Assets	$11
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,327
Net Asset Value, Offering and Redemption Price Per Share	$8.09

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

High Yield Portfolio

Statement of Operations	Year Ended September 30, 2023 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$8,973
Dividends from Security of Affiliated Issuer (Note G)	39
Total Investment Income	9,012
Expenses:
Advisory Fees (Note B)	740
Professional Fees	224
Sub Transfer Agency Fees — Class I	125
Sub Transfer Agency Fees — Class A	11
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	3
Registration Fees	112
Administration Fees (Note C)	99
Shareholder Services Fees — Class A (Note D)	29
Distribution and Shareholder Services Fees — Class L (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	38
Pricing Fees	45
Transfer Agency Fees — Class I (Note E)	15
Transfer Agency Fees — Class A (Note E)	5
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class R6 (Note E)	3
Transfer Agency Fees — Class IR (Note E)	2
Transfer Agency Fees — Class W* (Note E)	2
Shareholder Reporting Fees	30
Custodian Fees (Note F)	15
Trustees' Fees and Expenses	8
Other Expenses	24
Total Expenses	1,537
Waiver of Advisory Fees (Note B)	(534)
Reimbursement of Class Specific Expenses — Class I (Note B)	(110)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(3)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(3)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(2)
Reimbursement of Class Specific Expenses — Class W* (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	880
Net Investment Income	8,132
Realized Loss:
Investments Sold	(12,076)
Change in Unrealized Appreciation (Depreciation):
Investments	17,068
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	4,992
Net Increase in Net Assets Resulting from Operations	$13,124

@  Amount is less than $500.

*  Effective June 28, 2023, Class W shares were liquidated.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

High Yield Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2023 (000)	Year Ended September 30, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$8,132	$9,621
Net Realized Loss	(12,076)	(5,151)
Net Change in Unrealized Appreciation (Depreciation)	17,068	(30,555)
Net Increase (Decrease) in Net Assets Resulting from Operations	13,124	(26,085)
Dividends and Distributions to Shareholders:
Class I	(6,936)	(8,231)
Class A	(752)	(784)
Class L	(10)	(17)
Class C	(214)	(258)
Class R6*	(389)	(455)
Class IR	(1)	(1)
Class W**	(1)	(1)
Total Dividends and Distributions to Shareholders	(8,303)	(9,747)
Capital Share Transactions:(1)
Class I:
Subscribed	28,162	43,321
Distributions Reinvested	6,642	8,101
Redeemed	(71,061)	(64,717)
Class A:
Subscribed	7,175	12,087
Distributions Reinvested	752	784
Redeemed	(8,669)	(15,535)
Class L:
Exchanged	37	—
Distributions Reinvested	10	17
Redeemed	(110)	(110)
Class C:
Subscribed	537	608
Distributions Reinvested	214	258
Redeemed	(1,466)	(2,039)
Class R6:*
Subscribed	13	9,619
Distributions Reinvested	389	455
Redeemed	(3,832)	(3,540)
Class IR:
Distributions Reinvested	1	1
Class W:**
Distributions Reinvested	1	1
Redeemed	(10)	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(41,215)	(10,689)
Total Decrease in Net Assets	(36,394)	(46,521)
Net Assets:
Beginning of Period	141,982	188,503
End of Period	$105,588	$141,982

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

High Yield Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2023 (000)	Year Ended September 30, 2022 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	3,470	4,876
Shares Issued on Distributions Reinvested	819	906
Shares Redeemed	(8,737)	(7,365)
Net Decrease in Class I Shares Outstanding	(4,448)	(1,583)
Class A:
Shares Subscribed	882	1,381
Shares Issued on Distributions Reinvested	93	88
Shares Redeemed	(1,068)	(1,760)
Net Decrease in Class A Shares Outstanding	(93)	(291)
Class L:
Shares Exchanged	5	—
Shares Issued on Distributions Reinvested	1	2
Shares Redeemed	(14)	(13)
Net Decrease in Class L Shares Outstanding	(8)	(11)
Class C:
Shares Subscribed	65	65
Shares Issued on Distributions Reinvested	27	29
Shares Redeemed	(181)	(231)
Net Decrease in Class C Shares Outstanding	(89)	(137)
Class R6:*
Shares Subscribed	1	1,056
Shares Issued on Distributions Reinvested	48	52
Shares Redeemed	(475)	(432)
Net Increase (Decrease) in Class R6 Shares Outstanding	(426)	676
Class IR:
Shares Issued on Distributions Reinvested	— @@	— @@
Class W:**
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(1)	—
Net Increase (Decrease) in Class W Shares Outstanding	(1)	— @@

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

**  Effective June 28, 2023, Class W shares were liquidated.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Financial Highlights

High Yield Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$7.84		$9.68		$9.19		$9.78		$9.96
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.54		0.50		0.53		0.57		0.63
Net Realized and Unrealized Gain (Loss)	0.26		(1.83)		0.49		(0.57)		(0.19)
Total from Investment Operations	0.80		(1.33)		1.02		0.00		0.44
Distributions from and/or in Excess of:
Net Investment Income	(0.55)		(0.51)		(0.53)		(0.59)		(0.62)
Net Asset Value, End of Period	$8.09		$7.84		$9.68		$9.19		$9.78
Total Return(2)	10.34%		(14.27)%		11.38%		0.15%		4.68%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$85,713		$117,898		$161,038		$155,539		$176,483
Ratio of Expenses Before Expense Limitation	1.19%		1.04%		1.03%		1.02%		0.98%
Ratio of Expenses After Expense Limitation	0.65	%(3)	0.65	%(3)	0.65	%(3)	0.65	%(3)	0.65	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		0.65	%(3)	0.65	%(3)	0.65	%(3)
Ratio of Net Investment Income	6.66	%(3)	5.64	%(3)	5.50	%(3)	6.20	%(3)	6.51	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	57%		28%		54%		69%		42%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Financial Highlights

High Yield Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$7.82		$9.67		$9.17		$9.76		$9.94
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.51		0.47		0.49		0.55		0.60
Net Realized and Unrealized Gain (Loss)	0.26		(1.84)		0.51		(0.58)		(0.20)
Total from Investment Operations	0.77		(1.37)		1.00		(0.03)		0.40
Distributions from and/or in Excess of:
Net Investment Income	(0.52)		(0.48)		(0.50)		(0.56)		(0.58)
Net Asset Value, End of Period	$8.07		$7.82		$9.67		$9.17		$9.76
Total Return(2)	9.98%		(14.69)%		11.14%		(0.22)%		4.28%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11,192		$11,573		$17,116		$14,595		$24,401
Ratio of Expenses Before Expense Limitation	1.45%		1.29%		1.27%		1.31%		1.23%
Ratio of Expenses After Expense Limitation	1.00	%(3)	1.00	%(3)	0.99	%(3)	1.00	%(3)	0.99	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		0.99	%(3)	1.00	%(3)	0.99	%(3)
Ratio of Net Investment Income	6.31	%(3)	5.27	%(3)	5.16	%(3)	5.87	%(3)	6.17	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	57%		28%		54%		69%		42%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Financial Highlights

High Yield Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$7.83		$9.67		$9.17		$9.76		$9.94
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.49		0.45		0.47		0.52		0.57
Net Realized and Unrealized Gain (Loss)	0.25		(1.84)		0.51		(0.58)		(0.19)
Total from Investment Operations	0.74		(1.39)		0.98		(0.06)		0.38
Distributions from and/or in Excess of:
Net Investment Income	(0.49)		(0.45)		(0.48)		(0.53)		(0.56)
Net Asset Value, End of Period	$8.08		$7.83		$9.67		$9.17		$9.76
Total Return(2)	9.76%		(14.92)%		10.84%		(0.46)%		4.06%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$166		$222		$383		$425		$468
Ratio of Expenses Before Expense Limitation	3.18%		2.16%		1.98%		1.91%		1.86%
Ratio of Expenses After Expense Limitation	1.25	%(3)	1.25	%(3)	1.25	%(3)	1.25	%(3)	1.25	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		1.25	%(3)	1.25	%(3)	1.25	%(3)
Ratio of Net Investment Income	6.05	%(3)	5.02	%(3)	4.90	%(3)	5.60	%(3)	5.93	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	57%		28%		54%		69%		42%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Financial Highlights

High Yield Portfolio

	Class C
	Year Ended September 30,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$7.81		$9.65		$9.16		$9.75		$9.93
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.45		0.40		0.42		0.46		0.52
Net Realized and Unrealized Gain (Loss)	0.26		(1.83)		0.50		(0.56)		(0.19)
Total from Investment Operations	0.71		(1.43)		0.92		(0.10)		0.33
Distributions from and/or in Excess of:
Net Investment Income	(0.46)		(0.41)		(0.43)		(0.49)		(0.51)
Net Asset Value, End of Period	$8.06		$7.81		$9.65		$9.16		$9.75
Total Return(2)	9.16%		(15.27)%		10.20%		(0.93)%		3.55%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,539		$4,121		$6,418		$7,633		$5,226
Ratio of Expenses Before Expense Limitation	2.22%		2.05%		2.01%		2.02%		1.98%
Ratio of Expenses After Expense Limitation	1.75	%(3)	1.75	%(3)	1.74	%(3)	1.74	%(3)	1.74	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		1.74	%(3)	1.74	%(3)	1.74	%(3)
Ratio of Net Investment Income	5.56	%(3)	4.51	%(3)	4.41	%(3)	5.06	%(3)	5.43	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	57%		28%		54%		69%		42%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Financial Highlights

High Yield Portfolio

	Class R6(1)
	Year Ended September 30,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$7.84		$9.69		$9.19		$9.78		$9.96
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.54		0.51		0.53		0.55		0.64
Net Realized and Unrealized Gain (Loss)	0.26		(1.84)		0.50		(0.55)		(0.20)
Total from Investment Operations	0.80		(1.33)		1.03		0.00		0.44
Distributions from and/or in Excess of:
Net Investment Income	(0.55)		(0.52)		(0.53)		(0.59)		(0.62)
Net Asset Value, End of Period	$8.09		$7.84		$9.69		$9.19		$9.78
Total Return(3)	10.35%		(14.30)%		11.49%		0.18%		4.71%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,967		$8,149		$3,526		$5,471		$301
Ratio of Expenses Before Expense Limitation	1.10%		0.94%		0.94%		0.94%		1.11%
Ratio of Expenses After Expense Limitation	0.62	%(4)	0.62	%(4)	0.62	%(4)	0.62	%(4)	0.62	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		0.62	%(4)	0.62	%(4)	0.62	%(4)
Ratio of Net Investment Income	6.69	%(4)	5.82	%(4)	5.54	%(4)	6.20	%(4)	6.55	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	57%		28%		54%		69%		42%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Financial Highlights

High Yield Portfolio

	Class IR
	Year Ended September 30,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$7.84		$9.69		$9.19		$9.78		$9.96
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.54		0.48		0.50		0.52		0.56
Net Realized and Unrealized Gain (Loss)	0.26		(1.81)		0.53		(0.52)		(0.12)
Total from Investment Operations	0.80		(1.33)		1.03		0.00		0.44
Distributions from and/or in Excess of:
Net Investment Income	(0.55)		(0.52)		(0.53)		(0.59)		(0.62)
Net Asset Value, End of Period	$8.09		$7.84		$9.69		$9.19		$9.78
Total Return(2)	10.36%		(14.30)%		11.49%		0.18%		4.71%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11		$10		$11		$10		$10
Ratio of Expenses Before Expense Limitation	21.53%		19.61%		18.97%		20.43%		20.17%
Ratio of Expenses After Expense Limitation	0.62	%(3)	0.62	%(3)	0.62	%(3)	0.62	%(3)	0.62	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		0.62	%(3)	0.62	%(3)	0.62	%(3)
Ratio of Net Investment Income	6.69	%(3)	5.38	%(3)	5.26	%(3)	5.70	%(3)	5.80	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	57%		28%		54%		69%		42%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). All Funds are considered diversified for purposes of the Act.

The Trust applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC"). In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying financial statements relate to the High Yield Portfolio. The Fund seeks total return. The Fund has issued six classes of shares — Class I, Class A, Class L, Class C, Class R6 and Class IR. Effective April 29, 2022, Class IS shares were renamed Class R6 shares. On June 28, 2023, Class W shares were liquidated as a share class of the Fund and there were no shares outstanding as of September 30, 2023. Accordingly, no financial highlights have been presented for Class W.

The Fund has suspended offering Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Fixed income securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) all other equity portfolio securities for which over-thecounter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (4) certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (5) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Trustees have designated the Trust's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$101,830		$—	$101,830
Variable Rate Senior Loan Interests	—	2,749		—	2,749
Total Fixed Income Securities	—	104,579		—	104,579
Common Stocks
Automobile Components	—	—	†	—	—	†
Diversified REITs	—	3		—	3
Machinery	—	—		72	72
Semiconductors & Semiconductor Equipment	—	13		—	13
Total Common Stocks	—	16	†	72	88	†
Total Assets	$—	$104,595	†	$72	$104,667	†

†  Includes a security valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock (000)
Beginning Balance	$11
Purchases	—
Sales	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	61
Realized gains (losses)	—
Ending Balance	$72
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2023	$61

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2023:

	Fair Value at September 30, 2023 (000)	Valuation Technique	Unobservable Input	Amount*		Impact to Valuation from an Increase in Input**
Common Stock	$72	Market Comparable Companies	Enterprise Value/ EBITDA	3.0	x	Increase
			Enterprise Value/ Revenue	0.34	x	Increase
			Discount for Lack of Marketability	30.0%		Decrease

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Senior Loans: Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

4.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

5.  Indemnifications: The Trust enters into contracts that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. When the Fund buys an interest in a Senior Loan, it may receive a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Fund accrues the commitment fee over the expected term of the loan. When the Fund sells an interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are accrued as earned. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.60% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.65% for Class I shares, 1.00% for Class A shares, 1.25% for Class L shares, 1.75% for Class C shares, 0.62% for Class R6 shares and 0.62% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2023, approximately $534,000 of advisory fees were waived and approximately $122,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Trust pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended September 30, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Statement of Operations, amounted to approximately $1,000.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $68,839,000 and $107,927,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended ended September 30, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2023, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2023 is as follows:

Affiliated Investment Company	Value September 30, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$740	$42,137	$42,877	$39
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2023 (000)
Liquidity Funds	$—	$—	$—

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company ("RIC") and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From: Ordinary Income (000)	2022 Distributions Paid From: Ordinary Income (000)
$8,303	$9,747

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended September 30, 2023.

At September 30, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$769	$—

At September 30, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $2,257,000 and $27,298,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the twelve months ended September 30, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 75.0%.

K. Market Risk: An investment in the Fund is based on the values of the Fund's investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, adversely affect and increase the volatility of the Fund's share price and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments.

L. LIBOR Discontinuance or Unavailability Risk: The London Interbank Offering Rate ("LIBOR") was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such new or alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR , which may affect the value or liquidity or return on certain of the Fund's investments and result in costs incurred in connection with closing out positions and entering into new trades.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of hedges placed against, instruments whose terms currently include (or previously included) LIBOR. While some LIBOR-based instruments contemplated a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate or replace LIBOR. Some of the Fund's investments may be so-called "tough legacy" LIBOR instruments which may not have effective alternative rate-setting provisions or may involve counterparties who are unwilling to add or exercise rights under alternative rate-setting provisions in such instruments. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace U.S. Dollar LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System based on the Secured Overnight Financing Rate ("SOFR") for tough legacy contracts. On February 27, 2023, the final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of the one-month, three-month and six-month U.S. Dollar LIBOR settings on the basis of a changed methodology (known as "synthetic LIBOR"), after June 30, 2023 through at least September 30, 2024, addressing non-U.S. law governed U.S. Dollar LIBOR instruments, but this synthetic LIBOR will be designated by the FCA as unrepresentative of the underlying market that it seeks to measure and will be solely available for use in legacy transactions. The transition of investments from LIBOR to a new or replacement rate as a result of amendment, application of existing fallbacks, statutory requirements, the application of synthetic LIBOR or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR is still developing. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions more fully develops. All of the aforementioned may adversely affect the Fund's investments (including their volatility, value and liquidity) and, as a result, the performance or NAV.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
High Yield Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of High Yield Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 27, 2023

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2022, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's contractual management fee was higher than but close to its peer group average and the actual management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was acceptable and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im. or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2023.

The Fund designated approximately $7,260,000 of its distributions paid as business interest income.

The Fund designated approximately $6,287,000 of its distributions paid as qualified interest income.

In January, the Fund provides tax information to shareholders for the calendar year.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

U.S. Customer Privacy Notice (unaudited)   April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Trustee	Since February 2022	Chief Executive Officer, Asset Management Division, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	87

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	87

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Joseph K. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	87	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	Trustee (since January 2022) and Treasurer (since January 2023), Nutley Family Service Bureau, Inc.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2022) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustees at any time during the past five years.

43

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Trustees and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

44

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

45

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2023 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTHYANN
6045112 EXP 11.30.24

Morgan Stanley Institutional Fund Trust

Short Duration Income Portfolio

Annual Report

September 30, 2023

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	14
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	31
Investment Advisory Agreement Approval	32
Liquidity Risk Management Program	34
Federal Tax Notice	35
Important Notices	36
U.S. Customer Privacy Notice	37
Trustees and Officers Information	40

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Short Duration Income Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2023

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Expense Example (unaudited)

Short Duration Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/23	Actual Ending Account Value 9/30/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Short Duration Income Portfolio Class I	$1,000.00	$1,013.50	$1,023.56	$1.51	$1.52	0.30%
Short Duration Income Portfolio Class A	1,000.00	1,010.90	1,022.31	2.77	2.79	0.55
Short Duration Income Portfolio Class L	1,000.00	1,009.60	1,021.06	4.03	4.05	0.80
Short Duration Income Portfolio Class C	1,000.00	1,007.00	1,018.55	6.54	6.58	1.30
Short Duration Income Portfolio Class R6	1,000.00	1,012.40	1,023.82	1.26	1.27	0.25

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Overview (unaudited)

Short Duration Income Portfolio

The Fund seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 4.19%, net of fees. The Fund's Class I shares outperformed against the Fund's benchmark, the Bloomberg 1-3 Year U.S. Government/Credit Index(i) (the "Index"), which returned 2.77%.

Factors Affecting Performance

•  Over the fiscal year, government bond yields rose in the U.S. and throughout the world as central banks maintained hawkish positions in their fight against inflation. "Higher for longer" rhetoric was accompanied by recession fears, creating heightened levels of uncertainty in the markets. Against this backdrop, the Fund's mildly short to neutral duration position (i.e., less sensitivity to interest rate movements) versus the Index helped relative performance.

•  The portfolio's overweight to investment grade corporate bonds contributed to relative performance as the market perceived a decline in credit risk for these types of bonds.

•  The portfolio's exposure to securitized credit contributed to relative performance, particularly the allocation to asset-backed securities (ABS).

•  There were no material detractors from relative performance in the period.

Management Strategies

•  We believe a reasonable explanation for the market volatility seen in the past few months of the reporting period goes as follows: U.S. economic growth has been accelerating in 2023, which surprised analysts; the U.S. budget situation looks bad, sending more and more U.S. Treasuries into the market at the same time that the Federal Reserve (Fed) is shrinking its balance sheet; and the

Fed has been adamant that the inflation game has not been won, so markets should expect the Fed to keep rates unchanged (at the September 2023 Federal Open Market Committee meeting, the Fed eliminated several rate cuts from its 2024 forecasts). In other words, rates would be kept higher for longer; market positioning seems to be skewed toward long interest-rate risk, making bonds vulnerable to disappointing news; and lastly, the coup de grace is that the U.S. yield curve has been highly inverted (meaning that yields on shorter-maturity U.S. Treasury bonds have been higher than yields on longer-maturity U.S. Treasury bonds), making longer-maturity bonds less attractive than shorter-maturity bonds. Add it all up, and you have a good cumulative narrative as to why longer-term yields rose in this period. Importantly, we believe that while the velocity of the Treasury market sell-off looks extreme, the end point — a U.S. Treasury 10-year yield ending September 2023 at 4.57%(ii) — does not.

•  One potential casualty of higher yields, wider credit spreads and softer equity prices is the economy, particularly in the U.S. Until September 2023, the probability of a "soft landing" grew as falling inflation, stable unemployment and reasonable growth looked increasingly feasible. However, we believe that the rise in yields on the back of increased confidence the Fed would not lower rates as much and as soon as expected — resulting in a meaningful rise in real interest rates — increases the chances of a harder landing and possibly a recession. While we believe it is far too early to assign this as the most likely scenario given what we currently know about economic activity, credit and equity markets have had to price in this higher probability, resulting in poor performance toward the end of the reporting period. We are also concerned about the ability of higher-risk assets to outperform in an era of inverted yield curves and high cash rates. We believe that the solid fundamentals we have witnessed in the year-to-date through September 2023 (low default rates, more credit

(i)  "Bloomberg®" and the Bloomberg Index/Indices used are service marks of Bloomberg Finance L.P. and its affiliates, and have been licensed for use for certain purposes by Morgan Stanley Investment Management (MSIM). Bloomberg is not affiliated with MSIM, does not approve, endorse, review, or recommend any product, and does not guarantee the timeliness, accurateness, or completeness of any data or information relating to any product.

(ii)  Source: Bloomberg L.P. Data as of September 30, 2023.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Overview (unaudited) (cont'd)

Short Duration Income Portfolio

rating upgrades than downgrades, etc.) could easily begin to deteriorate over the months ahead. As of period end, we therefore remained cautious about maintaining anything above a modestly long position in lower-quality fixed income. We believe that selectivity will remain of paramount importance. We also believe that avoiding defaults and blow-ups will eventually be key as higher rates and refinancing risks feed into corporate performance and outlooks. The high yields on offer will help blunt underperformance if fundamentals do deteriorate, in our view.

•  Within securitized assets, at period end, we continued to favor shorter-maturity securitized credit — residential mortgage-backed securities (RMBS), ABS and selected commercial mortgage-backed securities (CMBS) — as offering the best opportunities in fixed income. That said, our outlook had modestly deteriorated as household balance sheets come under more pressure and excess savings run down. At period end, we were trying to take advantage of higher yields on higher quality issuers to achieve our target returns, rather than venturing down the risk/rating spectrum. Our favorite category of securitized credit remained non-agency residential mortgages, despite challenging home affordability. Somewhat surprisingly, we believe that U.S. housing looks like it may have bottomed out, with prices rising once again.

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class R6 shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Overview (unaudited) (cont'd)

Short Duration Income Portfolio

Performance Compared to the Bloomberg 1-3 Year U.S. Government/Credit Index(1), the Short Duration Income Blend Index(2) and the Lipper Short Investment Grade Debt Funds Index(3)

	Period Ended September 30, 2023 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(5)	4.19%	1.38%	2.04%	2.81%
Fund — Class A Shares w/o sales charges(6)	3.92	1.13	1.77	0.46
Fund — Class A Shares with maximum 2.25% sales charges(6)	1.57	0.67	1.53	0.31
Fund — Class L Shares w/o sales charges(7)	3.68	0.88	1.47	1.43
Fund — Class C Shares w/o sales charges(8)	3.02	0.36	—	1.10
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	2.02	0.36	—	1.10
Fund — Class R6 Shares w/o sales charges(9)	4.24	1.43	—	2.43
Bloomberg 1-3 Year U.S. Government/Credit Index	2.77	1.21	1.02	3.47
Short Duration Income Blend Index	2.77	0.97	0.90	3.43
Lipper Short Investment Grade Debt Funds Index	4.15	1.64	1.47	3.40

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses. The Fund returns are calculated based on the net asset value as of the last business day of the period.

(1)  The Bloomberg 1-3 Year U.S. Government/Credit Index tracks the securities in the 1-3 year maturity range of the Bloomberg U.S. Government/Credit Index which tracks investment-grade (BBB-/Baa3) or higher publicly traded fixed rate U.S. government, U.S. agency, and corporate issues. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Short Duration Income Blend Index is a performance linked benchmark of the old benchmarks represented by Bloomberg 1-3 Year U.S. Government/Credit Index for periods from the Fund's inception to January 8, 2016, the ICE BofA 1-Year U.S. Treasury Note Index (benchmark that tracks one-year U.S. government securities) from January 9, 2016 to July 31, 2019 and the new benchmark represented by Bloomberg 1-3 Year U.S. Government/Credit index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Short Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Short Investment Grade Debt Funds classification.

(4)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(5)  Commenced operations on March 31, 1992.

(6)  Commenced offering on September 28, 2007.

(7)  Commenced offering on April 27, 2012.

(8)  Commenced offering on April 30, 2015. Class C shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2023).

(9)  Commenced offering on January 11, 2016.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (96.4%)
Agency Adjustable Rate Mortgages (0.1%)
Federal Home Loan Mortgage Corporation,
Conventional Pools:
1 Year CMT + 2.18%, 4.89%, 6/1/38 (a)	$48	$49
1 Year CMT + 2.31%, 5.25%, 3/1/37 (a)	136	138
1 Year CMT + 2.33%, 4.87%, 1/1/36 (a)	116	117
1 Year CMT + 2.34%, 5.00%, 7/1/38 (a)	115	116
		420
Agency Fixed Rate Mortgages (0.1%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
4.50%, 12/1/24	17	17
7.50%, 5/1/35	9	9
8.00%, 8/1/32	4	5
8.50%, 8/1/31	6	6
Federal National Mortgage Association,
Conventional Pools:
4.50%, 6/1/24 - 7/1/24	24	24
5.00%, 12/1/24	16	16
6.00%, 9/1/37	24	24
6.50%, 2/1/28 - 10/1/32	78	79
7.00%, 7/1/29 - 3/1/37	89	91
7.50%, 8/1/37	11	12
8.00%, 4/1/33	19	20
8.50%, 10/1/32	10	11
Government National Mortgage Association,
Various Pools:
6.00%, 11/15/38	44	45
8.50%, 7/15/30	2	2
		361
Asset-Backed Securities (15.8%)
Affirm Asset Securitization Trust,
4.55%, 6/15/27 (b)	469	463
AMSR Trust,
2.11%, 9/17/37 (b)	975	891
Amur Equipment Finance Receivables XII LLC,
Series 2023-1A Class A2
6.09%, 12/20/29 (b)	570	571
Aqua Finance Trust,
1.54%, 7/17/46 (b)	465	409
Arbor Realty Commercial Real Estate Notes 2021-FL3 Ltd.,
1 Month Term SOFR + 1.18%,
6.52%, 8/15/34 (a)(b)	1,200	1,184
BHG Securitization Trust,
Series 2023-A Class A
5.55%, 4/17/36 (b)	1,382	1,363
Blackbird Capital Aircraft,
2.44%, 7/15/46 (b)	650	556
Carlyle U.S. CLO Ltd.,
3 Month Term SOFR + 1.31%,
6.64%, 7/20/31 (a)(b)	2,225	2,223
	Face Amount (000)	Value (000)
Cartiga Asset Finance Trust LLC,
Series 2023-1 Class A
7.00%, 3/15/35 (b)	$843	$837
Cascade MH Asset Trust,
4.25%, 8/25/54 (b)	1,512	1,330
Cologix Data Centers US Issuer LLC,
3.30%, 12/26/51 (b)	1,225	1,081
Commonbond Student Loan Trust,
1.20%, 3/25/52 (b)	930	750
Dryden 58 CLO Ltd.,
3 Month Term SOFR + 1.26%,
6.57%, 7/17/31 (a)(b)	750	749
ECMC Group Student Loan Trust,
Class A1B
SOFR30A + 1.11%,
6.43%, 1/27/70 (a)(b)	577	569
ELFI Graduate Loan Program 2021-A LLC,
1.53%, 12/26/46 (b)	1,327	1,123
Falcon Aerospace Ltd.,
3.60%, 9/15/39 (b)	214	194
FCI Funding LLC,
1.13%, 4/15/33 (b)	110	107
FHF Trust,
1.27%, 3/15/27 (b)	153	147
Finance of America HECM Buyout,
4.00%, 8/1/32 (a)(b)	1,462	1,419
GAIA Aviation Ltd.,
3.97%, 12/15/44 (b)	424	383
GCI Funding I LLC,
2.82%, 10/18/45 (b)	915	799
Golub Capital Partners ABS Funding Ltd.,
2.77%, 4/20/29 (b)	1,725	1,608
Class A2
3.21%, 1/22/29 (b)	942	903
Kubota Credit Owner Trust,
0.59%, 10/15/24 (b)	84	83
Loanpal Solar Loan Ltd.,
2.22%, 3/20/48 (b)	1,248	902
2.29%, 1/20/48 (b)	960	723
Lunar 2021-1 Structured Aircraft Portfolio Notes,
2.64%, 10/15/46 (b)	1,550	1,331
MACH 1 Cayman Ltd.,
3.47%, 10/15/39 (b)	347	296
Madison Park Funding XXIV Ltd.,
3 Month Term SOFR + 1.42%,
6.75%, 10/20/29 (a)(b)	2,168	2,164
MAPS Trust,
2.52%, 6/15/46 (b)	524	456
Marlette Funding Trust,
Series 2023-1A Class A
6.07%, 4/15/33 (b)	1,395	1,393
Mercedes-Benz Auto Receivables Trust,
0.55%, 2/18/25	17	17

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Asset-Backed Securities (cont'd)
MFA 2021-NPL1 LLC,
2.36%, 3/25/60 (b)	$639	$616
Monroe Capital ABS Funding 2021-1 Ltd.,
2.82%, 4/22/31 (b)	1,625	1,545
Mosaic Solar Loan Trust,
2.05%, 12/20/46 (b)	857	650
2.10%, 4/20/46 (b)	183	154
Navient Private Education Refi Loan Trust,
0.94%, 7/15/69 (b)	892	769
Nelnet Student Loan Trust,
1.32%, 4/20/62 (b)	787	705
Newday Funding Master Issuer PLC,
SOFR + 0.95%, 6.27%, 7/15/29 (a)(b)	1,175	1,166
SOFR + 1.10%, 6.42%, 3/15/29 (a)(b)	1,760	1,756
Newtek Small Business Loan Trust,
Daily U.S. Prime Rate – 0.50%,
8.00%, 7/25/50 (a)(b)	708	707
NRZ Excess Spread-Collateralized Notes,
Class A
2.98%, 3/25/26 (b)	904	825
3.10%, 7/25/26 (b)	675	604
3.23%, 5/25/26 (b)	1,146	1,043
3.47%, 11/25/26 (b)	1,037	936
NRZ FHT Excess LLC,
Class A
4.21%, 11/25/25 (b)	303	281
Octane Receivables Trust,
1.21%, 9/20/28 (b)	187	181
Series 2023-1A Class A
5.87%, 5/21/29 (b)	676	674
Option One Mortgage Loan Trust Asset-Backed Certificates,
1 Month Term SOFR + 0.61%, 5.94%, 8/20/30 (a)	26	26
Oscar U.S. Funding XV LLC,
Series 2023-1A Class A3
5.81%, 12/10/27 (b)	1,875	1,864
Oxford Finance Funding LLC,
3.10%, 2/15/28 (b)	93	89
Palmer Square CLO Ltd.,
3 Month Term SOFR + 1.36%, 6.67%, 7/16/31 (a)(b)	1,225	1,223
PFS Financing Corp.,
0.77%, 8/15/26 (b)	1,310	1,250
0.97%, 2/15/26 (b)	960	942
4.27%, 8/15/27 (b)	2,225	2,158
PRET 2021-NPL6 LLC,
2.49%, 7/25/51 (b)	592	565
	Face Amount (000)		Value (000)
Pretium Mortgage Credit Partners I LLC,
2.24%, 9/27/60 (b)	$445		$423
ReadyCap Lending Small Business Loan Trust,
Daily U.S. Prime Rate – 0.50%, 8.00%, 12/27/44 (a)(b)	82		79
Republic Finance Issuance Trust,
2.47%, 11/20/30 (b)	500		486
SMB Private Education Loan Trust,
1.34%, 3/17/53 (b)	522		458
1.68%, 2/15/51 (b)	602		536
Southwick Park CLO LLC,
3 Month Term SOFR + 1.32%, 6.65%, 7/20/32 (a)(b)	2,000		1,993
SPS Servicer Advance Receivables Trust,
1.83%, 11/15/55 (b)	2,100		1,894
Start II Ltd.,
4.09%, 3/15/44 (b)	586		521
Start Ltd.,
4.09%, 5/15/43 (b)	1,128		987
Theorem Funding Trust,
7.60%, 4/15/29 (b)	282		284
Series 2023-1A Class A
7.58%, 4/15/29 (b)	333		334
Towd Point HE Trust,
0.92%, 2/25/63 (a)(b)	700		657
VCP RRL ABS I Ltd.,
Class A
2.15%, 10/20/31 (b)	365		332
VOLT XCIX LLC,
2.12%, 4/25/51 (b)	1,038		970
VOLT XCVI LLC,
2.12%, 3/27/51 (b)	702		668
			58,375
Collateralized Mortgage Obligations — Agency Collateral Series (0.2%)
Federal Home Loan Mortgage Corporation,
REMIC
7.50%, 9/15/29	121		122
Government National Mortgage Association,
1 Month Term SOFR + 0.56%, 5.50%, 5/20/62 (a)	—	@	—	@
1 Month Term SOFR + 0.71%, 6.03%, 1/20/64 (a)	38		38
REMIC
1 Month Term SOFR + 0.61%, 5.93%, 3/20/61 (a)	54		54
1 Month Term SOFR + 0.67%, 5.99%, 9/20/62 (a)	104		104
Seasoned Credit Risk Transfer Trust,
3.00%, 2/25/59	529		450
			768

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Commercial Mortgage-Backed Securities (5.9%)
ALEN Mortgage Trust,
1 Month Term SOFR + 1.26%, 6.60%, 4/15/34 (a)(b)	$1,200	$1,091
Angel Oak SB Commercial Mortgage Trust,
2.07%, 5/25/50 (a)(b)	598	532
BX Commercial Mortgage Trust,
Class A
1 Month Term SOFR + 0.81%, 6.15%, 4/15/34 (a)(b)	2,100	1,990
BX Trust,
1 Month Term SOFR + 1.58%, 6.91%, 1/15/39 (a)(b)	820	802
CSMC 2022-MARK,
1 Month Term SOFR + 2.70%, 8.03%, 6/15/39 (a)(b)	1,570	1,563
CSMC Trust,
3.53%, 8/15/37 (b)	575	508
1 Month Term SOFR + 3.61%, 8.95%, 12/15/35 (a)(b)	2,125	2,124
CSWF Corp.,
1 Month Term SOFR + 1.08%, 6.41%, 6/15/34 (a)(b)	1,787	1,640
DROP Mortgage Trust,
1 Month Term SOFR + 1.26%, 6.60%, 10/15/43 (a)(b)	1,700	1,592
HPLY Trust,
1 Month Term SOFR + 2.46%, 7.79%, 11/15/36 (a)(b)	383	370
J.P. Morgan Chase Commercial Mortgage Securities Trust,
4.13%, 7/5/31 (b)	1,100	996
Class A
1 Month Term SOFR + 1.23%, 6.56%, 11/15/38 (a)(b)	2,450	2,413
Natixis Commercial Mortgage Securities Trust,
1 Month Term SOFR + 1.06%, 6.40%, 8/15/38 (a)(b)	2,080	1,955
1 Month Term SOFR + 2.28%, 7.61%, 7/15/36 (a)(b)	850	749
Silver Hill Trust,
3.10%, 11/25/49 (a)(b)	319	311
TPGI Trust,
Class A
1 Month Term SOFR + 0.81%, 6.15%, 6/15/26 (a)(b)	986	971
TTAN 2021-MHC,
Class A
1 Month Term SOFR + 0.96%, 6.30%, 3/15/38 (a)(b)	730	722
VMC Finance 2021-HT1 LLC,
1 Month Term SOFR + 1.76%, 7.10%, 1/18/37 (a)(b)	1,380	1,350
		21,679
	Face Amount (000)	Value (000)
Corporate Bonds (62.0%)
Finance (32.2%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
1.65%, 10/29/24	$2,000	$1,903
2.45%, 10/29/26	850	762
Air Lease Corp.,
0.80%, 8/18/24	2,895	2,761
Assurant, Inc.,
6.10%, 2/27/26	925	921
Athene Global Funding,
2.75%, 6/25/24 (b)	2,280	2,220
Australia & New Zealand Banking Group Ltd.,
4.40%, 5/19/26 (b)	2,500	2,385
Banco Santander Chile,
2.70%, 1/10/25 (b)	800	768
Bank of America Corp.,
3.38%, 4/2/26	2,310	2,211
5.08%, 1/20/27	2,000	1,955
Bank of Nova Scotia,
1.05%, 3/2/26	5,050	4,510
Banque Federative du Credit Mutuel SA,
2.38%, 11/21/24 (b)	3,480	3,339
4.52%, 7/13/25 (b)	3,210	3,123
Barclays PLC,
5.30%, 8/9/26	2,000	1,960
BNP Paribas SA,
2.22%, 6/9/26 (b)	3,150	2,940
BPCE SA,
2.38%, 1/14/25 (b)	2,635	2,498
Canadian Imperial Bank of Commerce,
3.30%, 4/7/25	2,270	2,183
Charles Schwab Corp.,
5.88%, 8/24/26	1,675	1,670
Citigroup, Inc.,
3.11%, 4/8/26	2,000	1,909
3.35%, 4/24/25	3,770	3,704
Corebridge Financial, Inc.,
3.50%, 4/4/25	2,280	2,188
Deutsche Bank AG,
Series E
0.96%, 11/8/23	3,950	3,927
Elevance Health, Inc.,
1.50%, 3/15/26	2,830	2,564
Equitable Financial Life Global Funding,
1.40%, 7/7/25 (b)	3,300	3,033
F&G Annuities & Life, Inc.,
7.40%, 1/13/28	1,650	1,648
GA Global Funding Trust,
1.63%, 1/15/26 (b)	4,070	3,636

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Goldman Sachs Group, Inc.,
3.50%, 1/23/25	$1,750	$1,693
Guardian Life Global Funding,
0.88%, 12/10/25 (b)	2,450	2,201
HSBC Holdings PLC,
3.80%, 3/11/25	3,350	3,309
2.63%, 11/7/25	1,850	1,773
JPMorgan Chase & Co.,
2.01%, 3/13/26	2,000	1,884
2.08%, 4/22/26	4,500	4,225
5.55%, 12/15/25	2,120	2,106
LeasePlan Corp. NV,
2.88%, 10/24/24 (b)	1,275	1,227
Macquarie Group Ltd.,
1.34%, 1/12/27 (b)	3,060	2,739
Nordea Bank Abp,
1.50%, 9/30/26 (b)	5,075	4,459
Royal Bank of Canada,
1.20%, 4/27/26	4,370	3,899
Safina Ltd.,
2.00%, 12/30/23	23	23
Santander UK Group Holdings PLC,
4.80%, 11/15/24	5,510	5,500
SMBC Aviation Capital Finance DAC,
5.45%, 5/3/28 (b)	1,775	1,717
Societe Generale SA,
2.63%, 1/22/25 (b)	1,175	1,117
Standard Chartered PLC,
0.99%, 1/12/25 (b)	4,795	4,717
Sumitomo Mitsui Financial Group, Inc.,
2.35%, 1/15/25	6,480	6,188
Suncorp-Metway Ltd.,
3.30%, 4/15/24 (b)	1,980	1,948
Swedbank AB,
6.14%, 9/12/26 (b)	1,330	1,325
Synchrony Bank,
5.40%, 8/22/25	1,480	1,427
Truist Financial Corp.,
6.05%, 6/8/27	985	975
Wells Fargo & Co.,
3.91%, 4/25/26	1,975	1,904
Woori Bank,
4.88%, 1/26/28 (b)	2,165	2,114
		119,188
Industrials (26.2%)
Altria Group, Inc.,
2.35%, 5/6/25	1,500	1,419
American Tower Corp.,
1.60%, 4/15/26	450	404
AT&T, Inc.,
1.65%, 2/1/28	2,210	1,866
	Face Amount (000)	Value (000)
Bayer US Finance LLC,
3.38%, 10/8/24 (b)	$1,740	$1,694
Boeing Co.,
5.04%, 5/1/27	1,475	1,441
CDW LLC/CDW Finance Corp.,
2.67%, 12/1/26	250	226
Celanese U.S. Holdings LLC,
6.17%, 7/15/27	1,110	1,095
Charter Communications Operating LLC/Charter Communications Operating Capital,
4.91%, 7/23/25	850	831
Cigna Group,
4.50%, 2/25/26	3,025	2,942
Columbia Pipelines Holding Co. LLC,
6.04%, 8/15/28 (b)	800	796
6.06%, 8/15/26 (b)	195	196
Concentrix Corp.,
6.65%, 8/2/26	1,200	1,193
Continental Resources, Inc.,
2.27%, 11/15/26 (b)	1,000	887
Daimler Truck Finance North America LLC,
2.00%, 12/14/26 (b)	2,025	1,810
DuPont de Nemours, Inc.,
4.49%, 11/15/25	875	855
Eastern Energy Gas Holdings LLC,
3.55%, 11/1/23	2,050	2,048
Energy Transfer LP,
2.90%, 5/15/25	4,130	3,925
4.75%, 1/15/26	325	316
Enterprise Products Operating LLC,
3.90%, 2/15/24	1,200	1,191
Fox Corp.,
4.03%, 1/25/24	1,200	1,192
General Motors Financial Co., Inc.,
1.50%, 6/10/26	2,890	2,555
3.95%, 4/13/24	1,250	1,234
Genuine Parts Co.,
1.75%, 2/1/25	740	698
Georgia-Pacific LLC,
1.75%, 9/30/25 (b)	4,080	3,773
Global Payments, Inc.,
4.95%, 8/15/27	1,250	1,202
Haleon U.S. Capital LLC,
3.02%, 3/24/24	750	739
HCA, Inc.,
5.00%, 3/15/24	1,600	1,592
Hyatt Hotels Corp.,
5.75%, 1/30/27	1,275	1,267
Hyundai Capital America,
1.30%, 1/8/26 (b)	2,780	2,504
5.50%, 3/30/26 (b)	675	666
Hyundai Capital Services, Inc.,
2.13%, 4/24/25 (b)	1,000	942

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Imperial Brands Finance PLC,
3.13%, 7/26/24 (b)	$2,015	$1,964
JDE Peet's NV,
0.80%, 9/24/24 (b)	3,025	2,872
Kinder Morgan, Inc.,
1.75%, 11/15/26	2,640	2,349
Marriott International, Inc.,
5.45%, 9/15/26	710	704
Mitsubishi Corp.,
1.13%, 7/15/26 (b)	2,610	2,315
Mondelez International Holdings Netherlands BV,
1.25%, 9/24/26 (b)	2,910	2,571
2.25%, 9/19/24 (b)	550	531
National Fuel Gas Co.,
5.50%, 10/1/26	1,565	1,544
NBN Co. Ltd.,
1.45%, 5/5/26 (b)	2,770	2,490
NTT Finance Corp.,
1.16%, 4/3/26 (b)	6,790	6,096
Nucor Corp.,
2.00%, 6/1/25	975	916
NXP BV/NXP Funding LLC/NXP USA, Inc.,
2.70%, 5/1/25	1,540	1,463
ONEOK, Inc.,
5.55%, 11/1/26	630	626
Penske Truck Leasing Co. LP/PTL Finance Corp.,
5.75%, 5/24/26 (b)	1,825	1,799
Pfizer Investment Enterprises Pte. Ltd.,
4.45%, 5/19/26	1,705	1,666
Pioneer Natural Resources Co.,
1.13%, 1/15/26	4,490	4,060
Revvity, Inc.,
0.85%, 9/15/24	3,440	3,270
Royalty Pharma PLC,
1.20%, 9/2/25	1,475	1,341
Silgan Holdings, Inc.,
1.40%, 4/1/26 (b)	1,875	1,665
Sonoco Products Co.,
1.80%, 2/1/25	1,460	1,378
TD SYNNEX Corp.,
1.25%, 8/9/24	5,815	5,557
VICI Properties LP,
4.38%, 5/15/25	1,880	1,819
Vontier Corp.,
1.80%, 4/1/26	2,375	2,133
Zimmer Biomet Holdings, Inc.,
1.45%, 11/22/24	2,400	2,280
		96,908
	Face Amount (000)	Value (000)
Utilities (3.6%)
Ameren Corp.,
2.50%, 9/15/24	$2,510	$2,428
American Electric Power Co., Inc.,
Series N
1.00%, 11/1/25	1,500	1,360
Dominion Energy, Inc.,
Series A
1.45%, 4/15/26	2,355	2,120
Eversource Energy,
4.75%, 5/15/26	1,410	1,379
ITC Holdings Corp.,
4.95%, 9/22/27 (b)	1,970	1,921
NextEra Energy Capital Holdings, Inc.,
1.88%, 1/15/27	2,825	2,503
6.05%, 3/1/25	360	361
Southern Co.,
4.48%, 8/1/24 (c)	1,175	1,158
		13,230
		229,326
Mortgages — Other (11.5%)
Ajax Mortgage Loan Trust,
1.07%, 9/25/65 (a)(b)	668	565
1.70%, 5/25/59 (b)	485	434
BRAVO Residential Funding Trust,
2.00%, 5/25/59 (a)(b)	620	549
Brean Asset Backed Securities Trust,
1.40%, 10/25/63 (a)(b)	1,729	1,449
1.75%, 10/25/61 (a)(b)	1,811	1,561
Brean Asset-Backed Securities Trust,
Series 2023-RM6 Class A1
5.25%, 1/25/63 (b)	1,849	1,707
Bunker Hill Loan Depositary Trust,
1.72%, 2/25/55 (a)(b)	176	166
BX Commercial Mortgage Trust,
Class A
1 Month Term SOFR + 2.28%,
7.61%, 6/15/40 (a)(b)	1,450	1,451
Cascade Funding Mortgage Trust,
0.90%, 6/25/36 (a)(b)	984	956
2.80%, 6/25/69 (a)(b)	169	164
4.00%, 10/25/68 (a)(b)	205	202
CFMT LLC,
1.37%, 2/25/31 (a)(b)	1,600	1,522
1.94%, 9/25/50 (a)(b)	914	857
Series 2023-HB12 Class M1
4.25%, 4/25/33 (a)(b)	2,025	1,805
CHL Mortgage Pass-Through Trust,
5.50%, 5/25/34	36	34

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Mortgages — Other (cont'd)
CIM Trust,
2.57%, 7/25/59 (b)	$788	$761
CSMC Trust,
0.94%, 5/25/66 (a)(b)	836	625
1.18%, 2/25/66 (a)(b)	730	604
Series 2022-RPL4 Class A1
3.90%, 4/25/62 (a)(b)	1,463	1,343
FMC GMSR Issuer Trust,
3.85%, 10/25/26 (a)(b)	1,700	1,399
4.45%, 1/25/26 (a)(b)	1,500	1,302
7.90%, 7/25/27 (b)	1,600	1,579
Class A
3.62%, 7/25/26 (a)(b)	1,550	1,275
Headlands Residential 2021-RPL1 LLC,
2.49%, 9/25/26 (a)(b)	1,940	1,864
Homeward Opportunities Fund Trust,
6.23%, 8/25/25 (b)	68	68
Imperial Fund Mortgage Trust,
1.38%, 10/25/55 (a)(b)	389	341
1.60%, 11/25/56 (a)(b)	844	673
2.49%, 2/25/67 (a)(b)	1,260	1,081
J.P. Morgan Mortgage Trust,
Series 2023-4 Class 1A4
6.00%, 11/25/53 (a)(b)	1,831	1,797
Legacy Mortgage Asset Trust,
6.25%, 2/25/60 (b)	773	764
LHOME Mortgage Trust,
2.09%, 2/25/26 (a)(b)	162	162
New Residential Mortgage Loan Trust,
3.75%, 5/28/52 - 8/25/55 (a)(b)	104	96
3.88%, 9/25/57 (a)(b)	193	176
NewRez Warehouse Securitization Trust,
1 Month Term SOFR + 0.86%, 6.18%, 5/25/55 (a)(b)	1,105	1,104
NYMT Loan Trust,
2.94%, 10/25/60 (a)(b)	1,412	1,387
Oceanview Mortgage Loan Trust,
1.73%, 5/28/50 (a)(b)	246	220
Pepper Residential Securities Trust,
1 Month Term SOFR + 1.04%,
6.37%, 3/12/61 (a)(b)	43	43
SOFR + 1.06%,
6.38%, 8/18/60 (a)(b)	19	19
SOFR + 1.11%,
6.43%, 6/20/60 (a)(b)	9	9
Preston Ridge Partners Mortgage LLC,
1.74%, 9/25/26 (a)(b)	921	849
2.12%, 1/25/26 - 3/25/26 (a)(b)	997	952
2.36%, 10/25/26 (b)	1,161	1,087
Residential Mortgage Loan Trust,
1.65%, 5/25/60 (a)(b)	131	129
	Face Amount (000)	Value (000)
RESIMAC Bastille Trust,
1 Month Term SOFR + 1.04%, 6.37%, 9/5/57 (a)(b)	$38	$38
RMF Buyout Issuance Trust, 1.72%, 10/25/50 (a)(b)	987	911
RMF Proprietary Issuance Trust,
2.13%, 9/25/61 (a)(b)	1,546	1,108
4.00%, 8/25/62 (a)(b)	2,225	1,804
Sequoia Mortgage Trust,
1 Month Term SOFR + 0.73%, 6.06%, 8/20/34 (a)	73	67
Stanwich Mortgage Loan Co. LLC,
2.74%, 10/16/26 (b)	1,239	1,135
Towd Point Mortgage Trust,
1.75%, 10/25/60 (b)	498	427
2.75%, 4/25/57 (a)(b)	3	3
1 Month Term SOFR + 0.71%, 5.28%, 2/25/57 (a)(b)	48	48
Verus Securitization Trust,
1.03%, 2/25/66 (a)(b)	578	476
VOLT XCIII LLC,
1.89%, 2/27/51 (b)	681	644
VOLT XCIV LLC,
2.24%, 2/27/51 (b)	786	744
		42,536
Sovereign (0.8%)
Corp. Andina de Fomento,
1.63%, 9/23/25	1,750	1,616
Korea National Oil Corp.,
0.88%, 10/5/25 (b)	1,680	1,526
		3,142
Total Fixed Income Securities (Cost $378,583)		356,607
	Shares
Short-Term Investments (3.1%)
Investment Company (2.7%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $9,819)	9,819,256	9,819
	Face Amount (000)
U.S. Treasury Security (0.4%)
U.S. Treasury Bill, 5.01%, 11/30/23 (d)(e) (Cost $1,518)	$1,530	1,517
Total Short-Term Investments (Cost $11,337)		11,336
Total Investments (99.5%) (Cost $389,920) (f)(g)		367,943
Other Assets in Excess of Liabilities (0.5%)		1,848
Net Assets (100.0%)		$369,791

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

(a)  Floating or variable rate securities: The rates disclosed are as of September 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of September 30, 2023. Maturity date disclosed is the ultimate maturity date.

(d)  Rate shown is the yield to maturity at September 30, 2023.

(e)  All or a portion of the security was pledged to cover margin requirements for futures contracts.

(f)  Securities are available for collateral in connection with open futures contracts.

(g)  At September 30, 2023, the aggregate cost for federal income tax purposes is approximately $390,048,000. The aggregate gross unrealized appreciation is approximately $485,000 and the aggregate gross unrealized depreciation is approximately $22,490,000, resulting in net unrealized depreciation of approximately $22,005,000.

CLO  Collateralized Loan Obligation.

CMT  Constant Maturity Treasury Note Rate.

DAC  Designated Activity Company.

HECM  Home Equity Conversion Mortgage

REMIC  Real Estate Mortgage Investment Conduit.

SOFR  Secured Overnight Financing Rate.

SOFR30A  30-Day Average SOFR.

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2023:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note (United States)	525	Dec-23	$105,000	$106,423	$(267)
Short:
U.S. Treasury 5 yr. Note (United States)	231	Dec-23	(23,100)	(24,338)	226
U.S. Treasury 10 yr. Note (United States)	74	Dec-23	(7,400)	(7,996)	142
					$101

Portfolio Composition

Classification	Percentage of Total Investments
Finance	32.4%
Industrials	26.3
Asset-Backed Securities	15.9
Mortgages — Other	11.6
Other*	7.9
Commercial Mortgage-Backed Securities	5.9
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open long/short futures contracts with a value of approximately $138,757,000 and net unrealized appreciation of approximately $101,000.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Short Duration Income Portfolio

Statement of Assets and Liabilities	September 30, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $380,101)	$358,124
Investment in Security of Affiliated Issuer, at Value (Cost $9,819)	9,819
Total Investments in Securities, at Value (Cost $389,920)	367,943
Interest Receivable	2,203
Receivable from Affiliate	26
Receivable for Variation Margin on Futures Contracts	2
Other Assets	84
Total Assets	370,258
Liabilities:
Payable for Fund Shares Redeemed	132
Payable for Professional Fees	77
Payable for Sub Transfer Agency Fees — Class I	27
Payable for Sub Transfer Agency Fees — Class A	31
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	1
Payable for Shareholder Services Fees — Class A	43
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	2
Payable for Trustees' Fees and Expenses	37
Payable for Administration Fees	25
Payable for Advisory Fees	11
Payable for Custodian Fees	7
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class R6	—	@
Payable to Bank	1
Other Liabilities	71
Total Liabilities	467
Net Assets	$369,791
Net Assets Consist of:
Paid-in-Capital	$396,689
Total Accumulated Loss	(26,898)
Net Assets	$369,791

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Short Duration Income Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2023 (000)
CLASS I:
Net Assets	$160,099
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	20,405,434
Net Asset Value, Offering and Redemption Price Per Share	$7.85
CLASS A:
Net Assets	$206,286
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	26,217,438
Net Asset Value, Redemption Price Per Share	$7.87
Maximum Sales Load	2.25%
Maximum Sales Charge	$0.18
Maximum Offering Price Per Share	$8.05
CLASS L:
Net Assets	$959
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	122,259
Net Asset Value, Offering and Redemption Price Per Share	$7.84
CLASS C:
Net Assets	$2,436
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	311,762
Net Asset Value, Offering and Redemption Price Per Share	$7.81
CLASS R6:
Net Assets	$11
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,435
Net Asset Value, Offering and Redemption Price Per Share	$7.85

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Short Duration Income Portfolio

Statement of Operations	Year Ended September 30, 2023 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$11,884
Dividends from Security of Affiliated Issuer (Note G)	281
Total Investment Income	12,165
Expenses:
Advisory Fees (Note B)	797
Shareholder Services Fees — Class A (Note D)	544
Distribution and Shareholder Services Fees — Class L (Note D)	5
Distribution and Shareholder Services Fees — Class C (Note D)	35
Administration Fees (Note C)	319
Sub Transfer Agency Fees — Class I	135
Sub Transfer Agency Fees — Class A	143
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	3
Professional Fees	178
Registration Fees	122
Pricing Fees	30
Custodian Fees (Note F)	28
Shareholder Reporting Fees	26
Transfer Agency Fees — Class I (Note E)	6
Transfer Agency Fees — Class A (Note E)	7
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class R6 (Note E)	2
Trustees' Fees and Expenses	14
Other Expenses	34
Total Expenses	2,434
Waiver of Advisory Fees (Note B)	(551)
Reimbursement of Class Specific Expenses — Class I (Note B)	(53)
Reimbursement of Class Specific Expenses — Class A (Note B)	(41)
Reimbursement of Class Specific Expenses — Class L (Note B)	(3)
Reimbursement of Class Specific Expenses — Class C (Note B)	(4)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(9)
Net Expenses	1,771
Net Investment Income	10,394
Realized Loss:
Investments Sold	(3,985)
Futures Contracts	(709)
Net Realized Loss	(4,694)
Change in Unrealized Appreciation (Depreciation):
Investments	11,389
Futures Contracts	(1,555)
Net Change in Unrealized Appreciation (Depreciation)	9,834
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	5,140
Net Increase in Net Assets Resulting from Operations	$15,534

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Short Duration Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2023 (000)	Year Ended September 30, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$10,394	$6,204
Net Realized Gain (Loss)	(4,694)	524
Net Change in Unrealized Appreciation (Depreciation)	9,834	(33,697)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,534	(26,969)
Dividends and Distributions to Shareholders:
Class I	(4,978)	(2,861)
Class A	(5,619)	(3,120)
Class L	(23)	(9)
Class C	(64)	(16)
Class R6*	(— @)	(— @)
Total Dividends and Distributions to Shareholders	(10,684)	(6,006)
Capital Share Transactions:(1)
Class I:
Subscribed	63,693	103,422
Distributions Reinvested	4,976	2,861
Redeemed	(88,761)	(169,590)
Class A:
Subscribed	30,157	138,289
Distributions Reinvested	5,587	3,110
Redeemed	(62,014)	(213,622)
Class L:
Exchanged	29	343
Distributions Reinvested	23	9
Redeemed	(78)	(117)
Class C:
Subscribed	1,062	6,127
Distributions Reinvested	64	16
Redeemed	(2,377)	(4,918)
Class R6:*
Distributions Reinvested	— @	— @
Net Decrease in Net Assets Resulting from Capital Share Transactions	(47,639)	(134,070)
Total Decrease in Net Assets	(42,789)	(167,045)
Net Assets:
Beginning of Period	412,580	579,625
End of Period	$369,791	$412,580

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Short Duration Income Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2023 (000)	Year Ended September 30, 2022 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	8,164	12,879
Shares Issued on Distributions Reinvested	638	355
Shares Redeemed	(11,396)	(20,928)
Net Decrease in Class I Shares Outstanding	(2,594)	(7,694)
Class A:
Shares Subscribed	3,867	17,097
Shares Issued on Distributions Reinvested	715	385
Shares Redeemed	(7,944)	(26,278)
Net Decrease in Class A Shares Outstanding	(3,362)	(8,796)
Class L:
Shares Exchanged	4	42
Shares Issued on Distributions Reinvested	3	1
Shares Redeemed	(10)	(14)
Net Increase (Decrease) in Class L Shares Outstanding	(3)	29
Class C:
Shares Subscribed	137	753
Shares Issued on Distributions Reinvested	8	2
Shares Redeemed	(305)	(605)
Net Increase (Decrease) in Class C Shares Outstanding	(160)	150
Class R6:*
Shares Issued on Distributions Reinvested	— @@	— @@

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Financial Highlights

Short Duration Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$7.75		$8.33		$8.31		$8.24		$8.13
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.22		0.12		0.10		0.17		0.21
Net Realized and Unrealized Gain (Loss)	0.10		(0.58)		0.03		0.09		0.10
Total from Investment Operations	0.32		(0.46)		0.13		0.26		0.31
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.12)		(0.11)		(0.19)		(0.20)
Net Realized Gain	(0.01)		—		—		—		—
Total Distributions	(0.22)		(0.12)		(0.11)		(0.19)		(0.20)
Net Asset Value, End of Period	$7.85		$7.75		$8.33		$8.31		$8.24
Total Return(2)	4.19%		(5.62)%		1.57%		3.20%		3.93	%(3)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$160,099		$178,175		$255,659		$233,816		$174,909
Ratio of Expenses Before Expense Limitation	0.47%		0.44%		0.45%		0.53%		0.49%
Ratio of Expenses After Expense Limitation	0.30	%(4)	0.30	%(4)	0.30	%(4)	0.29	%(4)	0.30	%(4)
Ratio of Net Investment Income	2.76	%(4)	1.48	%(4)	1.25	%(4)	2.12	%(4)	2.55	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.01%		0.00	%(5)
Portfolio Turnover Rate	26%		53%		53%		74%		64%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.13% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I shares would have been approximately 3.80%.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Financial Highlights

Short Duration Income Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$7.77		$8.35		$8.34		$8.26		$8.15
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.20		0.10		0.08		0.15		0.19
Net Realized and Unrealized Gain (Loss)	0.10		(0.59)		0.02		0.10		0.10
Total from Investment Operations	0.30		(0.49)		0.10		0.25		0.29
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.09)		(0.09)		(0.17)		(0.18)
Net Realized Gain	(0.01)		—		—		—		—
Total Distributions	(0.20)		(0.09)		(0.09)		(0.17)		(0.18)
Net Asset Value, End of Period	$7.87		$7.77		$8.35		$8.34		$8.26
Total Return(2)	3.92%		(5.85)%		1.20%		3.06%		3.66	%(3)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$206,286		$229,782		$320,477		$148,771		$83,111
Ratio of Expenses Before Expense Limitation	0.71%		0.68%		0.69%		0.77%		0.76%
Ratio of Expenses After Expense Limitation	0.55	%(4)	0.55	%(4)	0.55	%(4)	0.54	%(4)	0.55	%(4)
Ratio of Net Investment Income	2.51	%(4)	1.22	%(4)	0.98	%(4)	1.84	%(4)	2.30	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.01%		0.00	%(5)
Portfolio Turnover Rate	26%		53%		53%		74%		64%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.13% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class A shares would have been approximately 3.53%.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Financial Highlights

Short Duration Income Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$7.74		$8.33		$8.31		$8.24		$8.12
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.18		0.08		0.06		0.13		0.17
Net Realized and Unrealized Gain (Loss)	0.10		(0.59)		0.03		0.09		0.11
Total from Investment Operations	0.28		(0.51)		0.09		0.22		0.28
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		(0.08)		(0.07)		(0.15)		(0.16)
Net Realized Gain	(0.01)		—		—		—		—
Total Distributions	(0.18)		(0.08)		(0.07)		(0.15)		(0.16)
Net Asset Value, End of Period	$7.84		$7.74		$8.33		$8.31		$8.24
Total Return(2)	3.68%		(6.21)%		1.06%		2.69%		3.52	%(3)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$959		$973		$808		$829		$795
Ratio of Expenses Before Expense Limitation	1.22%		1.15%		1.17%		1.26%		1.25%
Ratio of Expenses After Expense Limitation	0.80	%(4)	0.80	%(4)	0.80	%(4)	0.79	%(4)	0.80	%(4)
Ratio of Net Investment Income	2.26	%(4)	1.00	%(4)	0.76	%(4)	1.64	%(4)	2.07	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.01%		0.00	%(5)
Portfolio Turnover Rate	26%		53%		53%		74%		64%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.13% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class L shares would have been approximately 3.39%.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Financial Highlights

Short Duration Income Portfolio

	Class C
	Year Ended September 30,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$7.72		$8.29		$8.29		$8.22		$8.10
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.14		0.04		0.01		0.09		0.13
Net Realized and Unrealized Gain (Loss)	0.09		(0.57)		0.02		0.09		0.11
Total from Investment Operations	0.23		(0.53)		0.03		0.18		0.24
Distributions from and/or in Excess of:
Net Investment Income	(0.13)		(0.04)		(0.03)		(0.11)		(0.12)
Net Realized Gain	(0.01)		—		—		—		—
Total Distributions	(0.14)		(0.04)		(0.03)		(0.11)		(0.12)
Net Asset Value, End of Period	$7.81		$7.72		$8.29		$8.29		$8.22
Total Return(2)	3.02%		(6.46)%		0.41%		2.16%		3.01	%(3)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,436		$3,639		$2,670		$37		$36
Ratio of Expenses Before Expense Limitation	1.56%		1.52%		1.72%		7.65%		6.34%
Ratio of Expenses After Expense Limitation	1.30	%(4)	1.30	%(4)	1.30	%(4)	1.29	%(4)	1.30	%(4)
Ratio of Net Investment Income	1.76	%(4)	0.53	%(4)	0.17	%(4)	1.14	%(4)	1.55	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.01%		0.00	%(5)
Portfolio Turnover Rate	26%		53%		53%		74%		64%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.13% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class C shares would have been approximately 2.88%.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Financial Highlights

Short Duration Income Portfolio

	Class R6(1)
	Year Ended September 30,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$7.75		$8.34		$8.32		$8.24		$8.13
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.22		0.12		0.11		0.18		0.21
Net Realized and Unrealized Gain (Loss)	0.11		(0.59)		0.02		0.09		0.11
Total from Investment Operations	0.33		(0.47)		0.13		0.27		0.32
Distributions from and/or in Excess of:
Net Investment Income	(0.22)		(0.12)		(0.11)		(0.19)		(0.21)
Net Realized Gain	(0.01)		—		—		—		—
Total Distributions	(0.23)		(0.12)		(0.11)		(0.19)		(0.21)
Net Asset Value, End of Period	$7.85		$7.75		$8.34		$8.32		$8.24
Total Return(3)	4.24%		(5.69)%		1.62%		3.37%		3.98	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11		$11		$11		$14		$16
Ratio of Expenses Before Expense Limitation	22.60%		19.49%		19.98%		12.15%		17.44%
Ratio of Expenses After Expense Limitation	0.25	%(5)	0.25	%(5)	0.24	%(5)	0.24	%(5)	0.24	%(5)
Ratio of Net Investment Income	2.80	%(5)	1.54	%(5)	1.32	%(5)	2.21	%(5)	2.61	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.01%		0.00	%(6)
Portfolio Turnover Rate	26%		53%		53%		74%		64%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.13% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class R6 shares would have been approximately 3.85%.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). All Funds are considered diversified for purposes of the Act.

The Trust applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC"). In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying financial statements relate to the Short Duration Income Portfolio. The Fund seeks above-average total return over a market cycle of three to five years. The Fund has issued five classes of shares — Class I, Class A, Class L, Class C and Class R6. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

The Fund has suspended offering Class L shares to all investors. Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Fixed income securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (4) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Trustees have designated the Trust's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$420	$—	$420
Agency Fixed Rate Mortgages	—	361	—	361
Asset-Backed Securities	—	58,375	—	58,375
Collateralized Mortgage Obligations — Agency Collateral Series	—	768	—	768
Commercial Mortgage- Backed Securities	—	21,679	—	21,679
Corporate Bonds	—	229,326	—	229,326
Mortgages — Other	—	42,536	—	42,536
Sovereign	—	3,142	—	3,142
Total Fixed Income Securities	—	356,607	—	356,607
Short-Term Investments
Investment Company	9,819	—	—	9,819
U.S. Treasury Security	—	1,517	—	1,517
Total Short-Term Investments	9,819	1,517	—	11,336
Futures Contracts	368	—	—	368
Total Assets	10,187	358,124	—	368,311
Liabilities:
Future Contract	(267)	—	—	(267)
Total	$9,920	$358,124	$—	$368,044

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2023:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	$368	(a)
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	$(267	)(a)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2023 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$(709)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$(1,555)

For the year ended September 30, 2023, the approximate average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly notional value	$120,130,000

5.  Indemnifications: The Trust enters into contracts that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.20% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.30% for Class I shares, 0.55% for Class A shares, 0.80% for Class L shares, 1.30% for Class C shares and 0.25% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2023, approximately $551,000 of advisory fees were waived and approximately $103,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Trust pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended September 30, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Statement of Operations, amounted to approximately $1,000.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $68,840,000 and $121,025,000,

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

respectively. For the year ended September 30, 2023, purchases and sales of long-term U.S. Government securities were approximately $30,597,000 and $31,641,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2023, advisory fees paid were reduced by approximately $9,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2023 is as follows:

Affiliated Investment Company	Value September 30, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$9,373	$132,159	$131,713	$281
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2023 (000)
Liquidity Funds	$—	$—	$9,819

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended September 30, 2023, included in "Trustees' Fees and Expenses" in the Statement of Operations amounted to approximately $2,000. At September 30, 2023, the Fund had an accrued pension liability of approximately $37,000, which is reflected as "Payable for Trustees' Fees and Expenses" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Long Term Capital Gain (000)	Ordinary Income (000)
$10,235	$449	$6,006

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended September 30, 2023.

At September 30, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,467	$—

At September 30, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $1,148,000 and $5,161,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the twelve months ended September 30, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 76.8%.

K. Market Risk: An investment in the Fund is based on the values of the Fund's investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, adversely affect and increase the volatility of the Fund's share price and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Short Duration Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Short Duration Income Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 27, 2023

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2022, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one- and five-year periods and below its peer group average for the three-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2023.

The Fund designated and paid approximately $449,000 as a long-term capital gain distribution.

The Fund designated approximately $8,836,000 of its distributions paid as business interest income.

The Fund designated approximately $6,715,000 of its distributions paid as qualified interest income.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im. or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Trustee	Since February 2022	Chief Executive Officer, Asset Management Division, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	87

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	87

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Joseph K. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	87	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	Trustee (since January 2022) and Treasurer (since January 2023), Nutley Family Service Bureau, Inc.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2022) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustees at any time during the past five years.

43

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Trustees and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

44

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

45

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(This page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2023 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTLDANN
6045107 EXP 11.30.24

Morgan Stanley Institutional Fund Trust

Short Duration Municipal Income Portfolio

(formerly Ultra-Short Municipal Income Portfolio)

Annual Report

September 30, 2023

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	22
Investment Advisory Agreement Approval	23
Liquidity Risk Management Program	25
Federal Tax Notice	26
Important Notices	27
U.S. Customer Privacy Notice	28
Trustees and Officers Information	31

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Short Duration Municipal Income Portfolio (the "Fund") (formerly Ultra-Short Municipal Income Portfolio) performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2023

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Expense Example (unaudited)

Short Duration Municipal Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/23	Actual Ending Account Value 9/30/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Short Duration Municipal Income Portfolio Class IR	$1,000.00	$1,011.10	$1,023.95	$0.85	$0.85	0.17%
Short Duration Municipal Income Portfolio Institutional Class	1,000.00	1,010.60	1,023.55	1.25	1.25	0.25
Short Duration Municipal Income Portfolio Class A	1,000.00	1,010.70	1,023.46	1.35	1.35	0.27

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 181***/365 (to reflect the most recent one-half year period).

**  Annualized.

***  Adjusted to reflect non-business days accruals.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Overview (unaudited)

Short Duration Municipal Income Portfolio

The Fund seeks to provide current income exempt from regular federal income tax and capital preservation while maintaining liquidity.

Performance

For the fiscal year ended September 30, 2023, the Fund's Institutional Class shares had a total return based on net asset value and reinvestment of distributions per share of 2.41%, net of fees. The Fund's Institutional Class shares outperformed against the Fund's new benchmark,(i) the ICE BofA 1-3 Year U.S. Municipal Securities Index (the "Index"), which returned 2.15%, and the Short Duration Municipal Income Blended Index,(iii) which returned 1.66%, and underperformed against the prior benchmark, Bloomberg BVAL Municipal AAA Yield Curve (Callable) 3-Month Index,(ii) which returned 2.85%. Past performance is no guarantee of future results.

Factors Affecting Performance

•  In the trailing 12-month period ended September 30, 2023, the municipal market has been characterized by a broadly upward interest rate movement, as the Federal Reserve (Fed) continued the battle to bring inflation down to target levels. During the majority of the 12-month period, longer-dated portions of the municipal market outperformed but came under pressure following Fed Chairman Powell's August 2023 Jackson Hole and September 2023 Federal Open Market Committee press conference speeches. During the Fund's fiscal year, the municipal yield curve inverted in the 1- to 10-year segment of the curve (meaning that yields on 1-year maturity bonds were higher than yields on 10-year maturity bonds), the first inversion of any type for the asset class. As a result of this curve inversion, the front end of the municipal market was offering very attractive yield levels. At the end of the reporting period, all eyes were on Fed rhetoric as investors tried to interpret the future path of interest rates.

•  Effective July 31, 2023, the Fund's name, portfolio managers, benchmark and principal investment strategy changed ("Fund changes"). Before that date, the Fund was known as the Ultra-Short Municipal Income Portfolio, and the former benchmark was the Bloomberg BVAL Municipal AAA Yield Curve (Callable) 3-Month Index. For the period from October 1, 2022 to July 31, 2023 (which was prior to the Fund changes effective date and therefore does not reflect the Fund changes above), the portfolio outperformed the former benchmark. As a result of ongoing uncertainty around Fed policy and continued Treasury market volatility, the portfolio maintained a high exposure to floating-rate and variable-rate securities during the period October 1, 2022 to July 31, 2023. The Fund's exposure to variable rate demand obligations, which can be sold at par and therefore are less subject to have market value fluctuations, contributed to the Fund's outperformance versus the prior benchmark in the 10-month period.

•  From the period after the Fund changes, July 31, 2023, to September 30, 2023, the Fund outperformed the Index.

•  The primary contributor to relative performance in the two-month period after the Fund changes was the Fund's overweight allocation to municipal floating-rate notes (FRNs) and variable rate demand notes (VRDNs), as these are defensive securities with a low duration profile. This was additive to relative performance, as rates backed up in the period from the Fund changes through the end of the reporting period. Additionally, the Fund's underweight allocation to the local general obligation (GO) sector aided relative performance

(i)  Effective July 31, 2023, the Fund's name, portfolio managers, benchmark and principal investment strategy changed. Before that date, the Fund was known as the Ultra-Short Municipal Income Portfolio, and the prior benchmark was the Bloomberg BVAL Municipal AAA Yield Curve (Callable) 3-Month Index.

(ii)  "Bloomberg®" and the Bloomberg Index/Indices used are service marks of Bloomberg Finance L.P. and its affiliates, and have been licensed for use for certain purposes by Morgan Stanley Investment Management (MSIM). Bloomberg is not affiliated with MSIM, does not approve, endorse, review, or recommend any product, and. does not guarantee the timeliness, accurateness, or completeness of any data or information relating to any product.

(iii)  Short Duration Municipal Income Blended Index is a performance linked benchmark of the old and new benchmark of the Fund. The old benchmark represented by Bloomberg BVAL Municipal AAA Yield Curve (Callable) 3-Month Index from the Fund's inception to July 30, 2023 and the new benchmark represented by ICE BofA 1-3 Year US Municipal Securities Index for the periods thereafter.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Overview (unaudited) (cont'd)

Short Duration Municipal Income Portfolio

as this sector trailed the broader Index during the two-month period, and bonds chosen for the Fund in this sector outpaced similar holdings in the Index. Finally, the Fund's overweight exposure to A rated municipals added to relative performance as this market segment outperformed the broader Index during the two-month period, and securities chosen for the Fund in this market segment outpaced similar Index holdings.

•  The primary detractor from relative performance in the two-month period after the Fund changes was the Fund's overweight allocation to 3- to 5-year maturity bonds, as this market segment has a longer duration profile versus shorter-dated segments of the Index, which detracted during the two-month period as rates moved higher. Additionally, the Fund's security selection in the transportation sector weighed on relative performance in the two-month period, as bonds selected for the Fund in this sector lagged similar holdings in the Index.

Management Strategies

•  In terms of strategy positioning, as of the end of the reporting period, the Fund has remained overweight to short-dated segments of the investable universe. In particular, the Fund was positioned with overweight exposure to defensive strategies, including FRNs and VRDNs. We believed this curve exposure could help buffer the portfolio against further upward rate movements, while also taking advantage of the outsized yield on the front end of the municipal yield curve. At period end, the Fund was looking to extend duration over time, if the picture around interest rate movement becomes clearer.

*  Minimum Investment

**  Commenced operations on December 19, 2018

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Overview (unaudited) (cont'd)

Short Duration Municipal Income Portfolio

Performance Compared to the ICE BofA 1-3 Year US Municipal Securities Index(1), Short Duration Municipal Income Blended Index(2), Bloomberg BVAL Municipal AAA Yield Curve (Callable) 3-Month Index(3) and the Lipper Short Municipal Debt Funds Index(4)

	Period Ended September 30, 2023 Total Returns(5)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Fund — Class IR Shares w/o sales charges(6)	2.51%	—	—	1.10%
Fund — Institutional Class Shares w/o sales charges(6)	2.41	—	—	1.02
Fund — Class A Shares w/o sales charges(6)	2.41	—	—	0.98
ICE BofA 1-3 Year US Municipal Securities Index	2.15	—	—	0.82
Short Duration Muni Income Blended Index	1.66	—	—	0.88
Bloomberg BVAL Municipal AAA Yield Curve (Callable) 3 Month Index	2.85	—	—	1.13
Lipper Short Municipal Debt Funds Index	2.57	—	—	0.81

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in expenses. The Fund returns are calculated based on the net asset value as of the last business day of the period.

(1)  The ICE BofA (Intercontinental Exchange Bank of America) 1-3 Year US Municipal Securities Index is a subset of ICE BofA US Municipal Securities Index including all securities with a remaining term to final maturity less than 3 years. ICE BofA US Municipal Securities Index tracks the performance of US dollar denominated investment grade taxexempt debt publicly issued by US states and territories, and their political subdivisions, in the US domestic market. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to final maturity at the time of issuance, a fixed coupon schedule and an investment grade rating (based on an average of Moody's, S&P and Fitch). It is not possible to invest directly in an index. Effective July 31, 2023, the Fund changed its primary benchmark to the ICE BofA 1-3 Year US Municipal Securities Index because the Adviser believes it is a more appropriate benchmark for the Fund.

(2)  The Short Duration Municipal Income Blended Index is a performance linked benchmark of the old and new benchmark of the Fund. The old benchmark represented by Bloomberg BVAL Municipal AAA Yield Curve (Callable) 3-Month Index from the Fund's inception to July 30, 2023 and the new benchmark represented by ICE BofA 1-3 Year US Municipal Securities Index for the periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Bloomberg BVAL Municipal AAA Yield Curve (Callable) 3-Month Index is Bloomberg's evaluated pricing service, BVAL, provides a municipal "AAA" 5% coupon benchmark yield curve that is the baseline curve for BVAL tax-exempt municipals. It is populated with high quality U.S. municipal bonds with an average rating of "AAA" from Moody's and S&P. The yield curve is built using nonparametric fit of market data obtained from the Municipal Securities Rulemaking Board, new issues and other proprietary contributed prices. The benchmark is updated hourly and utilizes eligible "AAA" traded observations throughout the day and accessible on through Bloomberg services. It is not possible to invest directly in an index

(4)  The Lipper Short Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Municipal Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Short Municipal Debt Funds classification.

(5)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(6)  Commenced operations on December 19, 2018.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments

Short Duration Municipal Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (98.7%)
Municipal Bonds (92.0%)
Alabama (1.3%)
Black Belt Energy Gas District, Gas Project Revenue Refunding Bonds 2023,
Series D-1
5.50%, 6/1/49 (a)	$2,450	$2,500
Arizona (2.6%)
Arizona Health Facilities Authority Revenue Bonds (Banner Health),
Series 2014A
4.00%, 1/1/44	2,855	2,855
Industrial Development Authority of The City of Chandler, Industrial Development Revenue Bonds,
Series 2007 (AMT)
4.10%, 12/1/37 (a)	2,000	1,958
		4,813
California (2.3%)
State of California General Obligation Bonds Various Purpose General Obligation Refunding Bonds,
5.00%, 9/1/27	2,500	2,640
State Public Works Board of The State of California Lease Revenue Refunding Bonds 2023,
Series C
5.00%, 9/1/27 (b)	1,600	1,683
		4,323
Colorado (2.2%)
Colorado Health Facilities Authority Hospital Revenue Bonds,
Series 2023A-1
5.00%, 11/15/58 (a)	2,000	2,102
State of Colorado Building Excellent Schools Today Certificates of Participation Tax-Exempt,
Series 2013I
5.00%, 3/15/36	2,000	2,010
		4,112
Connecticut (1.0%)
State of Connecticut Health And Educational Facilities Authority Revenue Bonds, Quinnipiac University Issue,
Series L
5.00%, 7/1/24	1,900	1,913
District of Columbia (1.0%)
Metropolitan Washington Airports Authority, Airport System,
Series 2011A-1
3.95%, 10/1/39 (a)	1,800	1,800
Florida (8.0%)
Broward County, Airport System Revenue Bonds,
Series 2015A
5.00%, 10/1/29	2,000	2,016
	Face Amount (000)	Value (000)
Broward County, Industrial Development Revenue, Florida Power & Light Company,
Series 2018 B
4.20%, 12/1/48 (a)	$10,500	$10,500
School District of Miami-Dade County, Tax Anticipation Notes,
Series 2023
5.00%, 6/18/24	2,500	2,519
		15,035
Georgia (4.0%)
City of Atlanta Airport General Revenue Refunding Bonds,
Series 2014C
5.00%, 1/1/26	2,500	2,504
Colquitt County School District, General Obligation Bonds,
Series 2023
5.00%, 12/1/24	1,000	1,013
Main Street Natural Gas, Inc., Gas Supply Revenue Bonds,
Series 2021A
4.00%, 7/1/52 (a)	2,500	2,435
Series 2023D
5.00%, 12/1/54 (a)	1,500	1,487
		7,439
Hawaii (0.7%)
City And County of Honolulu General Obligation Bonds,
Series 2023D
5.00%, 3/1/26	1,250	1,288
Illinois (4.8%)
Board of Education of The City of Chicago Unlimited Tax General Obligation Refunding Bonds,
Series 2018C
5.00%, 12/1/23	1,000	1,001
Illinois Finance Authority Revenue Bonds,
Series 2020B-2
5.00%, 5/15/50 (a)	2,500	2,539
Illinois Finance Authority Water Facilities Refunding Revenue Bonds,
Series 2020
3.88%, 5/1/40 (a)	1,500	1,459
Sales Tax Securitization Corporation Second Lien Sales Tax Securitization Bonds,
Series 2020A
5.00%, 1/1/27	2,290	2,357
State of Illinois Build Illinois Bonds (Sales Tax Revenue Bonds),
Series A
4.00%, 6/15/25	1,750	1,752
		9,108

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

Short Duration Municipal Income Portfolio

	Face Amount (000)	Value (000)
Indiana (1.9%)
City of Whiting, Environmental Facilities Refunding Revenue Bonds,
Series 2019A
5.00%, 12/1/44 (a)	$2,500	$2,540
Indiana Housing And Community Development Authority Multifamily Housing Revenue Bonds,
Series 2023
4.10%, 9/1/28 (a)	1,000	991
		3,531
Iowa (1.9%)
Iowa Finance Authority, Solid Waste Facilities Revenue Bonds (Midamerican Energy Company Project),
Series 2016B
4.30%, 12/1/46 (a)	3,500	3,500
Kentucky (9.7%)
Commonwealth of Kentucky State Property And Buildings Commission Revenue Refunding Bonds,
Series B
5.00%, 11/1/26	2,500	2,576
County of Meade, Industrial Building Revenue Bonds (Nucor Steel Brandenburg Project) (Green Bonds),
Series 2021B-1
4.95%, 8/1/61 (a)	3,000	3,000
Daviess County, Solid Waste Disposal Facilities Revenue,
Series 1993-A
4.00%, 12/1/23 (a)	5,000	5,000
Kentucky Economic Development Finance Authority, Catholic Health Initiatives,
Series 2004 C
4.80%, 5/1/34 (a)	6,000	6,000
University of Kentucky, General Receipts Refunding Bonds,
Series D
3.00%, 10/1/25	1,600	1,564
		18,140
Louisiana (2.7%)
Parish of St. James, State of Louisiana Revenue Bonds, Nucor Steel Louisiana LLC Project, Gulf Opportunity Zone Bonds,
Series 2010B-1
4.30%, 11/1/40 (a)	5,000	5,000
Massachusetts (1.1%)
Boston Water And Sewer Commission, General Revenue And Refunding Bonds 2015,
Series A
4.00%, 11/1/27	2,000	2,007
	Face Amount (000)	Value (000)
Michigan (3.3%)
Board of Control of Saginaw Valley, State University General Revenue And Refunding Bonds,
Series 2016A
5.00%, 7/1/30	$1,750	$1,780
Michigan Finance Authority, Hospital Revenue Bonds Trinity Health Credit Group,
Series 2015
4.83%, 12/1/39 (a)	2,000	2,002
Wayne County Airport Authority Airport Revenue Bonds,
Series 2015F
5.00%, 12/1/31	2,500	2,513
		6,295
Minnesota (0.8%)
Minnesota Rural Water Finance Authority Public Projects Construction Notes,
Series 2023
4.38%, 4/1/25 (b)	1,500	1,500
Missouri (2.0%)
Health And Educational Facilities Authority of The State of Missouri Health Facilities Revenue Bonds,
Series 2016
5.00%, 11/15/28	1,300	1,325
Series 2021A
4.00%, 7/1/26	1,100	1,102
Missouri Joint Municipal Electric Utility Commission,
Series 2023
5.00%, 1/1/26 (b)	1,345	1,378
		3,805
Nebraska (0.8%)
Washington County, Nebraska Industrial Development Revenue Bonds,
Series 2010 B
4.01%, 12/1/40 (a)	1,500	1,500
New Jersey (0.9%)
New Jersey Economic Development Authority Water Facilities Refunding Revenue Bonds,
Series 2020D
1.10%, 11/1/29 (a)	2,000	1,651
New Mexico (1.3%)
New Mexico Mortgage Finance Authority Multifamily Housing Revenue Bonds,
Series 2023
5.00%, 2/1/42 (a)	325	327
State of New Mexico, Capital Projects General Obligation Bonds,
Series 2021
5.00%, 3/1/25	2,000	2,033
		2,360

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

Short Duration Municipal Income Portfolio

	Face Amount (000)	Value (000)
New York (13.0%)
City of New York General Obligation Bonds,
Series B
4.80%, 10/1/46 (a)	$4,170	$4,170
Long Island Power Authority, Electric System General Revenue Bonds,
Series 2022B
5.00%, 9/1/52 (a)	2,000	2,065
Metropolitan Transportation Authority,
Series 2016A
5.00%, 11/15/24	1,360	1,372
New York City Transitional Finance Authority Future Tax Secured Revenue,
Series A4
4.75%, 8/1/45 (a)	1,000	1,000
New York Dorm Authority Personal Income Tax Revenue Bonds 2014A
Series 2014A
5.00%, 2/15/29	2,500	2,507
Port Authority of New York And New Jersey Consolidated Bonds,
Series 185
5.00%, 9/1/28	1,000	1,003
Series 242
5.00%, 12/1/26 - 12/1/27	3,000	3,073
RBC Municipal Products Inc Trust, Various States Certificates, E-154
4.08%, 6/1/28 (a)(c)	7,800	7,800
Tsasc, Inc., Tobacco Settlement Bonds, Fiscal 2017,
Series A
5.00%, 6/1/24	1,475	1,483
		24,473
North Carolina (0.9%)
University of North Carolina Hospitals At Chapel Hill,
Series 2009A
3.85%, 2/1/24 (a)	1,700	1,700
Ohio (5.0%)
County of Hamilton, Ohio Hospital Facilities Revenue Refunding And Improvement Bonds,
Series B
4.13%, 8/15/51 (a)	9,425	9,425
Pennsylvania (4.9%)
Commonwealth of Pennsylvania, General Obligation Bonds,
Series 2016
5.00%, 9/15/24	1,775	1,794
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Refunding Revenue Bonds Series 2019A (AMT),
Series 2019A
4.10%, 4/1/34 (a)	2,000	2,000
	Face Amount (000)	Value (000)
Pennsylvania Higher Educational Facilities Authority Refunding Revenue Bonds, State System of Higher Education,
Series AQ
5.00%, 6/15/24	$1,440	$1,450
Pennsylvania Turnpike Commission Registration Fee Revenue Refunding Bonds, Series 2023,
4.83%, 7/15/41 (a)	2,000	2,000
Philadelphia Redevelopment Authority City Service Agreement Revenue Refunding Bonds,
Series 2015A
5.00%, 4/15/27	2,000	2,028
		9,272
Puerto Rico (1.2%)
Commonwealth of Puerto Rico,
Series 2022 A-1
5.63%, 7/1/27	2,198	2,258
Texas (7.7%)
Cities of Dallas And Fort Worth, Texas Dallas Fort Worth International Airport,
Series 2023B
5.00%, 11/1/25	1,250	1,279
Series 2023C
5.00%, 11/1/27	1,250	1,280
City of San Antonio, General Improvement Bonds,
Series 2023
5.00%, 2/1/25	1,335	1,354
Tax Notes,
Series 2023
5.64%, 2/1/26	1,500	1,502
Water System Junior Lien Revenue And Refunding Bonds,
Series 2023A
5.00%, 5/15/24	1,000	1,007
Grand Parkway Transportation Corporation,
Series 2023,
5.00%, 10/1/52 (a)	2,500	2,602
Harris County, Toll Road First Lien Revenue And Refunding Bonds,
Series 2021
5.00%, 8/15/25	2,000	2,042
Hays Consolidated Independent School District,
Series 2023
5.00%, 2/15/24	1,000	1,003
Leander Independent School District, Unlimited Tax School Building Bonds,
Series 2023
5.00%, 2/15/24	1,455	1,461
Texas Water Development Board State Water Implementation Revenue Fund For Texas Revenue Bonds,
Series 2023A
5.00%, 10/15/25 (b)	1,000	1,025
		14,555

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

Short Duration Municipal Income Portfolio

	Face Amount (000)	Value (000)
Utah (0.1%)
Utah Water Finance Agency,
Series 2008 B
4.00%, 10/1/37 (a)	$270	$270
Virginia (1.1%)
Virginia Housing Development Authority Rental Housing Bonds,
Series E
4.10%, 10/1/27 (b)	2,000	1,993
Washington (2.2%)
Port of Seattle, Intermediate Lien Revenue Bonds ,
Series 2015C
5.00%, 4/1/31	2,000	2,009
State of Washington, Various Purpose General Obligation Refunding Bonds,
Series R-2018D
5.00%, 8/1/25	2,070	2,116
		4,125
Wisconsin (1.6%)
Wisconsin Health And Educational Facilities Authority Revenue Bonds,
Series 2018B-3
5.00%, 8/15/54 (a)	3,000	3,008
Total Municipal Bonds (Cost $173,742)		172,699
Commercial Paper (6.7%)
San Antonio, Electricity & Gas Revenue 3/A2,
3.60%, 10/26/23	10,000	10,000
State of Oregon Department of Transportation,
3.62%, 12/12/23	2,500	2,499
Total Commercial Paper (Cost $12,500)		12,499
Total Fixed Income Securities (Cost $186,242)		185,198
	Shares
Investment Company (2.2%)
Morgan Stanley Institutional Liquidity Funds — Tax-Exempt Portfolio — Institutional Class — (See Note G) (Cost $4,187)	4,187,777	4,187
Total Investments (100.9%) (Cost $190,429) (d)(e)		189,385
Liabilities in Excess of Other Assets (–0.9%)		(1,743)
Net Assets (100.0%)		$187,642

(a)  Floating or variable rate securities: The rates disclosed are as of September 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)  When-issued security.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Securities are available for collateral in connection with purchase of when-issued security.

(e)  At September 30, 2023, the aggregate cost for federal income tax purposes is approximately $190,429,000. The aggregate gross unrealized appreciation is approximately $5,000 and the aggregate gross unrealized depreciation is approximately $1,049,000, resulting in net unrealized depreciation of approximately $1,044,000.

AMT  Alternative Minimum Tax.

Portfolio Composition

Classification	Percentage of Total Investments
Fixed Income Securities	97.8%
Other*	2.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Short Duration Municipal Income Portfolio

Statement of Assets and Liabilities	September 30, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $186,242)	$185,198
Investment in Security of Affiliated Issuer, at Value (Cost $4,187)	4,187
Total Investments in Securities, at Value (Cost $190,429)	189,385
Receivable for Investments Sold	11,941
Interest Receivable	1,321
Due from Adviser	29
Receivable from Affiliate	6
Receivable for Fund Shares Sold	5
Other Assets	35
Total Assets	202,722
Liabilities:
Payable for Investments Purchased	7,584
Payable to Bank	7,394
Payable for Professional Fees	47
Payable for Administration Fees	13
Payable for Fund Shares Redeemed	10
Payable for Shareholder Services Fees — Institutional Class	—	@
Payable for Shareholder Services Fees — Class A	8
Payable for Custodian Fees	2
Payable for Transfer Agency Fees — Class IR	—	@
Payable for Transfer Agency Fees — Institutional Class	—	@
Payable for Transfer Agency Fees — Class A	1
Other Liabilities	21
Total Liabilities	15,080
Net Assets	$187,642
Net Assets Consist of:
Paid-in-Capital	$188,280
Total Accumulated Loss	(638)
Net Assets	$187,642
CLASS IR:
Net Assets	$95,009
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	9,526,849
Net Asset Value, Offering and Redemption Price Per Share	$9.97
INSTITUTIONAL CLASS:
Net Assets	$50
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	5,024
Net Asset Value, Offering and Redemption Price Per Share	$9.97
CLASS A:
Net Assets	$92,583
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	9,284,135
Net Asset Value, Offering and Redemption Price Per Share	$9.97

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Short Duration Municipal Income Portfolio

Statement of Operations	Year Ended September 30, 2023 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$5,889
Interest from Securities of Affiliated Issuers (Note G)	14
Total Investment Income	5,903
Expenses:
Advisory Fees (Note B)	362
Shareholder Services Fees — Institutional Class (Note D)	9
Shareholder Services Fees — Class A (Note D)	168
Professional Fees	161
Administration Fees (Note C)	145
Registration Fees	51
Shareholder Reporting Fees	15
Custodian Fees (Note F)	10
Trustees' Fees and Expenses	9
Transfer Agency Fees — Class IR (Note E)	2
Transfer Agency Fees — Institutional Class (Note E)	3
Transfer Agency Fees — Class A (Note E)	3
Pricing Fees	3
Other Expenses	24
Total Expenses	965
Waiver of Advisory Fees (Note B)	(362)
Expenses Reimbursed by Adviser (Note B)	(140)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(2)
Reimbursement of Class Specific Expenses — Institutional Class (Note B)	(3)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Waiver of Shareholder Services Fees — Class A (Note D)	(84)
Net Expenses	373
Net Investment Income	5,530
Change in Unrealized Appreciation (Depreciation):
Investments	(1,027)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(1,027)
Net Increase in Net Assets Resulting from Operations	$4,503

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Short Duration Municipal Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2023 (000)	Year Ended September 30, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$5,530	$751
Net Change in Unrealized Appreciation (Depreciation)	(1,027)	(18)
Net Increase in Net Assets Resulting from Operations	4,503	733
Dividends and Distributions to Shareholders:
Class IR	(2,444)	(400)
Institutional Class	(263)	(48)
Class A	(2,281)	(377)
Total Dividends and Distributions to Shareholders	(4,988)	(825)
Capital Share Transactions:(1)
Class IR:
Subscribed	83,383	53,684
Distributions Reinvested	2,452	390
Redeemed	(61,875)	(49,112)
Institutional Class:
Subscribed	10,050	10,000
Distributions Reinvested	264	47
Redeemed	(20,740)	(4,860)
Class A:
Subscribed	78,313	22,904
Distributions Reinvested	2,288	369
Redeemed	(53,773)	(47,416)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	40,362	(13,994)
Total Increase (Decrease) in Net Assets	39,877	(14,086)
Net Assets:
Beginning of Period	147,765	161,851
End of Period	$187,642	$147,765
(1) Capital Share Transactions:
Class IR:
Shares Subscribed	8,338	5,368
Shares Issued on Distributions Reinvested	245	39
Shares Redeemed	(6,187)	(4,911)
Net Increase in Class IR Shares Outstanding	2,396	496
Institutional Class:
Shares Subscribed	1,005	1,000
Shares Issued on Distributions Reinvested	26	5
Shares Redeemed	(2,074)	(485)
Net Increase (Decrease) in Institutional Class Shares Outstanding	(1,043)	520
Class A:
Shares Subscribed	7,831	2,290
Shares Issued on Distributions Reinvested	229	37
Shares Redeemed	(5,377)	(4,742)
Net Increase (Decrease) in Class A Shares Outstanding	2,683	(2,415)

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Financial Highlights

Short Duration Municipal Income Portfolio

	Class IR
	Year Ended September 30,								Period from December 19, 2018(1) to
Selected Per Share Data and Ratios	2023		2022		2021		2020		September 30, 2019
Net Asset Value, Beginning of Period	$10.00		$10.00		$10.00		$10.00		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.31		0.06		0.01		0.09		0.12
Net Realized and Unrealized Gain (Loss)	(0.06)		0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Total from Investment Operations	0.25		0.06		0.01		0.09		0.12
Distributions from and/or in Excess of:
Net Investment Income	(0.28)		(0.06)		(0.01)		(0.09)		(0.12)
Net Realized Gain	—		(0.00	)(3)	—		—		—
Total Distributions	(0.28)		(0.06)		(0.01)		(0.09)		(0.12)
Net Asset Value, End of Period	$9.97		$10.00		$10.00		$10.00		$10.00
Total Return(4)	2.51%		0.61%		0.06%		0.91%		1.19	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$95,009		$71,284		$66,358		$118,335		$67,174
Ratio of Expenses Before Expense Limitation	0.43%		0.46%		0.40%		0.40%		0.52	%(6)
Ratio of Expenses After Expense Limitation	0.15	%(7)	0.13	%(7)	0.13	%(7)	0.13	%(7)	0.13	%(6)(7)
Ratio of Net Investment Income	3.09	%(7)	0.59	%(7)	0.07	%(7)	0.78	%(7)	1.49	%(6)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	N/A		N/A		N/A		N/A
Portfolio Turnover Rate	N/A(9)		N/A(9)		N/A(9)		N/A(9)		N/A(9)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

(9)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Financial Highlights

Short Duration Municipal Income Portfolio

	Institutional Class
	Year Ended September 30,								Period from December 19, 2018(1) to
Selected Per Share Data and Ratios	2023		2022		2021		2020		September 30, 2019
Net Asset Value, Beginning of Period	$10.00		$10.01		$10.02		$10.00		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.30		0.07		0.00	(3)	0.10		0.11
Net Realized and Unrealized Gain (Loss)	(0.06)		(0.03)		(0.01)		0.00	(3)	0.00	(3)
Total from Investment Operations	0.24		0.04		(0.01)		0.10		0.11
Distributions from and/or in Excess of:
Net Investment Income	(0.27)		(0.05)		(0.00	)(3)	(0.08)		(0.11)
Net Realized Gain	—		(0.00	)(3)	—		—		—
Total Distributions	(0.27)		(0.05)		(0.00	)(3)	(0.08)		(0.11)
Net Asset Value, End of Period	$9.97		$10.00		$10.01		$10.02		$10.00
Total Return(4)	2.41%		0.44%		(0.09)%		1.01%		1.11	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$50		$10,477		$5,292		$9,997		$40,250
Ratio of Expenses Before Expense Limitation	0.54%		0.60%		0.53%		0.49%		0.62	%(6)
Ratio of Expenses After Expense Limitation	0.23	%(7)	0.21	%(7)	0.18	%(7)	0.23	%(7)	0.23	%(6)(7)
Ratio of Net Investment Income (Loss)	3.01	%(7)	0.74	%(7)	(0.01	)%(7)	1.03	%(7)	1.39	%(6)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	N/A		N/A		N/A		N/A
Portfolio Turnover Rate	N/A(9)		N/A(9)		N/A(9)		N/A(9)		N/A(9)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

(9)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Financial Highlights

Short Duration Municipal Income Portfolio

	Class A
	Year Ended September 30,								Period from December 19, 2018(1) to
Selected Per Share Data and Ratios	2023		2022		2021		2020		September 30, 2019
Net Asset Value, Beginning of Period	$10.00		$10.00		$10.00		$10.00		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.30		0.04		0.00	(3)	0.07		0.10
Net Realized and Unrealized Gain (Loss)	(0.06)		0.01		0.00	(3)	0.00	(3)	0.00	(3)
Total from Investment Operations	0.24		0.05		0.00	(3)	0.07		0.10
Distributions from and/or in Excess of:
Net Investment Income	(0.27)		(0.05)		(0.00	)(3)	(0.07)		(0.10)
Net Realized Gain	—		(0.00	)(3)	—		—		—
Total Distributions	(0.27)		(0.05)		(0.00	)(3)	(0.07)		(0.10)
Net Asset Value, End of Period	$9.97		$10.00		$10.00		$10.00		$10.00
Total Return(4)	2.41%		0.53%		0.01%		0.73%		1.04	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$92,583		$66,004		$90,201		$185,866		$132,882
Ratio of Expenses Before Expense Limitation	0.63%		0.66%		0.60%		0.59%		0.72	%(6)
Ratio of Expenses After Expense Limitation	0.26	%(7)	0.21	%(7)	0.19	%(7)	0.32	%(7)	0.33	%(6)(7)
Ratio of Net Investment Income (Loss)	2.98	%(7)	0.44	%(7)	(0.02	)%(7)	0.68	%(7)	1.30	%(6)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	N/A		N/A		N/A		N/A
Portfolio Turnover Rate	N/A(9)		N/A(9)		N/A(9)		N/A(9)		N/A(9)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

(9)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Short Duration Municipal Income Portfolio (name changed on July 31, 2023, formerly Ultra-Short Municipal Income Portfolio). The Fund seeks current income exempt from federal income tax and capital preservation while maintaining liquidity. The Fund offers three classes of shares — Class IR, Institutional Class and Class A.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Fixed income securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (2) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; and (3) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Trustees have designated the Trust's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of

17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Municipal Bonds	$—	$172,699	$—	$172,699
Commercial Paper	—	12,499	—	12,499
Total Fixed Income Securities	—	185,198	—	185,198
Short-Term Investment
Investment Company	4,187	—	—	4,187
Total Assets	$4,187	$185,198	$—	$189,385

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Indemnifications: The Trust enters into contracts that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

4.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the close of each business day. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses shareholder services and transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.20% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.25% for Class IR shares, 0.35% for Institutional Class shares and 0.35% for Class A shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. The ratios of expenses to average net assets disclosed in the Fund's Financial Highlights may be lower than the maximum expense ratios due to these additional fee waivers and/or expense reimbursements. For the year ended September 30, 2023, approximately $362,000 of advisory fees

18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

were waived and approximately $146,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to the Institutional Class shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.10% of the Fund's average daily net assets attributable to the Institutional Class shares.

The Trust has adopted a Shareholder Services Plan with respect to the Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.20% of the Fund's average daily net assets attributable to the Class A shares. The Distributor has agreed to waive the 12b-1 fees on Class A shares of the Fund to the extent it exceeds 0.10% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time as the Trustees act to discontinue all or a portion of such waiver when it deems such action is appropriate. For the year ended September 30, 2023, this waiver amounted to approximately $84,000.

The shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Institutional Class and Class A shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Trust

pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

Morgan Stanley Services Company Inc. serves as Co-Transfer Agent and provides certain transfer agency services to the Fund with respect to certain direct transactions with the Fund.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Tax Exempt Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2023, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2023 is as follows:

Affiliated Investment Company	Value September 30, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$—	$42,265	$38,078	$14
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2023 (000)
Liquidity Funds	$—	$—	$4,187

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Tax-Exempt Income (000)	Ordinary Income (000)	Tax-Exempt Income (000)
$259	$4,729	$133	$692

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended September 30, 2023.

At September 30, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$525	$—

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the twelve months ended September 30, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 99.5%.

K. Market Risk: An investment in the Fund is based on the values of the Fund's investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments.The risks associated with these developments may be magnified if social, political, economic and other conditions and events, (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions), adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, adversely affect and increase the volatility of the Fund's share price and

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments.

L. Subsequent Event: At a meeting held on September 27-28, 2023, the Trustees unanimously approved the reorganization of the Fund into an exchange-traded fund ("ETF"), which will be managed by Morgan Stanley Investment Management Inc. The Trustees, including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Fund, determined that participation in the reorganization is in the best interests of the Fund and the interests of existing shareholders of the Fund will not be diluted as a result of the reorganization. Subject to shareholder approval, the Fund will be reorganized into an ETF through the reorganization of the Fund into a newly-created ETF — Eaton Vance Short Duration Municipal Income ETF, which is a series of Morgan Stanley ETF Trust. If approved by shareholders, the reorganization is anticipated to occur (after the close of trading) on or about March 22, 2024 (the "Closing Date").

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Short Duration Municipal Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Short Duration Municipal Income Portfolio (formerly Ultra-Short Municipal Income Portfolio) (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the three years in the period then ended, the financial highlights for each of the four years then ended and the period from December 19, 2018 (commencement of operations) through September 30, 2019 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the three years in the period then ended and its financial highlights for each of the four years then ended and the period from December 19, 2018 (commencement of operations) through September 30, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 27, 2023

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2022, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2023.

The Fund designated approximately $159,000 of its distributions paid as qualified interest income.

The Fund designated approximately $159,000 of its distributions paid as business interest income.

The Fund designated 94.82% of its income dividends as tax-exempt income dividends.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im. or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

U.S. Customer Privacy Notice (unaudited)   April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Joseph K. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	87	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	Trustee (since January 2022) and Treasurer (since January 2023), Nutley Family Service Bureau, Inc.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2022) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustees at any time during the past five years.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Trustees and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

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35

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IFTUSMIANN
6048656 EXP 11.30.24

Morgan Stanley Institutional Fund Trust

Ultra-Short Income Portfolio

Annual Report

September 30, 2023

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	23
Investment Advisory Agreement Approval	24
Liquidity Risk Management Program	26
Federal Tax Notice	27
Important Notices	28
U.S. Customer Privacy Notice	29
Trustees and Officers Information	32

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Ultra-Short Income Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2023

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Expense Example (unaudited)

Ultra-Short Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/23	Actual Ending Account Value 9/30/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Ultra-Short Income Portfolio Class IR	$1,000.00	$1,028.10	$1,023.68	$1.26	$1.26	0.25%
Ultra-Short Income Portfolio Institutional Class	1,000.00	1,026.90	1,023.44	1.52	1.51	0.30
Ultra-Short Income Portfolio Class A	1,000.00	1,027.60	1,023.19	1.77	1.77	0.35

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 182***/365 (to reflect the most recent one-half year period).

**  Annualized.

***  Adjusted to reflect non-business days accruals.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Overview (unaudited)

Ultra-Short Income Portfolio

The Fund seeks current income with capital preservation while maintaining liquidity.

Performance

For the fiscal year ended September 30, 2023, the Fund's Institutional Class shares had a total return based on net asset value and reinvestment of distributions per share of 4.97%, net of fees. The Fund's Institutional Class shares outperformed against the Fund's benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index (the "Index"), which returned 4.47%. For the seven-day period ended September 30, 2023, the Fund's Institutional Class shares provided an annualized current yield of 5.55% (subsidized) and 5.49% (non-subsidized), while its 30-day moving average annualized yield was 5.53% (subsidized) and 5.47% (non-subsidized). The 30-day SEC yield was 5.51% (subsidized) and 5.45% (non-subsidized). The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  November 2022 began with the Federal Reserve (Fed) delivering its fourth consecutive 75 basis point(i) interest rate hike since the cycle began in March 2022, while indicating "ongoing increases" will be needed to achieve the Fed's objectives. Chair Powell left the door open to reducing the pace of hikes at future meetings, but clarified it was premature to consider a "pause" in rate increases. This meeting shifted the narrative in the markets, from a rapid hiking slope to a more measured one, albeit leading to a higher terminal (peak) rate. Although Fed speakers reinforced this posture during the month, the lower-than-expected inflation report caused markets to latch onto the pivot narrative and financial conditions eased significantly by the end of the month. Ahead of their blackout period, Fed officials closed the month by continuing to stress that inflation remains a major issue, and many in the market still forecast a terminal rate of 5% to 5.25% as a highly likely outcome.

•  As widely anticipated, the Fed slowed the pace of rate hikes at the December 2022 Federal Open Market Committee (FOMC or the Committee) meeting, increasing the target range by 50 basis points to the range of 4.25% to 4.50%. Updated dot plot forecasts showed that officials expected the terminal rate to reach 5.1% in 2023 before dropping back to 4.1% in 2024. The Committee additionally cited that "ongoing rate increases are likely appropriate" to continue tackling elevated inflation and a very tight labor market. The market priced in two additional rate hikes in early 2023 before a pause in the tightening cycle — a notable disconnect between market pricing and Fed communication.

•  Gross domestic product (GDP) readings came in stronger than consensus estimates for the fourth quarter of 2022, with the annualized rate of 2.9% beating the expected 2.6% growth rate and the market beginning to gravitate more toward the "soft-landing" outcome for the economy in 2023.(ii) This helped exaggerate the already existing disconnect between Fed communication and market pricing.

•  With respect to the labor market, the theme of resilience persisted throughout the fourth quarter of 2022 and into 2023. Payroll growth exceeded 500,000 jobs in the January 2023 report, coming after gains of 260,000 and 290,000 jobs in December and November 2022, respectively.(iii) The unemployment rate, at 3.5%, matched the lowest reading in 70 years. Fed officials repeatedly cited the tightness in the labor market as a major contributor to inflation potentially becoming embedded moving forward and as a rationale for them not blinking in the fight against inflation.

•  The January 2023 consumer price index (CPI) numbers matched expectations, as the headline index increased by 0.5% month-over-month, while the core inflation gauge rose by 0.4% month-over-month. Combined with revisions to last year's readings, these data underscored that while inflation was most likely falling from its peak, progress was slower and more difficult than market participants would have liked. This caused the market to dilute some of the hope that had been building in the fourth quarter of 2022 when headline CPI rose 0.1% and 0.2% month-over-month in December and November, respectively. Markets were expected to

(i)  One basis point = 0.01%

(ii)  Source for all GDP data in this report: Bureau of Economic Analysis.

(iii)  Source for labor market data in this report: Bureau of Labor Statistics and Bloomberg L.P.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Overview (unaudited) (cont'd)

Ultra-Short Income Portfolio

remain focused on the variations in contributions from underlying components of CPI, such as used cars, in the months that followed.

•  The FOMC voted unanimously to increase the federal funds target rate by 0.25% to a range of 4.50% to 4.75% at the conclusion of its February 2023 meeting. The Committee noted that further rate hikes are "appropriate" in order to achieve "sufficiently restrictive" policy. The FOMC modified their messaging: in the post-meeting statement, it had previously discussed the "pace" of future rate increases, but now referred to the "extent" of future increases. This change didn't seem overly impactful on the surface, but it pointed to a Fed that was beginning to approach the end of its rate hiking cycle. Fed officials continued to monitor the economic outlook in effort to position policy accordingly. Market participants expected the Fed to continue raising rates into early summer 2023, as January 2023's employment figures far exceeded expectations.

•  At the March 2023 meeting, the FOMC voted unanimously to increase the federal funds target rate by 0.25% to a range of 4.75% to 5.00%. During the month, several high-profile regional banks came under significant pressure to meet withdrawals. The Fed and U.S. Treasury acted swiftly, securing uninsured deposits and preventing widespread contagion by announcing a newly created Bank Term Funding Program. The new facility made additional funding available to ensure banks have the ability to meet the needs of their depositors. On the back of this announcement, the FOMC press release noted that the U.S. banking system was "sound and resilient," but these stresses were likely to result in tighter financial conditions and impact economic activity.

•  In the first quarter of 2023, U.S. GDP grew 2.2% (annualized). The jobs market remained strong, despite the Fed's aggressive pace of interest rate hikes. Monthly non-farm payrolls averaged 295,000 jobs per month added to the economy in the first three months of 2023, and the unemployment rate was 3.5% as of March 2023.

•  The FOMC voted unanimously to increase the federal funds target rate by 0.25% to a range of 5.00% to 5.25% at the conclusion of its May 2023 meeting. The press release was relatively unchanged from the prior meeting; however, it now included a softer stance on forward guidance. Concerns around regional banks continued to flare as J.P. Morgan purchased First Republic Bank after U.S. regulators took control. Market participants believed the Fed was likely to hold its policy rate steady at its June 2023 meeting as it paused to interpret incoming data, with employment remaining tight and inflation still running above target.

•  This pause materialized at the June 2023 meeting, as expected. The FOMC voted unanimously to maintain the federal funds target range at 5.00% to 5.25%. This was the first time since March 2022 that the Committee left rates unchanged. Market participants attempted to grasp whether this signaled a longer-term pause in policy rate movements.

•  The June 2023 meeting also included an update of the Fed's summary of economic projections. The dot plot showed officials' median projection for the benchmark rate at the end of 2023 increased 0.50% to 5.6%. The 2023 median GDP growth projection was upgraded 0.60% to 1.0%. The 2024 GDP growth forecast was lowered slightly to 1.1%. The 2023 unemployment rate estimate decreased 0.40% to 4.1%. The Fed reduced its median 2023 personal consumption expenditure (PCE) inflation forecast to 3.2% in June, from 3.3% in March. The 2024 PCE projection was unchanged at 2.5%.

•  In July 2023, the FOMC voted unanimously to increase the federal funds target rate by 0.25% to a range of 5.25% to 5.50%. The accompanying press release included an upgrade to its characterization of economic growth from "modest" to "moderate," but the statement overall was mostly unchanged. The job market remained strong, and inflation continued to run above the Fed's target. In his press conference, Chair Powell explained that the Fed remains data-dependent going forward while market participants grappled with the validity of another hike later in 2023.

•  Economic data for the second quarter of 2023 continued to point to relative resilience in the U.S. economy. GDP growth rose 2.1% (annualized) in the April to June 2023 quarterly period. Monthly non-farm payrolls growth showed signs of slowing, averaging 240,000 jobs per month in the second quarter, while unemployment remained low, at 3.5% as of July 2023.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Overview (unaudited) (cont'd)

Ultra-Short Income Portfolio

•  At the FOMC's next meeting in September 2023, officials voted to hold rates steady at a range of 5.25% to 5.50%. The press release was relatively unchanged aside from a minor adjustment in characterizing the economic expansion as "solid," from "moderate" previously. The release also noted that while job growth "remains strong" it has more recently "slowed."

•  The September 2023 meeting included an update of the Fed's summary of economic projections. The Fed's dot plot showed officials' median projection for the benchmark rate at the end of 2023 was unchanged at 5.6%. The 2023 median GDP growth projection was increased substantially 110 basis points to 2.1%. The 2024 GDP growth forecast improved as well to 1.5%. The 2023 unemployment rate estimate declined 30 basis points to 3.8%. The Fed increased its median 2023 PCE inflation forecast to 3.3% in September from 3.2% in June. The 2024 PCE projection was unchanged at 2.5%.

•  Positive factors affecting the Fund's performance relative to the Index in the period were its high allocations to daily resetting SOFR (secured overnight financing rate) and OBFR (overnight bank fund rate) floating-rate notes, along with elevated levels of daily and weekly liquidity(iv), which resulted in its ultra-short duration profile. This positioning enabled the Fund to turnover quickly as the Fed continued its historic tightening campaign throughout the reporting period. Additionally, due to duration positioning and to security selection, the Fund's net asset value (NAV) increased from $9.97 on September 30, 2022, to $9.98 to close the reporting period on September 30, 2023.

•  Legacy fixed-rate securities that were purchased prior to the curve steepening lost some of their mark-to-market value and as a result decreased the portfolio's income accrual over alternative market options.

Management Strategies

•  At period end, we remained comfortable managing the portfolio with elevated levels of daily and weekly liquidity.(iv)

•  High allocations to SOFR and OBFR floating-rate notes (FRNs) helped contribute to minimal volatility in the Fund's NAV throughout the period. As of September 30, 2023, 41% of portfolio was allocated to SOFR and OBFR FRNs. SOFR and OBFR FRNs reset daily and immediately reprice following each subsequent interest rate hike and help preserve capital as the yield curve steepens.

•  At period end, portfolio composition remained 95% invested in A1/P1 rated securities and with no exposure to China.

•  We continued to maximize the Fund's allowable exposure to A2/P2 rated securities. We believed these securities remain attractive given their yield pickup over A1/P1 paper and diversification away from the financial sector that dominates the commercial paper/certificates of deposit A1/P1 market.(v)

(iv)  Daily liquid assets include (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. Weekly liquid assets include (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

(v)  Diversification neither assures a profit nor guarantees against a loss in a declining market.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Overview (unaudited) (cont'd)

Ultra-Short Income Portfolio

*  Minimum Investment

**  Commenced operations on April 28, 2016.

In accordance with SEC regulations, the Fund's performance shown assumes and distributions were reinvested. The performance of Class A and Class IR shares will vary from the performance of Institutional Class shares and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the ICE BofA 3-Month U.S. Treasury Bill Index(1) and the Lipper Ultra Short Obligations Funds Index(2)

	Period Ended September 30, 2023 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class IR Shares w/o sales charges(4)	5.03%	1.91%	—	1.73%
Fund — Institutional Class Shares w/o sales charges(4)	4.97	1.86	—	1.68
Fund — Class A Shares w/o sales charges(4)	4.92	1.74	—	1.53
ICE BofA 3-Month U.S. Treasury Bill Index	4.47	1.72	—	1.48
Lipper Ultra Short Obligations Funds Index	4.99	1.85	—	1.75

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in expenses. The Fund returns are calculated based on the net asset value as of the last business day of the period.

(1)  The ICE BofA (Intercontinental Exchange Bank of America) 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Ultra Short Obligations Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Ultra Short Obligations Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Ultra Short Obligations' Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on April 28, 2016.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Indexes.

7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments

Ultra-Short Income Portfolio

	Face Amount (000)	Value (000)
Certificates of Deposit (17.9%)
Domestic Banks (2.6%)
Bank of America NA,
5.80%, 5/28/24	$100,000	$99,881
6.00%, 9/23/24	75,000	75,009
Citibank NA
5.79%, 7/8/24	112,000	111,787
		286,677
International Banks (15.3%)
Banco Santander SA,
5.89%, 1/19/24	75,000	75,024
5.90%, 3/14/24	50,000	49,999
6.05%, 9/11/24	100,000	100,023
Bank of Nova Scotia
5.55%, 5/17/24	131,000	130,663
Canadian Imperial Bank of Commerce
5.77%, 6/12/24	150,000	149,798
National Bank of Kuwait SAKP,
5.68%, 12/14/23	150,000	150,000
5.75%, 1/19/24	150,000	149,877
5.95%, 12/14/23	200,000	200,005
Natixis SA,
5.29%, 12/13/23	10,000	9,992
5.94%, 6/14/24	25,000	25,001
6.02%, 10/2/24	25,000	25,000
Qatar National Bank
6.20%, 9/23/24	125,000	117,768
Royal Bank of Canada
5.59%, 10/11/23	50,000	50,001
Skandinaviska Enskilda Banken AB
6.01%, 8/9/24	102,000	101,968
Swedbank AB
6.01%, 8/9/24	75,000	75,021
Toronto-Dominion Bank,
5.48%, 4/19/24	116,500	116,222
5.80%, 5/16/24 - 7/15/24	86,000	85,910
5.88%, 6/14/24	75,000	75,000
6.00%, 9/20/24	25,000	25,019
Westpac Banking Corp.
5.58%, 3/8/24	4,310	4,305
		1,716,596
Total Certificates of Deposit (Cost $2,004,590)		2,003,273
Commercial Paper (a) (37.2%)
Asset-Backed Diversified Financial Services (3.7%)
Atlantic Asset Securitization LLC
5.42%, 12/5/23	50,000	49,489
Cabot Trail Funding LLC
5.52%, 2/9/24	15,000	14,690
Chariot Funding LLC,
5.66%, 12/13/23	100,000	98,859
5.67%, 12/18/23 (b)	173,500	171,388
	Face Amount (000)	Value (000)
Equitable Short Term Funding LLC
5.58%, 11/8/23 (b)	$25,000	$24,851
Pacific Life Short Term Funding LLC
5.38%, 5/6/24 (b)	10,000	9,655
Thunder Bay Funding LLC
5.72%, 12/7/23	50,000	49,480
		418,412
Automobile (0.7%)
Mercedes-Benz Finance North America LLC,
5.37%, 10/27/23	14,000	13,942
5.38%, 11/2/23 (b)	40,000	39,800
Toyota Financial Services de Puerto Rico, Inc.
5.41%, 10/5/23	22,000	21,981
		75,723
Chemicals (5.2%)
BASF SE,
5.57%, 11/20/23	147,000	145,844
5.58%, 11/21/23	40,000	39,680
5.77%, 12/6/23	25,000	24,742
5.78%, 12/18/23 - 12/19/23	295,000	291,359
EIDP, Inc.,
5.77%, 10/13/23 - 10/17/23	57,000	56,859
5.84%, 12/7/23	5,000	4,950
5.93%, 12/4/23	15,000	14,855
		578,289
Communications (1.6%)
AT&T, Inc.,
5.68%, 12/19/23	82,000	80,975
5.80%, 2/23/24	21,625	21,121
5.93%, 3/19/24	15,000	14,588
Walt Disney Co.
5.71%, 3/26/24	65,000	63,199
		179,883
Consumer, Non-Cyclical (2.2%)
LVMH Moet Hennessy Louis Vuitton,
5.77%, 6/6/24	80,000	76,916
5.78%, 6/6/24 - 6/7/24	85,000	81,714
5.80%, 6/10/24	65,000	62,454
5.83%, 6/13/24 (b)	22,000	21,128
		242,212
Diversified Financial Services (0.6%)
Bay Square Funding LLC
6.05%, 9/18/24	50,000	47,202
New York Life Short Term Funding LLC
5.33%, 10/4/23	20,000	19,985
		67,187
Domestic Banks (5.5%)
Barton Capital SA
5.46%, 11/1/23	50,000	49,752

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

Ultra-Short Income Portfolio

	Face Amount (000)	Value (000)
Domestic Banks (cont'd)
HSBC USA, Inc.,
5.72%, 5/7/24	$22,000	$21,203
5.93%, 5/17/24	35,000	33,670
5.98%, 12/15/23	75,000	74,108
6.01%, 12/8/23	74,000	73,201
6.02%, 11/14/23	25,000	24,825
6.25%, 6/3/24 - 6/6/24 (b)	73,000	69,977
6.26%, 6/7/24	25,000	23,956
6.35%, 6/10/24	42,000	40,223
6.39%, 7/12/24	25,000	23,799
6.46%, 6/28/24	75,000	71,582
6.47%, 8/22/24	14,250	13,461
6.48%, 8/20/24 (b)	48,000	45,361
6.51%, 7/26/24	50,000	47,472
		612,590
Finance (3.4%)
Barclays Capital, Inc.,
5.68%, 12/19/23	100,000	98,760
5.73%, 12/28/23	100,000	98,616
5.75%, 12/18/23	32,000	31,608
5.87%, 11/22/23	75,000	74,388
6.15%, 7/24/24	30,000	28,583
6.18%, 9/13/24	47,250	44,653
Citigroup Global Markets, Inc.
5.47%, 12/14/23	9,350	9,242
		385,850
Health Care Services (0.3%)
Catholic Health Initiatives,
5.68%, 12/7/23	14,154	13,985
5.92%, 12/13/23	25,000	24,675
		38,660
Insurance (1.2%)
Pricoa Short Term Funding LLC,
5.38%, 5/1/24	15,000	14,496
5.92%, 6/17/24	75,000	71,920
5.94%, 7/17/24	23,000	21,947
Prudential Financial, Inc.
5.35%, 10/2/23	1,000	999
Prudential Funding LLC
5.90%, 5/20/24	26,800	25,825
		135,187
International Banks (12.8%)
Australia & New Zealand Banking Group Ltd.
5.85%, 4/22/24	4,000	3,872
Barclays Bank PLC
5.98%, 7/9/24 (b)	10,000	9,549
Federation des Caisses Desjardins du Quebec
5.59%, 12/18/23	15,000	14,817
Landesbank Baden-Wuerttemberg
5.34%, 10/3/23 - 10/6/23	506,000	505,596
Lloyds Bank PLC
5.95%, 6/28/24	4,000	3,828
	Face Amount (000)	Value (000)
Macquarie Bank Ltd.,
5.41%, 10/4/23 (b)	$85,000	$84,937
5.49%, 11/24/23	75,000	74,362
5.71%, 12/8/23 - 12/11/23	150,000	148,366
5.72%, 12/15/23 (b)	25,000	24,704
5.99%, 5/10/24	20,000	19,293
6.07%, 9/20/24	75,000	70,799
National Australia Bank Ltd.
5.94%, 9/12/24	75,000	70,954
Societe Generale SA,
5.62%, 2/26/24 (b)	15,000	14,675
5.82%, 11/10/23 (b)	110,000	109,319
6.38%, 7/1/24 (b)	80,000	76,507
Sumitomo Mitsui Trust Bank Ltd.,
5.52%, 1/5/24	16,000	15,759
5.61%, 12/14/23	35,000	34,598
Suncorp Group Ltd.
5.52%, 11/6/23	19,000	18,887
Toronto-Dominion Bank
6.00%, 8/23/24	52,500	49,817
UBS AG
6.13%, 7/31/24	13,000	12,371
Westpac Banking Corp.
5.93%, 9/6/24	70,000	66,271
		1,429,281
Total Commercial Paper (Cost $4,165,175)		4,163,274
Corporate Bonds (0.9%)
Domestic Bank (0.6%)
JP Morgan Chase & Co.
3.88%, 2/1/24 (c)	66,985	66,518
Insurance (0.2%)
Equitable Financial Life Global Funding
0.50%, 11/17/23 (b)	15,000	14,906
International Banks (0.1%)
Federation des Caisses Desjardins du Quebec
0.70%, 5/21/24 (b)	3,583	3,466
Sumitomo Mitsui Trust Bank Ltd.
0.85%, 3/25/24 (b)	11,353	11,085
		14,551
Total Corporate Bonds (Cost $95,943)		95,975
Floating Rate Notes (d) (32.1%)
Diversified Financial Services (1.1%)
Mizuho Markets Cayman LP,
SOFR + 0.52%, 5.90%, 12/22/23 (b)	50,000	50,039
SOFR + 0.60%, 6.00%, 3/20/24	75,000	75,088
		125,127
Domestic Banks (2.5%)
Barton Capital SA,
SOFR + 0.47%, 5.78%, 12/1/23	100,000	100,054
Citibank NA,
SOFR + 0.68%, 6.00%, 6/12/24	65,000	65,090

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

Ultra-Short Income Portfolio

	Face Amount (000)	Value (000)
Domestic Banks (cont'd)
Wells Fargo Bank NA,
SOFR + 0.65%, 5.96%, 7/3/24	$114,500	$114,620
		279,764
Finance (1.0%)
American Express Co.,
SOFR + 0.23%, 5.60%, 11/3/23	15,999	15,998
J.P Morgan Securities LLC,
SOFR + 0.65%, 5.97%, 6/7/24 (b)	100,000	100,083
		116,081
International Banks (27.5%)
Bank of Montreal,
SOFR + 0.35%, 5.69%, 12/8/23	115,589	115,591
SOFR + 0.75%, 6.06%, 12/1/23	200,000	200,195
SOFR + 0.80%, 6.11%, 11/7/23	75,500	75,550
MTN
SOFR + 0.71%, 6.06%, 3/8/24 (c)	25,510	25,545
Bank of Nova Scotia,
SOFR + 0.75%, 6.06%, 12/4/23	94,000	94,096
MTN
SOFR + 0.96%, 6.30%, 3/11/24	15,361	15,395
Barclays Bank PLC,
SOFR + 0.75%, 6.06%, 10/4/23 - 10/5/23 (b)	75,000	75,007
Canadian Imperial Bank of Commerce,
SOFR + 0.40%, 5.71%, 12/14/23	27,897	27,900
SOFR + 0.66%, 5.97%, 6/7/24	150,000	150,262
SOFR + 0.70%, 6.02%, 4/5/24	175,000	175,409
Mizuho Bank Ltd.,
SOFR + 0.56%, 5.88%, 3/14/24	100,000	100,087
SOFR + 0.60%, 5.92%, 2/26/24	175,000	175,187
Natixis SA,
SOFR + 0.36%, 5.67%, 11/1/23	42,000	42,010
SOFR + 0.50%, 5.81%, 7/1/24	250,000	250,063
Nordea Bank AB,
SOFR + 0.50%, 5.81%, 3/18/24 (b)	40,000	40,035
Nordea Bank ABP,
SOFR + 0.50%, 5.81%, 3/12/24 - 3/18/24	125,000	125,106
SOFR + 0.51%, 5.82%, 3/15/24	50,000	50,045
Royal Bank of Canada,
SOFR + 0.30%, 5.68%, 1/19/24	1,045	1,045
SOFR + 0.75%, 6.06%, 11/29/23 (b)	100,000	100,094
MTN
SOFR + 0.45%, 5.81%, 10/26/23	28,691	28,691
Skandinaviska Enskilda Banken AB,
SOFR + 0.65%, 5.97%, 6/12/24 (b)	131,000	131,160
Societe Generale SA,
SOFR + 0.68%, 5.99%, 6/27/24 (b)	35,000	35,051
SOFR + 0.82%, 6.13%, 12/11/23 (b)	22,000	22,027
SOFR + 0.90%, 6.21%, 11/20/23 (b)	90,000	90,094
	Face Amount (000)	Value (000)
Sumitomo Mitsui Banking Corp.,
SOFR + 0.58%, 5.89%, 2/23/24	$18,000	$18,018
SOFR + 0.60%, 5.91%, 12/5/23	125,000	125,098
SOFR + 0.70%, 6.01%, 6/6/24	100,000	100,124
SOFR + 0.92%, 6.23%, 11/30/23	150,000	150,192
SOFR + 0.95%, 6.26%, 10/25/23	101,000	101,057
Svenska Handelsbanken AB,
SOFR + 0.67%, 5.99%, 4/5/24	183,000	183,315
SOFR + 0.72%, 6.04%, 12/5/23	180,000	180,187
Toronto-Dominion Bank,
SOFR + 0.36%, 5.71%, 3/4/24 (c)	41,413	41,412
MTN
SOFR + 0.91%, 6.25%, 3/8/24	25,189	25,242
		3,070,290
Total Floating Rate Notes (Cost $3,587,753)		3,591,262
Repurchase Agreements (10.6%)
Bank of America Securities, Inc., (5.77% (d), dated 1/27/23, due 1/26/24; proceeds $232,835; fully collateralized by various Common Stocks and Preferred Stocks; valued at $231,000) (Demand 10/2/23) (e)	220,000	220,000
BMO Capital Markets Corp., (5.42%, dated 9/29/23, due 10/2/23; proceeds $1,000; fully collateralized by various Corporate Bonds, 0.90% - 6.15%, due 3/25/24 - 12/1/49; valued at $1,051)	1,000	1,000
BNP Paribas SA, (5.53% (d), dated 6/29/22, due 10/6/23; proceeds $246,393; fully collateralized by various Corporate Bonds, 2.45% - 12.75%, due 2/15/25 - 10/1/33; valued at $243,800) (Demand 10/2/23)	230,000	230,000
Citigroup Global Markets, Inc., (5.94% (d), dated 11/14/22, due 1/2/24; proceeds $213,685; fully collateralized by various Corporate Bonds, 3.13% - 12.75%, due 4/1/24 - 6/1/60; valued at $212,000) (Demand 10/2/23) (e)	200,000	200,000
ING Financial Markets LLC, (5.40%, dated 9/29/23, due 10/2/23; proceeds $5,002; fully collateralized by various Corporate Bonds, 1.95% - 6.50%, due 9/29/25 - 12/31/79; valued at $5,251)	5,000	5,000
JP Morgan Securities LLC, (5.57% (d), dated 11/17/21, due 10/6/23; proceeds $77,451; fully collateralized by various Convertable Bonds, 0.00% - 5.00%, due 3/15/26 - 11/1/26; valued at $75,346) (Demand 10/2/23) (e)	70,000	70,000
JP Morgan Securities LLC, (5.77% (d), dated 1/5/23, due 12/28/23; proceeds $306,594; fully collateralized by various Corporate Bonds, 2.15% - 11.50%, due 11/26/24 - 4/15/32; valued at $308,835) (Demand 10/2/23) (e)	290,000	290,000
Pershing LLC, (5.64%, dated 9/29/23, due 10/2/23; proceeds $25,012; fully collateralized by various Corporate Bonds, 1.60% - 9.62%, due 6/14/24 - 12/31/79; valued at $26,428) (e)	25,000	25,000

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Portfolio of Investments (cont'd)

Ultra-Short Income Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Societe Generale SA, (5.47%, dated 9/29/23, due 10/2/23; proceeds $55,025; fully collateralized by various Corporate Bonds, 0.82% - 11.00%, due 2/29/24 - 12/31/79; valued at $58,077) (e)	$55,000	$55,000
Wells Fargo Securities LLC, (5.71%, dated 9/15/23, due 12/14/23; proceeds $90,270; fully collateralized by various Common Stocks; valued at $93,450) (e)	89,000	89,000
Total Repurchase Agreements (Cost $1,185,000)		1,185,000
Time Deposits (1.8%)
Domestic Bank (1.5%)
DNB Bank ASA (New York Branch)
5.30%, 10/2/23	164,000	164,000
International Bank (0.3%)
Credit Agricole Corporate and Investment Bank
5.30%, 10/2/23	32,000	32,000
Total Time Deposits (Cost $196,000)		196,000
Total Investments (100.5%) (Cost $11,234,461) (f)(g)		11,234,784
Liabilities in Excess of Other Assets (–0.5%)		(56,767)
Net Assets (100.0%)		$11,178,017

(a)  The rates shown are the effective yields at the date of purchase.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  All or a portion of the security is subject to delayed delivery.

(d)  Floating or variable rate securities: The rates disclosed are as of September 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(e)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time after which they revert to a floating rate. Interest rates in effect are as of September 30, 2023.

(f)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(g)  At September 30, 2023, the aggregate cost for federal income tax purposes is approximately $11,234,461,000. The aggregate gross unrealized appreciation is approximately $3,885,000 and the aggregate gross unrealized depreciation is approximately $3,562,000, resulting in net unrealized appreciation of approximately $323,000.

MTN  Medium Term Note.

SOFR  Secured Overnight Financing Rate.

Portfolio Composition

Classification	Percentage of Total Investments
Commercial Paper	37.1%
Floating Rate Notes	32.0
Certificates of Deposit	17.8
Repurchase Agreements	10.5
Other*	2.6
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Ultra-Short Income Portfolio

Statement of Assets and Liabilities	September 30, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $11,234,461, including value of repurchase agreements of $1,185,000)	$11,234,784
Cash	1,914
Interest Receivable	58,022
Receivable for Fund Shares Sold	11,306
Other Assets	1,077
Total Assets	11,307,103
Liabilities:
Payable for Investments Purchased	75,788
Payable for Fund Shares Redeemed	43,131
Dividends Payable	4,350
Payable for Advisory Fees	3,976
Payable for Administration Fees	759
Payable for Shareholder Services Fees — Institutional Class	60
Payable for Shareholder Services Fees — Class A	415
Payable for Custodian Fees	51
Payable for Professional Fees	50
Payable for Transfer Agency Fees — Class IR	10
Payable for Transfer Agency Fees — Institutional Class	4
Payable for Transfer Agency Fees — Class A	3
Other Liabilities	489
Total Liabilities	129,086
Net Assets	$11,178,017
Net Assets Consist of:
Paid-in-Capital	$11,240,191
Total Accumulated Loss	(62,174)
Net Assets	$11,178,017
CLASS IR:
Net Assets	$4,879,799
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	489,074,616
Net Asset Value, Offering and Redemption Price Per Share	$9.98
INSTITUTIONAL CLASS:
Net Assets	$1,447,215
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	145,039,058
Net Asset Value, Offering and Redemption Price Per Share	$9.98
CLASS A:
Net Assets	$4,851,003
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	486,273,376
Net Asset Value, Offering and Redemption Price Per Share	$9.98

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Ultra-Short Income Portfolio

Statement of Operations	Year Ended September 30, 2023 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$571,008
Expenses:
Advisory Fees (Note B)	22,524
Shareholder Services Fees — Institutional Class (Note D)	807
Shareholder Services Fees — Class A (Note D)	11,787
Administration Fees (Note C)	9,009
Registration Fees	1,289
Custodian Fees (Note F)	189
Trustees' Fees and Expenses	176
Professional Fees	151
Transfer Agency Fees — Class IR (Note E)	45
Transfer Agency Fees — Institutional Class (Note E)	19
Transfer Agency Fees — Class A (Note E)	14
Shareholder Reporting Fees	49
Pricing Fees	1
Other Expenses	380
Total Expenses	46,440
Waiver of Advisory Fees (Note B)	(5,614)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(45)
Reimbursement of Class Specific Expenses — Institutional Class (Note B)	(19)
Waiver of Shareholder Services Fees — Class A (Note D)	(7,072)
Net Expenses	33,690
Net Investment Income	537,318
Realized Gain:
Investments Sold	46
Change in Unrealized Appreciation (Depreciation):
Investments	11,970
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	12,016
Net Increase in Net Assets Resulting from Operations	$549,334

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Ultra-Short Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2023 (000)	Year Ended September 30, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$537,318	$90,977
Net Realized Gain	46	235
Net Change in Unrealized Appreciation (Depreciation)	11,970	(14,783)
Net Increase in Net Assets Resulting from Operations	549,334	76,429
Dividends and Distributions to Shareholders:
Class IR	(237,467)	(40,463)
Institutional Class	(75,947)	(15,723)
Class A	(223,904)	(34,791)
Total Dividends and Distributions to Shareholders	(537,318)	(90,977)
Capital Share Transactions:(1)
Class IR:
Subscribed	6,283,629	7,214,321
Distributions Reinvested	194,526	30,579
Redeemed	(6,549,877)	(7,307,703)
Institutional Class:
Subscribed	1,331,405	2,043,532
Distributions Reinvested	76,064	15,376
Redeemed	(1,968,576)	(1,884,107)
Class A:
Subscribed	3,934,159	2,260,850
Distributions Reinvested	223,899	34,037
Redeemed	(3,763,110)	(3,810,471)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(237,881)	(1,403,586)
Total Decrease in Net Assets	(225,865)	(1,418,134)
Net Assets:
Beginning of Period	11,403,882	12,822,016
End of Period	$11,178,017	$11,403,882
(1) Capital Share Transactions:
Class IR:
Shares Subscribed	629,870	723,399
Shares Issued on Distributions Reinvested	19,501	3,067
Shares Redeemed	(656,519)	(732,632)
Net Decrease in Class IR Shares Outstanding	(7,148)	(6,166)
Institutional Class:
Shares Subscribed	133,403	204,843
Shares Issued on Distributions Reinvested	7,624	1,542
Shares Redeemed	(197,293)	(188,909)
Net Increase (Decrease) in Institutional Class Shares Outstanding	(56,266)	17,476
Class A:
Shares Subscribed	394,450	226,710
Shares Issued on Distributions Reinvested	22,446	3,414
Shares Redeemed	(377,277)	(382,083)
Net Increase (Decrease) in Class A Shares Outstanding	39,619	(151,959)

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Financial Highlights

Ultra-Short Income Portfolio

	Class IR
	Year Ended September 30,
Selected Per Share Data and Ratios	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.97	$9.98	$9.99	$10.02	$10.01
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.48	0.10	0.02	0.13	0.25
Net Realized and Unrealized Gain (Loss)	0.01	(0.02)	(0.01)	(0.03)	0.01
Total from Investment Operations	0.49	0.08	0.01	0.10	0.26
Distributions from and/or in Excess of:
Net Investment Income	(0.48)	(0.09)	(0.02)	(0.13)	(0.25)
Net Asset Value, End of Period	$9.98	$9.97	$9.98	$9.99	$10.02
Total Return(2)	5.03%	0.79%	0.10%	1.03%	2.68%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,879,799	$4,945,966	$5,014,307	$5,388,750	$4,765,201
Ratio of Expenses Before Expense Limitation	0.30%	0.29%	0.30%	0.31%	0.30%
Ratio of Expenses After Expense Limitation	0.25%	0.20%	0.18%	0.24%	0.24%
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	N/A	N/A	0.24%	0.24%
Ratio of Net Investment Income	4.82%	0.96%	0.21%	1.34%	2.53%
Portfolio Turnover Rate	N/A(3)	N/A(3)	N/A(3)	N/A(3)	N/A(3)

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Financial Highlights

Ultra-Short Income Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.97	$9.98	$9.99	$10.02	$10.01
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.47	0.08	0.02	0.14	0.25
Net Realized and Unrealized Gain (Loss)	0.01	(0.01)	(0.01)	(0.04)	0.01
Total from Investment Operations	0.48	0.07	0.01	0.10	0.26
Distributions from and/or in Excess of:
Net Investment Income	(0.47)	(0.08)	(0.02)	(0.13)	(0.25)
Net Asset Value, End of Period	$9.98	$9.97	$9.98	$9.99	$10.02
Total Return(2)	4.97%	0.74%	0.05%	0.98%	2.62%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,447,215	$2,006,592	$1,834,410	$2,544,657	$3,085,210
Ratio of Expenses Before Expense Limitation	0.35%	0.34%	0.35%	0.36%	0.34%
Ratio of Expenses After Expense Limitation	0.30%	0.25%	0.23%	0.29%	0.29%
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	N/A	N/A	0.29%	0.29%
Ratio of Net Investment Income	4.77%	0.79%	0.16%	1.39%	2.48%
Portfolio Turnover Rate	N/A(3)	N/A(3)	N/A(3)	N/A(3)	N/A(3)

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Financial Highlights

Ultra-Short Income Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2023	2022	2021		2020	2019
Net Asset Value, Beginning of Period	$9.97	$9.98	$9.99		$10.02	$10.01
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.47	0.07	0.01		0.12	0.23
Net Realized and Unrealized Gain (Loss)	0.01	0.00 (2)	(0.01)		(0.04)	0.01
Total from Investment Operations	0.48	0.07	(0.00	)(2)	0.08	0.24
Distributions from and/or in Excess of:
Net Investment Income	(0.47)	(0.08)	(0.01)		(0.11)	(0.23)
Net Asset Value, End of Period	$9.98	$9.97	$9.98		$9.99	$10.02
Total Return(3)	4.92%	0.67%	(0.03)%		0.80%	2.42%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,851,003	$4,451,324	$5,973,299		$9,923,736	$10,784,226
Ratio of Expenses Before Expense Limitation	0.55%	0.54%	0.55%		0.56%	0.55%
Ratio of Expenses After Expense Limitation	0.35%	0.31%	0.32%		0.46%	0.49%
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	N/A	N/A		0.46%	0.49%
Ratio of Net Investment Income	4.72%	0.70%	0.08%		1.16%	2.29%
Portfolio Turnover Rate	N/A(4)	N/A(4)	N/A(4)		N/A(4)	N/A(4)

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). All Funds are considered diversified for purposes of the Act.

The Trust applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC"). In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying financial statements relate to the Ultra-Short Income Portfolio. The Fund seeks current income with capital preservation while maintaining liquidity. The Fund offers three classes of shares — Class IR, Institutional Class and Class A.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Fixed income securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; and (2) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees.

In connection with Rule 2a-5 of the Act, the Trustees have designated the Trust's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value

18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Short-Term Investments
Certificates of Deposit	$—	$2,003,273	$—	$2,003,273
Commercial Paper	—	4,163,274	—	4,163,274
Corporate Bonds	—	95,975	—	95,975
Floating Rate Notes	—	3,591,262	—	3,591,262
Repurchase Agreements	—	1,185,000	—	1,185,000
Time Deposits	—	196,000	—	196,000
Total Short-Term Investments	—	11,234,784	—	11,234,784
Total Assets	$—	$11,234,784	$—	$11,234,784

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian for investment companies advised by the Fund's Adviser. The Fund will participate on a pro rata basis with the other investment companies in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Repurchase agreements are subject to Master Repurchase Agreements which are agreements between the Fund and its counterparties that typically include provisions which provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement

19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

amounts but gross. As indicated on the Portfolio of Investments, the cash or securities to be repurchased exceeds the repurchase price to be paid under the repurchase agreement reducing the net settlement amount to zero.

4.  Indemnifications: The Trust enters into contracts that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

5.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the close of each business day. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services and transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.20% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.25% for Class IR shares, 0.30% for Institutional Class shares and 0.40% for Class A shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. In addition, the Adviser may make additional voluntary fee waivers and/or expense reimbursements. The ratios of expenses to average net assets disclosed in the Fund's Financial Highlights may be lower than the maximum expense ratios due to these additional fee waivers and/or expense reimbursements. For the year ended September 30, 2023, approximately $5,614,000 of advisory fees were waived and approximately $64,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to the Institutional Class shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.05% of the Fund's average daily net assets attributable to the Institutional Class shares.

The Trust has adopted a Shareholder Services Plan with respect to the Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to the Class A shares. The Distributor has agreed to waive the 12b-1 fees on Class A shares of the Fund to the extent it exceeds 0.10% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time as the Trustees act to discontinue all or a portion of such waiver when it deems such action is appropriate. For the year ended September 30, 2023, this waiver amounted to approximately $7,072,000.

The Distributor, Adviser and Administrator may also waive the shareholder services fees, advisory fees, administration fees and/or reimburse expenses to enable the Fund to maintain a minimum level of daily net investment income. This arrangement had no effect for the year ended September 30, 2023. The Distributor, Adviser and Administrator may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.

The shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Institutional Class and Class A shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Trust pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

Morgan Stanley Services Company Inc. serves as Co-Transfer Agent and provides certain transfer agency services to the Fund with respect to certain direct transactions with the Fund.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment Morgan Stanley Institutional Fund Trust options under the Compensation Plan. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From: Ordinary Income (000)	2022 Distributions Paid From: Ordinary Income (000)
$537,318	$90,977

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Notes to Financial Statements (cont'd)

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended September 30, 2023

At September 30, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$6,217	$—

At September 30, 2023, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $63,937,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2023, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $46,000.

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the twelve months ended September 30, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 80.1%.

K. Market Risk: An investment in the Fund is based on the values of the Fund's investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, adversely affect and increase the volatility of the Fund's share price and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments.

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Ultra-Short Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Ultra-Short Income Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 27, 2023

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2022, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's contractual management fee was higher than but close to its peer group average and the actual management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2023.

The Fund designated approximately $291,551,000 of its distributions paid as qualified interest income.

The Fund designated approximately $537,291,000 of its distributions paid as business interest income.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im. or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

U.S. Customer Privacy Notice (unaudited)   April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Trustee	Since February 2022	Chief Executive Officer, Asset Management Division, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	87

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	87

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Joseph K. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	87	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	Trustee (since January 2022) and Treasurer (since January 2023), Nutley Family Service Bureau, Inc.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2022) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustees at any time during the past five years.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Trustees and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Trustees and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Morgan Stanley Services Company, Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2023 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTUSIANN
6045117 EXP 11.30.24

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f)

  (1) The registrant’s Code of Ethics is attached hereto as Exhibit 13 A.

  (2) Not applicable.

  (3) Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Jakki L. Haussler, an “independent” Trustee, is an “audit committee financial expert" serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2023

	Registrant		Covered Entities
Audit Fees	$586,943		N/A
Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$—	(4)
All Other Fees	$—		$1,586,712	(5)
Total Non-Audit Fees	$—		$1,586,712
Total	$586,943		$1,586,712

2022

	Registrant		Covered Entities
Audit Fees	$586,943		N/A
Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$—	(4)
All Other Fees	$—		$13,150,465	(5)
Total Non-Audit Fees	$—		$13,150,465
Total	$586,943		$13,150,465

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.

(5)	The fees included under “All Other Fees” are for services provided by Ernst & Young LLP related to surprise examinations for certain investment accounts to satisfy SEC Custody Rules and consulting services related to merger integration for sister entity to the Adviser.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 12 AND 13, 20193

 1. Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

3 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

 2. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

 3. Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix A. All other Audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

 4. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix A. All other Audit-related services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

 5. Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix A. All Tax services in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

 6. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix A. Permissible All Other services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

 7. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

 8. Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairperson of the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the Chairperson of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

 9. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

 10. Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

 Morgan Stanley Funds

 Morgan Stanley & Co. LLC

 Morgan Stanley Investment Management Inc.

 Morgan Stanley Investment Management Limited

 Morgan Stanley Investment Management Private Limited

 Morgan Stanley Asset & Investment Trust Management Co., Limited

 Morgan Stanley Investment Management Company

 Morgan Stanley Services Company, Inc.

 Morgan Stanley Distribution, Inc.

 Morgan Stanley AIP GP LP

 Morgan Stanley Alternative Investment Partners LP

 Morgan Stanley Smith Barney LLC

 Morgan Stanley Capital Management LLC

 Morgan Stanley Asia Limited

 Morgan Stanley Services Group

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

APPENDIX A

Pre-Approved Audit Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Statutory audits or financial audits for the Funds	For a complete list of fees, please contact the legal department **	N/A
Services associated with SEC registration statements (including new fund filings/seed audits), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters	*	*
Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit related” services rather than “audit” services)	*	*

Pre-Approved Audit-Related Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Attest procedures not required by statute or regulation	*	*
Due diligence services pertaining to potential fund mergers	*	*
Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	*	*
General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	*	*

Pre-Approved Tax Services

Service	Range of Fees
	The Fund(s)	Covered Entities
U.S. federal, state and local tax planning and advice	*	*
U.S. federal, state and local tax compliance	*	*
International tax planning and advice	*	*
International tax compliance	*	*
Review/preparation of federal, state, local and international income, franchise, and other tax returns	$450,000 PwC	N/A
Identification of Passive Foreign Investment Companies	$175,000 PwC	*
PwC ITV Tool – assist in determining which Fund holdings have foreign capital gains tax exposure	$125,000 PwC	*
Foreign Tax Services - Preparation of local foreign tax returns and assistance with local tax compliance issues (including maintenance of transaction schedules, assistance in periodic tax remittances, tax registration, representing funds before foreign revenue authorities and assistance with assessment orders)	$500,000 PwC	*
Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies	*	*
Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund’s tax compliance function)	*	*

Pre-Approved All Other Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Risk management advisory services, e.g., assessment and testing of security infrastructure controls	*	*

* Aggregate fees related to the pre-approved services will be limited to 10% of the 2023-2024 annual fees for audit and tax services (see fee schedule distributed by the Auditors).

** Audit and tax services for new funds/portfolios will be subject to the maximum audit and tax fee for a fund/portfolio on fee schedule distributed by the Auditors.

Prohibited Non-Audit Services

 ● Bookkeeping or other services related to the accounting records or financial statements of the audit client

 ● Financial information systems design and implementation

 ● Appraisal or valuation services, fairness opinions or contribution-in-kind reports

 ● Actuarial services

 ● Internal audit outsourcing services

 ● Management functions

 ● Human resources

 ● Broker-dealer, investment adviser or investment banking services

 ● Legal services

 ● Expert services unrelated to the audit

(i)            Not Applicable.

(j)           Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Nancy C. Everett, Eddie A. Grier and Jakki L. Haussler.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable

Item 13. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as part of EX-99.CERT.

(c) Section 906 certification

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Fund Trust

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
November 20, 2023

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
November 20, 2023

/s/ Francis J. Smith
Francis J. Smith
Principal Financial Officer
November 20, 2023